As filed with the Securities and Exchange Commission on May 1, 2017

Registration No. 333 -151535

File No. 811-09044

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒

Pre Effective Amendment No.	☐
Post Effective Amendment No. 9	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒

Amendment No. 53	☒

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(Exact Name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

One National Life Drive

Montpelier, Vermont 05604

(802) 229-3113

Lisa F. Muller

Counsel

National Variable Life Insurance Account

One National Life Drive

Montpelier, Vermont 05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interests in a variable account under individual flexible premium variable universal life policies

Investor Select

Variable Universal Life Insurance

P R O S P E C T U S

Dated May 1, 2017

National Life Insurance Company	Home Office: One National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the Investor Select policy, an individual variable universal life insurance policy (“Policy”) offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”). This Policy combines insurance and investment features. The Policy’s primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of portfolios with different investment objectives, and you can increase or decrease the Death Benefit payable under your Policy.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two. The General Account pays interest at a guaranteed rate of at least 3%. The Separate Account is divided into several subaccounts. Each subaccount buys shares of a specific portfolio. The available portfolios are:

Sentinel Asset Management, Inc[1]	Fred Alger Management, Inc.	AllianceBernstein L.P.
Sentinel Variable Products Trust Balanced Bond Common Stock Small Company	The Alger Portfolios Large Cap Growth Capital Appreciation Small Cap Growth	AB Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value

American Century Investment Management, Inc.	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company
American Century Variable Portfolios, Inc. VP Value VP Inflation Protection	Deutsche Investments VIT Funds Small Cap Index VIP Deutsche Variable Series II Small Mid Cap Value VIP

Fidelity® Variable Insurance Products

VIP Equity-Income
VIP Growth
VIP High Income
VIP Overseas

VIP Contrafund®

VIP Index 500

VIP Mid Cap

VIP Value Strategies

VIP Investment Grade Bond

VIP Government Money Market

Franklin Templeton Investments	Neuberger Berman Investment Advisers, LLC	OppenheimerFunds, Inc.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Discovery VIP

Franklin Mutual Shares VIP

Franklin Small Cap Value VIP

Franklin Small-Mid Cap Growth VIP

Templeton Foreign VIP

Franklin U.S. Government VIP

	Neuberger Berman Advisers Mgmt. Trust Large Cap Value MidCap Growth Short Duration Bond Socially Responsive	Oppenheimer Variable Account Funds Conservative Balanced/VA Main Street Small Cap/VA Global Strategic Income /VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation
T. Rowe Price Equity Series, Inc. Blue Chip Growth Equity Income Health Sciences Personal Strategy Balanced	VanEck VIP Trust Emerging Markets Global Hard Assets Unconstrained Emerging Markets Bond

1 As of the date of this Prospectus, Sentinel Asset Management, Inc. (“Sentinel”), the Investment Advisor of the Sentinel Variable Products Trust Funds has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Trust.

The value of your Policy will depend upon the investment results of the portfolios you select. The Policy’s value and Death Benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the Separate Account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum Policy value. You could lose some or all of your money. Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses and supplements for the underlying portfolios that we make available as investment options under the Policies. They are available without charge by contacting the Home Office, at the address and phone number listed above. You should keep all prospectuses and supplements for future reference.

An investment in the Policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this Policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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The Policy may not be available in all states and its terms may vary by state. This prospectus does not offer the Policy in any state in which we may not legally offer the Policy. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance Policy is to provide insurance protection. We do not claim that the Policy is in any way similar or comparable to an investment in a mutual fund.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus and in the Statement of Additional Information ("SAI"). Please consult your agent and refer to your Policy for details. For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Option A, the Death Benefit will be based on the greater of:

•	Face Amount; or
•	the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Option B, the Death Benefit will be based on the greater of:

•	the Face Amount plus the Accumulated Value; or
•	the Accumulated Value multiplied by the same factor that applies to Option A.

After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. See “Death Benefit.”

•	In addition, for Policies issued before September 9, 2011, accelerated care and chronic care protection riders were available if they were elected at Policy issue. The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider. There is an additional cost for the accelerated care rider and the chronic care protection rider.

•	You may add additional insurance and other benefits to your Policy by rider. Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

•	You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They may also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•	In order to meet the definition of life insurance under the Internal Revenue Code of 1986, as amended (the “Code”), section 7702 of the Code defines two alternative testing procedures. These are the guideline premium test (“GPT”) and the cash value accumulation test (“CVAT”). We will apply the GPT test to the Policy unless your Policy will be classified under federal tax law as a modified endowment contract (“Modified Endowment Contract”) at issue and you elect to have the CVAT applied.

Cash Benefits. After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the Monthly Deduction for the most recent Monthly Policy Date unless state law requirements differ. When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable.

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After a year, you may request a Withdrawal of Cash Surrender Value. However:

•	You must withdraw at least $500.
•	You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the Monthly Deduction for the most recent Monthly Policy Date.
•	You can only withdraw Accumulated Value from the General Account after you have withdrawn all Accumulated Value from the Separate Account.
•	We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.
•	If Option A is in effect at the time of the Withdrawal, then the Face Amount will be reduced by the amount of the Withdrawal. The Withdrawal will not be permitted if it would reduce the Face Amount below the Minimum Face Amount.
•	A Withdrawal will not be permitted if it would cause the Policy to no longer qualify as life insurance for federal income tax purposes under the Internal Revenue Code.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Tax Benefits. Assuming the Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes may apply.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 3% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the Separate Account and the General Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge. You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; or (b) $5,000. We allow only one such transfer out of the General Account in any Policy Year.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy you allocate to the Separate Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse. Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners. Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. To protect Owners and portfolios from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 3%.

Risk of Lapse. If on any Monthly Policy Date the Cash Surrender Value is insufficient to cover the Monthly Deductions and any other charges under the Policy, the Policy will enter a 61-day Grace Period. This could happen for a number of reasons, including: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.

The Policy will enter a 61- day Grace Period, unless:

1.	the Policy is within the Policy Protection Period (the first five Policy Years); and
2.	the Accumulated Value less any debt is greater than the Monthly Deduction due; and
3.	the cumulative premiums paid since the Policy’s Date of Issue, less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Date of Issue.

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Another situation in which your Policy will not lapse is if you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks. We anticipate that a Policy issued on the basis of a standard Rate Class should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to Policies issued on a substandard basis (i.e., a Rate Class involving higher than standard mortality risk) and such a Policy may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of premiums permitted under the Policy.

Depending on the total amount of premiums you pay, the Policy may be classified as a Modified Endowment Contract under federal tax laws. If a Policy is classified as a Modified Endowment Contract, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans may generally not be treated as distributions, although this is not clear. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See “Modified Endowment Contracts” below for additional information.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy. Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks. The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Face Amount. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate that may be credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. These charges may not be typical of the charges you will pay.

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The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, pay Policy premiums or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Percent of Premium Expense Charge	Upon receipt of each premium payment	6% of each premium payment	6% of each premium payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount
Surrender Charge Maximum and Minimum Charge(1)		$54.38 to $1.35 per $1,000 of initial or increased Face Amount	$54.38 to $1.35 per $1,000 of initial or increased Face Amount
Surrender Charge for a — 45 year old male nonsmoker, first Policy Year		$30.02 per $1,000 of Face Amount	$30.02 per $1,000 of Face Amount
Withdrawal Fees	Upon making a Withdrawal	$25	None
Transfer Fees(2)	Upon transfer after the 12th transfer in a Policy Year	$25	None
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	2% of amount held as Collateral	0% of amount held as Collateral
Projection Report Charge(3)	When report requested after the initial report	$25	None

(1) The maximum charge of $54.38 is based on Insured with the following characteristics: female smoker age 61 in Policy Year 1. The minimum charge $1.35 is for a female nonsmoker issue age 0 Policy Year 10. In New York the maximum is $44.49 for a female nonsmoker age 64. The New York minimum charge becomes 0 before year ten for a number of ages, mostly older ages, and smokers. In Pennsylvania the maximum is $53.53 for a female smoker age 63 and the minimum is $1.12 for a female nonsmoker issue age 0 Policy Year 10.

(2) We reserve the right to pass through any charges assessed by a portfolio manager with respect to transfer frequency.

(3) This charge is not currently deducted. Please see your Policy for additional information.

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:(1)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121
Maximum and Minimum Charge(2)		$90.91 to $0.02 per $1,000 of Net Amount at Risk	$28.30 to $0.01 per $1,000 of Net Amount at Risk

Charge for a 45 year old male nonsmoker in the standard underwriting class, Policy Year 1		$0.19 per $1,000 of Net Amount at Risk	$0.03 per $1,000 of Net Amount at Risk
Monthly Policy Fee:	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50	$7.50
Monthly Account Value Charge:	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	none

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Monthly Expense Charge:(3)	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in Face Amount
Maximum and Minimum Charge		$2.81 to $0.08 per $1,000 of Face Amount	$2.81 to $0.08 per $1,000 of Face Amount

Charge for a 45 year old male nonsmoker in the standard underwriting class, Face Amount between $250,000 and $999,999		$0.30 per $1,000 of Face Amount	$0.30 per $1,000 of Face Amount

The charges listed below pertain to optional riders and are in addition to the charges described in the previous table.

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Waiver of Monthly Deductions Rider:(4),(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 65
Maximum and Minimum Charge		$0.27 to $0.05 multiplied by the Monthly Deduction(16)	$0.27 to $0.05 multiplied by the Monthly Deduction (16)

Charge for a 45 year old male, Policy Year 1		$0.08 multiplied by the Monthly Deduction(16)	$0.08 multiplied by the Monthly Deduction (16)
Accidental Death Benefit Rider:(4),(6)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 70
Maximum and Minimum Charge		$0.18 to $0.02 per $1,000 of Accidental Death Benefit	$0.18 to $0.02 per $1,000 of Accidental Death Benefit

Charge for a 45 year old male, Policy Year 1		$0.09 per $1,000 of Accidental Death Benefit	$0.09 per $1,000 of Accidental Death Benefit
Guaranteed Insurability Option Rider:(7),(8)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 40
Maximum and Minimum Charge		$0.16 to $0.02 multiplied by the option amount	$0.16 to $0.02 multiplied by the option amount

Charge for a 35 year old male (not available for ages 40 and over)		$0.15 multiplied by the option amount	$0.15 multiplied by the option amount
Accelerated Care Rider:(7),(9)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121

Maximum and Minimum Charge		$4.32 to $0.03 per $1,000 of Net Amount at Risk, plus from $0.92 to $0.0007 per dollar of Monthly Deduction	$1.98 to $0.01 per $1,000 of Net Amount at Risk, plus from $0.63 to $0.0003 per dollar of

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Monthly Deduction

Charge for a 45 year old male, accelerated care rider with a 1% benefit limit with the inflation protection option, Policy Year 1		$0.14 per $1,000 of Net Amount at Risk, plus $0.004 per dollar of Monthly Deduction (16)	$0.06 per $1,000 of Net Amount at Risk per month, plus $0.002 per dollar of Monthly Deduction(16)
Chronic Care Protection Rider:(7),(10)	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121
Maximum and Minimum Charge		$4.34 to $0.01 per $1,000 of rider Face Amount	$4.34 to $0.01 per $1,000 of rider Face Amount

Charge for a 45 year old male, chronic care protection rider with a 1% benefit limit with the inflation protection option and without the nonforfeiture benefit option		$0.18 per $1,000 of rider Face Amount	$0.18 per $1,000 of rider Face Amount
Balance Sheet Benefit Rider:(11),(12)	On the Date of Issue of the Policy and on each Monthly Policy Date during the first ten Policy Years and during the first ten Policy Years following an increase in Face Amount
Maximum and Minimum Charge		$0.12 to $0.02 per $1,000 of Face Amount	$0.12 to $0.02 per $1,000 of Face Amount

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Face Amount between $250,000 and $999,999		$0.08 per $1,000 of Face Amount	$0.08 per $1,000 of Face Amount
Children’s Term Rider:	On the Date of Issue of the Policy and on each Monthly Policy Date until the Policy Anniversary following the last covered dependent child’s 23rd birthday
Charge		$0.46 per $1,000 of rider Face Amount	$0.46 per $1,000 of rider Face Amount

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Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Other Insured Rider(11),(13):	On the Date of Issue of the Policy and on each Monthly Policy Date until the youngest covered other Insured reaches Attained Age 100
Maximum and Minimum Charge		$38.71 to $0.01 per $1,000 of rider Face Amount	$38.71 to $0.01 per $1,000 of rider Face Amount

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.25 per $1,000 of rider Face Amount	$0.03 per $1,000 of rider Face Amount
Waiver of Specified Premium Rider:(14)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter until the Insured reaches Attained Age 65
Maximum and Minimum Charge		$0.07 to $0.03 per dollar of waiver benefit	$0.07 to $0.03 per dollar of waiver benefit

Charge for a 45 year old male		$0.04 per dollar of waiver benefit	$0.04 per dollar of waiver benefit
Overloan Protection Rider:(11),(15)	At the time of exercise
Maximum and Minimum Charge Charge for a male, nonsmoker who exercises this rider at attained age 75		4.20% to 0.87% of Accumulated Value	4.20% to 0.87% of Accumulated Value
3.31% of Accumulated Value

(1) Cost of insurance charges vary based on factors including, the Insured’s Issue Age, sex, Rate Class, and the Policy’s Net Amount at Risk and Duration. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit divided by 1.00246627 exceeds the Accumulated Value. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data pages will indicate the guaranteed cost of insurance charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(2) The current minimum charge is based on an Insured with the following characteristics: Issue Age 25, female, elite preferred nonsmoker, Policy Year 1; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, nonsmoker, the Policy Years in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Age 120 is reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Age 120 is reached.

(3) The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Face Amount of the Policy at Issue. The Monthly Expense Charge is computed as the product of the original Face Amount of the Policy and the appropriate Monthly Expense Charge rate. A separate Monthly Expense Charge will apply to each increase in Face Amount. The current minimum charge and guaranteed minimum charge is based on an Insured with the following characteristics: Issue Age 0, female, nonsmoker; the current maximum charge and guaranteed maximum charge is based on an Insured with the following characteristics: Issue Age 85, male, smoker. The Monthly Expense Charge shown in the table may not be typical of what you will pay. Your Policy’s data pages will indicate the guaranteed Monthly Expense Charge applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(4)  The waiver of monthly deduction rider and the accidental death benefit rider vary based on Attained age and sex. The charges shown in the table may not be typical of what you will pay. Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(5) The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Attained Age of 59; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Attained Age of 63.

(6)  The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Attained Age of 69; the current minimum charge and the guaranteed minimum charge are based on a female Insured with an Attained Age of 11.

(7)  The guaranteed insurability option rider, the accelerated care rider, and the chronic care protection rider vary based on Issue Age and sex. The charges shown in the table may not be typical of what you will pay. Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(8) The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Issue Age of 39; the current minimum charge and the guaranteed minimum charge are based on a female Insured with an Issue Age of 0. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(9)  The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Issue Age of 85; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age equal to or less than 30. The current maximum charge and the guaranteed maximum charge for the accelerated care rider waiver of premium are based on a female Insured with an Attained Age of 98; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Attained Age equal to or less than 35. In addition, the Accelerated Care rider was available for policies issued before September 19, 2011 if it was elected at Policy issue.

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(10)  The current maximum charge and the guaranteed maximum charge are based on a female Insured with an Issue Age of 84; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age less than or equal to 31. This rider was available only to Owners of Policies issued before September 19, 2011, who elected the rider at Policy issue.

(11) The balance sheet benefit rider, the other insured rider, and the overloan protection rider vary based on the Insured’s Issue Age, sex, and nonsmoker versus smoker rate classification. The charges shown in the table may not be typical of what you will pay. Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(12) The current maximum charge and the guaranteed maximum charge are based on a male Insured, Smoker, with an Issue Age greater than or equal to 58; the current minimum charge and the guaranteed minimum charge are based on a female Insured, Nonsmoker, with an Issue Age of 0.

(13) The current maximum charge and the guaranteed maximum charge are based on a male Insured, Standard Smoker, with an Attained Age of 99; the current minimum charge and the guaranteed minimum charge are based on a female Insured, Nonsmoker, with an Issue Age between 20 and 40 in the first Policy Year.

(14) The waiver of specified premium rider varies by the Insured’s Issue Age and sex. The current maximum charge and the guaranteed maximum charge are based on a male Insured with an Issue Age greater than or equal to 59; the current minimum charge and the guaranteed minimum charge are based on a male Insured with an Issue Age less than or equal to 34. The charges shown in the table may not be typical of what you will pay. Your Policy’s data pages will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

(15) The maximum exercise charge is for a male smoker Attained Age 90, and the minimum exercise charge is for a female nonsmoker Attained Age 94.

(16) The Monthly Deduction is the amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Policy Fee, the cost of insurance charge, the Monthly Expense Charge, the Monthly Account Value Charge, and the monthly cost of any benefits provided by Riders.

In addition to the charges listed above, you may also pay a subaccount tax charge for taxes and amounts set aside as a reserve for taxes in determining the value of a unit value for each of the subaccounts in the event such a tax is levied by a governmental authority on that subaccount in the future. This charge is currently not deducted but if a charge is levied by a governmental authority the charge may be passed on to the Owner.

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, or underlying funds, for the year ended December 31, 2016. The expenses of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	1.34%

The annual expenses as of December 31, 2016 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below.1

Fund	Management Fee	12b-1 Fees[2]	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses[3]	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses[3]
Sentinel VPT[1]
Balanced Fund	0.55%	0.00%	0.33%	0.02%	0.90%	0.00%	0.90%
Bond Fund	0.40%	0.00%	0.27%	0.03%	0.70%	0.00%	0.70%
Common Stock Fund	0.50%	0.00%	0.23%	0.00%	0.73%	0.00%	0.73%
Small Company Fund	0.50%	0.00%	0.26%	0.01%	0.77%	0.00%	0.77%
Alger
Capital Appreciation Portfolio - Class O Shares	0.81%	0.00%	0.13%	0.00%	0.94%	0.00%	0.94%
Large Cap Growth Portfolio - Class O Shares	0.71%	0.00%	0.17%	0.00%	0.88%	0.00%	0.88%
Small Cap Growth Portfolio - Class O Shares	0.81%	0.00%	0.20%	0.00%	1.01%	0.00%	1.01%
AB VPS Fund, Inc
International Growth Portfolio - Class A Shares	0.75%	0.00%	0.52%	0.00%	1.27%	0.00%	1.27%
International Value Portfolio - Class A Shares	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%

1 As of the date of this Prospectus, Sentinel Asset Management, Inc. (“Sentinel”), the Investment Advisor of the Sentinel Variable Products Trust Funds has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Trust.

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Small/Mid Cap Value Portfolio - Class A Shares	0.75%		0.00%	0.08%	0.00%	0.83%		0.00%		0.83%
Value Portfolio - Class A Shares	0.55%		0.00%	0.34%	0.00%	0.89%		0.00%		0.89%
American Century VP
Inflation Protection Fund - Class I	0.46%		0.00%	0.01%	0.00%	0.47%		0.00%		0.47%
International Fund - Class I	1.31%		0.00%	0.02%	0.00%	1.33%		0.00%		1.33%
Value Fund - Class I	0.97%		0.00%	0.00%	0.00%	0.97%		0.00%		0.97%
Deutsche Variable Series II
Deutsche Small Mid Cap Value VIP - Class B shares	0.65%		0.25%	0.26%	0.00%	1.16	%4	0.00%		1.16%[4]
DWS VIT Funds
Small Cap Index VIP - Class A Shares	0.35%		0.00%	0.19%	0.00%	0.54	%5	0.09%		0.45%[5]
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.55%		0.00%	0.08%	0.00%	0.63%		0.00%		0.63%
Equity-Income Portfolio - Initial Class	0.45%		0.00%	0.09%	0.05%	0.59%		0.00%		0.59%
Growth Portfolio - Initial Class	0.55%		0.00%	0.09%	0.00%	0.64%		0.00%		0.64%
High Income Portfolio - Initial Class	0.56%		0.00%	0.12%	0.00%	0.68%		0.00%		0.68%
Index 500 Portfolio - Initial Class	0.05%		0.00%	0.06%	0.00%	0.10%		0.00%		0.10%
Investment Grade Bond Portfolio - Initial Class	0.31%		0.00%	0.10%	0.00%	0.41%		0.00%		0.41%
Mid Cap Portfolio - Initial Class	0.55%		0.00%	0.08%	0.00%	0.63%		0.00%		0.63%
Money Market Portfolio - Service Class	0.17%		0.10%	0.08%	0.00%	0.35%		0.00%		0.35%
Overseas Portfolio - Initial Class	0.67%		0.00%	0.13%	0.00%	0.80%		0.00%		0.80%
Value Strategies Portfolio - Initial Class	0.55%		0.00%	0.12%	0.00%	0.67%		0.00%		0.67%
Franklin Templeton
Foreign VIP Fund - Class 2 shares	0.78%		0.25%	0.04%	0.01%	1.08%		0.00%		1.08%
Mutual Global Discovery VIP Fund - Class 1 Shares	0.94%		0.00%	0.07%	0.00%	1.01%		0.00%		1.01%
Mutual Shares VIP Fund - Class 2 shares	0.69%		0.25%	0.03%	0.00%	0.97%		0.00%		0.97%
Small Cap Value VIP Fund - Class 2 shares	0.63	%6	0.25%	0.03%	0.01%	0.92%		0.00%		0.92%
Small-Mid Cap Growth VIP Fund - Class 2 shares	0.79%		0.25%	0.05%	0.01%	1.10%		0.00%		1.10%
U.S. Government Securities VIP Fund - Class 1 Shares	0.47%		0.00%	0.03%	0.00%	0.50%		0.00%		0.50%
Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	0.84%		0.00%	0.13%	0.01%	0.98%		0.00%		0.98%
Large Cap Value - I Class	0.85%		0.00%	0.29%	0.00%	1.14%		0.00%		1.14%
Short Duration Bond Portfolio - I Class	0.65%		0.00%	0.19%	0.00%	0.84%		0.00%		0.84%
Socially Responsive Portfolio - I Class	0.84%		0.00%	0.14%	0.00%	0.98%		0.00%		0.98%
Oppenheimer Variable Accounts Funds
Conservative Balanced Fund/VA - Service Shares	0.75%		0.25%	0.19%	0.00%	1.19%		0.27	%7	0.92%
Main Street Small Cap Fund/VA® - Service Shares	0.69%		0.25%	0.12%	0.00%	1.06%		0.01%		1.05%

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Global Strategic Income Fund/VA - Service Shares	0.61%[8]	0.25%	0.14%	0.05%	1.05%	0.05	%9	1.00%
T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%	0.00%		1.10%
Equity Income Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%	0.00%		1.10%
Health Sciences Portfolio - Class II shares	0.95%	0.25%	0.00%	0.00%	1.20%	0.00%		1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%	0.00%	0.13%	0.00%	1.03%	0.13%[10]		0.90%
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00%	0.00%	0.00%	0.18%	1.18%[11]	0.00%		1.18%[11]
Unconstrained Emerging Markets Bond Fund - Initial Class	1.00%	0.00%	0.00%	0.34%	1.34%[12]	0.24%		1.10%[12]
Global Hard Assets Fund - Initial Class	1.00%	0.00%	0.06%	0.00%	1.06%[13]	0.00%		1.06%[13]

1. The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.

2. Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

3. The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

5. The Advisor has contractually agreed through April 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.71% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) for Class B shares. This agreement may only be terminated with the consent of the fund’s Board.

6. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.
7. After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.92% as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

14

8. "Management Fees" reflects the gross management fees paid to the Manager by the Fund during the Fund's most recent fiscal year and the gross management fee of the Subsidiary during the Fund's most recent fiscal year.
9. After discussion with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of this prospectus, unless approved by the Board.

10. The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price mutual funds.

T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

11. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

12. Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

13. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.20% of the Fund's average daily net assets per year until May 1, 2018. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

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NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Separate Account and of NLV Financial Corporation, the parent company of National Life (“NLV Financial”) (on a consolidated basis)—are located in the SAI. For a free copy of the SAI, call or write us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We bear the full investment risk for all amounts allocated or transferred to the General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 3%. The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments. These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account. Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 3% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Because we anticipate changing the current interest rate from time to time, at our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. We may declare a new current interest rate on such amounts and accrued interest thereon at any time (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 3% per year at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account.

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deduction or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $5,000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office, specified on the cover page of this prospectus, in good form.

16

Because of these General Account transfer restrictions, it will take several years to transfer all of your Accumulated Value in the General Account to the subaccounts of the Separate Account. You should carefully consider whether the General Account meets your investment criteria.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, at our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios which sell their shares to the subaccounts under participation agreements also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See “Addition, Deletion, or Substitution of Investments.”

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Portfolios

The subaccounts of the Separate Account invest in shares of certain portfolios. Each portfolio is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. You should know that during extended periods of low interest rates and partly as a result of insurance charges, the yields of the Fidelity Variable Insurance Fund V Government Money Market Portfolio (“Fidelity Money Market Portfolio”) in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative. There is no assurance that the Fidelity Money Market Portfolio will be able to maintain a stable net asset value per share.

The following table provides certain information on each portfolio, including its portfolio type, and its investment adviser (and sub-adviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios. Please consult your registered representative. You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios. You should read these prospectuses carefully and keep them for future reference.

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Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust: [2]
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AB Variable Products Series Fund, Inc.:
International Growth – Class A Shares	International Equity	AllianceBernstein L.P.	None
International Value – Class A Shares	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value – Class A Shares	Small Mid Value Equity	AllianceBernstein L.P.	None
Value – Class A Shares	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
Deutsche Variable Series II:
Deutsche Small Mid Cap Value VIP - Class B Shares	Small Cap Value	Deutsche Investment Management Americas, Inc.
Deutsche Investments VIT Funds:
Deutsche Small Cap Index VIP - Class A Shares	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc. (NTI)
Fidelity® Variable Insurance Products:
VIP Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR

2 As of the date of this Prospectus, Sentinel Asset Management, Inc. (“Sentinel”), the Investment Advisor of the Sentinel Variable Products Trust Funds has announced the execution of a definitive agreement whereby Touchstone Advisors, Inc. has agreed to acquire certain assets related to Sentinel’s business of providing investment advisory services to the Trust.

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VIP Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
VIP Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Government Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
VIP Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund - Class 2 Shares	Foreign	Templeton Investment Counsel, LLC	None
Franklin Mutual Shares VIP Fund - Class 2 Shares	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Small Cap Value VIP Fund - Class 2 Shares	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Shares	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Securities VIP Fund - Class 1 Shares	Government Bond	Franklin Advisors, Inc.	None
Franklin Mutual Global Discovery VIP Fund - Class 1 Shares	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Investment Advisers LLC	None
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Investment Advisers LLC	None
Mid Cap Growth Portfolio - S Class	Mid-Cap Growth Equity	Neuberger Investment Advisers LLC	None
Large Cap Value Portfolio - I Class	Large Value	Neuberger Investment Advisers LLC	None
Socially Responsive Portfolio - I Class	Mid Large Value Equity Socially Responsible	Neuberger Investment Advisers LLC	None
Oppenheimer Variable Account Funds
Conservative Balanced Fund/VA - Service Shares	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None

19

Main Street Small Cap Fund/VA - Service Shares	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service Shares	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
VanEck VIP Trust
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets	Van Eck Associates Corporation	None

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owners’ questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2016, the percentages on assets on which the fees are based ranged from 0.05% to 0.35%, and the dollar amounts received ranged from $182.02 to $2,475.48 per adviser/affiliate (this includes payments received in 2016 for services rendered in 2015). The availability of these types of arrangements creates an incentive for us to seek and offer portfolios (and classes of shares of such portfolios) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a portfolio. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Portfolios’ Investment Advisors or Distributors” in the SAI.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or sub-adviser are one of our affiliates or whether the portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates, as described above and in the SAI under “Contractual Arrangements Between National Life And The Portfolios’ Investment Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, sub-advisers (see the portfolios’ prospectuses for more

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information). As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or sub-adviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest. The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

Addition, Deletion or Substitution of Investments. Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1)	making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

a)	operating the Separate Account as a management company under the 1940 Act;
b)	deregistering the Separate Account under the 1940 Act if registration is no longer required;
c)	combining or substituting separate accounts;
d)	transferring the assets of the Separate Account to another separate account or to the General Account;
e)	making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
f)	making other technical changes in the Policy to conform with any action described herein;

2)	if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the one it replaced);

3)	eliminating, combining or substituting subaccounts and establishing new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)	transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)	modifying the provisions of the Policies to comply with applicable laws.

If you have Accumulated Value in the subaccount that will be eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in the subaccount to be eliminated should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which the subaccount to be eliminated invests is affiliated with us, we will not eliminate that subaccount without first obtaining a substitution order from the SEC. If in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares. Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small number of Owners may control how we vote. Should federal securities laws, regulations, or interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may

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disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account for each of the last ten years, or since the inception of the subaccount if less than ten years, through December 31, 2016.

Investor Select Statement of Net Investment Returns

	Subaccount Effective Date	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007

Sentinel VPT
Balanced Fund	08/01/03	1.60%	0.03%	7.81%	18.88%	11.44%	4.05%	12.19%	21.47%	-23.95%	8.44%
Bond Fund	08/01/03	1.39%	-1.29%	4.01%	-0.33%	6.53%	7.04%	7.33%	11.08%	3.40%	7.05%
Common Stock Fund	11/30/00	1.42%	0.19%	10.34%	31.73%	15.10%	2.10%	15.80%	27.75%	-33.04%	10.21%
Small Company Fund	11/30/00	1.81%	-1.34%	6.68%	34.72%	11.44%	3.02%	23.74%	27.15%	-32.29%	8.60%

Alger American
Capital Appreciation Portfolio - Class O Shares	12/01/00	-3.19%	6.19%	13.75%	35.19%	18.30%	-0.30%	14.03%	51.10%	-45.13%	33.53%
Large Cap Growth Portfolio - Class O Shares	03/13/96	-3.79%	1.72%	10.99%	35.08%	9.87%	-0.35%	13.39%	47.57%	-46.15%	19.94%
Small Cap Growth Portfolio - Class O Shares	03/13/96	-8.79%	-3.32%	0.44%	34.26%	12.50%	-3.18%	25.29%	45.51%	-46.60%	17.24%

AB VPS
International Growth Fund - Class A shares	12/01/08	-2.31%	-1.87%	-1.19%	13.60%	15.54%	-15.85%	12.90%	39.58%	16.36%	N/A
International Value Fund - Class A shares	12/01/08	-2.07%	2.59%	-6.21%	23.00%	14.53%	-19.25%	4.59%	34.68%	15.10%	N/A
Small/Mid Cap Value Fund - Class A shares	12/01/08	4.28%	-5.49%	9.20%	38.06%	18.75%	-8.39%	26.91%	42.86%	21.42%	N/A
Value Fund - Class A shares	12/01/08	0.57%	-6.95%	11.10%	36.85%	15.73%	-3.50%	11.81%	21.12%	13.63%	N/A

American Century VP
Inflation Protection Fund	05/01/04	3.69%	-2.28%	3.58%	-8.21%	7.55%	12.09%	5.38%	10.46%	-1.28%	9.70%
International Fund	05/01/04	-3.48%	0.76%	-5.51%	22.41%	21.16%	-12.04%	13.29%	33.76%	-44.82%	18.06%
Value Fund	08/03/98	2.35%	-3.88%	13.08%	31.73%	14.58%	1.01%	13.42%	19.86%	-26.78%	-5.14%

Deutsche Variable Series II
Small Mid Cap Value VIP - Class B shares	05/01/04	0.88%	-2.21%	5.09%	34.70%	13.38%	-6.33%	22.66%	29.28%	-33.67%	2.67%
Small Cap Index VIP - Class A shares	12/01/08	-1.58%	-4.60%	4.74%	38.64%	16.25%	-4.41%	26.39%	26.57%	20.03%	N/A

Fidelity® VIP
Contrafund® Portfolio - Initial Class	05/01/97	-1.30%	0.67%	11.94%	31.29%	16.42%	-2.53%	17.22%	35.71%	-42.51%	17.59%
Equity-Income Portfolio - Initial Class	03/13/96	2.22%	-3.96%	8.72%	28.15%	17.31%	0.97%	15.15%	30.21%	-42.65%	1.53%
Growth Portfolio - Initial Class	03/13/96	-4.27%	7.17%	11.30%	36.34%	14.69%	0.20%	24.17%	28.29%	-47.17%	26.96%
High Income Portfolio - Initial Class	03/13/96	2.42%	-3.63%	1.16%	5.95%	14.23%	4.03%	13.82%	43.96%	-24.98%	2.79%
Index 500 Portfolio - Initial Class	05/01/97	1.33%	1.33%	13.57%	32.24%	15.92%	2.04%	15.02%	26.61%	-37.00%	5.44%
Investment Grade Bond Portfolio - Initial Class	12/01/00	3.02%	-0.60%	5.83%	-1.78%	5.90%	7.33%	7.80%	15.72%	-3.25%	4.35%
Mid Cap Portfolio - Initial Class	05/01/04	-0.27%	-1.39%	6.29%	36.23%	14.83%	-10.61%	28.83%	40.09%	-39.44%	15.63%
Government Money Market	05/01/11	0.01%	0.01%	0.01%	0.01%	0.04%	0.01%	0.00%	0.00%	1.89%	4.78%
Overseas Portfolio - Initial Class	03/13/96	-3.83%	3.62%	-8.08%	30.44%	20.74%	-17.16%	13.11%	26.53%	-43.80%	17.31%
Value Strategies Portfolio - Initial Class	12/01/08	-1.44%	-2.99%	6.80%	30.49%	27.28%	-8.81%	26.63%	57.59%	21.05%	N/A

Franklin Templeton
Foreign Securities Fund - Class 2 shares	05/01/04	-1.44%	-6.49%	-11.13%	22.97%	18.23%	-10.63%	8.41%	37.04%	-40.38%	15.46%
Mutual Global Discovery Securities Fund - Class 1 shares	12/01/08	-2.02%	-3.39%	5.98%	27.95%	13.63%	-2.73%	12.24%	23.63%	4.00%	N/A
Mutual Shares Securities Fund - Class 2 shares	05/01/04	0.42%	-4.94%	7.12%	28.26%	14.24%	-1.04%	11.19%	26.05%	-37.11%	3.48%
Small Cap Value Securities Fund - Class 2 shares	05/01/04	5.15%	-7.39%	0.57%	36.24%	18.39%	-3.76%	28.22%	29.16%	-33.02%	-2.38%
Small-Mid Cap Growth Securities Fund - Class 2 shares	05/01/04	-3.11%	-2.66%	7.47%	38.15%	10.85%	-4.83%	27.62%	43.57%	-42.49%	11.24%
US Government Fund - Class 1 shares	12/01/08	1.49%	0.71%	3.64%	-1.99%	2.12%	5.96%	5.56%	3.34%	1.70%	N/A

Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	05/01/04	-3.74%	1.28%	7.58%	32.61%	12.41%	0.47%	29.10%	31.60%	-43.37%	22.53%
Large Cap Value Portfolio - I Class	08/03/98	3.56%	-11.80%	9.85%	31.14%	16.60%	-11.36%	15.67%	56.07%	-52.39%	9.34%
Short Duration Bond Portfolio - I Class	05/01/04	0.76%	0.18%	0.61%	0.62%	4.61%	0.29%	5.28%	13.33%	-13.43%	4.77%
Socially Responsive Portfolio - I Class	12/01/08	0.61%	-0.46%	10.38%	37.60%	10.98%	-3.08%	22.85%	31.43%	10.99%	N/A

Oppenheimer
Conservative Balanced/VA - Service shares	12/01/08	1.61%	0.57%	8.02%	12.83%	12.10%	0.38%	12.68%	21.60%	9.11%	N/A
Main Street Small Cap/VA - Service shares	12/01/08	-0.24%	-6.09%	11.65%	40.62%	17.67%	-2.38%	23.06%	36.88%	21.29%	N/A
Global Strategic Income/VA - Service shares	12/01/08	1.60%	-2.49%	2.49%	-0.37%	13.15%	0.65%	14.77%	18.41%	5.56%	N/A

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	05/01/04	-5.63%	10.80%	8.84%	40.85%	17.91%	1.36%	16.00%	41.79%	-42.65%	12.49%
Equity Income Portfolio - Class II shares	05/01/04	2.66%	-7.11%	7.10%	29.41%	16.92%	-1.02%	14.74%	25.25%	-36.26%	3.03%
Health Sciences Portfolio - Class II shares	05/01/04	-12.24%	12.47%	31.22%	50.51%	31.00%	10.39%	15.31%	31.35%	-29.17%	17.71%
Personal Strategy Balanced Portfolio - Class I shares	12/01/08	0.80%	-0.05%	5.20%	17.93%	15.14%	-0.32%	13.71%	32.12%	9.31%	N/A

VanEck VIP Trust
Emerging Markets - Initial Class	12/01/08	-1.63%	-13.99%	-0.41%	12.02%	29.81%	-25.74%	26.84%	113.17%	12.43%	N/A
Unconstrained Emerging Markets Bond - Initial Class	12/01/08	4.06%	-13.09%	2.18%	-9.17%	5.55%	8.14%	6.20%	5.98%	6.67%	N/A
Global Hard Assets - Initial Class	12/01/08	10.97%	-33.45%	-19.10%	10.53%	3.39%	-16.45%	29.23%	57.54%	12.21%	N/A

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios. The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

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THE POLICY

We describe our basic Policy below. There may be differences in your Policy from the one described in this prospectus because of the requirements of the state where we issued your Policy. The most common differences include differences in the amounts you may borrow and exchange rights. We describe these variations and others below and in the SAI. In addition, optional riders may not be available in all states. Your registered representative may also provide you with additional information about state variations.

The Company represents that all material features of the Policy (including material state variations thereof as approved as of the date of the prospectus) are described in the prospectus.

Purchasing a Policy

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of ESI or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is issued. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days at our home office, or all premiums will be refunded. Premium payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The Minimum Face Amount of a Policy under our rules is generally $50,000; however, exceptions may be made for employee benefit plans. We may revise our rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only on Insureds who have an Issue Age of 85 or less and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. A tax-favored arrangement, including qualified pension plans, should carefully consider the costs and benefits of the Policy (such as asset diversification) before purchasing a Policy because the tax-favored arrangement itself provides for tax-sheltered growth.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

From the time the application for a Policy is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, if you are able to answer “no” to the health questions of the receipt & temporary life insurance agreement and submit (a) a complete application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the receipt & temporary life insurance agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case of proposed Insureds age 70 or over). Coverage under the agreement will end on the earliest of:

(a)	the 90th day from the date of the agreement;
(b)	the date that insurance takes effect under the Policy;
(c)	the date a Policy, other than as applied for, is offered to you;
(d)	three days (five days in New York) from the date we mail a notice of termination of coverage;
(e)	the time you first learn that we have terminated the temporary life insurance; or
(f)	the time you withdraw the application for life insurance.

We do the insurance underwriting, determine a proposed Insured’s Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

Replacement of Existing Insurance. It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new Surrender Charge period. You should talk to your insurance agent or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy could be delayed.

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Tax Free “Section 1035” Exchanges. You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise. See “Federal Tax Considerations-Exchanges”.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Canceling a Policy (Free Look Right). The Policy provides for a “free-look” period, during which you may cancel the Policy and receive a refund. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the Policy to us (at our Home Office) or to our agent within the free look period with a written request for cancellation. In most states, you will receive a refund of any premiums you have paid. In some states, the refund will be the Accumulated Value on the date of the cancellation plus all charges deducted by us prior to that date. The date of cancellation will be the date you return the Policy (in good order).

During this period, your premiums will be allocated as described under “Allocation of Net Premiums” below.

Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. See “Summary of the Principal Risks of Purchasing a Policy.” Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6). In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “§ 419 plans.” We recommend that you seek independent advice on tax consequences. In the case of Policies owned by these § 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits. In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being

24

“billed.” We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deduction and any other charges due under the Policy and if a Grace Period expires without an adequate payment by you.

During the Policy Protection Period, however, the Policy will not enter a Grace Period if the Accumulated Value less any debt is greater than the Monthly Deduction due and the cumulative premiums paid since the Policy’s Date of Issue less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Date of Issue. The Policy Protection Period corresponds to the first five Policy Years. The Policy also will not enter a Grace Period if you have elected, have met the exercise conditions, and have exercised the overloan protection rider. The Policy Protection Period functions independently from the overloan protection rider. The Policy Protection Period covers the first 5 Policy Years, and the overloan protection rider cannot be exercised until 15 Policy Years have passed.

Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments unless you notify us in writing that the amount is to be applied as a loan repayment.

Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, higher premium payments will generally result in a lower Net Amount at Risk. This will produce lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Under either Death Benefit option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

In order to meet the federal definition of life insurance under the Internal Revenue Code of 1986, as amended, section 7702 of the Code defines two alternative testing procedures. These are the guideline premium test and the cash value accumulation test. See “Federal Tax Considerations - Tax Status of the Policy”. The Policy must qualify under either the GPT or the CVAT. When you purchase a Policy, you must choose the test under which your Policy will qualify. You may not change your choice while the Policy is in force. Under both testing procedures, there is a minimum Death Benefit required at all times equal to your Accumulated Value multiplied by some pre-determined factor. The factors used to determine the minimum Death Benefit depend on the testing procedure chosen and vary by age. The factors used for the GPT and CVAT are set forth in your Policy. Under the GPT, there is also a maximum amount of premium that may be paid with respect to your Policy. You should consult with a qualified tax advisor before deciding. The CVAT is presently available only if your Policy will be classified as a Modified Endowment Contract at the time the Policy is issued. If you do not elect either the CVAT or the GPT, we will use the GPT to qualify your Policy.

For the GPT, the maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

We will not accept a premium following the Policy Anniversary upon which the Insured reached the Attained Age 121.

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Allocation of Net Premiums. The Net Premium equals the premium received times 1, minus the Percent of Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be in good order. If you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

We will allocate any portion of the initial Net Premium and any subsequent premiums we receive before the end of the free look period which are to be allocated to the Separate Account, to the Money Market Subaccount. For this purpose, we will assume that the free look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to each of the subaccounts selected in the application based on your instructions.

The values of the subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below). Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office. Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m., Eastern Time. If we do not receive your transfer request before closing time on a Valuation Day, we will process your transfer request on the next succeeding Valuation Day. In general, you may transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account.

We may limit transfers to one per month, require a minimum period between transfers, establish a maximum transfer amount, or reject a transfer request from a person acting on behalf of multiple policyholders. We may also reject a transfer request if we or a portfolio reasonably believe that the policyholder’s transfer activity has or may become disruptive to the management of the portfolio in which the subaccount is invested.

The maximum amount that may be transferred from the General Account to the Separate Account is the greater of 25% of the unloaned portion of Accumulated Value in the General Account or $5,000. Only one transfer from the General Account to the Separate Account may be made in any one Policy Year. Because of these transfer restrictions, it will take you several years to transfer all of your Accumulated Value in the General Account to the subaccounts of the Separate Account. You should carefully consider whether the General Account meets your investment criteria.

Although we currently do not impose a transfer fee, we may assess a transfer fee of $25 if the number of transfers between subaccounts in the Separate Account exceeds 12 in a given Policy Year. We may charge to the Policy any fees assessed by a portfolio with respect to transfer frequency. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the 12 free transfers in any Policy Year:

•	transfers resulting from Policy loans,
•	transfers resulting from the operation of Dollar Cost Averaging or Portfolio Rebalancing,
•	transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below, and
•	the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

Transactions will not be processed on days that the New York Stock Exchange is customarily closed for trading. In 2016 and 2017, these days are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day,

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Labor Day, Thanksgiving and Christmas Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

•	requiring some form of personal identification prior to acting on instructions received by telephone,
•	providing written confirmation of the transaction, and
•	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us (in good order) at our Home Office at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail, to us at our Home Office, on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Cyber Security Risk

Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction

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of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios). These risks include:

•	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;
•	an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and
•	increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we will notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the

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frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer and Exchange Rights

Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Separate Account to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Transfer Right for Change in Investment Policy. If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in a subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Exchange Right for Connecticut, Maryland and North Carolina Residents. For eighteen months after the Date of Issue (twenty four months in North Carolina), residents of Connecticut, Maryland and North Carolina may exchange the Policy for any flexible premium adjustable benefit life insurance policy offered for sale by us, the benefits of which policy do not vary with the investment performance of a separate account. Evidence of insurability will not be required to effect this exchange. If the exchange results in an increase in the Cash Surrender Value, such increase will be payable to us. If the exchange results in a decrease in the Cash Surrender Value, the decrease will be payable to the Owner.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned

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property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated portfolio management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us (in good order) at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form (in good order) to our Home Office.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may not use the Dollar Cost Averaging feature to transfer Accumulated Value to the General Account.

We may discontinue Dollar Cost Averaging at any time upon 60 days prior notice to all Owners then utilizing the feature. You may not elect Dollar Cost Averaging if you have elected Portfolio Rebalancing.

Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. Portfolio rebalancing does not guarantee a profit or protect against a loss.

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office (in good order). You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office (in good order). In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office (in good order), and subsequent rebalancing transfers will occur every six months from that date.

We may discontinue Portfolio Rebalancing at any time upon 60 days prior notice to all Owners then utilizing the feature. You may not elect Portfolio Rebalancing if you have elected Dollar Cost Averaging.

ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy’s values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

•	the Net Premiums paid,
•	the investment performance of the portfolios you have chosen,

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•	the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,
•	any transfers,
•	any Withdrawals,
•	any loans,
•	any loan repayments,
•	any loan interest charged, and
•	charges assessed on the Policy.

Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Separate Account’s financial statements. The unit value may increase or decrease from one Valuation Day to the next. The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day. We determine the unit value in a subaccount at the end of each Valuation Day.

Net Investment Factor. Each subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio. To calculate the Net Investment Factor, we start with the net asset value per share of the corresponding portfolio on the current Valuation Day. We then add to that amount the per share capital gain or loss and dividend distribution of the portfolio during the current Valuation Period. We divide that amount by net asset value per share of the corresponding portfolio on the just prior Valuation Day. Finally, we subtract from that amount any tax charge for the current Valuation Period.

Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)	The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)	The value attributable to the Policy in the General Account (See “The General Account,” above).

DEATH BENEFIT

General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy to the named Beneficiary—after receipt in good order at our Home Office of due proof of the Insured’s death (and fulfillment of certain other requirements)—unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available settlement options. (See “Payment of Policy Benefits,” below.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

If you or your Beneficiary do not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a "draftbook" within seven days to access those funds (by writing a "draft" for all or a portion of the Death Benefit proceeds). Your Beneficiary will receive interest on the proceeds deposited in that account. See "Payment of Policy Benefits," below.)

Policy Testing Procedures and Death Benefit Options

When you purchase your Policy, two decisions you make will affect your death benefit. These decisions relate to which alternative testing procedure to use when testing the Policy for federal tax law compliance and which death benefit you select — option A or option B.

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Policy Testing Procedures. In order to meet the federal definition of life insurance under the Internal Revenue Code of 1986, as amended (the “Code”), section 7702 of the Code provides two alternative testing procedures. These are the guideline premium test (“GPT”) and the cash value accumulation test (“CVAT”). See “Federal Tax Considerations.” The Policy must qualify under either the guideline premium test or the cash value accumulation test. You cannot change the testing procedure once you have elected it.

If you chose GPT, you will be subject to premium limitations defined by the Code. These limitations can affect your ability to pay premiums and/or make changes to your Policy such as taking a withdrawal or changing your death benefit option.

The CVAT can only be chosen on policies which become a Modified Endowment Contract at issue. If you choose this test you will not be subject to additional premium limitations imposed by the Code.

Both tests define a factor which is used to calculate the Unadjusted Death Benefit. In the event that the factor multiplied by the Policy’s Accumulated Value exceeds either

a) the Face Amount under option A, or

b) the Face Amount plus the Accumulated Value under option B;

the Unadjusted Death Benefit will equal the factor multiplied by the Policy’s Accumulated Value.

Examples of this calculation can be found below.

In general, CVAT factors are greater than GPT factors. This means that if your Unadjusted Death Benefit is defined by the factor multiplied by your Accumulated Value, you will have a higher death benefit under the CVAT. A higher death benefit will cause a higher Net Amount at Risk which will in turn cause higher cost of insurance charges.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you may wish to choose option B. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you may wish to choose option A.

Option A. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy, and

(b) the Accumulated Value multiplied by a factor specified by federal income tax law, which, if you elect to have the GPT apply to the Policy, will be as shown in the table below:

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 and over	105%

If you elect to have the CVAT apply to the Policy, the factor will be as described in the Policy.

Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy plus the Accumulated Value, and

(b)	the Accumulated Value multiplied by the same factor that applies to option A.

Examples of the options are below.

Examples

The examples below illustrate what the death benefit would be under option A and B using the GPT and the CVAT tests.

Example 1:

Illustration of Option A — For purposes of this illustration, assume that the Insured is under Attained Age 40, the GPT was elected, and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%

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under the GPT. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 (policy face amount (unadjusted death benefit) of 200,000 divided by the appropriate percentage per insured attained age in the above mentioned table, 2.50, yields the value of $80,000.) the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Example 2:

Illustration of Option B — For purposes of this illustration, assume that the Insured is under Attained Age 40, the GPT was elected, and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 250% under the GPT, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. (Policy face amount plus the accumulated value of the policy divided by the appropriate percentage per insured attained age in the above mentioned table, 2.50. If the accumulated value is solved for using this formula, the accumulated value of $133,333 is the point where the unadjusted death benefit equals the accumulated value times the percentage) Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

Example 3:

Illustration of Option A — For purposes of this illustration, assume that the Insured is a male age 40, the CVAT was elected, and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for a male Insured age 40 on the Policy Anniversary prior to the date of death is 411% under the CVAT. Because the Unadjusted Death Benefit must be equal to or greater than 4.11 times the Accumulated Value, any time the Accumulated Value exceeds $48,662 ($200,000 ÷ 4.11) the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $4.11. Thus, a 40 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $369,900 (4.11 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $616,500 (4.11 x $150,000). Similarly, any time the Accumulated Value exceeds $48,662, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $4.11. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Example 4:

Illustration of Option B — For purposes of this illustration, assume that the Insured is a male age 40, the CVAT was elected, and there is no Policy loan outstanding.

Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 411% under the CVAT, the Unadjusted Death Benefit will be at least 4.11 times the Accumulated Value. As a result, if the Accumulated Value exceeds $64,309, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. ($64,309 is calculated by solving for the Accumulated Value ("X") in the equation $200,000 plus X = 4.11 multiplied by X.) Each additional dollar added to the Accumulated Value above $64,309 will increase the Unadjusted Death Benefit by $4.11. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $616,500 (4.11 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $822,000 (4.11 x $200,000). Similarly, any time the

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Accumulated Value exceeds $64,309, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $4.11. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request. There is no charge to change the Death Benefit option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request in good order at our Home Office. Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made. Also, we will recompute the Minimum Monthly Premium to reflect the change in Death Benefit option. In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change. You may only change the Death Benefit option before the Insured’s Attained Age 121.

A change in the Death Benefit option may have federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us in good order at our Home Office. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form. Employee benefit plan Policies may adjust the Face Amount in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, is described below.

Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000). You may not increase the Face Amount after the Insured’s Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 10 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease. During the first 10 Policy Years, the amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000. If a decrease in the Face

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Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease. You may only make a Face Amount decrease before the Insured’s Attained Age 121.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)	first, the increase in Face Amount provided by the most recent increase;

(b)	then, the next most recent increases, in inverse chronological order; and

(c)	finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds. During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the draftbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied. If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit (that interest rate will be the highest of (a) 3% per annum, (b) any higher rate we declare, or (c) any higher rate required by law) from the date of death until interest begins to accrue on the account accessed by the draftbook referred to below.

If you or your Beneficiary elects to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a "draftbook" to access those funds from the special account (by writing a "draft" for all or a portion of the Death Benefit proceeds). We fund the "draft" writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. We may profit from amounts left in the interest bearing special account. Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in that special account. There is no guaranteed interest rate credited to the proceeds placed in the special account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the SAI. Even if the Death Benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.

PAYMENT OF PROCEEDS

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through an Automatic Payment Plan (i.e., automatic scheduled Withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and

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supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)	the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)	except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

In addition, if, pursuant to SEC rules, the Fidelity Variable Insurance Products Fund V Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We also may defer the determination or payment of amounts from the General Account for up to six months. If we defer such payment for more than 30 days, we will pay interest at a rate of not less than 3% or as required by state law. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 — Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the SAI. Even if the Death Benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about you or your account to government regulators. We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator. If a request is received after 4:00 p.m., it will be processed on the next business day.

POLICY LOANS

General. You may at any time after the first year (and during the first year where required by law) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date, unless state law requires us to calculate the maximum amount you may borrow differently. These state law variations are set forth below.

State	Maximum Amount You May Borrow (“Loan Value”)
Vermont Texas Maine Virginia Minnesota South Carolina Florida	The Loan Value on any day is equal to: 1. the Accumulated Value on such day; less 2. the Surrender Charge on such day, if applicable.

You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive. To take a loan, you should send a written request (in good order) to our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. We will normally pay loan proceeds within seven days of a valid loan request. See the “Payment of Proceeds” section above for a discussion of Policy loan disbursements.

Currently, we are extending your Policy’s loan privileges to allow loans in the first Policy Year. This is more favorable to you than what is guaranteed in the Policy. We may decide to discontinue this privilege in the future without notice. First year loans are subject to all the loan requirements and restrictions as stated above.

Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 5% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

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Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts. If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 3% or such higher minimum rate required under state law. We currently intend to credit the amount held in the General Account as Collateral for Policy Loans at a fixed rate of 5% per year, but this is not guaranteed.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.) In addition, if the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing Policy loans on Policies that qualify as § 1035 exchanges. The loan will be limited to 50% of the Accumulated Value of the transfer. The Accumulation Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations. Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan taken from a Modified Endowment Contract that is included in income. (See “Federal Tax Considerations — Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.) The tax treatment of loans taken from Policies that are not Modified Endowment Contracts is unclear. You should consult a tax adviser before taking out a Policy loan.

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. If you request a surrender by facsimile, you need to include with your request a copy of your Policy. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order. However, in cases where you surrender your Policy within 30 days of making a premium payment

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by check or through a check-o-matic payment option (i.e., automatic scheduled Withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds. For a discussion of the payment of proceeds from a surrender request, see “Payment of Proceeds”, above.

A surrender may have federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured after the first Policy Anniversary, by writing us at our Home Office. If permitted under your employee benefit plans, you may make a withdrawal at any time after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal charge of $25 may be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal charge, see “Charges and Deductions - Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount. If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

Option A. A Withdrawal will reduce the Face Amount of the Policy by the amount of the Withdrawal. Examples of the effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A are described as follows:

For the purposes of the following examples, assume that the Attained Age of the Insured is under 40, the GPT was elected, and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000 The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) and the Face Amount to $290,000 ($300,000 - $10,000). As a result, the Unadjusted Death Benefit following the Withdrawal will be $290,000 (i.e., a reduction of $10,000).

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount after deducting the amount of the Withdrawal and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000) and the Face Amount to $290,000 ($300,000 - $10,000). The Unadjusted Death Benefit following the Withdrawal is equal to the greater of (a) the Face Amount, or $290,000, and (b) the applicable percentage of the Accumulated Value, or $350,000 ($140,000 x 2.50). Therefore, the Unadjusted Death Benefit will be $350,000 following the Withdrawal (i.e., a reduction of $25,000).

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

For the purposes of the following examples, assume that the Attained Age of the Insured is under 40, the GPT was elected, and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The Withdrawal will reduce

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the Accumulated Value to $70,000 ($90,000 - $20,000). As a result, the Unadjusted Death Benefit will be $370,000 (i.e., a reduction of $20,000). The Face Amount is unchanged.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.50). Assume you take a Withdrawal of $60,000. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000 (i.e., a reduction of $75,000). The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.) Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See “Lapse and Reinstatement,” below.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request (in good order) to our Home Office; requests for partial Withdrawals may also be made to our Home Office by facsimile. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive any Withdrawal charge in connection with such Withdrawal. However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Lapse. If on any Monthly Policy Date the Cash Surrender Value is insufficient to cover the Monthly Deduction for the most recent Monthly Policy Date and any other charges due under the Policy, the Policy will enter a 61- day Grace Period and then could lapse.

The lapse could occur for a number of reasons, including: (1) if the investment returns on your chosen subaccounts are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans.

Before it lapses the Policy will enter a 61-day Grace Period unless:

1)	the Policy is within the Policy Protection Period (the first five Policy Years); and
2)	the Accumulated Value less any debt is greater than the Monthly Deduction for the most recent Monthly Policy Date and any other charges due; and
3)	the cumulative premiums paid since the Policy’s Issue Date, less any Withdrawals and less any debt are greater than or equal to the cumulative Minimum Monthly Premiums due since the Policy’s Issue Date.

Another situation in which your Policy will not lapse is if you elect and exercise the overloan protection rider, subject to certain conditions.

The Policy will not enter a Grace Period solely due to the failure to make a premium payment.

The Grace Period shall be 61 days, and the Policy shall remain in force during the Grace Period. We will mail you a notice of the premium required to keep the Policy in force.

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During the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall equal the greater of:

1)	the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to two times the Monthly Deduction due at the beginning of the Grace Period, or
2)	an amount equal to :

•	the cumulative Minimum Monthly Premiums due at the start of the Grace Period; plus
•	three times the Minimum Monthly Premium in effect at the beginning of the Grace Period; plus
•	all Withdrawals; plus
•	any debt; less
•	all premiums paid.

However, in no case shall the premium needed to keep the Policy in force beyond a Grace Period be greater than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

After the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall be the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

Examples:

During the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period at the beginning of the 18th month; (b) the cumulative premium paid is $2,600; (c) the Cash Surrender Value is not enough to cover deductions; (d) the Accumulated Value at the time the premium is paid to keep the Policy in force is $1,500.00; (e) at the beginning of the Grace Period the Monthly Deduction due is $75.00; (f) the Minimum Monthly Premium is $150.00; and (g) the Surrender Charge at the time the premium is paid to keep the Policy in force is $6,500.00.

In order to determine the premium needed to keep the Policy in force beyond a Grace Period, we first need to make the two calculations described above:

1). Two times the Monthly Deduction due at the beginning of the Grace Period equals $150.00 ($75.00 x 2). Therefore, the premium sufficient to produce an Accumulated Value equal to two times the Monthly Deduction is $150.00 — $1,500.00. However, this produces a negative number, and the amount of premium needed to keep the Policy in force cannot be less than $0. In this example, then, the premium sufficient to produce an Accumulated Value equal to two times the Monthly Deduction is $0.

2). An amount equal to:

•	The cumulative Minimum Monthly Premiums due at the start of the Grace Period, which in this example is $2,700.00 ($150.00 x 18); plus

•	Three times the Minimum Monthly Premium in effect at the start of the Grace Period, which in this example is $450.00 ($150.00 x 3); plus

•	all Withdrawals, which in this example is $0; plus

•	any debt, which in this example is $0; minus

•	The cumulative premium paid, which in this example is $2,600.00.

The total of these amounts is $550.00 ($2,700.00 + $450.00 + $0 + $0 - $2,600.00).

Therefore, having done the first two calculations above, the premium needed to keep the Policy in force beyond a Grace Period equals $550.00 (the greater of $0 or $550.00).

However, the amount cannot be more than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deductions due at the start of the Grace Period.

The premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the beginning of the Grace Period is equal to:

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•	three times the Monthly Deduction due at the beginning of the Grace Period, which is $225.00 ($75.00 x 3); minus

•	the Accumulated Value at the time the premium is paid to keep the Policy in force, which is $1,500.00; plus

•	the Surrender Charge at the time the premium is paid to keep the Policy in force, which is $6,500.00

The total of these amounts $5,225.00 ($225.00 – $1,500.00 +$6,500.00).

Therefore, the premium required to keep the Policy in force beyond a Grace Period will be $550.00. This amount is the greater of 1). or 2). and is not greater than $5,225.00 (the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the beginning of the Grace Period).

After the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the eighth Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $120.00; (c) the Accumulated Value at the time the premium is paid to keep the Policy in force equals $1,500.00; and (d)  the Surrender Charge at the time the premium is paid to keep the Policy in force is $1,400.00.

In order to determine the premium needed to keep the Policy in force beyond a Grace Period, we need to calculate:

•	Three times the Monthly Deduction due at the beginning of the Grace Period, which is $360.00 ($120.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $360.00 (three times the Monthly Deduction due at the beginning of the Grace Period) equals:

•	three times the Monthly Deduction due at the beginning of the Grace Period, which is $360.00; minus

•	the Accumulated Value at the time the premium is paid to keep the Policy in force, which is $1,500.00; plus

•	the Surrender Charge at the time the premium is paid to keep the Policy in force, which is $1,400.00

The total of these amounts is $260.00 ($360.00 – $1,500.00 + $1,400.00) and therefore the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period, is $260.00 ($360.00 – $1,500.00 + $1,400.00).

If the premium needed to keep the Policy in force is not paid by the later of the last day of the Grace Period or the 61st day after the notice of premium required to keep the Policy in force is sent, the Policy shall terminate without value. However, we will not terminate the Policy at the end of the Grace Period if a claim begins under the waiver of Monthly Deductions rider.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or any longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay a sufficient reinstatement premium. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. The amount required to reinstate your Policy depends on whether or not your Policy is in the Policy Protection Period.

If reinstatement occurs during a Policy Protection Period, the required reinstatement payment shall be an amount equal to the greater of:

1)	the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to four times the Monthly Deduction due on the date the Grace Period began, or
2)	an amount equal to:

•	the cumulative Minimum Monthly Premiums due at the start of the Grace Period, plus
•	three times the Minimum Monthly Premium due at the start of the Grace Period, plus
•	all Withdrawals; plus
•	any debt; less
•	all premiums paid.

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However, in no case shall the reinstatement payment be more than the premium which will make the Cash Surrender Value sufficient to provide:

(a)	two times the Monthly Deduction due on the date the Grace Period began; plus
(b)	three times the Monthly Deduction due on the date of reinstatement.

If reinstatement occurs after the Policy Protection Period, the required reinstatement payment shall be an amount which will make the Cash Surrender Value sufficient to provide:

1)	two times the Monthly Deduction due on the date the Grace Period began; plus
2)	three times the Monthly Deduction due on the date of reinstatement.

The duration of a reinstated Policy will be computed without regard to the period between the final lapse date and the reinstatement date for the purpose of assigning Surrender Charges and Monthly Expense Charges.

Examples:

During the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the second Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $75.00 and the Minimum Monthly Premium is $150.00; (c) at the time of reinstatement the Monthly Deduction due is $100.00; (d) the Accumulated Value at the time of reinstatement is $1,500.00; (e) the Surrender Charge at the time of reinstatement equals $6,500.00; and (f) the total premiums paid equals $3,000.00.

In order to determine the required reinstatement payment, we first need to make the two calculations described above:

1).     To determine the premium which will be sufficient to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period, one must multiply the Monthly Deduction due at the beginning of the Grace Period by four, which is $300.00 ($75.00 x 4).

Based on the assumptions above, the premium required to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period is $300.00 (four times the Monthly Deduction due at the beginning of the Grace Period) minus $1,500.00 (the Accumulated Value at the time of reinstatement). However, this produces a negative number, and the amount of the reinstatement payment cannot be less than $0. Therefore, the reinstatement payment required to produce an Accumulated Value equal to four times the Monthly Deduction due at the beginning of the Grace Period is equal to $0.

2).     An amount equal to:

•	The cumulative Minimum Monthly Premiums due at the start of Grace Period, which is $2,700.00 ($150.00 x 18); plus
•	Three times the Minimum Monthly Premium in effect at the start of the Grace Period, which is $450.00 ($150.00 x 3); plus

•	all Withdrawals, which is $0; plus

•	any debt, which is $0; less

•	all total premiums paid, which is $3,000.00.

The total of these amounts is $150.00 ($2,700.00 + $450.00 + $0 +$0 – $3,000.00).

Therefore, having done the first two calculations above, the reinstatement payment equals $150.00 (the greater of $150.00 and $0).

However, in no case shall the reinstatement payment be more than the premium which will make the Cash Surrender Value sufficient to provide:

•	Two times the Monthly Deduction due at the beginning of the Grace Period, which is $150.00 ($75.00 x 2); plus

•	Three times the Monthly Deduction due on the date of reinstatement, which is $300.00 ($100.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $450.00 ($150.00 + $300.00) on the date of reinstatement equals:

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•	two times the Monthly Deduction due at the beginning of the Grace Period, which is $150.00 plus;

•	three times the Monthly Deduction due on the date of reinstatement, which is $300,00; minus

•	four times the Monthly Deduction due at the beginning of the Grace Period, which is $300.00; plus

•	the Surrender Charge at the time of reinstatement, which is $6,500.00.

The total of these amounts is $5,300.00 ($150.00 + $300.00 –$300.00 + $6,500.00)).

Therefore, the reinstatement payment required to keep the Policy in force will be $150.00. This amount is the greater of 1). or 2). and is not greater than $5,300.00 (the premium sufficient to produce a Cash Surrender Value equal to two times the Monthly Deduction due at the beginning of the Grace Period plus three times the Monthly Deduction due on the date of reinstatement).

After the Policy Protection Period

Assume the following: (a) a Policy enters a Grace Period during the eighth Policy Year; (b) at the beginning of the Grace Period the Monthly Deduction due is $120.00; (c) at the time of reinstatement the Monthly Deduction due is $130.00; (d) the Accumulated Value at the time of reinstatement is $1,500.00; and (e) the Surrender Charge at the time of reinstatement is $1,400.00.

In order to determine the reinstatement payment to keep the Policy in force beyond a Grace Period, one must calculate:

The reinstatement payment that will make the Cash Surrender Value sufficient to provide:

•	Two times the Monthly Deduction due at the beginning of the Grace Period, which is $240.00 ($120.00 x 2); plus

•	Three times the Monthly Deduction due on the date of reinstatement, which is $390.00 ($130.00 x 3).

The premium sufficient to produce a Cash Surrender Value equal to $530.00 ($240.00 + $390.00) equals:

•	two times the Monthly Deduction due at the beginning of the Grace Period, which is $240.00; plus

•	three times the Monthly Deduction due on the date of reinstatement, which is $390.00; minus

•	the Accumulated Value at the time of reinstatement, which is $1,500.00; plus

•	the Surrender Charge at the time of reinstatement, which is $1,400.00.

The total of these amounts is $530.00 ($240.00 + $390.00 – $1,500.00 + $1,400.00).

However, if the calculations above produce a negative number, the amount of reinstatement payment will be $0.

Upon reinstatement, the Accumulated Value of the Policy at the time of final lapse will be restored along with the Accumulated Value available for deductions at the time that the Grace Period began, the schedule of Surrender Charges for the policy months following the date the Grace Period began shall become the schedule of Surrender Charges for the policy months following the date of reinstatement, the schedule of Monthly Expense Charges for the policy months following the date the Grace Period began shall become the schedule of Monthly Expense Charges for the policy months following the date of reinstatement and the months remaining in the Policy Protection Period at the time of final lapse will be restored.

Reduced Paid-Up Benefit Provision for Residents of Certain States. In Massachusetts, Florida, Wisconsin and Wyoming, the Owner of the Policy may, by written request to us, elect to apply the Cash Surrender Value to purchase paid-up life insurance. The amount of insurance and its value going forward will be based on a 3% interest rate and the mortality table stated in the data section of the Policy.

In New York, the Owner of the Policy may, by written request to us, elect to continue the Policy as paid-up life insurance. All or a portion of the Cash Surrender Value will be applied to purchase paid-up insurance and the rest will be paid out as cash. The cash payout is determined such that the amount of cash received plus the Face Amount of your new paid-up insurance does not exceed the Death Benefit in force at the time this option is elected. The amount of insurance and its value going forward will be calculated based on 3% interest rate and the mortality table stated in the data section of the Policy.

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CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

•	the Death Benefits, cash and loan benefits provided by the Policy;
•	the funding choices, including Net Premium allocations, dollar-cost averaging programs, and automatic asset rebalancing programs;
•	the administration of various elective options under the Policy (including any riders); and
•	the distribution of various reports to Owners.

Costs and Expenses we incur include:

•	those associated with underwriting applications and changes in Face Amount and any rider;
•	various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any rider);
•	sales and marketing expenses;
•	other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

•	Insureds may die sooner than estimated, resulting in the payment of greater Death Benefits than expected; and
•	the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

We use all of the charges we deduct to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Expense Charge

We will deduct 6% from each premium payment prior to allocation of Net Premiums. This may be used to cover state premium taxes, the federal DAC Tax, and certain sales and marketing expenses. We may profit from this charge and may use the charge for any lawful purpose. The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

Surrender Charge

We impose a Surrender Charge which may be used to cover the costs associated with the sale of a Policy (including commissions paid to broker/dealers) if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year following issue or a Face Amount increase. We may profit from this charge and may use the charge for any lawful purpose. In addition to varying by the Policy Year following issue (or the Policy Year after a Face Amount increase), the amount of the surrender charge varies by the Insured’s issue age, sex, and rating as either a smoker or as a non-smoker. The amount of the Surrender Charge ranges from a maximum of $54.38 per $1,000 of initial or increased Face Amount (based on an Insured who is a female smoker, age 61, during the first Policy Year) to a minimum of $1.35 per $1,000 of initial or increased Face Amount (based on an Insured who is a female nonsmoker, age 0, during the tenth Policy Year).

The first year Surrender Charges are presented in Appendix B to this prospectus for all states except New York, in Appendix C to this prospectus for New York and in Appendix D to this prospectus for Pennsylvania. Appendix B, C and D express the Surrender Charge as a dollar amount per $1,000 of Initial Face Amount. First year Surrender Charges range from $11.22 per $1,000 of Initial Face Amount for a female Issue Age of 0 in Pennsylvania to $54.38 per $1,000 of Initial Face Amount for a female smoker age 61 in a state other than New York and Pennsylvania. There will be a Surrender Charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase. Each such portion of the Surrender Charge will have a duration of ten Policy Years as measured from the issue date of the corresponding Face Amount. Each portion of the Surrender Charge will be level during each Policy Year and decrease every year through year ten. Surrender Charges in all states except New York decrease linearly by Policy Year until the end of the tenth Policy Year with some rounding. The Surrender Charge schedule applicable to policies issued in New York is amortized such that the surrender charge is zero beginning in policy year 11. New York surrender charges are limited to an expense allowance over 10 years; the second limit is calculated as the same expense allowance less the cumulative renewal Monthly

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Expense Charges due through the end of the Policy Year. There will be no reduction in Surrender Charges upon a decrease in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of five components:

1.	the cost of insurance charge;
2.	the Monthly Policy Fee;
3.	the Monthly Expense Charge;
4.	the Monthly Account Value Charge; and
5.	the cost of any additional benefits provided by rider. The monthly charges will be specified in the applicable rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from month to month, the Monthly Deduction will also vary. We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge. We will deduct a monthly cost of insurance charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date until the Insured reaches Attained Age 121 as part of the Monthly Deduction. The cost of insurance charge is intended to be the primary charge for the Death Benefit provided by your Policy. We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate—including, but not limited to, the age of the Insured at the time the Policy is issued, sex, Rate Class and the Duration of the Policy—may vary, the cost of insurance charge will likely be different from month to month. The guaranteed cost of insurance may range from $90.91 to $0.02 per $1,000 of Net Amount at Risk per month. The current cost of insurance charges range from $28.30 to $0.01 per $1,000 of Net Amount at Risk per month.

We may profit from this charge and may use the charge for any lawful purpose.

Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00246627, to take into account assumed monthly earnings at an annual rate of 3%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will be based on factors including, but not limited to:

•	the Insured’s Attained Age,
•	the Insured’s sex,
•	the Insured’s Rate Class, and
•	the 2001 Commissioners Standard Ordinary (M/F) Smoker/Nonsmoker U ANB Mortality Tables.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will be based on the 2001 Commissioners Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables, which are gender blended tables. There is no maturity date for the Policy.

Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on factors including, but not limited to:

•	the Insured’s Issue Age,
•	the Insured’s sex,
•	the Insured’s Rate Class, and
•	the Policy’s Duration.

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We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any such modification will be made on a class basis based on the classes initially identified when Policies are issued.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the Insured’s Issue Age, sex and Rate Class on the Date of Issue. For each subsequent increase in Face Amount, we use the Insured’s Issue Age, sex, and Rate Class at the time of the increase. Cost of Insurance rates vary by the Policy’s Duration. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the cost of insurance rate associated with the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We may also issue Policies on a guaranteed or simplified issue basis, where minimal or no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on these bases may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following Rate Classes:

•	elite preferred nonsmoker,
•	preferred nonsmoker,
•	standard nonsmoker,
•	preferred smoker,
•	standard smoker, and
•	substandard.

Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

Insureds with Issue Ages less than 20 will be placed in the standard nonsmoker class. If the Insured is a known smoker a substandard rating will be added to the Policy.

Monthly Policy Fee. The Monthly Policy Fee is intended to reimburse us for administrative expenses associated with the Policy. We may profit from this charge and may use the charge for any lawful purpose. We will deduct a Monthly Policy Fee of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date until the Insured reaches Attained Age 121 as part of the Monthly Deduction.

Monthly Expense Charge. The Monthly Expense Charge is intended to compensate us for administrative expenses and for the insurance coverage provided by the Policy. We may profit from this charge and may use the charge for any lawful purpose, including covering distribution expenses. During the first ten Policy Years and for ten years following an increase in Face Amount, we will deduct a Monthly Expense Charge from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. The Monthly Expense Charge is calculated as an amount per thousand of insurance which is determined based on the Initial Face Amount plus any increase in Face Amount. The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Initial Face Amount of the Policy.

The Monthly Expense Charge rates will vary with the Initial Face Amount of the Policy in the following bands:

those with Initial Face Amounts less than $250,000;

those with Initial Face Amounts between $250,000 and $999,999, inclusive; and

those with Initial Face Amounts of $1,000,000 and greater.

On both a current and guaranteed basis the Monthly Expense Charge will apply during the first ten years following the Date of Issue for the Monthly Expense Charge associated with the Initial Face Amount and during the first ten years following each increase in Face Amount for the Monthly Expense Charge associated with each increase in Face Amount. The guaranteed Monthly Expense Charge varies between $2.81 per $1,000 of Face Amount and $0.08 per $1,000 of Face Amount. Appendix E shows the Monthly Expense Charge per $1,000 for each Issue Age, sex, and Rate Class.

There will be no reduction in the Monthly Expense Charge upon a decrease in Face Amount.

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Monthly Account Value Charge. We reserve the right to deduct a Monthly Account Value Charge as part of the Monthly Deduction. We currently do not plan to assess a charge of this type. The maximum charge we could charge in the future is 0.04% of Accumulated Value each month. We may profit from this charge and may use the charge for any lawful purpose.

Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. We discuss the charges for the riders below. The monthly charges are also specified in the applicable rider and in the “Fee Table” section above. An explanation of what is provided in consideration for each rider can be found in the description of each rider, either in the “Optional Benefits” section below or in the SAI.

We will deduct a charge for the waiver of monthly deductions rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 65. The charge ranges from $0.27 to $0.05 per month, multiplied by the Monthly Deduction.

We will deduct the charge for the accidental death benefit rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 70. The charge ranges from $0.18 to $0.02 per month per $1,000 of the accidental death benefit.

We will deduct the charge for the guaranteed insurability option rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 40. The charge ranges from $0.16 to $0.02 per month times the option amount.

We will deduct the charge for the accelerated care rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 121. The guaranteed charge ranges from $4.32 to $0.03 per $1,000 of Net Amount at Risk per month, plus between $0.92 and $0.0007 per dollar of Monthly Deduction.

We will deduct the charge for the chronic care protection rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 121. The charge ranges from $4.34 to $0.01 per $1,000 of rider Face Amount per month.

We will deduct the charge for the balance sheet benefit rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date during the first ten Policy Years and during the first ten Policy Years following an increase in the Face Amount. The charge ranges from $0.12 to $0.02 per $1,000 of Face Amount per month.

We will deduct the charge for the children’s term rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Policy Anniversary following the last covered dependent child’s 23rd birthday. The charge is $0.46 per $1,000 of rider Face Amount while the rider is in force regardless of the number of children covered.

We will deduct the charge for the other insured rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the youngest covered other Insured reaches Attained Age 100. The charge ranges from $38.71 to $0.01 per $1,000 of rider Face Amount per month for each other Insured.

We will deduct the charge for the waiver of specified premium rider on the Date of Issue of the Policy and on each Monthly Policy Date after that date until the Insured reaches Attained Age 65. The charge ranges from $0.07 to $0.03 per dollar of waiver benefit per month.

In addition, we will deduct the charge for the overloan protection rider when you exercise the rider. The charge ranges from 4.20% to 0.87% of Accumulated Value.

Withdrawal Charge

Although we do not currently assess such a charge, we may assess on each Withdrawal a charge of $25. If assessed, we will deduct this Withdrawal charge from the Withdrawal amount. The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Fee

Although we do not currently assess such a charge, we may assess a transfer fee of $25 if the number of transfers exceeds 12 in a given Policy Year. We may also pass through any fees charged by a portfolio as a result of the transfer, including a short-term trading or redemption fee. The transfer fee is intended to reimburse us for administrative costs associated with processing a transfer.

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Loan Interest Spread

A loan interest spread is assessed by crediting a lower rate on Accumulated Value held as loan collateral than the rate charged on the outstanding loan. The maximum amount of loan interest spread is 2% of the amount held as Collateral. We currently plan to offer zero spread loans. A loan interest spread is not a fee.

Projection Report Charge

Although we do not currently assess such a charge, we may impose a charge (not to exceed $25) for preparing each projection report you request, after the initial projection report. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Subaccount Tax Charge

We may deduct a subaccount tax charge for taxes and amounts set aside as a reserve for taxes in determining the value of a unit value for each of the subaccounts in the event such a tax is levied on that subaccount in the future. This charge is currently not assessed.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the portfolios. Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above. More detailed information is contained in the portfolios’ prospectuses which accompany this prospectus.

We sell the Policies through registered representatives of broker dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders. Election of any of these riders involves an additional cost. The riders are subject to the restrictions and limitations set forth in the applicable Policy riders. The following riders are available under the Policy.

•	Accelerated Benefit Rider
•	Accidental Death Benefit Rider
•	Balance Sheet Benefit Rider
•	Children’s Term Rider
•	Guaranteed Insurability Option Rider
•	Other Insured Rider
•	Overloan Protection Rider
•	Qualified Plan Exchange Privilege Rider
•	Waiver of Monthly Deductions Rider
•	Waiver of Specified Premium Rider

Any one of these riders may not be available in your state and the terms of the rider may vary by state. We describe certain of the riders below. More information about these riders and others not available on policies issued after September 19, 2011 is available from your agent and in the Statement of Additional Information.

Accelerated Care Rider

Under the optional accelerated care rider, we will make periodic partial prepayments to you of all or a portion of your Death Benefit if the Insured becomes “chronically ill”. This rider was available only at Policy issue, and only for Policies issued prior to September 19, 2011. This rider is not available under Policies issued on and after September 19, 2011.

Chronic Care Protection Rider

The optional chronic care protection rider provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the

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Policy has been accelerated. This rider was available only at Policy issue, and only for Policies issued prior to September 19, 2011. This rider is not available under Policies issued on and after September 19, 2011.

Accelerated Benefit Rider

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise the rider, and do exercise the rider before the Policy lapses. There is no charge for electing the rider, but you will be charged if the rider is exercised. See Appendix F for more information about the rider.

Availability. This rider is available only if the GPT is elected for determining compliance with the federal definition of life insurance.

Mechanics of the Rider. As described in your rider, the rider may be exercised if all the following conditions are met:

3)	the Attained Age of the Insured is greater than or equal to 75; and
4)	the Policy to which the rider is attached has been in force for at least fifteen years from the Policy Date of Issue; and
5)	outstanding debt on the Policy must exceed the total Face Amount of the Policy; and
6)	the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

We will send you a notification when these conditions have been met. The rider must be exercised within sixty days of the date we mail notification. If it is not, the rider will terminate.

Other Effects of Exercise. All values from the Separate Account will be transferred to the General Account. No further transfers from the General Account to the Separate Account may be made. No additional premiums may be paid into the Policy. Withdrawals will no longer be allowed. Monthly Deductions will cease. Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate. The Policy Death Benefit Options will be switched to Option A if Option B is in effect. No adjustments will be made to the Policy Face Amount. No further change in Death Benefit Option and no further loans will be permitted.

Other Possible Products. Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra Select and AssurePlus Protector policies. If you do not plan on making use of the subaccounts offered in Investor Select, then another non-variable universal life policy may be more cost effective for you.

Termination. This rider will terminate on the earliest of:

•	the date that your Policy terminates or matures (depending on the state of issue);
•	60 days following our mailing of notification that the conditions for exercising this rider have been met; or
•	the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters. With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy. You should consult a tax advisor before exercising the Overloan Protection Rider.

Balance Sheet Benefit Rider

We offer an optional balance sheet benefit rider, which can be used to increase the Cash Surrender Value of the Policy during periods when Surrender Charges apply. There is a monthly cost for the rider that will reduce the Policy’s Accumulated Value and long term Cash Surrender Value relative to a similar Policy without the rider. Thus, careful consideration should be given before electing this rider.

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Children’s Term Rider

We offer an optional children’s term rider that provides term insurance for the Face Amount of the rider on all of the Insured’s dependent children.

Other Insured Rider

We offer an optional other insured rider that provides annual renewable term insurance on up to five other Insureds.

Qualified Plan Exchange Privilege Rider

The qualified plan exchange privilege rider permits the Insured under a Policy owned by a Qualified Pension Plan (qualified pension and profit sharing plans that have met all the requirements under Internal Revenue Code Section 401) to purchase a new life insurance policy without providing evidence of insurability, subject to the terms of the rider, when the original Policy is surrendered by the Plan. There is no charge for this rider.

Waiver of Specified Premium Rider

If you elect the waiver of specified premium rider, we will pay the specified waiver benefit as a premium into the Policy on a monthly basis if the Insured becomes totally disabled, subject to certain conditions.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard Rate Class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a Rate Class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the Policy. In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the chronic care protection rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the Policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Policies, National Life believes that the owner of a Policy should not be treated as the owner of the underlying assets. While National Life believes that the Policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent the Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (e.g., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a

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Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. A tax advisor should be consulted before effecting any of these Policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Accumulated Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid in the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. A Policy issued in a tax-free exchange for a Modified Endowment Contract will also be treated as a Modified Endowment Contract.

If there is a reduction in the benefits under the Policy during the first seven years, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the Death Benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a Death Benefit equal to the lowest Death Benefit that was payable in the first seven Policy Years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)         All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)         Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)         A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, all distributions that occur during the Policy Year in which the Policy becomes a Modified Endowment Contract and all subsequent distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans (like the loans permitted under the Policy) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

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Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free, plus, in the case of a Modified Endowment Contract, an outstanding indebtedness that has been subject to tax.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness to the extent it has not been previously taxed, will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the overloan protection rider. See Appendix F for more information about the rider.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the Insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchases (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase. The Policy is not for sale outside of the U.S.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses and the IRS has issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, if a business (other than a sole proprietorship) is directly or indirectly a

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Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Split Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Tax Shelter Regulations. Purchasers of the Policy that are corporations should consult a tax advisor about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer ("GST") tax” when all or part of a life insurance Policy is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2016, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately). Please consult a tax advisor for more information.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders. For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

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Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any federal, state or local taxes (other than the charge for state premium taxes and the DAC Tax) that may be attributable to the subaccounts or to the policies. National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought. National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of National Life to meet its obligations under the Policies, or on the ability of ESI to perform its obligations under the distribution agreement for the Policies, described below.

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, ESI serves as principal underwriter for the Policies. ESI sells the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their registered representatives. ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Policy are registered with FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies. The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase. The commission schedule will vary from the above if the Owner chooses to include the balance sheet benefit rider in the Policy, but in this case the present value of total commissions will not exceed the above schedule.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, will receive commission during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the maximum gross dealer concession will be 4% of the premiums paid. For Policy Year 11 and after, the commission will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum broker-dealer commission will be 50% up to the target amount for the increase. A portion of the payments made to selling broker-dealers firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

National Life may provide loans to unaffiliated broker-dealers who sell the Policy. Those unaffiliated broker-dealers may in turn provide loans to their registered representatives, to finance business development. National Life may then provide further loans to the broker-dealers, or may forgive outstanding loans based on specified business criteria, including sales of the Policies.

From time to time we may offer specific sales incentives to selling broker-dealers. The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives. These incentives may take the form of cash

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bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or to the Separate Account. However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

Deutsche, Fidelity, Franklin Templeton and T. Rowe Price make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds. In each case these payments amount to no greater than 0.25% of Separate Account assets invested in the particular fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the Insured’s age or sex was stated incorrectly in the application or any supplemental application, we will adjust the Face Amount to the amount that would have been payable at the correct age and sex based on the most recent Monthly Deduction before the date we received proof to our satisfaction of such misstatement. If the Insured’s age has been overstated or understated, we will calculate future Monthly Deductions based on the Insured’s correct age and sex. If the Insured has died, we will adjust the Face Amount as of the last Monthly Policy Date prior to the Insured’s death.

HOUSEHOLDING AND DELIVERY OF DOCUMENTS

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the portfolios, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

FINANCIAL STATEMENTS

The financial statements of National Life and of the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions from time to time. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

55

GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Automatic Payment Plan	Monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.”

Beneficiary	The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to specified Policy acquisition expenses under Internal Revenue Code Section 848.

Date of Issue	The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit	The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions .

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration	The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period	A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, the Owner must during the Grace Period make a premium payment which is determined as follows.

During the Policy Protection Period, the premium needed to keep the Policy in force beyond a Grace Period shall equal the greater of 1) the premium which will be sufficient to produce an Accumulated Value, net of debt, equal to three times the Monthly Deduction due at the beginning of the Grace Period, or 2) an amount equal to the sum of

• the cumulative Minimum Monthly Premiums due at the start of the Grace

56

Period; plus
• three times the Minimum Monthly Premium in effect at the beginning of the Grace Period; plus
• all Withdrawals; plus
• any debt; less
• all premiums paid,

but not more than the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

The premium needed to keep the Policy in force beyond a Grace Period which ends after the Policy Protection Period shall be the premium sufficient to produce a Cash Surrender Value equal to three times the Monthly Deduction due at the start of the Grace Period.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (toll-free telephone).

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured	The person upon whose life the Policy is issued.

Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

Minimum Guarantee Premium	The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium	The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

Monthly Account Value Charge	A monthly charge up to 0.04% of Policy Value per month included in the Monthly Deduction.

Monthly Deduction	The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Policy Fee, the cost of insurance charge, the Monthly Expense Charge, the Monthly Account Value Charge, and the monthly cost of any benefits provided by riders.

Monthly Expense Charge	The Monthly Expense Charge is computed as the product of the original Face Amount of the Policy and the appropriate Monthly Expense Charge rate. A separate Monthly Expense Charge will apply to each increase in Face Amount. The Monthly Expense Charge rate varies based on the Issue Age, sex, and Rate Class of the Insured and the Face Amount of the Policy at Issue.

Monthly Policy Date	The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.
57

Monthly Policy Fee	A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.
Net Premium	The remainder of a premium after the deduction of the Percent of Premium Expense Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium	The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Protection Period	The first 60 months following the Date of Issue during which this Policy remains continuously in force is referred to as the Policy Protection Period. An increase in coverage does not initiate a new Policy Protection Period.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.

Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Percent of Premium Expense Charge	A charge deducted from each premium payment. This may be used to cover the cost of state and local premium taxes, the federal DAC Tax, and certain sales and marketing expenses.

Rate Class	The classification of the Insured for cost of insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Separate Account	National Variable Life Insurance Account.

Surrender Charge	The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first ten Policy Years or the first ten years following an increase in coverage. The Surrender Charge is shown in the Policy.

Unadjusted Death Benefit	Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

Valuation Day	A Valuation Day is each day that the New York Stock Exchange is customarily open for trading, except for any day on which trading is restricted by directive of the Securities and Exchange Commission. A Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Withdrawal	A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal charge will be deducted from the Withdrawal amount.

58

APPENDIX A: Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on the following pages  illustrate a Policy issued to a male Insured, Age 45 in the Standard Nonsmoker Rate Class with a Face Amount of $250,000, Death Benefit Option A (pages A-2 to A-4) or Death Benefit Option B (pages A-5 to A-7), GPT, and Planned Periodic Premiums of $3,000 (pages A-2 to A-4) or $4,000 (pages A-5 to A-7), paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a smoker or substandard class because the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the Monthly Deductions are based on the maximum level permitted under the Policy; the columns under the heading “Current” assume that throughout the life of the Policy, the Monthly Deductions are based on the rates currently in effect.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations is 0.82%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

These asset charges reflect an investment advisory fee of 0.64%, which represents a simple average of the fees incurred by the Portfolios during 2016, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2016, and expenses of 0.13%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2016. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the stated premium.

Upon request, by calling 1-800-732-8939 or sending an email to LifeCustomerService@nationallifegroup.com, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested.

Investor Select does not have a maturity date, except where required by state law. Guaranteed COI’s are assessed through Attained Age 121.

A-1

NATIONAL LIFE

INVEST OR SELECT FLEXIBLE PREMIUM ADJUST ABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -0.82%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,238	0	250,000	1,720	0	250,000
2	6,458	2,404	0	250,000	3,398	0	250,000
3	9,930	3,499	0	250,000	5,004	0	250,000
4	13,577	4,554	0	250,000	6,569	1,317	250,000
5	17,406	5,541	1,038	250,000	8,094	3,592	250,000
6	21,426	6,460	2,707	250,000	9,551	5,799	250,000
7	25,647	7,312	4,312	250,000	10,941	7,941	250,000
8	30,080	8,071	5,821	250,000	12,265	10,015	250,000
9	34,734	8,737	7,237	250,000	13,495	11,995	250,000
10	39,620	9,254	8,504	250,000	14,663	13,913	250,000
15	67,972	14,003	14,003	250,000	23,626	23,626	250,000
20	104,158	13,462	13,462	250,000	29,280	29,280	250,000
25	150,340	4,111	4,111	250,000	30,587	30,587	250,000
30	209,282				23,319	23,319	250,000
35	284,509				1,356	1,356	250,000
40	380,519
45	503,055
50	659,446
55	859,045
60	1,113,789
65	1,438,914
70	1,853,865
75	2,383,459

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-2

NATIONAL LIFE

INVEST OR SELECT FLEXIBLE PREMIUM ADJUST ABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 5.13%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,355	0	250,000	1,854	0	250,000
2	6,458	2,716	0	250,000	3,773	0	250,000
3	9,930	4,084	0	250,000	5,731	0	250,000
4	13,577	5,488	236	250,000	7,762	2,509	250,000
5	17,406	6,902	2,400	250,000	9,869	5,367	250,000
6	21,426	8,327	4,575	250,000	12,028	8,275	250,000
7	25,647	9,764	6,764	250,000	14,242	11,242	250,000
8	30,080	11,186	8,936	250,000	16,516	14,266	250,000
9	34,734	12,591	11,091	250,000	18,826	17,326	250,000
10	39,620	13,924	13,174	250,000	21,203	20,453	250,000
15	67,972	24,458	24,458	250,000	39,026	39,026	250,000
20	104,158	32,607	32,607	250,000	59,114	59,114	250,000
25	150,340	34,277	34,277	250,000	81,642	81,642	250,000
30	209,282	22,354	22,354	250,000	105,185	105,185	250,000
35	284,509				129,114	129,114	250,000
40	380,519				151,041	151,041	250,000
45	503,055				166,976	166,976	250,000
50	659,446				165,724	165,724	250,000
55	859,045				81,968	81,968	250,000
60	1,113,789
65	1,438,914
70	1,853,865
75	2,383,459

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-3

NATIONAL LIFE

INVEST OR SELECT FLEXIBLE PREMIUM ADJUST ABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 7.11%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,395	0	250,000	1,898	0	250,000
2	6,458	2,824	0	250,000	3,901	0	250,000
3	9,930	4,291	0	250,000	5,988	0	250,000
4	13,577	5,828	575	250,000	8,194	2,941	250,000
5	17,406	7,412	2,909	250,000	10,529	6,027	250,000
6	21,426	9,045	5,293	250,000	12,974	9,222	250,000
7	25,647	10,733	7,733	250,000	15,538	12,538	250,000
8	30,080	12,451	10,201	250,000	18,231	15,981	250,000
9	34,734	14,202	12,702	250,000	21,035	19,535	250,000
10	39,620	15,932	15,182	250,000	23,988	23,238	250,000
15	67,972	29,599	29,599	250,000	46,483	46,483	250,000
20	104,158	43,503	43,503	250,000	75,596	75,596	250,000
25	150,340	54,842	54,842	250,000	114,205	114,205	250,000
30	209,282	59,017	59,017	250,000	166,395	166,395	250,000
35	284,509	41,161	41,161	250,000	243,530	243,530	255,707
40	380,519				356,027	356,027	373,828
45	503,055				508,439	508,439	533,861
50	659,446				720,614	720,614	727,820
55	859,045				1,024,017	1,024,017	1,034,257
60	1,113,789				1,446,866	1,446,866	1,461,334
65	1,438,914				2,037,398	2,037,398	2,057,771
70	1,853,865				2,862,107	2,862,107	2,890,729
75	2,383,459				4,013,860	4,013,860	4,053,999

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-4

NATIONAL LIFE

INVEST OR SELECT FLEXIBLE PREMIUM ADJUST ABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -0.82%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,161	0	252,161	2,652	0	252,652
2	8,610	4,235	0	254,235	5,252	0	255,252
3	13,241	6,223	220	256,223	7,772	1,769	257,772
4	18,103	8,155	2,903	258,155	10,240	4,988	260,240
5	23,208	10,003	5,500	260,003	12,659	8,157	262,659
6	28,568	11,767	8,015	261,767	14,999	11,246	264,999
7	34,196	13,449	10,449	263,449	17,260	14,260	267,260
8	40,106	15,021	12,771	265,021	19,442	17,192	269,442
9	46,312	16,482	14,982	266,482	21,518	20,018	271,518
10	52,827	17,777	17,027	267,777	23,516	22,766	273,516
15	90,630	26,059	26,059	276,059	36,360	36,360	286,360
20	138,877	28,417	28,417	278,417	45,222	45,222	295,222
25	200,454	21,668	21,668	271,668	48,893	48,893	298,893
30	279,043	1,777	1,777	251,777	42,934	42,934	292,934
35	379,345				22,620	22,620	272,620
40	507,359
45	670,741
50	879,262
55	1,145,393
60	1,485,052
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-5

NATIONAL LIFE

INVEST OR SELECT FLEXIBLE PREMIUM ADJUST ABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 5.13%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,334	0	252,334	2,841	0	252,841
2	8,610	4,715	0	254,715	5,797	0	255,797
3	13,241	7,145	1,142	257,145	8,843	2,840	258,843
4	18,103	9,656	4,404	259,656	12,015	6,762	262,015
5	23,208	12,222	7,720	262,222	15,318	10,816	265,318
6	28,568	14,846	11,094	264,846	18,730	14,977	268,730
7	34,196	17,530	14,530	267,530	22,255	19,255	272,255
8	40,106	20,246	17,996	270,246	25,900	23,650	275,900
9	46,312	22,996	21,496	272,996	29,639	28,139	279,639
10	52,827	25,720	24,970	275,720	33,509	32,759	283,509
15	90,630	43,850	43,850	293,850	59,708	59,708	309,708
20	138,877	60,405	60,405	310,405	89,386	89,386	339,386
25	200,454	70,822	70,822	320,822	121,898	121,898	371,898
30	279,043	68,367	68,367	318,367	152,797	152,797	402,797
35	379,345	37,545	37,545	287,545	175,797	175,797	425,797
40	507,359				175,997	175,997	425,997
45	670,741				125,760	125,760	375,760
50	879,262
55	1,145,393
60	1,485,052
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-6

NATIONAL LIFE

INVEST OR SELECT FLEXIBLE PREMIUM ADJUST ABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	STANDARD
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $4,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 7.11%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	4,200	2,392	0	252,392	2,904	0	252,904
2	8,610	4,880	0	254,880	5,984	0	255,984
3	13,241	7,470	1,468	257,470	9,220	3,218	259,220
4	18,103	10,200	4,948	260,200	12,656	7,404	262,656
5	23,208	13,049	8,546	263,049	16,305	11,803	266,305
6	28,568	16,023	12,271	266,023	20,152	16,400	270,152
7	34,196	19,132	16,132	269,132	24,210	21,210	274,210
8	40,106	22,354	20,104	272,354	28,495	26,245	278,495
9	46,312	25,695	24,195	275,695	32,992	31,492	282,992
10	52,827	29,102	28,352	279,102	37,746	36,996	287,746
15	90,630	52,485	52,485	302,485	70,968	70,968	320,968
20	138,877	78,218	78,218	328,218	113,663	113,663	363,663
25	200,454	102,804	102,804	352,804	167,984	167,984	417,984
30	279,043	120,432	120,432	370,432	233,234	233,234	483,234
35	379,345	115,690	115,690	365,690	307,821	307,821	557,821
40	507,359	57,547	57,547	307,547	382,332	382,332	632,332
45	670,741				434,764	434,764	684,764
50	879,262				422,464	422,464	672,464
55	1,145,393				273,910	273,910	523,910
60	1,485,052				27,232	27,232	277,232
65	1,918,552
70	2,471,820
75	3,177,946

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-7

APPENDIX B: First Year Surrender Charge

(Annual rates per $1,000 of Face Amount)

	Male		Female
Issue Age	NS	S	NS	S
0	14.11	n/a	13.59	n/a
1	14.21	n/a	13.69	n/a
2	14.33	n/a	13.80	n/a
3	14.47	n/a	13.93	n/a
4	14.62	n/a	14.06	n/a
5	14.78	n/a	14.20	n/a
6	14.95	n/a	14.34	n/a
7	15.12	n/a	14.49	n/a
8	15.30	n/a	14.64	n/a
9	15.48	n/a	14.80	n/a
10	15.68	n/a	14.96	n/a
11	15.88	n/a	15.14	n/a
12	16.09	n/a	15.31	n/a
13	16.30	n/a	15.50	n/a
14	16.53	n/a	15.69	n/a
15	16.76	n/a	15.89	n/a
16	16.99	n/a	16.09	n/a
17	17.23	n/a	16.30	n/a
18	17.47	n/a	16.52	n/a
19	17.72	n/a	16.75	n/a
20	17.97	19.85	16.98	18.76
21	18.25	20.20	17.24	19.09
22	18.54	20.56	17.49	19.43
23	18.84	20.94	17.77	19.78
24	19.15	21.34	18.05	20.15
25	19.48	21.75	18.35	20.54
26	19.83	22.17	18.65	20.92
27	20.18	22.58	18.97	21.33
28	20.53	23.03	19.29	21.75
29	20.91	23.50	19.64	22.19
30	21.31	23.98	20.00	22.65
31	21.72	24.47	20.36	23.13
32	22.15	25.02	20.75	23.63
33	22.61	25.58	21.16	24.15
34	23.09	26.18	21.58	24.72
35	23.59	26.81	22.03	25.29
36	24.10	27.42	22.48	25.89
37	24.64	28.10	22.95	26.50
38	25.20	28.81	23.43	27.14
39	25.78	29.55	23.94	27.81
40	26.41	30.33	24.47	28.53
41	27.05	31.13	25.03	29.25
42	27.76	31.99	25.61	30.02
43	28.46	32.87	26.21	30.85
44	29.21	33.82	26.86	31.71
45	30.02	34.81	27.54	32.61
46	30.85	35.86	28.26	33.59
47	31.75	36.94	29.01	34.60
48	32.68	38.07	29.78	35.66
49	33.67	39.30	30.61	36.79
50	34.75	40.61	31.50	37.97
51	35.84	42.00	32.43	39.22
52	37.01	43.50	33.39	40.53

B-1

53	38.28	45.07	34.43	41.91
54	39.63	46.76	35.48	43.34
55	41.07	48.54	36.64	44.79
56	42.53	50.36	37.84	46.34
57	44.08	52.29	39.11	47.94
58	45.72	53.55	40.45	49.62
59	47.50	53.22	41.86	51.36
60	49.56	52.70	43.35	53.12
61	51.50	52.28	44.86	54.38
62	53.58	51.86	46.49	54.04
63	53.46	51.35	48.25	53.70
64	53.12	50.83	50.14	53.34
65	52.77	50.32	51.93	52.93
66	52.23	49.54	53.71	52.54
67	51.68	48.79	53.89	51.96
68	51.12	48.57	53.38	51.31
69	50.56	48.24	52.86	50.63
70	50.00	48.05	52.35	49.87
71	49.49	47.84	51.79	49.11
72	49.16	47.61	51.22	48.42
73	48.85	47.49	50.66	47.99
74	48.67	47.26	50.09	47.86
75	48.48	47.02	49.53	47.70
76	48.21	46.69	49.14	47.54
77	47.93	46.37	48.96	47.33
78	47.77	45.97	48.69	47.10
79	47.61	45.55	48.39	46.81
80	47.42	45.06	48.05	46.51
81	47.17	44.47	47.89	46.18
82	46.85	43.77	47.72	45.77
83	46.41	42.79	47.46	45.08
84	45.88	41.60	47.08	44.09
85	45.25	40.03	46.54	42.67

Unisex policies will have Surrender Charges and Monthly Expense Charges that are higher than those for females above but lower than those for males.

B-2

APPENDIX C: First Year Surrender Charge New York

(Annual rates per $1,000 of Face Amount)

	Male		Female
Issue Age	NS	S	NS	S
0	11.95	n/a	11.54	n/a
1	12.01	n/a	11.61	n/a
2	12.10	n/a	11.69	n/a
3	12.20	n/a	11.78	n/a
4	12.32	n/a	11.88	n/a
5	12.45	n/a	11.98	n/a
6	12.58	n/a	12.09	n/a
7	12.71	n/a	12.21	n/a
8	12.86	n/a	12.32	n/a
9	13.01	n/a	12.45	n/a
10	13.17	n/a	12.58	n/a
11	13.33	n/a	12.71	n/a
12	13.50	n/a	12.85	n/a
13	13.68	n/a	13.00	n/a
14	13.86	n/a	13.15	n/a
15	14.05	n/a	13.31	n/a
16	14.25	n/a	13.48	n/a
17	14.44	n/a	13.65	n/a
18	14.64	n/a	13.83	n/a
19	14.85	n/a	14.02	n/a
20	15.06	16.77	14.21	15.76
21	15.29	17.07	14.42	16.05
22	15.54	17.39	14.64	16.35
23	15.79	17.73	14.87	16.66
24	16.06	18.08	15.12	16.98
25	16.35	18.44	15.37	17.33
26	16.64	18.82	15.63	17.67
27	16.95	19.19	15.90	18.04
28	17.25	19.60	16.19	18.42
29	17.59	20.02	16.49	18.82
30	17.94	20.45	16.81	19.24
31	18.31	20.91	17.12	19.68
32	18.69	21.41	17.47	20.14
33	19.11	21.93	17.84	20.62
34	19.54	22.49	18.22	21.15
35	20.00	23.08	18.62	21.68
36	20.46	23.66	19.03	22.24
37	20.96	24.30	19.45	22.81
38	21.48	24.98	19.89	23.41
39	22.02	25.68	20.36	24.05
40	22.60	26.43	20.85	24.73
41	23.20	27.20	21.37	25.42
42	23.87	28.02	21.91	26.16
43	24.53	28.87	22.47	26.95
44	25.24	29.80	23.07	27.79
45	26.01	30.76	23.72	28.66
46	26.81	31.77	24.40	29.61
47	27.66	32.83	25.11	30.59
48	28.56	33.94	25.85	31.62
49	29.52	35.14	26.64	32.73
50	30.56	36.43	27.49	33.89
51	31.62	37.81	28.39	35.11
52	32.77	39.30	29.32	36.41

C-1

53	34.01	40.85	30.32	37.76
54	35.34	42.53	31.34	39.17
55	36.75	43.49	32.47	40.61
56	38.19	43.28	33.64	42.14
57	39.73	43.10	34.88	43.74
58	41.36	42.87	36.19	44.36
59	43.12	42.60	37.57	44.17
60	43.74	42.14	39.04	43.90
61	43.46	41.78	40.53	43.66
62	43.18	41.41	42.15	43.38
63	42.90	40.95	43.89	43.09
64	42.63	40.50	44.49	42.78
65	42.35	40.04	44.18	42.44
66	41.87	39.32	43.74	42.11
67	41.39	38.64	43.29	41.59
68	40.91	38.48	42.85	41.00
69	40.42	38.21	42.41	40.38
70	39.93	38.08	41.96	39.68
71	39.49	37.92	41.47	38.98
72	39.21	37.75	40.97	38.35
73	38.96	37.68	40.48	37.97
74	38.85	37.50	39.98	37.88
75	38.71	37.30	39.48	37.76
76	38.50	37.03	39.15	37.66
77	38.27	36.75	39.03	37.49
78	38.15	36.38	38.83	37.30
79	38.03	35.98	38.59	37.06
80	37.88	35.53	38.30	36.80
81	37.66	34.95	38.19	36.50
82	37.36	34.27	38.06	36.11
83	36.95	33.32	37.85	35.44
84	36.44	32.15	37.51	34.47
85	35.82	30.58	37.00	33.06

Unisex policies will have Surrender Charges and Monthly Administrative Charges that are higher than those for females above but lower than those for males.

C-2

APPENDIX D: First Year Surrender Charge Pennsylvania

(Annual rates per $1,000 of Face Amount)

NS = Nonsmoker	S = Smoker

	Male		Female
Issue Age	NS	S	NS	S
0	11.56	n/a	11.22	n/a
1	11.60	n/a	11.27	n/a
2	11.66	n/a	11.33	n/a
3	11.74	n/a	11.40	n/a
4	11.84	n/a	11.47	n/a
5	11.94	n/a	11.55	n/a
6	12.05	n/a	11.64	n/a
7	12.16	n/a	11.73	n/a
8	12.29	n/a	11.83	n/a
9	12.41	n/a	11.93	n/a
10	12.55	n/a	12.04	n/a
11	12.69	n/a	12.15	n/a
12	12.84	n/a	12.27	n/a
13	13.00	n/a	12.39	n/a
14	13.16	n/a	12.52	n/a
15	13.33	n/a	12.65	n/a
16	13.49	n/a	12.79	n/a
17	13.66	n/a	12.93	n/a
18	13.83	n/a	13.09	n/a
19	14.00	n/a	13.25	n/a
20	14.19	15.82	13.42	14.83
21	14.39	16.10	13.60	15.10
22	14.60	16.39	13.79	15.37
23	14.83	16.70	14.00	15.66
24	15.07	17.02	14.22	15.96
25	15.32	17.36	14.44	16.28
26	15.59	17.72	14.67	16.60
27	15.86	18.06	14.92	16.94
28	16.14	18.43	15.18	17.29
29	16.44	18.83	15.45	17.67
30	16.76	19.23	15.74	18.08
31	17.10	19.67	16.04	18.49
32	17.46	20.15	16.36	18.93
33	17.84	20.64	16.70	19.39
34	18.25	21.18	17.06	19.90
35	18.68	21.75	17.43	20.41
36	19.12	22.31	17.82	20.95
37	19.59	22.94	18.21	21.51
38	20.08	23.60	18.63	22.09
39	20.60	24.28	19.07	22.71
40	21.16	25.02	19.54	23.38
41	21.74	25.78	20.04	24.06
42	22.38	26.59	20.56	24.79
43	23.03	27.43	21.10	25.58
44	23.72	28.35	21.69	26.41
45	24.46	29.30	22.32	27.27
46	25.24	30.31	22.98	28.22
47	26.08	31.36	23.68	29.20
48	26.96	32.46	24.40	30.24
49	27.91	33.66	25.18	31.35
50	28.94	34.95	26.02	32.51
51	29.98	36.33	26.90	33.75
52	31.13	37.82	27.83	35.05

D-1

53	32.36	39.38	28.82	36.41
54	33.68	41.07	29.83	37.82
55	35.09	42.86	30.95	39.27
56	36.52	44.67	32.11	40.80
57	38.05	46.61	33.34	42.39
58	39.68	48.61	34.65	44.07
59	41.44	50.72	36.02	45.80
60	43.50	52.70	37.48	47.55
61	45.43	52.28	38.96	49.45
62	47.52	51.86	40.57	51.43
63	49.75	51.35	42.30	53.53
64	52.13	50.83	44.18	53.34
65	52.77	50.32	45.95	52.93
66	52.23	49.54	47.72	52.54
67	51.68	48.79	49.65	51.96
68	51.12	48.57	51.74	51.31
69	50.56	48.24	52.86	50.63
70	50.00	48.05	52.35	49.87
71	49.49	47.84	51.79	49.11
72	49.16	47.61	51.22	48.42
73	48.85	47.49	50.66	47.99
74	48.67	47.26	50.09	47.86
75	48.48	47.02	49.53	47.70
76	48.21	46.69	49.14	47.54
77	47.93	46.37	48.96	47.33
78	47.77	45.97	48.69	47.10
79	47.61	45.55	48.39	46.81
80	47.42	45.06	48.05	46.51
81	47.17	44.47	47.89	46.18
82	46.85	43.77	47.72	45.77
83	46.41	42.79	47.46	45.08
84	45.88	41.60	47.08	44.09
85	45.25	40.03	46.54	42.67

Unisex policies will have Surrender Charges and Monthly Expense Charges that are higher than those for females above but lower than those for males.

D-2

APPENDIX E: Monthly Expense Charge Per $1,000 of Initial Face Amount

EPNS = Elite Preferred Nonsmoker	PS = Preferred Smoker
PNS = Preferred Nonsmoker	SS = Standard Smoker
SNS = Standard Nonsmoker

Issue	Male					Female
Age	EPNS	PNS	SNS	PS	SS	EPNS	PNS	SNS	PS	SS
0	N/A	N/A	0.0935	N/A	N/A	N/A	N/A	0.0788	N/A	N/A
1	N/A	N/A	0.0954	N/A	N/A	N/A	N/A	0.0804	N/A	N/A
2	N/A	N/A	0.0973	N/A	N/A	N/A	N/A	0.0820	N/A	N/A
3	N/A	N/A	0.0992	N/A	N/A	N/A	N/A	0.0836	N/A	N/A
4	N/A	N/A	0.1012	N/A	N/A	N/A	N/A	0.0853	N/A	N/A
5	N/A	N/A	0.1032	N/A	N/A	N/A	N/A	0.0870	N/A	N/A
6	N/A	N/A	0.1053	N/A	N/A	N/A	N/A	0.0887	N/A	N/A
7	N/A	N/A	0.1074	N/A	N/A	N/A	N/A	0.0905	N/A	N/A
8	N/A	N/A	0.1095	N/A	N/A	N/A	N/A	0.0923	N/A	N/A
9	N/A	N/A	0.1117	N/A	N/A	N/A	N/A	0.0941	N/A	N/A
10	N/A	N/A	0.1139	N/A	N/A	N/A	N/A	0.0960	N/A	N/A
11	N/A	N/A	0.1162	N/A	N/A	N/A	N/A	0.0979	N/A	N/A
12	N/A	N/A	0.1185	N/A	N/A	N/A	N/A	0.0999	N/A	N/A
13	N/A	N/A	0.1209	N/A	N/A	N/A	N/A	0.1019	N/A	N/A
14	N/A	N/A	0.1233	N/A	N/A	N/A	N/A	0.1039	N/A	N/A
15	N/A	N/A	0.1258	N/A	N/A	N/A	N/A	0.1060	N/A	N/A
16	N/A	N/A	0.1283	N/A	N/A	N/A	N/A	0.1081	N/A	N/A
17	N/A	N/A	0.1309	N/A	N/A	N/A	N/A	0.1103	N/A	N/A
18	N/A	N/A	0.1335	N/A	N/A	N/A	N/A	0.1125	N/A	N/A
19	N/A	N/A	0.1362	N/A	N/A	N/A	N/A	0.1148	N/A	N/A
20	0.1349	0.1359	0.1389	0.1593	0.1607	0.1148	0.1152	0.1171	0.1259	0.1270
21	0.1366	0.1376	0.1406	0.1617	0.1631	0.1161	0.1165	0.1183	0.1272	0.1283
22	0.1384	0.1394	0.1424	0.1641	0.1655	0.1190	0.1198	0.1205	0.1289	0.1296
23	0.1402	0.1412	0.1442	0.1666	0.1680	0.1200	0.1210	0.1219	0.1307	0.1315
24	0.1420	0.1430	0.1460	0.1691	0.1705	0.1218	0.1228	0.1231	0.1330	0.1342
25	0.1438	0.1448	0.1478	0.1716	0.1731	0.1235	0.1245	0.1251	0.1336	0.1350
26	0.1456	0.1466	0.1496	0.1742	0.1757	0.1265	0.1275	0.1279	0.1389	0.1401
27	0.1495	0.1505	0.1535	0.1792	0.1832	0.1295	0.1305	0.1307	0.1407	0.1440
28	0.1549	0.1559	0.1589	0.1847	0.1877	0.1314	0.1324	0.1339	0.1454	0.1487
29	0.1583	0.1593	0.1623	0.1919	0.1934	0.1353	0.1363	0.1368	0.1498	0.1531
30	0.1644	0.1653	0.1672	0.1976	0.2015	0.1383	0.1388	0.1396	0.1550	0.1566
31	0.1717	0.1717	0.1723	0.2055	0.2108	0.1425	0.1435	0.1450	0.1604	0.1622
32	0.1760	0.1770	0.1780	0.2133	0.2173	0.1458	0.1474	0.1478	0.1649	0.1684
33	0.1800	0.1811	0.1841	0.2228	0.2268	0.1470	0.1480	0.1509	0.1709	0.1741
34	0.1892	0.1903	0.1906	0.2334	0.2354	0.1522	0.1532	0.1552	0.1754	0.1773
35	0.1957	0.1958	0.1971	0.2428	0.2439	0.1572	0.1588	0.1594	0.1800	0.1841
36	0.2058	0.2068	0.2074	0.2575	0.2608	0.1600	0.1612	0.1642	0.1874	0.1908
37	0.2169	0.2170	0.2171	0.2711	0.2733	0.1680	0.1690	0.1720	0.1974	0.1998
38	0.2241	0.2251	0.2281	0.2857	0.2878	0.1782	0.1786	0.1801	0.2071	0.2101
39	0.2362	0.2372	0.2407	0.3013	0.3047	0.1855	0.1861	0.1882	0.2190	0.2200
40	0.2468	0.2478	0.2523	0.3162	0.3203	0.1938	0.1943	0.1969	0.2236	0.2288
41	0.2606	0.2631	0.2658	0.3361	0.3414	0.2037	0.2041	0.2054	0.2388	0.2429
42	0.2722	0.2732	0.2762	0.3542	0.3604	0.2139	0.2149	0.2155	0.2521	0.2566

Monthly Expense Charges shown assume an Initial Face Amount less than $250,000. Higher Initial Face Amounts will result in lower Monthly Expense Charges per $1,000 of Initial Face Amount.

E-1

Issue	Male					Female
Age	EPNS	PNS	SNS	PS	SS	EPNS	PNS	SNS	PS	SS
43	0.2898	0.2902	0.2930	0.3734	0.3838	0.2246	0.2266	0.2274	0.2625	0.2692
44	0.3026	0.3036	0.3085	0.3945	0.4031	0.2352	0.2363	0.2386	0.2788	0.2827
45	0.3181	0.3201	0.3227	0.4123	0.4252	0.2426	0.2436	0.2484	0.2915	0.2991
46	0.3330	0.3364	0.3384	0.4368	0.4462	0.2545	0.2582	0.2591	0.3066	0.3110
47	0.3482	0.3492	0.3527	0.4601	0.4706	0.2687	0.2703	0.2716	0.3212	0.3271
48	0.3658	0.3658	0.3693	0.4839	0.4959	0.2824	0.2833	0.2863	0.3352	0.3446
49	0.3795	0.3830	0.3851	0.5046	0.5195	0.2925	0.2950	0.2986	0.3507	0.3588
50	0.3952	0.3952	0.3996	0.5294	0.5441	0.3035	0.3045	0.3096	0.3639	0.3751
51	0.4142	0.4165	0.4229	0.5523	0.5692	0.3145	0.3179	0.3214	0.3786	0.3899
52	0.4356	0.4364	0.4445	0.5781	0.5941	0.3279	0.3307	0.3350	0.3915	0.4040
53	0.4533	0.4535	0.4639	0.6071	0.6233	0.3406	0.3431	0.3451	0.4042	0.4187
54	0.4734	0.4744	0.4838	0.6294	0.6487	0.3553	0.3583	0.3630	0.4247	0.4365
55	0.4947	0.4965	0.5035	0.6533	0.6740	0.3624	0.3683	0.3723	0.4437	0.4611
56	0.5228	0.5266	0.5332	0.6877	0.7100	0.3724	0.3809	0.3847	0.4646	0.4833
57	0.5491	0.5554	0.5633	0.7224	0.7423	0.3824	0.3935	0.3971	0.4896	0.5092
58	0.5803	0.5835	0.5940	0.7552	0.7789	0.3924	0.4061	0.4095	0.5161	0.5355
59	0.6082	0.6121	0.6234	0.7940	0.8239	0.4024	0.4187	0.4219	0.5426	0.5682
60	0.6154	0.6176	0.6263	0.8634	0.9002	0.4125	0.4312	0.4342	0.5837	0.6143
61	0.6623	0.6647	0.6740	0.9207	0.9619	0.4365	0.4563	0.4595	0.6183	0.6550
62	0.7092	0.7118	0.7217	0.9879	1.0270	0.4557	0.4764	0.4797	0.6583	0.7032
63	0.7561	0.7589	0.7694	1.0627	1.1071	0.4711	0.4924	0.4959	0.7037	0.7517
64	0.8030	0.8060	0.8171	1.1400	1.1866	0.4834	0.5052	0.5088	0.7500	0.8028
65	0.8499	0.8530	0.8650	1.2165	1.2654	0.5325	0.5566	0.5605	0.7981	0.8604
66	0.9277	0.9309	0.9440	1.3318	1.3854	0.6026	0.6298	0.6343	0.8512	0.9152
67	1.0055	1.0088	1.0230	1.4396	1.4985	0.6727	0.7030	0.7081	0.9400	1.0017
68	1.0833	1.0867	1.1020	1.4541	1.5239	0.7428	0.7762	0.7819	1.0395	1.0996
69	1.1611	1.1646	1.1810	1.4688	1.5648	0.8129	0.8494	0.8557	1.1442	1.2033
70	1.2389	1.2426	1.2600	1.4946	1.5847	0.8829	0.9228	0.9293	1.2539	1.3184
71	1.2916	1.2979	1.3317	1.5253	1.6073	0.9607	1.0042	1.0113	1.3606	1.4368
72	1.3329	1.3419	1.3771	1.5647	1.6376	1.0385	1.0856	1.0933	1.4577	1.5425
73	1.3677	1.3770	1.4179	1.5718	1.6475	1.1163	1.1670	1.1753	1.4780	1.6057
74	1.3719	1.3882	1.4343	1.5906	1.6732	1.1941	1.2484	1.2573	1.5010	1.6221
75	1.3794	1.3981	1.4533	1.6092	1.7031	1.2721	1.3297	1.3391	1.5376	1.6399
76	N/A	1.4151	1.4837	1.6389	1.7445	N/A	1.3520	1.3908	1.5650	1.6563
77	N/A	1.4355	1.5178	1.6677	1.7875	N/A	1.3647	1.4085	1.5800	1.6826
78	N/A	1.4667	1.5339	1.7076	1.8461	N/A	1.3822	1.4397	1.5983	1.7111
79	N/A	1.5041	1.5530	1.7557	1.9124	N/A	1.4081	1.4753	1.6166	1.7479
80	N/A	1.5202	1.5758	1.8131	1.9876	N/A	1.4413	1.5183	1.6432	1.7870
81	N/A	1.5468	1.6121	1.8914	2.0847	N/A	1.4938	1.5370	1.6892	1.8435
82	N/A	1.5753	1.6589	1.9761	2.1959	N/A	1.5155	1.5607	1.7447	1.9161
83	N/A	1.6302	1.7241	2.0961	2.3517	N/A	1.5416	1.5935	1.8196	2.0319
84	N/A	1.7020	1.8072	2.2390	2.5432	N/A	1.5826	1.6483	1.9288	2.1972
85	N/A	1.7905	1.9110	2.4234	2.8067	N/A	1.6484	1.7330	2.0824	2.4345

Monthly Expense Charges shown assume an Initial Face Amount less than $250,000. Higher Initial Face Amounts will result in lower Monthly Expense Charges per $1,000 of Initial Face Amount.

E-2

APPENDIX F: Overloan Protection Rider

Male, Nonsmoker, Attained Age = 75, Option
A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise
	Crediting rate on unloaned
Form 8566(0108)	Accumulated Value	6%
	Loan Rate	5%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit
		1	75	101,536	100,275	1,261	106,613
Face Amount	$75,000	2	76	106,626	105,289	1,337	111,957
Accumulated Value	$100,000	3	77	111,970	110,553	1,417	117,569
GPT Corridor Factor	1.05	4	78	117,583	116,081	1,502	123,462
Death Benefit	$105,000	5	79	123,477	121,885	1,592	129,651
Outstanding Loan	$95,500	6	80	129,667	127,979	1,688	136,151
		7	81	136,167	134,378	1,789	142,976
Exercise Charge Percentage	3.31%	8	82	142,994	141,097	1,897	150,143
Exercise Charge	$3,310	9	83	150,162	148,152	2,010	157,670
		10	84	157,691	155,559	2,131	165,575
Policy Values after Overloan Protection Rider exercise:		11	85	165,596	163,337	2,259	173,876
Face Amount	$75,000	12	86	173,899	171,504	2,395	182,594
Accumulated Value	$96,690	13	87	182,618	180,079	2,538	191,749
GPT Corridor Factor	1.05	14	88	191,774	189,083	2,690	201,363
Death Benefit	$101,690	15	89	201,390	198,538	2,852	211,459
Outstanding Loan	$95,500	16	90	211,488	208,465	3,023	219,947
		17	91	222,092	218,888	3,204	228,755
		18	92	233,229	229,832	3,397	237,893
		19	93	244,924	241,324	3,600	247,373
		20	94	257,206	253,390	3,816	259,778

F-1

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is above. You may request a free copy of the Statement of Additional Information by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values (there is no charge for the initial Policy illustration).

The Statement of Additional Information is also available at National Life’s website at www.nationallifegroup.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act File No. 811-09044

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

INVESTOR SELECT VARIABLE UNIVERSAL LIFE INSURANCE POLICY

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Investor Select Variable Universal Life Insurance Policy (“Policy”) offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2017 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life’s website at http://www.nationallifegroup.com, or by accessing the SEC’s website at http://www.sec.gov. Definitions of terms used in the current prospectus for the Policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Policy.

Dated May 1, 2017

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NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company (“National Life,” “we,” “our,” or “us”) is the insurance company that issues the Policy. National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. As discussed below, National Life has entered into a keep well agreement and a pledge and security agreement with NLV Financial, each dated January 1, 1999, under which NLV Financial agrees to maintain National Life’s capital at a certain level and to pledge its assets to secure its obligations under the keep well agreement. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial. Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets. As of December 30, 2016, National Life’s total adjusted capital of $2,124,098,434 exceeded the authorized control level set forth in the keep well agreement. The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law. In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement. If National Life receives a “Perfection Notice” from the Commissioner of the Vermont Department of Financial Regulation, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

National Life acts as custodian for the National Variable Life Insurance Account. Additional protection for the assets of the National Variable Life Insurance Account is provided by a blanket fidelity bond issued by St. Paul Fire & Marine Insurance Company providing coverage of $30,000,000 in the aggregate and $15,000,000 per occurrence (subject to a $250,000 deductible) for all officers and employees of National Life.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

The Separate Account was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC.

The independent registered public accounting firm for the Separate Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Separate Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Separate Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

Term Policy Conversions. We offer a one time credit on conversions of eligible National Life term insurance policies to an Investor Select Policy. If the term policy being converted has been in force for at least twelve months and less than 10 years, the amount of the credit is 12% of a target amount used to determine commission payments. If the term policy being converted has been in force for less than twelve months, the credit will be prorated based on the number of months the term policy has been outstanding at the time of conversion. For graded renewable term (“GRT”) term policies, the credit will be 18% of the target amount used to determine commission payments if the GRT term policy has been in force for at least two years but not more than five years. For GRT term

3

policies in force for less than two years, the credit is 0.5% per month for each month in the first year, and 1.0% per month for each month in the second year. For GRT policies in force more than five years, the credit decreases from 18% by 0.5% for each month beyond five years, until it becomes zero at the end of year eight.

The amount of the credit will be added to the initial premium payment, if any, you pay and will be treated as part of the Initial Premium for the Policy. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Load. If you surrender your Policy, we will not recapture the credit. We will not include the amount of the credit for purposes of calculating agent compensation for the sale of the Policy.

Credit to Home Office Employees. We also offer a one time credit to Home Office employees, including employees located on another campus, who purchase an Investor Select Policy, as both Owner and Insured. This one time credit is calculated differently from the credit described above; in particular, the amount of the credit will be 50% of the target premium used in the calculation of commissions on the Policy. Otherwise, the credit will be treated in the same manner as the credit described above.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisors or distributors or an affiliate of such persons pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services. Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributors pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services. The amount of this compensation with respect to the Policy during 2016, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:

Portfolios of th	% of Assets		Revenues Received By National Life During 2016
The Alger Portfolios	0.10%		258.84
AB Variable Product Series Fund, Inc.	0.10	%(1)	0
American Century Variable Portfolios, Inc.	0.25	%(2)	427.28
Deutsche Investment VIT Funds	0.10	%(3)	858.53
Fidelity® Variable Insurance Products Fund	0.10	%(4)	1,186.84
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	408.49
Invesco	0.25%		2,475.48
Neuberger Berman Advisers Management Trust	0.15	%(6)	222.55
Oppenheimer Variable Account Funds	0.25%		182.02
T. Rowe Price Equity Series, Inc.	0.25	%(7)	970.91
VanEck VIP Trust	0.20%		794.68

Note: Revenues received by National Life in 2016, include revenues received in 2016 for services rendered in 2015.

(1) 0.05% with respect to the Small/Mid Cap Value Portfolio.

(2) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(3) 0.10% with respect to the Deutsche Small Mid Cap Value VIP.

(4) 0.05% with respect to the Index 500 Portfolio.

(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.

(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

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DISTRIBUTION OF THE POLICIES

Equity Services, Inc. (“ESI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies. In addition, to promote sales of the Policies and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including: (1) contributing to educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans; and/or (6) health and welfare benefit programs.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Separate Account. However, commissions and other incentives or payments are reflected in the fees and charges you pay directly or indirectly.

ESI received sales commissions with respect to the Policies in the following amounts during the periods indicated.

Fiscal Year	Aggregate Amount of Commissions Paid to ESI	Aggregate Amount of Commissions Retained by ESI as Principal Underwriter
2014	$117,269	$0
2015	$166,586	$0
2016	$130,663	$0

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS

The participation agreements under which the mutual fund portfolios sell their shares to subaccounts of the Separate Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a mutual fund terminate, the subaccounts that invest in that mutual fund’s portfolio may not be able to purchase additional shares of such portfolio. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in portfolios of such mutual fund.

Additionally, in certain circumstances, it is possible that a mutual fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the mutual fund and us has not been terminated. Should a mutual fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that mutual fund’s portfolio.

The portfolios are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (“Code”). As a result, there is a possibility that a material conflict may arise as a result of such “mixed and shared” investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Separate Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the portfolios.

5

In the event of a material conflict, we will take any necessary steps, including removing the Separate Account from that portfolio, to resolve the matter. The Board of Directors or Trustees of the mutual funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual portfolio prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured’s health and other mortality risk factors before issuing a Policy. This process is often referred to as “underwriting”. We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place a proposed Insured into one of the following Rate Classes:

•	elite preferred nonsmoker,
•	preferred nonsmoker,
•	standard nonsmoker,
•	preferred smoker,
•	standard smoker; and
•	substandard.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates as well as the Monthly Expense Charge rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

•	the Insured’s Attained Age,
•	the Insured’s sex,
•	the Insured’s Rate Class, and
•	the 2001Commissioners Standard Ordinary (M/F) Smoker/Nonsmoker U ANB Mortality Tables.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 2001 Commissioners Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables, which are gender blended tables.

From time to time, we may also offer promotional programs under which a proposed Insured may apply for a Policy subject to minimal underwriting subject to certain restrictions (e.g., if the proposed Insured has purchased a fully underwritten life insurance policy at Preferred or Standard rates from a company on our approved list (a) within the past three years or (b) within the past five years and had a full physical exam in the last 24 months).

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

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We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for ten years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section of the prospectus.

OTHER POLICY PROVISIONS

New York Policies - Reduced Paid—Up Benefit

Prior to maturity, Owners of Policies issued in New York may elect to continue the Policy in force as paid-up General Account life insurance coverage. All or a portion of the Cash Surrender Value of the Policy will be applied to paid-up life insurance coverage. We will pay in one lump sum any amount of the Cash Surrender Value which you do not apply toward paid-up life insurance coverage. You may thereafter surrender any paid-up General Account life insurance at any time for its value.

The Policy

The Policy and the application are the entire contract. Only statements made in the application can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life’s duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Change of Owner and Beneficiary

As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insured is living when we receive the request. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

Split Dollar Arrangements

You may enter into a Split Dollar Arrangement among the Owners or other persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless it is in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

The Internal Revenue Service (“IRS”) has issued guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

Assignments

You may assign any and all your rights under the Policy. We are not bound by an assignment unless it is in writing and we receive it at our Home Office. We assume no responsibility for determining whether an assignment is valid, or the extent of the assignee’s interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences. If the assignee acquires a right to proceeds, they will be paid in one sum even though a Payment Option may be in effect at the time the assignment was signed.

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Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the cost of insurance charges previously made for such increase (unless otherwise required by state law).

Arbitration

Except where otherwise required by state law, as in New York, the Policy provides that any controversy under the Policy shall be settled by arbitration in the state of residence of the Owner, in accordance with the rules of the American Arbitration Association or any similar rules to which the parties agree. Any award rendered through arbitration will be final on all parties, and the award may be enforced in court.

The purpose of the arbitration is to provide an alternative dispute resolution mechanism for investors that may be more efficient and less costly than court litigation. You should be aware, however, that arbitration is, as noted above, final and binding on all parties, and that the right to seek remedies in court is waived, including the right to jury trial. Pre-arbitration discovery is generally more limited than and different from court discovery procedures, and the arbitrator’s award is not required to include factual findings or legal reasoning. Any party’s right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

Dividends

The Policy is non-participating.

Correspondence

All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

Settlement Options

In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit and the Cash Surrender Value under any one of the fixed-benefit Settlement Options provided in the Policy. (Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the Settlement Options.) The options are described below.

Payment of Interest Only. We will pay interest at a rate of 1.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee’s death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 1.5% per annum, for the number of years you select.

Payments for Life. We will make equal monthly payments, based on an interest rate of 1.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. You may elect guaranteed payment periods for 0, 5, or 10 years, or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 1.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

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Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 1.5% per year, while two chosen persons are both living. Upon the death of either, two-thirds of the amount of those payments will continue to be made during the life of the survivor. We may require proof of the ages of the chosen persons.

50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 1.5% per year, during the lifetime of the chosen primary person. Upon the death of the chosen primary person, 50% of the amount of those payments will continue to be made during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

AUTOMATED FUND TRANSFER FEATURES

Dollar Cost Averaging

You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office in good order.

If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the subaccount or subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that is 20 days after issue. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office in good order. You may not use the dollar cost averaging feature to transfer Accumulated Value to the General Account.

Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of subaccount units is high. The periodic investment of the same amount will result in higher numbers of subaccount units being purchased when unit prices are lower, and lower numbers of subaccount units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

We may discontinue Dollar Cost Averaging at any time upon 60 days prior notice to all Owners then utilizing the feature. You may not elect Dollar Cost Averaging if you have elected Portfolio Rebalancing.

Portfolio Rebalancing

You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it to our Home Office.

In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date six months after the Date of Issue, and then on each Monthly Policy Date six months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office in good order, and subsequent rebalancing transfers will occur every six months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us (in good order) at our Home Office.

If you change your Policy’s premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Portfolio Rebalancing will result in periodic transfers out of subaccounts that have had relatively favorable investment performance in relation to the other subaccounts to which a Policy allocates premiums, and into subaccounts which have had relatively unfavorable investment performance in relation to the other subaccounts to which the Policy allocates premiums. Portfolio Rebalancing does not guarantee a profit or protect against a loss.

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We may discontinue Portfolio Rebalancing at any time upon 60 days prior notice to all Owners then utilizing the feature. You may not elect Portfolio Rebalancing if you have elected Dollar Cost Averaging.

OPTIONAL BENEFITS

You may include additional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy riders, in your Policy at your option. Election of any of these optional benefits involves an additional cost.

These costs are set forth in the “Fee Table” section of the prospectus. Some information with respect to many of the available riders is included in the prospectus for your Policy. We provide additional information about optional benefits below. Note, not all riders are available in every state, and some terms may vary by state. We may discontinue the availability of optional benefits and/or amend their terms at any time.

Waiver of Monthly Deductions

If you elect the waiver of monthly deductions rider, we will waive Monthly Deductions against the Policy if the Insured becomes totally disabled before age 65 and for at least 120 consecutive days. In Pennsylvania, the 120 days of disability need not be consecutive, but must occur within a period of 240 consecutive days. If total disability occurs after age 60 and before age 65, then we will waive Monthly Deductions only until the Insured reaches Attained Age 65, or for a period of two years, if longer. The monthly cost of this rider while it is in force is based on attained age and sex-distinct rates (except for Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, where the cost of this rider will not vary by sex) multiplied by the Monthly Deduction on the Policy. We will add this cost to the Monthly Deduction on the Policy.

Please note that you may wish to continue to make premium payments while the Monthly Deductions are being waived under this rider in order to maintain the growth of the Policy’s Accumulated Value.

Accidental Death Benefit

The accidental death benefit rider provides for an additional Death Benefit in the event that the Insured dies in an accident. If you elect this rider, we will add the monthly cost of this rider, which varies based on attained age and sex (except for Policies issued in states which require “unisex” policies), to the Monthly Deduction on the Policy.

Guaranteed Insurability Option

This rider permits you at certain ages or upon certain life events to increase the Face Amount of the Policy, within certain limits, without being required to submit satisfactory proof of insurability at the time of the request for the increase. We will add the monthly cost of this rider, which is based on the Insured’s age and sex (except for Policies issued in states which require “unisex” policies) at the time of purchase of the rider, to the Monthly Deduction on the Policy.

Accelerated Care

This rider is not available under Policies issued on and after September 19, 2011.

We offer an accelerated care rider under which we will make periodic partial prepayments to you of all or a portion of your Death Benefit if the Insured becomes “chronically ill”. The Insured is deemed “chronically ill” if he or she:

• is unable to perform, without substantial assistance, at least two activities of daily living for at least 90 consecutive days due to a loss of functional capacity; or

• requires substantial supervision by another person to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The accelerated care rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

• we receive proof satisfactory to us that the Insured is chronically ill,

• we receive a plan of care to address the Insured’s chronic illness, and

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• 60 days have elapsed since the Insured began receiving “qualified long-term care services,” as defined in the rider (we refer to this 60-day period as the “elimination period”).

The 60 days need not be consecutive, but must occur within a period of 180 days. We will not pay for expenses incurred during the elimination period. We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services. In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

The benefit date is the first day on which the Insured incurs expenses for qualifying long-term care services, as defined in the rider.

If your Policy’s Death Benefit option is Option B on the final day of the elimination period, we automatically will change the Death Benefit option to Option A on the benefit date. At that time, we also will increase the Face Amount of your Policy by an amount equal to your Policy’s Accumulated Value. The Death Benefit option may not be changed while accelerated care benefit payments remain payable.

On the final day of the elimination period, we will automatically transfer all Accumulated Value held in the subaccounts of the Separate Account to the General Account. We will withhold any applicable redemption fees charged by the underlying portfolios. While Accelerated Care Benefits remain payable, the owner will not be permitted to allocate premiums or transfer Accumulated Value to the Separate Account. The owner may once again allocate premiums or transfer Accumulated Value to the Separate Account following 180 consecutive days during which Qualified Long Term Care Services are not receive by the Insured.

The accelerated care benefit amount we will pay in any month will not exceed the lesser of (i) the actual expenses incurred by the Insured for qualified long-term care services, as defined in the rider, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payee) and other government programs, excluding Medicaid, and (ii) the monthly benefit limits. When you apply for the rider, you select from one of two options we use to determine the monthly benefit limits. Once you select an option, you cannot change it. The options are:

	Percentage Limit
Covered Service	Option 1	Option 2
Nursing Home Care	1.0%	2.0%
Home Health Care	1.0%	2.0%
Adult Day Care	0.5%	1.0%

The monthly benefit limit for a particular type of care equals the Death Benefit of the Policy at the benefit date multiplied by the percentage limits based on the option selected. If an Insured should incur more than one type of care in a given month, we will pay expenses incurred for all qualified long-term care services during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the monthly benefit limit for each type of care for partial months of eligibility.

If the Owner exercises any right under the Policy which changes the Death Benefit of the Policy, the monthly benefit limits will be adjusted accordingly in proportion to the change in the Death Benefit.

When we make an accelerated care benefit payment, we will also calculate a monthly benefit ratio. We describe this ratio in your Policy and use the monthly benefit ratio to determine how each accelerated care benefit payment we make affects your Policy’s values.

Each time we make an accelerated care benefit payment, we will:

A.	reduce your remaining benefit amount (this amount is initially the Death Benefit at the benefit date) by the amount of each accelerated care benefit payment;

B.	reduce your Policy’s Face Amount (including any increase segments), Accumulated Value, and any Surrender Charges in effect on the your Policy immediately following any accelerated care benefit payment to their respective values immediately preceding that payment times the monthly benefit ratio associated with that payment;

C.	reduce your Policy’s Death Benefit to reflect reductions in your Policy’s Face Amount and Accumulated Value; and

D.	reduce your Minimum Monthly Premium to reflect the reduction in your Policy’s Face Amount.

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Each accelerated care benefit payment will be applied to pay a pro-rata portion of any debt owed to us on the Policy. When the Policy Death Benefit is reduced to zero, payments under this rider will cease.

We will offer an optional inflation protection feature with this rider. This feature will increase the amount available for acceleration without increasing the Policy’s Death Benefit. As a result, accelerated care riders sold with this feature will accelerate the Death Benefit faster than those sold without it.

We will waive all Monthly Deductions for your Policy and all riders attached to your Policy while accelerated care benefits are being paid under this rider. All other charges under your Policy will continue to apply

Charges. We will assess a monthly charge for the accelerated care rider, which will include an amount per $1,000 of Net Amount at Risk, and an amount per dollar of Monthly Deduction. We will add this charge to your Monthly Deduction. The rider charge varies based on the issue age and gender of the Insured, duration of the Policy and the benefit options selected. Once we pay benefits under the accelerated care rider, we waive this charge until the Insured is no longer eligible to receive benefits. If you elect the accelerated care rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges. See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences. The accelerated care rider has been designed to meet federal tax requirements that should generally allow accelerated care benefit payments to be excluded from gross income. You should consult a tax adviser before adding this rider to your Policy or requesting benefits under this rider.

Availability. The accelerated care rider is available only at issue and is subject to full medical underwriting. This rider will not be available in qualified plans. The accelerated care rider will not be available for Policies with Face Amounts in excess of $1,000,000. The accelerated care rider will terminate if the base Policy terminates, or if you choose to terminate the rider.

In general, we will not issue the accelerated care rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The accelerated care rider provides for certain exclusions from coverage. Please see your rider for more details.

Chronic Care Protection

This rider is not available under Policies issued on and after September 19, 2011.

We also offer an optional chronic care protection rider, which provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy has been accelerated. The chronic care protection rider may not cover all of the long-term expenses the Insured incurs during the period of coverage.

While your Policy is in force, we will begin to pay benefits under this rider provided:

A.	we receive proof satisfactory to us that the Insured is chronically ill,
B.	we receive a plan of care to address the Insured’s chronic illness, and
C.	we have accelerated the entire Death Benefit of the Policy under the accelerated care rider.

We will continue to pay benefits under this rider only if you continue to submit documentation of continuing unreimbursed expenses within 90 days after the end of each month during which the Insured receives such services.

In addition, we will require, no more than once every 90 days while benefits are being paid, a certification from the Insured’s care coordinator that the Insured remains chronically ill.

Because chronic care protection benefits represent an extension of benefits beginning after the benefit amount under the accelerated care rider have been exhausted, payment of chronic care protection benefits will not affect your Policy’s values.

The chronic care protection benefit amount that we will pay in any month may not exceed the lesser of the actual expenses incurred by the Insured for qualified long-term care services, minus any deductible or coinsurance amounts and any reimbursement from Medicare (except as a secondary payor) and other government programs, excluding Medicaid, and (ii) the monthly benefit limit. When you apply for this rider, you select one of the three benefit options we offer. We use these benefit options to determine monthly benefit

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limits and benefit periods. Once you select a benefit option, you cannot change it. We reserve the right to limit the availability of the benefit options based on the benefit option you selected for the accelerated care rider.

	Percentage Limit
Covered Service	Option 1	Option 2	Option 3
Nursing Home Care	1.0%	2.0%	2.0%
Home Health Care	1.0%	2.0%	2.0%
Adult Day Care	0.5%	1.0%	1.0%

Option	Benefit Period
Option 1	Until the death or recovery of the Insured.
Option 2	Until the death or recovery of the Insured.
Option 3	Until an amount equal to the inflation adjusted rider Face Amount has been paid under the rider.

The monthly benefit limit for a particular type of care is equal to the chronic care protection rider Face Amount multiplied by the percentage limit for the option selected. If an Insured should incur costs for more than one type of care in a given month, we will pay benefits for all covered costs incurred during that month up to the greatest monthly benefit limit applicable to one type of care received. We will prorate the maximum monthly benefit for each type of care for partial months of eligibility.

This rider includes an optional nonforfeiture provision that provides nonforfeiture benefits for any Insured whose coverage under this rider lapses after three years. Electing optional nonforfeiture benefits may have tax consequences. You should consult a tax advisor before electing the optional nonforfeiture provision.

An optional inflation protection feature will be available with this rider. This feature will increase the maximum monthly benefit at an annual effective rate of 5% for the number of whole Policy Years that have elapsed since the effective date of the rider.

Charge. We will assess a monthly charge per $1,000 of Face Amount for the chronic care protection rider. We will add this charge to your Monthly Deduction. The chronic care protection rider charge varies based on the issue age and gender of the Insured, and the benefit options selected. If you elect the chronic care protection rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges. See “Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders” in the prospectus under “Federal Income Tax Consequences.”

Tax Consequences. The chronic care protection rider has been designed to meet the federal tax requirements that should generally allow the payment of benefits to be excluded from gross income. In certain states, we may also offer a chronic care protection non-qualifying long-term care rider. The tax consequences associated with benefit payments from this rider are, however, unclear, and a tax advisor should be consulted. You should also consult a tax adviser before adding it to your Policy.

Availability. The chronic care protection rider is available only at issue and is subject to full medical underwriting. You may only elect this rider if you have also elected the accelerated care rider. The chronic care protection rider will not be available in qualified plans. This rider will terminate if the base Policy terminates, if the accelerated care rider terminates (not including when you have received the full benefit under that rider), or if you choose to terminate the rider.

In general, we will not issue the rider on a Policy with substandard ratings. However, the rider can be added to a Policy with a substandard rating at our discretion if the Insured meets the standard underwriting requirements for long-term care risk.

The chronic care protection rider provides for certain exclusions from coverage. Please see your rider for more details.

Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders

We believe that benefits payable under the accelerated care rider and the chronic care protection rider should generally be excludable from gross income under the Code. The exclusion of these benefit payments from taxable income, however, is contingent on the rider meeting specific requirements under the Code. While guidance is limited, we believe that the accelerated care rider should each satisfy these requirements. The tax treatment of benefits payable under the chronic care protection rider are less clear if you elect the optional nonforfeiture provision. Moreover, the tax qualification consequences of continuing the Policy after a distribution is made under the accelerated care rider and the chronic care protection rider are unclear. You should consult a tax advisor about those consequences.

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In certain states, however, we may also offer long term care riders that do not satisfy the requirements of the Code to be treated as qualified long-term care (“nonqualifying long-term care riders.”) Because the federal tax consequences associated with benefits paid under nonqualifying long-term care riders are unclear, you should consult a tax adviser regarding the tax implications of adding nonqualifying long-term care riders to your Policy. We will advise you whether we intend for your rider to be nonqualifying.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Accumulated Value to pay charges for the chronic care protection rider, or any nonqualifying long-term care rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. The tax treatment associated with the Monthly Deduction attributable to the cost of the accelerated care rider is unclear. You should consult a tax adviser regarding the treatment of these payments.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  Accelerated Death Benefits paid under this rider are discounted.  The following factors may be used in the determination of the accelerated Death Benefit: Cash Surrender Value of the Policy, future premiums that may be paid under the Policy, any administrative fee assessed, mortality expectations, and the accelerated benefit interest rate in effect.  This rider is not available in all states and its terms may vary by state.  There is no cost for this rider.  It can be included in a Policy at issue, or it can be added after issue.  The maximum amount payable under both Terminal and Chronic riders for any individual Insured will be set by the company, such limit will not be less than $500,000.  Although it is not guaranteed, we currently permit benefit payments up to $1,500,000.  An Insured who has a chronic illness, as defined in the rider, may not receive benefits under the rider until a period of time not to exceed five years after the rider’s issue has passed.  Although this is not guaranteed, we currently require that this waiting period be only two years.

This rider has been designed to meet the federal tax requirements that will generally allow accelerated benefits to be excluded from gross income.  You should consult a tax advisor regarding the consequences of accelerating the Death Benefit under this rider because guidance with respect to such federal tax requirements is limited.

Overloan Protection Rider

The overloan protection rider is summarized in the prospectus for this Policy. Additional information with respect to this rider is provided below.

Calculation of Cost. There is a one-time exercise charge for this rider. The exercise charge will be equal to the product of the exercise charge percentage shown on the overloan protection rider data page for the Attained Age of the Insured at the time of exercise multiplied by the Accumulated Value of the Policy. The exercise charge will be deducted from the General Account of the Policy.

Effect of Increases or Decreases. If you increase the Face Amount of a Policy with the overloan protection rider, the rider’s protection will extend to the increase. If you decrease the Face Amount, the rider’s protection will apply to the reduced amount.

Tax Consequences. The tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. See “Federal Tax Considerations — Tax Treatment of Policy Benefits — Overloan Protection Rider” in the prospectus for this Policy.

Balance Sheet Benefit Rider

This rider will waive a percentage of the Policy’s Surrender Charges. The percentage is elected at the time the rider is issued and cannot be subsequently changed. This rider can be used to increase the Cash Surrender Value of the Policy during periods when Surrender Charges apply. This can be useful when the Policy will be used as collateral for a loan or if the policyowner is concerned about the impact of purchasing the Policy on their balance sheet. While this rider could be used to completely eliminate the Surrender Charges, there is a monthly cost for the rider which will reduce the Policy’s Accumulated Value and long term Cash Surrender Value relative to a similar Policy without the rider. Thus, careful consideration should be given before electing this rider.

Charge. We will assess a monthly charge as a rate per $1,000 of Policy Face Amount for the balance sheet benefit rider. A separate charge will apply to the Initial Face Amount and any Increase in Face Amount. The charge for each Face Amount Segment will apply for 10 years following the Issue Date of each individual Face Amount segment. The rider charge will not be reduced following a reduction in Face Amount. The applicable rate varies based on the issue age, sex (except for Policies issued in states that require “unisex” policies), and Rate Class of the Insured, and the benefit level elected. We will add this charge to your Monthly Deduction. If you elect the balance sheet benefit rider, you will be deemed to have received a distribution for tax purposes each time we make a

14

deduction from your Policy’s Accumulated Value to pay the rider charges. You should consult a tax adviser with respect to these charges.

Children’s Term Rider

The children’s term rider provides term insurance for the Face Amount of the rider on all of the Insured’s Dependent Children. Dependent Child means:

1.	any child, stepchild, or legally adopted child of the Insured named on the application, who on the date of the application was unmarried and had not reached their 17th birthday, except that any child less than 15 days old on the date of the application will become a Dependent Child on the 15th day after birth;
2.	any child born to the Insured after the date of the application on the 15th day after birth; and
3.	any child between the ages of 15 days and 17 years who becomes a stepchild or legally adopted child of the Insured after the date of the application.

Coverage on the life of each Dependent Child may be exchanged for an individual whole life policy with the same Face Amount as the rider without providing evidence of insurability. The maximum Face Amount of the new policy will be two times the Face Amount of the rider if the exchange occurs: 1) within 31 days of the Insured’s death, 2) within 31 days of the Dependent Child’s marriage, or 3) within 31 days of the anniversary following the Dependent Childs’ 23rd birthday. The Issue Date of the new policy will be the date of exchange.

Coverage on any Dependent Child will end on the earliest of the Policy Anniversary following the child’s 23rd birthday, the date the child’s coverage is converted, or the termination date of the rider.

Charge. We will assess a monthly charge of $0.4625 per $1,000 of Face Amount for the children’s term rider while the rider is in force regardless of the number of children covered. We will add this charge to your Monthly Deduction.

To ensure that charges for this rider are not collected after its termination, you should notify us when the youngest Dependent Child reaches their 23rd birthday. If we deduct monthly deductions for this rider for any period after its termination, our only liability will be to refund that amount to you with interest.

Other Insured Rider

The other insured rider can be used to provide annual renewable term insurance on up to five Other Insureds. The Other Insured(s) must have one of the following relationships to the Insured under the Policy: self, spouse, child, or business partner.

Coverage under this rider may be exchanged for an individual insurance policy (other than term insurance) with the same Face Amount as the rider on the life of each Other Insured without evidence of insurability within 31 days from the death of the Insured or at any time while the Insured is living and prior to the termination of the rider. The Issue Date of the new policy will be the date of the exchange and the new policy will be issued based on the Other Insured’s attained age on the exchange date and in the same rate class as this rider.

Coverage on each Other Insured will end on earliest of the Policy Anniversary that such Other Insured reaches Attained Age 100, the date such Other Insured’s coverage is exchanged, or the termination date of this rider (i.e., on the death of the insured under the base policy; on the termination of the base policy due to lapse or surrender; or by written request of the owner).

The death benefit provided by the other insured rider may be accelerated based on the terminal illness or covered chronic illness of the Other Insured according to the terms of any accelerated benefit riders attached to the Policy.

Charge. We will assess a monthly charge as a rate per $1,000 of rider Face Amount for each Other Insured. The applicable rate varies based on the Issue Age, sex (except for Policies issued in states that require “unisex” policies), and Rate Class of each Other Insured. We will add this charge to your Monthly Deduction. If you elect the other insured rider, you will be deemed to have received a distribution for tax purposes each time we make a deduction from your Policy’s Accumulated Value to pay the rider charges associated with any Other Insured with a relationship of business partner at the time the rider is issued. You should consult a tax adviser with respect to these charges.

15

Qualified Plan Exchange Privilege Rider

The qualified plan exchange privilege rider permits the Insured under a Policy owned by a Qualified Pension Plan (Qualified Pension and Profit Sharing Plans that have met all the requirements under Code Section 401) to purchase a new life insurance policy without providing evidence of insurability, subject to the terms of the rider, when the original Policy is surrendered by the Plan.

The exchange privilege is subject to the following conditions:

1.	The Policy to which the rider is attached must be in force.
2.	The Policy must be owned by a Qualified Pension Plan.
3.	The new policy shall be on a form in use by us on the date of exchange.
4.	The face amount of the new policy may not exceed the lesser of $2,000,000 or the face amount of the original Policy less the original Policy’s cash value on the date of exchange.
5.	The new policy will be issued on the basis of the insured’s attained age on the exchange date.
6.	The new policy will be issued in the same rate class as the original Policy.
7.	No evidence of insurability will be required.
8.	The original Policy must be surrendered.
9.	The issue date of the new policy will be the exchange date.

Charge. There is no Monthly Deduction associated with the qualified plan exchange privilege rider.

Waiver of Specified Premium Rider

If you elect the waiver of specified premium rider, we will pay the specified waiver benefit as a premium into the Policy on a monthly basis if the Insured becomes totally disabled before age 65 and for at least 180 days. If total disability occurs after age 60 and before age 65, then we will make these payments only until the Insured reaches Attained Age 65, or for a period of two years, if longer. If total disability occurs prior to age 60, we will make these payments for the duration of the disability. Please note that the monthly waiver benefit may not be sufficient to keep the Policy in force.

Charge. We will assess a monthly charge for this rider equal to the applicable rate times the monthly waiver benefit while the rider is in force. The applicable rate will be determined based on the age and sex (except for Policies issued in states that require “unisex” policies) of the Insured when the rider is issued. We will add this charge to your Monthly Deduction.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans, including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

For employee benefit plan Policies, the maximum cost of insurance rates used to determine the monthly Cost of Insurance Charge are based on the 2001 Commissioners’ Standard Ordinary (80) Smoker/Nonsmoker U ANB Mortality Tables. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Rate Class.

Illustrations reflecting the premiums and charges for employee benefit plan Policies will be provided upon request to purchasers of such Policies.

There is no provision for misstatement of sex in the employee benefit plan Policies. (See “Misstatement of Age and Sex,” in the prospectus.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See “Settlement Options,” above.)

If a Policy is purchased in connection with a plan sponsored by an employer, all rights under the Policy rest with the Policy Owner, which may be the employer or other obligor under the plan. Benefits available to participants under the plan will be governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Policy may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS

If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal and state income and estate tax consequences could differ. A tax adviser should be consulted with respect to such consequences. Policies owned under these types of plans may also be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.

16

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.

The current cost of insurance for the Net Amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually.

If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the Death Benefit over the Accumulated Value is not taxable. However, the Accumulated Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus, other than Policies issued in states which require “unisex” policies (currently Montana) and employee benefit plan Policies (see “Policies Issued in Conjunction with Employee Benefit Plans,” above) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an employee benefit plan Policy is appropriate.

POLICY REPORTS

Once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

•	the Face Amount;
•	the current Death Benefit;
•	any Policy loans and accrued interest;
•	the current Accumulated Value;
•	the non-loaned Accumulated Value in the General Account;
•	the amount held as Collateral in the General Account;
•	the value in each subaccount of the Separate Account;
•	premiums paid since the last report;
•	charges deducted since the last report;
•	any Withdrawals since the last report; and
•	the current Cash Surrender Value.

In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Separate Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

We will send you semi-annually a report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life’s right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Lisa Muller, Senior Counsel of National Life.

17

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2016 and 2015, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2016; the statements of net assets and the related statements of operations and of changes in net assets of each of the subaccounts constituting the National Variable Life Insurance Account at December 31, 2016 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended; and the consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows of NLV Financial Corporation and its subsidiaries at December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016, included in this Statement of Additional Information, which is part of the registration statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, of 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, given on the authority of such firm as experts in accounting and auditing.

18

FINANCIAL STATEMENTS

The financial statements of National Life, the Separate Account and NLV Financial appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to guarantee the payment of certain benefits under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these benefits, such amounts will come from General Account assets. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement

F-000

National Life Insurance Company

Financial Statements and Supplemental
Schedules – Statutory-Basis

As of and for the Years Ended
December 31, 2016 and 2015

National Life Insurance Company

Financial Statements

Statutory-Basis

As of and for the Years ended December 31, 2016 and 2015

Report of Independent Auditors

To the Board of Directors of

National Life Insurance Company:

We have audited the accompanying statutory financial statements of National Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2016 and 2015, and the related statutory statements of operations and changes in capital and surplus, and of cash flow for each of the three years ended December 31, 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the each of the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation described in Note A.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Schedule of Selected Statutory-Basis Financial Data, Investment Risks Interrogatories and Summary Investment Schedule (collectively, the “supplemental schedules”) of the Company as of December 31, 2016 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2017

National Life Insurance Company

Balance Sheets - Statutory-Basis

	December 31,
	2016	2015
	(In Thousands)
Admitted Assets
Cash and invested assets:
Bonds	$5,285,283	$5,260,983
Preferred stocks	11,000	10,000
Common stocks	1,062,225	836,249
Mortgage loans	556,144	551,902
Real estate	63,822	80,297
Policy loans	526,657	533,875
Cash and short-term investments	94,534	125,424
Derivatives	51,669	19,819
Surplus notes	94,291	94,467
Other invested assets	176,410	280,387
Total cash and invested assets	7,922,035	7,793,403

Deferred and uncollected premiums	43,866	41,030
Accrued investment income	73,778	74,016
Federal income taxes recoverable	-	32,498
Net deferred tax asset	137,308	131,238
Receivables from affiliates	32,957	18,910
Notes receivable	33,623	33,623
Other admitted assets	293,316	303,300
Separate account assets	740,004	720,710

Total admitted assets	$9,276,887	$9,148,728

The accompanying notes are an integral part of these financial statements.

3

National Life Insurance Company

Balance Sheets - Statutory-Basis (continued)

	December 31,
	2016	2015
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,773,058	$2,649,606
Accident and health reserves, net of reinsurance	490,835	505,560
Liability for deposit-type contracts	186,225	162,665
Unpaid policy and contract claims	17,635	11,727
Policyholders' dividends	15,243	14,977
Other policy and contract liabilities	1,363	1,047
Total policy and contract liabilities	3,484,359	3,345,582

Funds held under coinsurance	2,812,983	2,941,283
Employee and agent benefits	74,879	76,659
Minimum pension benefit obligation	25,895	29,594
Interest maintenance reserve	29,497	30,202
Asset valuation reserve	75,609	78,771
Payable to affiliates	42	25,289
Derivatives	16,302	3,785
Other liabilities	98,994	124,935
Separate account liabilities	733,099	714,621
Total liabilities	7,351,659	7,370,721

Capital and surplus:
Surplus notes	190,330	190,330
Common stock, $1 par value:
Authorized - 2.5 million shares
Issued and outstanding - 2.5 million shares	2,500	2,500
Additional paid-in surplus	351,092	351,092
Special surplus funds	7,594	6,763
Unassigned surplus	1,373,712	1,227,322
Total capital and surplus	1,925,228	1,778,007

Total liabilities and capital and surplus	$9,276,887	$9,148,728

The accompanying notes are an integral part of these financial statements.

4

National Life Insurance Company

Statements of Operations - Statutory-Basis

	Year ended December 31,
	2016	2015	2014
	(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$331,101	$(2,918,970)	$411,817
Considerations for supplementary contracts with life contingencies	971	1,024	1,632
Net investment income	328,318	326,613	395,164
Amortization of interest maintenance reserve	3,503	5,961	5,087
Other income	29,219	74,752	24,802
Total premiums and other revenue	693,112	(2,510,620)	838,502
Benefits paid or provided:
Death benefits	70,418	91,187	214,164
Annuity benefits	46,750	37,256	42,412
Surrender benefits and other fund withdrawals	127,050	187,066	282,894
Other benefits	29,519	(61,706)	40,975
Increase (decrease) in policy reserves	108,727	(2,963,961)	(12,350)
Total benefits paid or provided	382,464	(2,710,158)	568,095
Insurance expenses:
Commissions	54,324	53,103	48,915
General and administrative expenses	345,156	200,813	176,300
Insurance taxes, licenses, and fees	12,833	10,827	12,537
Net transfers from separate accounts	(17,326)	(26,831)	(22,967)
Total insurance expenses	394,987	237,912	214,785
Gain (loss) from operations before dividends to policyholders, income taxes, and net realized capital (losses) gains	(84,339)	(38,374)	55,622
Dividends to policyholders	11,654	(23,176)	73,817
Gain (loss) from operations before income taxes and net realized capital (losses) gains	(95,993)	(15,198)	(18,195)
Federal income tax benefit (expense)	58,687	53,512	50,381
Gain (loss) from operations before net realized capital (losses) gains	(37,306)	38,314	32,186
Net realized capital (losses) gains	(13,823)	(26,305)	(13,107)
Net (loss) income	$(51,129)	$12,009	$19,079

The accompanying notes are an integral part of these financial statements.

5

National Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory-Basis

				Surplus Notes	Total
	Common	Paid-in	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus	Surplus
	(In Thousands)
Balances at January 1, 2014	$2,500	$126,976	$1,077,454	$206,214	$1,413,144
Net income	-	-	19,079	-	19,079
Change in unrealized, net of deferred tax effects	-	-	40,077	-	40,077
Change in asset valuation reserve	-	-	(3,197)	-	(3,197)
Change in minimum pension benefit obligation, net of deferred tax effects	-	-	(8,413)	-	(8,413)
Change in non-admitted assets	-	-	(9,421)	-	(9,421)
Change in deferred tax asset	-	-	24,153	-	24,153
Change in paid-in surplus	-	67,116	-	-	67,116
Other adjustments to surplus, net	-	-	(1,910)	527	(1,383)
Balances at December 31, 2014	2,500	194,092	1,137,822	206,741	1,541,155
Net income	-	-	12,009	-	12,009
Change in unrealized, net of deferred tax effects	-	-	11,007	-	11,007
Change in asset valuation reserve	-	-	6,071	-	6,071
Change in minimum pension benefit obligation, net of deferred tax effects	-	-	2,948	-	2,948
Change in non-admitted assets	-	-	(26,967)	-	(26,967)
Change in deferred tax asset	-	-	(2,447)	-	(2,447)
Change in paid-in surplus	-	157,000	-	-	157,000
Change in ceding commission	-	-	87,391	-	87,391
Other adjustments to surplus, net	-	-	(512)	(9,648)	(10,160)
Balances at December 31, 2015	2,500	351,092	1,227,322	197,093	1,778,007
Beginning surplus adjustment	-	-	3,522	-	3,522
Net income	-	-	(51,129)	-	(51,129)
Change in unrealized, net of deferred tax effects	-	-	137,574	-	137,574
Change in asset valuation reserve	-	-	3,162	-	3,162
Change in minimum pension benefit obligation, net of deferred tax effects	-	-	2,404	-	2,404
Change in non-admitted assets	-	-	(20,824)	-	(20,824)
Change in deferred tax asset	-	-	86,103	-	86,103
Dividends to stockholders	-	-	(10,000)	-	(10,000)
Change in paid-in-surplus	-	-	-	-	-
Change in ceding commission	-	-	(3,799)	-	(3,799)
Other adjustments to surplus, net	-	-	(623)	831	208
Balances at December 31, 2016	$2,500	$351,092	$1,373,712	$197,924	$1,925,228

The accompanying notes are an integral part of these financial statements.

6

National Life Insurance Company

Statements of Cash Flow - Statutory-Basis

	Year ended December 31,
	2016	2015	2014
	(In Thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$431,840	$408,214	$416,135
Net investment income received	319,095	351,458	408,596
Benefits paid	(564,996)	(503,158)	(584,291)
Net transfers from Separate Accounts	18,270	28,222	24,213
Insurance expenses paid	(288,042)	(224,806)	(217,096)
Dividends paid to policyholders	(73,340)	(74,362)	(80,513)
Federal income taxes recovered (paid)	87,905	48,990	49,518
Other income received, net of other expenses paid	24,811	161,622	23,491
Net cash (used) provided by operating activities	(44,457)	196,180	40,053

Investing activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	840,142	650,465	988,720
Stocks	10,082	9,304	10,467
Mortgage loans	111,278	80,619	99,565
Real estate	19,532	6,585	475
Other invested assets	124,031	101,897	64,616
Miscellaneous proceeds	500	440	-
Total proceeds from sales, maturities, or repayments of investments	1,105,565	849,310	1,163,843
Cost of investments acquired:
Bonds	(850,589)	(792,085)	(975,412)
Stocks	(49,639)	(30,401)	(7,413)
Mortgage loans	(121,585)	(112,350)	(18,158)
Real estate	(1,794)	(1,671)	(2,594)
Other invested assets	(46,198)	(106,075)	(127,893)
Miscellaneous applications	(6,705)	(9,580)	(5,679)
Total cost of investments acquired	(1,076,510)	(1,052,162)	(1,137,149)
Net change in policy loans	7,218	12,864	12,784
Net cash provided (used) in investing activities	36,273	(189,988)	39,478

Financing and miscellaneous activities:
Other cash provided (applied):
Deposits on deposit-type contract funds and other liabilities without life contingencies	23,014	(27,308)	(405)
Surplus notes	-	(15,079)	-
Capital and paid in surplus, less treasury stock	18,000	109,000	-
Dividends to stockholders	-	-	-
Other cash (applied) provided	(63,720)	(38,619)	(50,616)
Net cash (applied) provided in financing and miscellaneous activities	(22,706)	27,994	(51,021)

Net (decrease) increase in cash and short-term investments	(30,890)	34,186	28,510
Cash and short-term investments:
Beginning of year	125,424	91,238	62,728
End of year	$94,534	$125,424	$91,238

The accompanying notes are an integral part of these financial statements.

7

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies

Description of Business

All of the outstanding shares of National Life Insurance Company (“National Life”, “NLIC”, “the Company”) are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as National Life Group (“the Group”). The Company is licensed in all 50 states and the District of Columbia. The Company, its upstream parents, and its subsidiaries and affiliates offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Group’s principal insurance product lines include whole life, term life, universal life, indexed universal life, variable universal life, fixed annuities, indexed annuities and variable annuities. The Group also offers mutual funds and investment brokerage services. The organization was founded in 1848, when the Company was chartered in Vermont. The Group employs approximately 1,050 people, primarily concentrated in Montpelier, Vermont and Addison, Texas. The Company owns 100% of the stock of Life Insurance Company of the Southwest (“LSW”).

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners1 of National Life, and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation (the “Commissioner”) . Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose.

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend-paying life insurance policies, certain participating term insurance policies, dividend-paying flexible premium annuities, and other related liabilities. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

1 The reference to “policyowner”, “policyholder”, and “policy” throughout this document includes both life insurance and annuity contract owners.

8

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Description of Business (continued)

In 2016, approximately 35% of total collected premiums and deposits are from residents of the states of New York, Florida and California.

On August 5, 2015, Catamount Reinsurance Company (“Catamount”) was formed as a subsidiary of the Company. Catamount is a special purpose financial insurance company domiciled and licensed in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with the Company to reinsure its Closed Block policies; the agreement was effective July 1, 2015. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

In 2016, Longhorn Reinsurance Company ("Longhorn") was formed as a direct subsidiary of National Life. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. All outstanding shares of Longhorn's common stock are owned directly by the Company. NLIC made an initial capital contribution to Longhorn of $22 million, comprised of $5 million shares at $1 par value per share, and $17 million additional paid in capital.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although the Company had no such practices in effect as of December 31, 2016, the Commissioner has the right to permit specific practices that deviate from NAIC SAP. The Company’s subsidiary Longhorn does have permitted and prescribed practices, but they did not have any impact on the Company’s statutory surplus as of December 31, 2016. The Company’s subsidiary Catamount does have permitted and prescribed practices, but they did not have any impact on the Company’s statutory surplus as of December 31, 2015.

9

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

There are significant differences between statutory accounting practices and U.S. GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in preferred stock are reported at cost, including brokerage and other related fees. Under U.S. GAAP, these investments are classified as available-for-sale securities and reported at fair value; unrealized holding gains and losses are excluded from earnings and reported as a net amount in a separate component of shareholders’ equity until realized.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under U.S. GAAP.

Investments in low income housing tax credits (“LIHTC”) are accounted for using the proportional amortized cost method, and the amortization is reported as a component of net investment income in the Statements of Operations. For U.S. GAAP reporting, LIHTC are accounted for using the proportional amortization method, and the amortization of the investments is reported as a component of income tax expense.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

10

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus. The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP, surplus note interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas, under U.S. GAAP, the interest is accrued throughout the year.

Investment in Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the operations of the Company as would be required under U.S. GAAP, but are included as Investment in Subsidiaries at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets, and are charged directly to unassigned surplus. The concept of nonadmitted assets is not recognized under U.S. GAAP.

11

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and are credited directly to an appropriate policy reserve account without recognizing premium income. Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S. GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

Deferred Income Taxes: Deferred income tax assets and liabilities are cumulative temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criteria which include the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus. Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

12

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

The following are supplemental disclosures for cash flow information from non-cash transactions:

	Year Ended December 31,
	2016	2015
	(In Thousands)
Operating:
Capital contribution - Note Payable to affiliate	-	(18,000)
Affiliated noncash reinsurance transactions	-	3,124,001
Investing:
Dividend of subsidiary Catamount Reinsurance Company	(10,000)
Real estate acquired in satisfaction of debt	-	2,302
Bonds transferred to affiliate as part of initial reinsurance transaction	-	(279,961)
Financing:
Dividend of subsidiary Catamount Reinsurance Company	10,000	-
Surplus note acquired from parent as capital contribution	-	30,000
Affiliated noncash reinsurance transactions	-	(2,844,040)
Capital contribution - Note Receivable from affiliate	-	18,000

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

	Net Income			Capital and Surplus
	Year ended December 31			December 31
	2016	2015*	2014	2016	2015
	(In Thousands)
Statutory-basis	$(51,129)	$12,009	$19,079	$1,925,228	$1,778,007
Add (deduct) adjustments:
Investments	373,998	135,448	132,961	3,938,290	3,831,973
Policy acquisition costs	2,121	(8,457)	(11,633)	251,369	249,194
Nonadmitted assets	-	-	-	169,128	148,304
Policyholder reserves	(86,184)	84,624	1,259	(3,003,387)	(3,137,672)
Policyholder dividends	(57,393)	(93,684)	(14,903)	(18,942)	(26,612)
Asset valuation reserve	-	-	-	75,609	78,770
Interest maintenance reserve	(705)	(43,311)	10,999	29,497	30,202
Income taxes	909	(44,151)	4,134	(165,133)	(157,208)
Other comprehensive income, net	-	-	-	(175,772)	(145,361)
Other, net	(9,251)	85,330	(2,676)	(24,603)	(15,516)
Interest, Surplus Notes	-	-	-	(5,553)	(5,553)
GAAP-basis	$172,366	$127,808	$139,220	$2,995,731	$2,628,528

*	The significant changes from year to year are associated with the Catamount transaction.

13

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates, and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC, and the related unrealized capital gains (losses) are reported in unassigned surplus.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash), and are principally stated at amortized cost.

Affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes and/or letter of credit issued. If the carrying value is negative, it is floored at zero in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. At that time, the mortgage loan is written down, and a realized loss is recognized.

14

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Investments (continued)

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

The Company’s futures and options contracts qualify for hedge accounting and are included in derivatives and carried at fair value, with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. Swaps qualify as a fair value hedge and are carried on the same basis as the underlying hedged item in accordance with SSAP 86.

The Company has ownership interests of more than 3% in several limited partnerships. The Company generally carries these interests based on the underlying U.S. GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads, and the expected recovery period. The Company has a security monitoring process, overseen by investment and accounting professionals, that uses certain quantitative and qualitative characteristics to identify securities that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

15

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios, and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment, and include the probability of issuer default and estimates regarding timing and amount of expected recoveries, which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral, such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. SSAP No. 100 Fair Value Measurements requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2016 balance sheet as follows:

•	Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include short-term investments, U.S. Treasuries, and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

16

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy (continued)

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs include bonds and derivatives. Separate account assets classified as Level 2 are primarily bonds.

•	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Level 3 assets include partnerships which are carried at the Company’s pro-rata share of the limited partnership’s net asset value (“NAV”), or its equivalent.

Valuation Techniques

Bonds - Bonds are stated at amortized cost with the exception of those bonds that have an NAIC 6 designation or that have been impaired. Bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Those securities are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, the securities are categorized as Level 3.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Actively traded common stocks with readily available market prices are categorized into Level 1 of the fair value hierarchy.

Short-term investments - Short-term investments consist of money market funds with observable market pricing, and are categorized into Level 1.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Derivative assets and liabilities - Derivative assets and liabilities include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs as observed from actively quoted markets, and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

17

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Valuation Techniques (continued)

Separate account assets - Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing, Level 2 where the balances represent government bonds carried at fair value, and Level 3 where the assets are partnerships which are carried as the pro-rata share of the limited partnership’s NAV.

Presented below is the fair value of all assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2016
Assets
Bonds	$-	$701	$-	$701
Common stock	14,764	-	9,579	24,343
Total debt and equity securities	14,764	701	9,579	25,044
Cash, cash equivalents, and short-term	91,834	2,699	-	94,533
Partnerships	-	-	135,021	135,021
Derivative assets	106	51,563	-	51,669
Total cash and investments	91,940	54,262	135,021	281,223
Separate account assets	649,169	75,370	15,465	740,004
Total assets	$755,873	$130,333	$160,065	$1,046,271

Liabilities
Derivative liabilities	$-	$16,302	$-	$16,302
Total liabilities	$-	$16,302	$-	$16,302

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2015
Assets
Bonds	$-	$386	$-	$386
Common stock	14,505	-	10,855	25,360
Total debt and equity securities	14,505	386	10,855	25,746
Short-term investments	113,500	-	-	113,500
Partnerships	-	-	204,653	204,653
Derivative assets	111	19,708	-	19,819
Total cash and investments	113,611	19,708	204,653	337,972
Separate account assets	678,905	29,733	12,072	720,710
Total assets	$807,021	$49,827	$227,580	$1,084,428
Liabilities
Derivative liabilities	$-	$3,785	$-	$3,785
Total liabilities	$-	$3,785	$-	$3,785

18

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for Level 3 assets and liabilities, for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2016

				Net
				Investment
				Gains/Loss in
				Earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)

Common Stock	10,855	-	-	-	-	325	-	(1,601)	-	9,579
Partnerships	$204,653	$-	$-	$(9,197)	$(4,296)	$52,842	$-	$(108,981)	$-	$135,021
Separate Account Assets	12,072	-	-	-	287	3,374	-	(268)	-	15,465
Total invested assets	$227,580	$-	$-	$(9,197)	$(4,009)	$56,541	$-	$(110,850)	$-	$160,065

At December 31, 2015

				Net
				Investment
				Gains/Loss in
				earnings
	Beginning	Transfers Into	Transfer Out of	(Realized and						Ending
Assets	Balance	Level 3	Level 3	Unrealized)	Unrealized	Purchases	Issuances	Sales	Settlement	Balance
	(In Thousands)

Common Stock	10,687	-	-	-	-	654	-	(486)	-	10,855
Partnerships	$243,807	$-	$-	$(2,020)	$(21,312)	$84,858	$-	$(100,680)	$-	$204,653
Separate Account Assets	10,909	-	-	-	(271)	1,521	-	(87)	-	12,072
Total invested assets	$265,403	$-	$-	$(2,020)	$(21,583)	$87,033	$-	$(101,253)	$-	$227,580

During 2016 and 2015, there were no significant transfers between fair value levels 1 and 2.

19

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below show the aggregate fair value for all of the Company’s financial instruments and their corresponding level within the fair value hierarchy. Since the SSAP No. 100 hierarchy only applies to items that are carried at fair value at the reporting date, the items in the previous tables are subsets of the amounts reported in the following tables.

At December 31, 2016

						Not Practicable
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	(Carrying Value)
	(In Thousands)
Bonds	$5,536,784	$5,285,283	$227,319	$5,309,465	$-	$-
Preferred Stock	11,049	11,000	-	11,049	-	-
Common Stock	24,343	1,062,225	14,764	-	9,579	-
Mortgage Loans	566,169	556,144	-	-	566,169	-
Real Estate	64,500	63,822	-	64,500	-	-
Cash, Cash Equiv, and Short Term Inv	94,534	94,534	91,834	2,700	-	-
Derivative Asset	51,669	51,669	106	51,563	-	-
Other Invested Assets	282,823	270,701	-	106,220	135,021	41,582
Separate Account Assets	740,004	740,004	649,169	75,370	15,465	-
Derivative Liability	(16,302)	(16,302)	-	(16,302)	-	-

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Other Invested Assets	41,582			A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

At December 31, 2015

						Not Practicable
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	(Carrying Value)
	(In Thousands)
Bonds	$5,475,363	$5,260,983	$227,517	$5,247,846	$-	$-
Preferred Stock	9,992	10,000	-	9,992	-	-
Common Stock	25,360	836,249	14,505	-	10,855	-
Mortgage Loans	573,496	551,902	-	-	573,496	-
Real Estate	78,998	80,297	-	78,998	-	-
Cash and Short Term Investments	125,424	125,424	125,424	-	-	-
Derivative Asset	19,819	19,819	111	19,708	-	-
Other Invested Assets	385,715	374,854	-	105,328	204,653	75,734
Separate Account Assets	720,710	720,710	678,905	29,733	12,072	-
Derivative Liability	(3,785)	(3,785)	-	(3,785)	-	-

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation

Other Invested Assets	$75,734			A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

20

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate, and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after -tax capital gains and losses on fixed income investments, and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income in the Statements of Operations. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Federal Home Loan Bank Agreements

National Life is a member of the Federal Home Loan Bank (“FHLB”) of Boston which provides the Company with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements which are considered operating leverage. In accordance with SSAP No. 52 Deposit-type Contracts the balance is included in the liability for deposit-type contracts. For more information see Note I – FHLB Agreements.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight line method of depreciation. Real property owned by the Company is primarily depreciated over 40 years with a half year convention, and renovations and semi-permanent fixtures depreciated over 20 years. Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment and software is depreciated for a period not exceeding three years.

21

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Property and Equipment (continued)

The tables below reflect the balances of major classes of depreciable assets, accumulated depreciation, and depreciation expense:

	Depreciable	Accumulated	Depreciation
	Asset	Depreciation	Expense
	(In Thousands)
At December 31, 2016

EDP equipment	$33,026	$26,453	$4,036
Furniture	31,552	21,924	2,286
Software	184,338	109,193	20,496
Vehicles	394	247	44
Leasehold improvements	2,068	531	325
Property occupied by the Company	112,725	60,741	2,694
	$364,103	$219,089	$29,881

	Depreciable	Accumulated	Depreciation
	Asset	Depreciation	Expense
	(In Thousands)
At December 31, 2015

EDP equipment	$28,256	$22,417	$3,098
Furniture	24,995	19,638	1,706
Software	153,757	88,718	16,921
Vehicles	549	431	17
Leasehold improvements	919	206	168
Property occupied by the Company	110,773	58,047	2,653
	$319,249	$189,457	$24,563

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. During 2015 the Company expanded its Corporate Owned Life Insurance (“COLI”) program with existing carriers by purchasing additional COLI of $16.0 million. The total cash surrender value of these COLI contracts was $265.9 million and $255.7 million at December 31, 2016 and 2015, respectively, and is included in Other Admitted Assets on the Balance Sheets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $10.2 million, $9.0 million, and $8.3 million in 2016, 2015, and 2014, respectively, and is included in Other Income.

22

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. For term and traditional whole life business, reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. For fixed, indexed, and variable universal life, reserves are determined using the percentage rating and/or flat extra mortality associated with the policy. A substandard extra reserve is not separately computed. Table ratings for all life insurance policies expire after 20 years or at age 65, whichever is later.

23

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, 2000, and 2012 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A (“CIDA”) morbidity tables with the 1980 CSO mortality tables, 1985 CIDA table with 1980 CSO mortality tables and 2001 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest, and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2016 and 2015, the Company had $2.37 billion and $2.42 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department. At December 31, 2016 and 2015, reserves on the above inforce insurance totaled $31.5 million and $29.8 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

24

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance policies, while on a participating basis, currently receive no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity and variable life policyholders and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts, and are generally not guaranteed. Investments held in the separate accounts are primarily mutual funds, common stocks, and bonds, and are carried at fair value.

The Company had approximately $2.3 million and $1.8 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life at December 31, 2016 and 2015, respectively.

These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

25

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

A. Significant Accounting Policies (continued)

Subsequent Events

The Company has evaluated events subsequent to December 31, 2016 and through the statutory-basis financial statement issuance date of April 24, 2017. The Company has not evaluated subsequent events after the issuance date for presentation in these statutory-basis financial statements.

Adoption of New Accounting Standards

SSAP No. 1 – Disclosure of Accounting Policies, Risks & Uncertainties, and Other Disclosures

Effective in 2016, ASU 2014-15 (Presentation of Financial Statements – Going Concern) was adopted to include disclosure in the audited financial statements of the evaluation of substantial doubt of an entity’s ability to continue as a going concern. This update was issued to provide guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. If substantial doubt exists, certain disclosures are required.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, surplus, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from those estimates.

26

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments

The carrying value and the fair value of investments in bonds are summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2016
Bonds:
U.S. government obligations	$217,183	$10,149	$13	$227,319
Government agencies, authorities and subdivisions	313,433	8,550	4,938	317,045
Corporate:
Asset-backed securities	50,227	528	218	50,537
Communications	363,436	29,200	3,210	389,426
Consumer & retail	919,220	43,813	10,819	952,214
Financial institutions	566,723	46,561	2,703	610,581
Industrial and chemicals	515,887	37,668	5,450	548,105
REITS	139,971	2,184	1,485	140,670
Transportation	99,173	9,267	877	107,563
Utilities	581,998	42,226	8,594	615,630
Total corporate	3,236,635	211,447	33,356	3,414,726

Private placements	415,904	18,690	4,372	430,222
Mortgage-backed securities	1,102,128	58,121	12,777	1,147,472
Total bonds	$5,285,283	$306,957	$55,456	$5,536,784

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2015
Bonds:
U.S. government obligations	$214,541	$12,983	$7	$227,517
Government agencies, authorities and subdivisions	217,611	5,670	1,259	222,022
Corporate:
Communications	325,891	28,816	6,179	348,528
Consumer & retail	817,688	38,369	8,405	847,652
Financial institutions	555,600	58,133	2,219	611,514
Industrial and chemicals	507,500	28,039	22,359	513,180
REITS	140,946	1,987	2,047	140,886
Transportation	70,840	8,537	764	78,613
Utilities	659,178	34,821	42,369	651,630
Total corporate	3,077,643	198,702	84,342	3,192,003

Private placements	481,580	22,609	6,846	497,343
Mortgage-backed securities	1,269,608	78,836	11,966	1,336,478
Total bonds	$5,260,983	$318,800	$104,420	$5,475,363

27

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

A summary of the carrying value and fair value of investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying	Fair
	Value	Value
	(In Thousands)
Years to maturity:
One or less	$193,565	$198,237
After one through five	874,020	932,140
After five through ten	1,225,002	1,252,273
After ten	1,890,567	2,006,660
Mortgage-backed securities	1,102,129	1,147,474
Total	$5,285,283	$5,536,784

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in preferred and common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2016:
Preferred stocks	$11,000	$95	$46	$11,049
Unaffiliated common stocks	24,427	149	233	24,343
Total stocks	$35,427	$244	$279	$35,392

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
	(In Thousands)
At December 31, 2015:
Preferred stocks	$10,000	$-	$8	$9,992
Unaffiliated common stocks	26,479	71	1,190	25,360
Total stocks	$36,479	$71	$1,198	$35,352

28

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2016 and 2015:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2016
Bonds:
U.S. government obligations	$679	$13	$-	$-	$679	$13
Government agencies, authorities and subdivisions	106,288	4,938	-	-	106,288	4,938
Corporate:
Asset-backed securities	15,643	218	-	-	15,643	218
Communications	69,375	1,761	5,615	1,449	74,990	3,210
Consumer & retail	276,912	10,662	6,295	157	283,207	10,819
Financial institutions	99,448	2,590	6,886	113	106,334	2,703
Industrial and chemicals	100,316	3,053	22,771	2,397	123,087	5,450
REITS	68,013	1,485	-	-	68,013	1,485
Transportation	24,646	877	-	-	24,646	877
Utilities	72,670	1,310	55,069	7,284	127,739	8,594
Total Corporate	727,023	21,956	96,636	11,400	823,659	33,356

Private placements	48,644	1,828	28,905	2,544	77,549	4,372
Mortgage-backed securities	254,229	8,425	36,611	4,352	290,840	12,777
Total bonds	1,136,863	37,160	162,152	18,296	1,299,015	55,456

Preferred stocks	954	46	-	-	954	46
Common stocks	13,328	233	-	-	13,328	233
Total bonds and stocks	$1,151,145	$37,439	$162,152	$18,296	$1,313,297	$55,735

29

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
	(In Thousands)
At December 31, 2015
Bonds:
U.S. government obligations	$2,627	$7	$-	$-	$2,627	$7
Government agencies, authorities and subdivisions	97,208	1,259	-	-	97,208	1,259
Corporate:
Communications	101,873	3,521	6,950	2,658	108,823	6,179
Consumer & retail	242,027	7,924	11,127	481	253,154	8,405
Financial institutions	99,165	2,219	-	-	99,165	2,219
Industrial and chemicals	208,526	14,312	9,703	8,047	218,229	22,359
REITS	76,387	2,047	-	-	76,387	2,047
Transportation	14,092	764	-	-	14,092	764
Utilities	197,995	25,375	46,261	16,994	244,256	42,369
Total Corporate	940,065	56,162	74,041	28,180	1,014,106	84,342

Private placements	147,101	5,900	17,133	946	164,234	6,846
Mortgage-backed securities	172,600	3,680	92,519	8,286	265,119	11,966
Total bonds	1,359,601	67,008	183,693	37,412	1,543,294	104,420

Preferred stocks	9,992	8	-	-	9,992	8
Common stocks	12,982	1,190	-	-	12,982	1,190
Total bonds and stocks	$1,382,575	$68,206	$183,693	$37,412	$1,566,268	$105,618

In 2016, of the $37.1 million total unrealized losses on debt securities in the less than 12 months category, $22.0 million total unrealized losses are in the corporate bond portfolio. The unrealized losses are concentrated in the consumer and retail, industrial and chemical, and financial institutions sectors. In 2016, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, tightened by approximately 42 basis points from 165 basis points at year end 2015 to 123 basis points as of year-end 2016. Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 251 basis points from 660 basis points at year-end 2015 to a level of 409 basis points at year-end 2016. While 10 and 30 year Treasuries finished modestly higher year over year finishing at 2.27% and 3.07%, respectively, all-time lows in rates were set in July at 1.36% and 2.10%. This generally created unrealized losses on bonds that were purchased in a lower interest rate environment. Corporate bond sectors under spread pressure during 2016 included the healthcare and pharmaceutical sectors, contributing $6.5 million in unrealized losses. These sectors were pricing in a growing probability of a repeal of the Affordable Care Act (ACA) and a decrease in specialty drug price inflation. The group continues to hold and monitor some individual credits that experienced adverse price action during this timeframe.

30

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Of the $18.3 million unrealized losses on debt securities in the 12 months or more category, $11.4 million was in the corporate bond portfolio concentrated in the utilities and industrial and chemical categories. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2016 are temporary.

The debt securities in an unrealized loss position in the 12 months or more category are concentrated in the energy sector with approximately $4.3 million in unrealized losses. The majority of the unrealized loss position in these securities is attributable to credit spread increases experienced during 2015 that did not fully recover in 2016. The Company has no intention to sell these securities nor are there any requirements to sell these securities. The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover. At that time the Company will record OTTI as appropriate.

The table below includes all loan-backed securities for which the present value of the cash flows expected to be collected is less than the amortized cost basis:

	Book/Adj Carrying
	Value Amortized		Recognized	Amortized cost
	Cost before		other-than-	after other-than-	Fair Value at
	current period	Projected	temporary	temporary	the time of
CUSIP	OTTI	Cash Flows	impairment	impairment	OTTI
	(In Thousands)
17311QBQ2	$2,618	$-	$(1,845)	$773	$1,548

Total			$(1,845)

The Company recorded $5.1 million, $7.2 million, and $1.1 million of other-than-temporary impairments on bonds in 2016, 2015, and 2014, respectively. There were no impairments recognized on common stock in 2016, 2015, and 2014.

31

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2016	2015
Geographic Region
New England	4.8%	5.2%
Middle Atlantic	8.0%	8.1%
East North Central	17.7%	17.6%
West North Central	11.3%	11.1%
South Atlantic	10.0%	15.0%
East South Central	3.7%	3.4%
West South Central	4.1%	5.3%
Mountain	14.9%	8.1%
Pacific	25.5%	26.2%
	100.0%	100.0%

	2016	2015
Property Type
Apartment	24.1%	11.8%
Retail	27.0%	22.7%
Office Building	24.6%	32.7%
Industrial	12.2%	17.7%
Mixed Use	8.6%	11.6%
Other Commercial	3.5%	3.5%
	100.0%	100.0%

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

32

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value (“LTV”) and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2016
						Total
	2.0x and				Less than	Carrying
LTV Range	Greater	1.5x to 1.99x	1.25x to 1.499x	1.0x to 1.249x	1.0x	Value
		(In Thousands)
< 50%	$149,724	$52,746	$18,584	$5,781	$1,652	$228,487
50% – 60%	39,281	27,694	12,902	14,546	-	94,423
60% – 70%	54,150	56,149	39,012	7,457	5,968	162,736
70% – 80%	-	-	22,754	15,664	-	38,418
80% – 90%	-	-	12,570	5,244	2,652	20,466
> 90%	-	-	5,898	-	5,716	11,614
Total	$243,155	$136,589	$111,720	$48,692	$15,988	$556,144

	Debt Service Coverage Ratios as of December 31, 2015
						Total
	2.0x and				Less than	Carrying
LTV Range	Greater	1.5x to 1.99x	1.25x to 1.499x	1.0x to 1.249x	1.0x	Value
		(In Thousands)
< 50%	$56,855	$75,265	$20,795	$3,301	$3,808	$160,024
50% – 60%	46,459	59,250	19,941	17,923	-	143,573
60% – 70%	-	36,556	48,353	29,052	1,950	115,911
70% – 80%	-	42,756	14,676	22,399	3,850	83,681
80% – 90%	-	-	-	10,840	2,193	13,033
> 90%	-	-	12,932	6,356	16,392	35,680
Total	$103,314	$213,827	$116,697	$89,871	$28,193	$551,902

33

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2016 and 2015, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2016	2015

Due in 1 year or less	5.8%	12.0%
Due after 1 year through 3 years	9.2%	18.8%
Due after 3 years through 5 years	17.4%	17.6%
Due after 5 years through 10 years	32.2%	26.4%
Due after 10 years through 15 years	29.4%	17.8%
Due after 15 years	6.0%	7.4%
	100.0%	100.0%

The fair value of mortgage loans at December 31, 2016 and 2015 was $566.2 million and $573.5 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2016, the Company originated mortgage loans of $121.6 million. The minimum and maximum lending rates for mortgage loans originated during 2016 were 2.99% and 4.10%, respectively. The Company did not reduce the interest rate on any outstanding mortgage loan in 2016. The Company reduced the interest rate on one outstanding mortgage loan in 2015. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 62%.

34

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

An age analysis of mortgage loans aggregated by type is as follows:

Age Analysis of Mortgage Loans:	2016		2015
	Commercial		Commercial
	All Other	Total	All Other	Total
	(In Thousands)
1. Recorded Investment (All)
(a) Current	$556,144	$556,144	$551,902	$551,902
(b) 30-59 Days Past Due	-	-	-	-
(c) 60-89 Days Past Due	-	-	-	-
(d) 90-179 Days Past Due	-	-	-	-
(e) 180+ Days Past Due	-	-	-	-
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	$-	$-	$-	$-
(b) Interest Accrued	-	-	-	-
3. Interest Reduced
(a) Recorded Investment	$-	$-	$5,898	$5,898
(b) Number of Loans	-	-	1	1
(c) Percent Reduced	0.0%	0.0%	1.6%	1.6%

Taxes, assessments and any amounts advanced and not included in the mortgage loans total were $35,535 and $41,047 as of December 31, 2016 and 2015, respectively.

Investment in impaired loans with or without allowance for credit losses:

	2016		2015
	Commercial		Commercial
	All Other	Total	All Other	Total
	(In Thousands)
1. With Allowance for Credit Losses	$-	$-	$-	$-
2. No Allowance for Credit Losses	9,489	9,489	9,358	9,358

Interest income on non-performing loans is generally recognized on a cash basis.

35

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

Additional disclosures regarding impaired loans are as follows:

	2016		2015
	Commercial		Commercial
	All Other	Total	All Other	Total
	(In Thousands)
1. Average Recorded Investment	$9,424	$9,424	$7,840	$7,840
2. Interest Income Recognized	538	538	658	658
3. Recorded Investments on Nonaccrual Status	-	-	-	-
4. Amount of Interest Income Recognized Using a	523	523	663	663

The Company reviews loans for impairment based on several factors including, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan-to-value ratios, and borrower specific credit issues. When the Company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

The Company has a high quality, well-performing commercial mortgage loan portfolio. For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, these types of concessions include: 1) a modification to the payment terms in order for the borrower not to become delinquent on payments, 2) a refinance or extension of the maturity date at below current market terms, and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

36

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Mortgage Loans and Real Estate (continued)

The Company had total recorded investments in restructured loans of $9.5 million and $18.4 million as of December 31, 2016 and 2015, respectively. The cumulative realized capital losses pertaining to these restructured loans was $3.3 million as of December 31, 2016 and 2015. The Company had no non-performing loans (delinquent more than 90 days) as of December 31, 2016 or December 31, 2015.

Low Income Housing Tax Credit Properties

The Company invested in LIHTC properties of $27.1 million and $75.7 million as of December 31, 2016 and 2015, respectively, which is less than 10% of total admitted assets. The Company accounts for these investments using the proportional amortized cost method. In 2016, 2015, and 2014, amortization of $12.7 million, $12.1 million, and $11.8 million was included in net investment income, respectively. The Company recognized $12.0 in tax credits and $2.9 million of other tax benefits in 2016, and $0 in tax credits and $2.7 million of other tax benefits in 2015. The remaining holding periods on these investments vary with the longest being 11 years, and the Company anticipates full absorption of all LIHTC. The required holding period is 15 years. The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2016 on the LIHTC investments. The Company has $4.9 million in remaining commitments to be funded over the next eight years.

37

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2016:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
		G/A	Total							Admitted
		Supporting	Separate	S/A Assets					Gross	Restricted
		S/A	Account (S/A)	Supporting			Increase/	Total Current	Restricted	to Total
	Total General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Restricted Asset Category	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
FHLB capital stock	9,579,000	-	-	-	9,579,000	10,854,600	(1,275,600)	9,579,000	0.10%	0.10%
On deposit with state	6,957,229	-	-	-	6,957,229	6,952,274	4,955	6,957,229	0.07%	0.07%
Pledged as collateral to FHLB (including assets backing funding agreements)	240,070,955	-	-	-	240,070,955	82,637,011	157,433,944	240,070,955	2.54%	2.59%
Pledged as collateral not captured in other categories	2,999,072	-	-	-	2,999,072	2,498,912	500,160	2,999,072	0.03%	0.03%
Other restricted assets	26,778,000	-	-	-	26,778,000	8,638,000	18,140,000	-	0.28%	0.00%
Total Restricted Assets	286,384,256	-	-	-	286,384,256	111,580,797	174,803,459	259,606,256	3.03%	2.80%

Below provides detail for assets categorized as pledged as collateral not captured in other categories:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
		G/A	Total							Admitted
		Supporting	Separate	S/A Assets					Gross	Restricted
		S/A	Account (S/A)	Supporting			Increase/	Total Current	Restricted	to Total
	Total General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Description of Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Pledged assets for swaps	2,999,072	-	-	-	2,999,072	2,498,912	500,160	-	0.00%	0.00%
Total	2,999,072	-	-	-	2,999,072	2,498,912	500,160	-	0.00%	0.00%

38

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Restricted Assets

Below provides detail for assets categorized as other restricted assets:

	Gross Restricted								Percentage
	Current Year
	1	2	3	4	5	6	7	8	9	10
		G/A	Total							Admitted
		Supporting	Separate	S/A Assets					Gross	Restricted
		S/A	Account (S/A)	Supporting			Increase/	Total Current	Restricted	to Total
	Total General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Description of Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Cash collateral pledged from counterparties for derivative exposure	26,778,000	-	-	-	26,778,000	8,638,000	18,140,000	-	0.00%	0.00%
Total	26,778,000	-	-	-	26,778,000	8,638,000	18,140,000	-	0.00%	0.00%

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2016	2015	2014
		(In Thousands)
Income
Bonds	$268,673	$283,589	$297,557
Preferred stocks	315	-	-
Common stocks, unaffiliated	1,204	1,491	2,052
Common stocks, affiliated	-	-	30,000
Mortgage loans	29,792	33,818	32,827
Real estate*	13,384	14,332	10,903
Policy loans	27,602	28,670	29,327
Short-term investments and cash	199	14	6
Other invested assets	29,341	28,818	26,926
Derivative instruments	11,907	(10,331)	14,531
Other	487	390	236
Total investment income	382,904	380,791	444,365
Expenses
Depreciation	15,590	15,208	14,406
Interest expense	19,477	21,000	21,000
Other	19,519	17,970	13,795
Total investment expenses	54,586	54,178	49,201
Net investment income	$328,318	$326,613	$395,164

*Includes amounts for the occupancy of company-owned property of $6,477, $5,955, and $6,113 in 2016, 2015, and 2014, respectively.

39

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Net Investment Income

There was no nonadmitted accrued investment income at December 31, 2016, 2015 or 2014.

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2016	2015	2014
	(In Thousands)
Bonds and other debt securities
Gross gains	$14,895	$6,708	$25,210
Gross losses	(9,804)	(8,238)	(1,437)
Common stocks, unaffiliated
Gross gains	91	414	1,340
Gross losses	(700)	(450)	(325)
Partnerships
Gross gains	-	20	108
Gross losses	(9,197)	(2,040)	(5,332)
Other
Gross gains	2,347	676	279
Gross losses	(4,640)	(6,586)	(7,114)
Net realized capital (losses) gains	(7,008)	(9,496)	12,729
Amount transferred to IMR, net of tax	(4,305)	(3,638)	(24,748)
	(11,313)	(13,134)	(12,019)
Less federal income taxes on realized capital (losses) gains after effect of transfer to IMR	(2,510)	(13,171)	(1,088)
Net realized capital losses	$(13,823)	$(26,305)	$(13,107)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

40

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

B. Investments (continued)

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $0.6 million, $1.7 million, and $5.1 million of impairments on non-public limited partnerships in 2016, 2015 and 2014, respectively. These limited partnerships have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the limited partnerships’ operating results.

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2016 or 2015.

C. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2016	2015
	(In Thousands)
Net deferred tax asset	$21,407	$16,746
Furniture and equipment	11,312	6,189
Software applications	125,635	115,319
Prepaid expenses	7,810	5,442
Other	2,965	4,608
Total nonadmitted assets	$169,129	$148,304

41

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

D. Reinsurance

The Company currently retains up to $2.0 million of risk on any individual person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total premiums from direct business were $511.9 million, $485.0 million, and $495.6 million in 2016, 2015, and 2014, respectively. Of those direct premiums, individual life premiums ceded were $162.1 million, $3,289.4 million, and $63.2 million for the years ended December 31, 2016, 2015, and 2014, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was $22.9 billion and $23.0 billion of the $42.8 billion and $41.2 billion in force at December 31, 2016 and 2015, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2016 and 2015, neither the Company nor any of its representatives, officers, trustees, or directors had more than 10% ownership of or direct or indirect control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2016 and 2015. The Company’s largest reserve credit with a non-affiliate as of December 31, 2016 and 2015 was with Swiss Re for $135.0 million and $135.8 million, respectively.

No reinsurance agreements were in force at December 31, 2016 and 2015 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements with non-affiliates were enacted during the year which included life insurance policies inforce at the end of the previous year.

Effective July 1, 2015 the Company entered into a coinsurance with funds withheld agreement with Catamount domiciled under the laws of the state of Vermont. The agreement is for Catamount to reinsure National Life’s Closed Block policies, which includes policies that were in force and had existing reserves established by the Company as of the effective date of the agreement. The following table illustrates the amounts the Company ceded under the reinsurance treaty:

	2016	2015
	(In Thousands)
Insurance in force	$5,245,422	$5,564,958
Premiums	101,407	3,322,051
Policy reserves	2,974,410	3,109,384

42

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

D. Reinsurance (continued)

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”) . All amounts reinsured by UNUM are on a modified coinsurance basis. The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM. Interest is paid to UNUM on these reserves at a rate of 9.44%. The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991. Interest is paid to UNUM on these reserves at a rate of 6.98%. Total disability income premiums ceded in 2016, 2015, and 2014 were $18.8 million, $20.3 million and $21.5 million, respectively.

In 2016, 2015, and 2014, there were no reinsurance assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

E. Federal Income Taxes

The components of the net deferred tax asset (liability) at December 31 are as follows:

	2016			2015
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$224,397	$12,696	$237,093	$210,111	$8,632	$218,743
Valuation allowance	-	-	-	-	-	-
Adjusted gross deferred tax assets	224,397	12,696	237,093	210,111	8,632	218,743
Nonadmitted deferred tax asset	(20,154)	(1,253)	(21,407)	(16,746)	-	(16,746)
Net deferred tax asset/ (liability)	204,243	11,443	215,686	193,365	8,632	201,997

Gross deferred tax liabilities	(71,515)	(6,863)	(78,378)	(65,789)	(4,970)	(70,759)
Net admitted deferred tax asset/ (liability)	$132,728	$4,580	$137,308	$127,576	$3,662	$131,238

	Change
	Ordinary	Capital	Total
	(In Thousands)
Gross deferred tax assets	$14,286	$4,064	$18,350
Valuation allowance	-	-	-
Adjusted gross deferred tax assets	14,286	4,064	18,350
Nonadmitted deferred tax asset	(3,408)	(1,253)	(4,661)
Net deferred tax asset/ (liability)	10,878	2,811	13,689
Gross deferred tax liabilities	(5,726)	(1,893)	(7,619)
Net admitted deferred tax asset/ (liability)	$5,152	$918	$6,070

43

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

	2016			2015
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation. (The lesser of 1 and 2 below)	$132,728	$4,580	$137,308	$126,141	$5,097	$131,238
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	132,728	4,580	137,308	126,141	5,097	131,238
2. Adjusted gross deferred tax assets allowed per limitation threshold.	N/A	N/A	267,202	N/A	N/A	246,139
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities.	71,515	6,863	78,378	67,224	3,535	70,759
Deferred tax assets admitted as the result of application of SSAP 101.	$204,243	$11,443	$215,686	$193,365	$8,632	$201,997

	Change
	Ordinary	Capital	Total
	(In Thousands)
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation. (The lesser of 1 and 2 below)	$6,587	$(517)	$6,070
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	6,587	(517)	6,070
2. Adjusted gross deferred tax assets allowed per limitation threshold.	N/A	N/A	21,063
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities.	4,291	3,328	7,619
Deferred tax assets admitted as the result of application of SSAP 101.	$10,878	$2,811	$13,689

At December 31, 2016 and 2015, the following ratio percentages were used to determine recovery period and threshold limitation:

	2016	2015
	(In Thousands)
Ratio percentage	15%	15%
Total adjusted capital exDTA	1,917,838	1,771,654

44

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

At December 31, 2016 and 2015, tax planning strategies had the following impact on deferred tax assets:

	2016		2015
	Ordinary	Capital	Ordinary	Capital
	(In Thousands)		(In Thousands)
Adjusted Gross DTAs	$224,397	$12,696	$210,111	$8,632
Percentage of total gross deferred tax assets	56%	2%	58%	2%
Net admitted adjusted gross DTAs	$204,243	$11,443	$193,365	$8,632
Percentage of total net admitted deferred tax assets	97%	3%	97%	3%

	Change
	Ordinary	Capital
	(In Thousands)
Adjusted Gross DTAs	$14,286	$4,064
Percentage of total gross deferred tax assets	-2%	0%
Net admitted adjusted gross DTAs	$10,878	$2,811
Percentage of total net admitted deferred tax assets	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There were no unrecognized deferred tax liabilities pursuant to SSAP No. 101, Income Taxes at December 31, 2016.

Federal current income taxes incurred consists of the following major components:

	2016	2015	Change
	(In Thousands)
Tax (benefit) on operations	$(46,670)	$(53,512)	$6,842
Tax (benefit) on realized capital gains/losses	4,017	14,444	(10,427)
Tax credits	(12,017)	-	(12,017)
Total current income taxes incurred	$(54,670)	$(39,068)	$(15,602)

45

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2016	2015	Change
	(In Thousands)
Deferred Tax Assets:
Ordinary
Reserves	$57,013	$52,984	$4,029
Deferred acquisition costs	42,644	42,266	378
Policyholder dividends	3,722	3,533	189
Fixed assets	47,931	42,528	5,403
Employee benefits	48,305	47,390	915
Tax credit carryforward	16,949	13,889	3,060
Other	7,833	7,521	312
Subtotal	224,397	210,111	14,286
Nonadmitted deferred tax assets	(20,154)	(16,746)	(3,408)
Admitted ordinary deferred tax assets	204,243	193,365	10,878

Capital
Capital invested assets	12,696	8,632	4,064
Nonadmitted deferred tax assets	(1,253)	-	(1,253)
Admitted capital deferred tax assets	11,443	8,632	2,811

Total admitted deferred tax assets	$215,686	$201,997	$13,689

Deferred Tax Liabilities:
Ordinary
Ordinary invested assets	$18,201	$15,451	$2,750
Fixed assets	26,019	22,368	3,651
Deferred and uncollected premiums	14,721	13,669	1,052
Reserves	1,155	1,676	(521)
Real estate	9,218	8,961	257
Employee benefits	-	1,328	(1,328)
Other	2,201	2,336	(135)
Total deferred tax liabilities	71,515	65,789	5,726

Capital
Capital invested assets	6,863	4,970	1,893

Total deferred tax liabilities	$78,378	$70,759	$7,619

Net admitted deferred tax asset (liability)	$137,308	$131,238	$6,070

46

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

The Company's total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

	2016	2015
	(In Thousands)
Permanent Differences:
Pretax income computed at statutory rate	$(36,050)	$(8,643)
Amortization of IMR	(1,226)	(2,086)
Prior year taxes	(327)	(262)
Dividends received deduction	(1,766)	(2,099)
COLI	(3,763)	(3,341)
Interco management fee	(812)	(2,551)
Tax credits	(14,832)	(13,889)
Reinsurance gain in surplus	567	17,040
Other permanent differences	148	201
Total	$(58,061)	$(15,630)

Total current income taxes incurred	$(54,670)	$(39,068)
Current income tax in surplus	1,896	-
Adjusted (incr.) decr. in net deferred taxes	(5,287)	23,438
Total	$(58,061)	$(15,630)

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets”, as modified by paragraph 3.a. of SSAP No. 101. Currently, the Company only files income tax returns in the United States.

The Company is no longer subject to US federal, state, and local income tax examinations by tax authorities for years prior to 2010. The Company's 2010, 2011, 2012 and 2013 consolidated federal income tax returns are under examination by the IRS.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015
(In Thousands)
Balance, beginning of year	$-	$-
Additions based on tax positions related to the current year	-	-
Additions (subtractions) for tax positions of prior years	-	-
Settlements	-	-
Balance, end of year	$-	$-

47

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

E. Federal Income Taxes (continued)

As of December 31, 2016, there are no unrecognized tax benefits for the Company. It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2016, 2015, and 2014, the Company recognized no expense for interest and penalties. The Company has approximately $0.3 million and $0.2 million accrued for interest and penalties at December 31, 2016 and 2015, respectively.

As of December 31, 2016, the Company has no operating loss carryovers available. The Company has tax credit carryforwards in the amount of $16.9 million which will begin to expire in 2035.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
(In Thousands)
2016	$-	$-
2015	-	-
2014	-	-

There are no admitted deposits pursuant to Section 6603 Internal Revenue Code.

The Company's federal income tax return is consolidated with the following entities: LSW, Catamount, Longhorn, NLHC, NLVF, Sentinel Asset Management, Inc. (“SAMI”), Sentinel Administrative Services, Inc., Sentinel Financial Services, Inc., and Equity Services, Inc. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return. Intercompany tax balances are settled quarterly.

F. Information Concerning Parent, Subsidiaries and Affiliates

On March 6, 2015, National Life Distribution, LLC (“NLD”) was organized as a Vermont domestic limited liability company. LSW is the sole member of the LLC and paid cash of $100,000 on June 5, 2015 as a capital contribution. NLD is serving as a master agency for National Life Group's field force operations. All commission expenses continue to be incurred in the life companies.

48

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

F. Information Concerning Parent, Subsidiaries and Affiliates (continued)

During 2015, the Company made an initial capital contribution to Catamount of $10 million, comprised of $5 million shares at $1 par value per share, and $5 million additional paid in capital. Effective July 1, 2015, the Company entered into a coinsurance with funds withheld arrangement with Catamount. As a result of this transaction, the Company was paid a $136.0 million ceding commission, a portion of which was recorded in net income and the other portion through surplus. The amount recorded in surplus represents the gain on the reinsurance transaction and will be amortized into income as earnings arise from the business reinsured. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

During 2016, Longhorn Reinsurance Company was formed as a direct subsidiary of National Life. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. NLIC made an initial capital contribution to Longhorn of $22 million, comprised of $5 million shares at $1 par value per share, and $17 million additional paid in capital. NLIC procured a letter of credit (“LOC”) for the account of Longhorn, which will pay an ongoing procurement fee to NLIC for the LOC and agree to reimburse NLIC for any draw on the LOC. The LOC has a face amount of $110 million as of December 31, 2016.

On June 26, 2015, a $30 million surplus note receivable due from LSW was contributed to the Company from its parent, NLVF. The transaction was considered a capital contribution. This is reported as an increase to gross paid in and contributed surplus.

In 2016, the Company sold eleven partnerships to LSW totaling $64.3 million and five LIHTC investments totaling $36.0 million. In 2015, the Company sold seven partnerships to LSW totaling $45.6 million. The sale was recorded at the lower of book or fair value at the date of the transaction in accordance with SSAP 25 Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties.

In 2009, NLVF formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (“NLREH”), a limited liability company, which was an affiliate of the Company. NLREH operations consisted primarily of management and operation of other real estate owned. On October 15, 2014, NLREH was dissolved; all assets were transferred to its parent NLVF as a return of capital with a simultaneous contribution of those assets from NLVF to the Company. The contribution resulted in an increase in surplus of $67.1 million.

In 2009, the Company made an $8.6 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid January 31, 2012. An amendment was made to the agreement with a revised due date of January 31, 2017. Interest on the loan is calculated at LIBOR + 150 basis points.

49

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

F. Information Concerning Parent, Subsidiaries and Affiliates (continued)

In 2008, the Company made a $25 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid on December 31, 2008. An amendment was made to the agreement with a revised due date of December 31, 2017. Interest on the loan is calculated at LIBOR + 150 basis points.

The Company owns 100% of LSW, whose carrying value exceeds 10% of the admitted assets of the Company. NLIC carries LSW at statutory equity less surplus notes issued of $30 million in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities. At December 31, 2016 the statement value of LSW’s assets and liabilities were $16,805.4 million and $15,737.6 million, respectively. LSW’s net income was $168.7 million for the year ended December 31, 2016.

The Company held equity interests in its affiliate, Sentinel Group Funds, Inc., of $14.3 million and $14.2 million as of December 31, 2016 and 2015, respectively. These investments represented 0.15% and 0.16% of total admitted assets as of December 31, 2016 and 2015, respectively.

All intercompany transactions are settled on a current basis. Amounts receivable or payable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets. There was $27.8 million receivable from LSW as of December 31, 2016 and $18.9 million payable to LSW as of December 31, 2015.

There is an IT cost sharing agreement between the Company and LSW. The Company received reimbursement of $33.8 million, $32.1 million, and $30.7 million under this IT agreement in December 31, 2016, 2015, and 2014 respectively. Under all cost allocation agreements with LSW, the Company received reimbursement of $212.9 million for the year ended December 31, 2016, and $76.7 million each year for the years ended December 31, 2015 and 2014. Under all cost allocation agreements with Catamount, the Company received reimbursement of $5.5 million and $3.7 million for the years ended December 31, 2016 and 2015, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company's assets or liabilities existed at December 31, 2016 and 2015.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2016 or 2015 to potentially move non-admitted assets into the parent or other affiliates.

50

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans

The Company sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. This pension plan is separately funded. Plan assets are primarily mutual funds and bonds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company's separate account were issued by the Company, but some investments are advised by an affiliate.

The Company sponsors other pension plans including a non-contributory defined benefit plan for National Life career general agents who met the eligibility requirements to enter the plan prior to January 1, 2005. These plans are non-qualified and are not separately funded.

The Company sponsors defined benefit postemployment plans that provide medical benefits to agency staff and agents. Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The postemployment plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned.

The Company also sponsors various defined contribution and deferred compensation plans.

51

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The following tables show the plans' combined funded status at December 31:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Change in benefit obligation
Benefit obligation, beginning of year	$87,386	$94,905	$82,413	$1,965	$2,049	$1,738
Service cost	230	661	560	-	-	-
Interest cost	3,311	3,333	3,778	74	72	79
Plan participants' contributions	-	-	-	163	174	185
Actuarial (gain) loss	(1,803)	(4,147)	15,587	(34)	24	474
Benefits paid	(7,306)	(7,366)	(7,433)	(473)	(354)	(379)
Plan amendments	-	-	-	-	-	-
Benefit obligation, end of year	$81,818	$87,386	$94,905	$1,695	$1,965	$2,097
Change in plan assets
Fair value of plan assets at beginning of year	$12,416	$14,004	$13,693	$-	$-	$-
Actual return on plan assets	1,312	(588)	517	-	-	-
Employer contribution	6,598	6,366	7,227	310	180	194
Plan participants' contributions	-	-	-	163	174	185
Benefits paid	(7,306)	(7,366)	(7,433)	(473)	(354)	(379)
Fair value of plan assets, end of year	13,020	12,416	14,004	-	-	-
Funded status	$(68,798)	$(74,970)	$(80,901)	$(1,695)	$(1,965)	$(2,097)
Unrecognized actuarial losses	$-	$-	$-	$-	$-	$-
Unrecognized prior service cost (benefit)	-	-	-	-	-	-
Unrecognized transition obligation	-	-	-	-	-	-
Net activity subsequent to measurement date	-	-	-	-	-	-
Net amount recognized	$(68,798)	$(74,970)	$(80,901)	$(1,695)	$(1,965)	$(2,097)

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Amounts recognized in the balance sheets
Pension and other post-retirement benefit obligations liability	$-	$-	$-	$-	$-	$-
Minimum pension liability	-	-	-	-	-	-
Net amount recognized	$-	$-	$-	$-	$-	$-
Pension and other post-retirement benefit obligations liability	$(68,798)	$(74,970)	$(80,901)	$(1,695)	$(1,965)	$(2,097)

Amounts recognized in unassigned funds (surplus):
Net transition asset or obligations	$-	$-	$-	$-	$-	$-
Net actuarial (gain) loss	26,617	30,453	35,188	(631)	(642)	(715)
Net prior service costs (benefits)	-	-	-	(92)	(218)	(344)
Net amount recognized	$26,617	$30,453	$35,188	$(723)	$(860)	$(1,059)

52

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost at December 31 were as follows:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Adjustments to Unassigned Funds (Surplus)
Items not yet recognized as a component of net period cost - prior year	$30,453	$35,023	$21,151	$(860)	$(1,059)	$(1,736)
Net transition asset or obligation recognized	-	-	-	-	-	-
Net prior service cost or credit recognized	-	-	-	126	126	126
Net gain or loss arising during the period	(2,266)	(2,583)	16,003	(34)	23	426
Net gain or loss recognized	(1,570)	(1,987)	(1,966)	45	50	125
Items not yet recognized as a component of net periodic cost - current year	$26,617	$30,453	$35,188	$(723)	$(860)	$(1,059)

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
	(In Thousands)
Components of net periodic benefit cost
Service cost	$230	$661	$560	$-	$-	$-
Interest cost	3,311	3,333	3,778	74	72	79
Expected (return) on plan assets	(849)	(975)	(934)	-	-	-
Amortization of unrecognized transition obligation or transition asset	-	-	-	-	-	-
Amortization of unrecognized gains and losses	1,570	1,987	1,966	(45)	(50)	(125)
Amount of prior service cost recognized	-	-	-	(126)	(126)	(126)
Total net periodic benefit cost	$4,262	$5,006	$5,370	$(97)	$(104)	$(172)

Over the next year, the estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses is $1.4 million for pension plans. The estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses and prior service benefit are ($0.1) million and ($0.1) million, respectively, for other postretirement plans.

53

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

In accordance with SSAP No. 92 Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 Accounting for Pensions, the underfunded benefit obligation was $25.9 million, $29.6 million and $34.1 million at December 31, 2016, 2015 and 2014, respectively.

The total accumulated benefit obligation was $81.1 million, $85.8 million and $91.8 million at December 31, 2016, 2015 and 2014, respectively.

In 2016, 2015, and 2014, there was no admitted intangible pension asset.

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	3.85%	3.95%	3.65%	3.85%	3.95%	3.65%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	N/A	N/A

Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	3.95%	3.65%	4.80%	3.95%	3.65%	4.80%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	N/A	N/A
c. Expected long-term rate of return on plan assets	7.00%	7.00%	7.00%	N/A	N/A	N/A

The projected health care cost trend rate (“HCCTR”) was 5.0% for 2016, 2015 and 2014. The HCCTR of 5.0% is the ultimate trend rate.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) for the remaining plan by approximately $1.8 million and increase the service and interest cost of net periodic postretirement benefit cost by approximately $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.6 million and the service and interest cost of net periodic postretirement benefit cost by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

In 2015, the Company changed the amortization period for one of its plans where all or almost all of the participants are inactive. For this plan, the change in amortization base was from average future service to average future life expectancy in accordance with SSAP No. 102 Accounting for Pensions. The change in methodology resulted in a decrease of net periodic expense of $1.7 million in 2015.

54

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	December 31, 2016	December 31, 2015
Fixed Income	41%	38%
Equities	52%	51%
Group annuity contract and other	7%	11%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company's investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income and 0-10% alternative investments when measured at fair value.

The Company's expected long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income and the Company's historical and projected experience on long-term projections by investment research organizations.

55

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

		2016	2015
		(In Thousands)
Equities – unaffiliated	Equity Funds	$6,818	$6,337
	Total equities	6,818	6,337
Fixed income	Aerospace/Defense	109	42
	Banking	109	-
	Cable	122	-
	Chemicals	102	73
	Retailers	316	79
	Energy	85	-
	Food and Beverage	294	222
	Health Care	43	45
	Insurance - Health	70	44
	Insurance - Property and Casualty	255	136
	Insurance - Life	96	-
	Machine Construction	139	87
	Manufacturing	191	90
	Media	111	86
	Pharmaceuticals	327	191
	Real Estate Investment Trusts	84	-
	Technology	208	94
	Transportation	206	99
	Utilities	477	-
	Wirelines	46	43
	Bond Funds	1,895	3,402
	Total fixed income	5,285	4,733
Partnerships		702	545
Cash		25	38
Group annuity		164	754
	Total Investments (1) (2)	$12,994	$12,407

(1)	Includes investments totaling $1,237 in 2016 and $2,816 in 2015 advised by SAMI.

(2)	The difference to total plan assets shown of $13,020 or 2016 and $12,417 for 2015 shown in the changes in plan assets are accruals for income and liabilities.

56

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The valuation techniques used for the plan assets are:

Common stock - Common stocks consist of mutual funds that are traded daily and have a net asset value. These securities are categorized as Level 1.

Corporates - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Corporate bonds are categorized as Level 2 in the fair value hierarchy. Level 1 consists of bond mutual funds that are traded daily and have a readily determinable net asset value.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership's net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

57

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

The valuation of plan assets for 2016 and 2015 are as follows:

2016 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common stock	$6,818	$-	$-	$-	$6,818
Corporates	1,895	3,419	-	-	5,314
Partnerships	-	-	702	-	702
Cash	25	-	-	-	25
Group annuity	-	164	-	-	164
Total Assets	$8,738	$3,583	$702	$-	$13,023
Liabilities
Total Liabilities	-	-	-	3	3
Total Plan Assets	$8,738	$3,583	$702	$(3)	$13,020

2015 Fair Value

				Not
				Presented
	Level 1	Level 2	Level 3	at Fair Value	Total
	(In Thousands)
Assets
Common stock	$6,337	$-	$-	$-	$6,337
Corporates	3,402	1,342	-	-	4,744
Partnerships	-	-	545	-	545
Cash	38	-	-	-	38
Group annuity	-	754	-	-	754
Total Assets	$9,777	$2,096	$545	$-	$12,418
Liabilities
Total Liabilities	-	-	-	1	1
Total Plan Assets	$9,777	$2,096	$545	$(1)	$12,417

During 2016 and 2015, there were no significant transfers between fair value Levels 1 and 2. The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2016 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument's fair value.

Net
		Investment						Transfer
2016 Level 3	Beginning	Gain					Transfer In	Out of	Ending
Assets	Balance	(Loss)	Purchases	Issuances	Sales	Settlements	to Level 3	Level 3	Balance
(in thousands)
Limited Partnerships	$545	$153	$12	$-	$(8)	$-	$-	$-	$702

58

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2016, and in aggregate for the five years thereafter is as follows:

	Pension	Other Benefit
Year	Payments	Payments	Total Payments
(In Thousands)
2017	$7,374	$171	$7,545
2018	7,197	166	7,363
2019	7,101	160	7,261
2020	6,906	154	7,060
2021	6,671	148	6,819
2022-2026	27,460	643	28,103

The Company's general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company's expected contribution for 2017 into its separately funded defined benefit pension plan for agency employees is approximately $0.3 million.

The Company participates in a 401(k) plan for its employees. Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions. Plan assets invested in the mutual funds are outside the Company and, as such, are excluded from the Company’s assets and liabilities. The Company’s contribution to the 401(k) plans for its employees for the years ended December 31, 2016, 2015, and 2014, was $1.9 million, $1.7 million and $1.3 million, respectively.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security taxable wage base plus 7.5% of the agent’s compensation in excess of the Social Security taxable wage base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation. The Company’s match on the agents’ 401(k) plan was $0.8 million for the years ended December 31, 2016, 2015, and 2014, respectively.

59

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

G. Benefit Plans (continued)

For all of the Company's defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).

The Company participates in plans that are sponsored by its parent company, NLVF. The Company has no ongoing obligation in connection with these plans outside of contributing towards the annual cost for the Company's employees who participate in these plans. The Company expense in connection with these plans was $20.9 million, $13.3 million and $18.3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

H. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

The Company has outstanding surplus notes with a principal balance of $190.3 million, bearing interest at 10.5% and a maturity date of September 15, 2039. These surplus notes were originally issued at $200 million in exchange for cash. During 2015, the Company repurchased $9.7 million of the notes. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $20.0 million in 2016 and had $5.6 million of unapproved interest that was not accrued at December 31, 2016. Total interest paid on the surplus note is $155.2 million. The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment may be made only with prior approval of the Commissioner, whose approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company has outstanding 2.5 million common stock $1 par shares. The shares are wholly-owned by its parent NLVF. At the time of issuance, the Company recorded $5.0 million of additional paid-in-capital as transfers from retained earnings. At December 31, 2016 and 2015, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

60

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

H. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

NLHC, a stock holding company, currently owns all the outstanding shares of NLVF, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $200.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, as the sponsor of certain employee related benefit plans, and its ownership of National Life’s outstanding stock. Under the terms of the mutual holding company reorganization described in Note A, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5.0 million in the state of VT, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. Special surplus funds were $7.6 million and $6.8 million as of December 31, 2016 and 2015, respectively.

In 2016, the Company transferred its ownership of Catamount to NLVF as a dividend of $10 million. No dividends were paid or received by the Company in 2015. In 2014, the Company received a $30.0 million ordinary dividend from LSW. Certain dividends declared by the Company in excess of the greater of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

During 2016, the Company did not receive any capital contributions. On September 29, 2015, the Company received a $109 million capital contribution from its parent, NLVF, which was reported as an increase to gross paid in and contributed surplus. Effective December 31, 2015, the Company received a capital contribution of $18 million from NLVF, and simultaneously made a capital contribution to its subsidiary, LSW, for $18 million. The contribution is reflected as a note receivable as of December 31, 2015, which is an admitted asset on the balance sheet. The cash was settled February 19, 2016, prior to the filing of the 2015 financial statements. The Company received approval from the Vermont Department of Financial Regulation to treat the note as an admitted asset. During 2014, the Company did not receive any capital contributions.

As of December 31, 2016, the Company had securities of $7.0 million in insurance department special deposit accounts.

61

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

I. FHLB Agreements

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity. It is part of the Company's strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements, which are considered operating leverage and are included in liability for deposit-type contracts. The proceeds have been invested in a discrete pool of fixed income assets. The Company has a maximum borrowing capacity of approximately $1.5 billion, based on its membership investment base. Further information regarding our FHLB agreements is as follows:

FHLB Capital Stock - Aggregate Totals

At December 31, 2016	General
	Account	Total
	(In Thousands)

Membership Stock - Class A	$-	$-
Membership Stock - Class B	4,711	4,711
Activity Stock	4,868	4,868
Excess Stock	-	-
Aggregate Total	$9,579	$9,579

Actual or estimated borrowing capacity as determined by the insurer		$1.5 billion

At December 31, 2015	General
	Account	Total
	(In Thousands)

Membership Stock - Class A	$-	$-
Membership Stock - Class B	5,180	5,180
Activity Stock	3,563	3,563
Excess Stock	2,112	2,112
Aggregate Total	$10,855	$10,855

Actual or estimated borrowing capacity as determined by the insurer		$1.7 billion

62

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

I. FHLB Agreements (continued)

FHLB Membership Stock (Class A and B) Eligible for Redemption

6 Months to
	Current Period	Not Eligible for	Less Than	Less than	1 to Less than
	Total	Redemption	6 Months	1 Year	3 Years	3 to 5 Years
(In Thousands)
Class A	$-	$-	$-	$-	$-	$-
Class B	4,711	4,711	-	-	-	-

Collateral Pledged to FHLB

Total Collateral Pledged

At December 31, 2016

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$244,742	$240,071	$102,075
Total	$244,742	$240,071	$102,075

At December 31, 2015

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$86,665	$82,637	$79,175
Total	$86,665	$82,637	$79,175

Maximum Collateral Pledged

During 2016

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$244,742	$240,071	$102,075
Total	$244,742	$240,071	$102,075

During 2015

			Aggregate
	Fair	Carrying	Total
	Value	Value	Borrowing
	(In Thousands)
General Account	$170,484	$158,862	$136,900
Total	$170,484	$158,862	$136,900

63

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

I. FHLB Agreements (continued)

Borrowing from FHLB

At December 31, 2016

	General		Funding Agreements
	Account	Total	Reserves Established
	(In Thousands)
Debt	$-	$-	$-
Funding Agreements	102,075	102,075	102,075
Other	-	-	-
Aggregate Total	$102,075	$102,075	$102,075

At December 31, 2015

	General		Funding Agreements
	Account	Total	Reserves Established
	(In Thousands)
Debt	$-	$-	$-
Funding Agreements	79,175	79,175	79,175
Other	-	-	-
Aggregate Total	$79,175	$79,175	$79,175

Maximum amount borrowed during the period ended December 31, 2016:

	General
	Account	Total
	(In Thousands)
Debt	$-	$-
Funding Agreements	102,075	102,075
Other	-	-
Aggregate Total	$102,075	$102,075

The Company has no prepayment obligations under the funding arrangements with the FHLB.

64

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies

Business Risks

A combination of oil prices, Federal Reserve policy, the UK Brexit vote, aggressive global central bank quantitative easing programs and the US Presidential Election drove risk sentiment throughout 2016. The early stages of the year saw markets anticipate broader banking sector and economic contagion as WTI oil prices collapsed in February before eventually bottoming while the Federal Reserve pulled back on their tightening expectations. A recovery in oil prices and upsizing of quantitative easing including the purchase of corporate bonds by the European Central Bank resulted in a firmer footing for risk markets and a decline in global bond yields in Q2. Following the surprise outcome of the UK Brexit vote market participants anticipated an increase in global central bank bond purchases from the Bank of England and easier global central bank monetary policy leading to a “reach for yield” in both duration and risk assets. Longer maturity Treasury yields declined to their lows of the year in July but were quick to reverse in the back half of the year as growth and inflation data accelerated, the Federal Reserve began signaling an interest rate increase in December and a surprise victory for President Trump brought forth anticipation of de-regulation, tax reform and economic stimulus. At the conclusion of 2016, financial markets were anticipating that the Federal Reserve would increase the federal funds rate by greater than two 25bps increments in 2017 resulting in a year-end target range of 100-125bps from its year end 2016 level of 50-75bps. The Bloomberg High Yield Index tightened materially in 2016 while equity markets largely tracked the performance of credit markets. The Treasury market ended the year with yields marginally higher than where they began the year due primarily to Q4 2016 representing one of the worst total return quarters for the bond market of the last 30 years.

The commercial mortgage market in 2016 continued the trend from prior years with an ever increasing appetite for high quality loans among life insurance companies, banks and CMBS capital sources. With the relative value proposition of commercial mortgage loans remaining intact for 2016, the life insurance industry established a new record of funding at approximately $75 billion. The commercial mortgage portfolio credit metrics showed continued improvement in 2016; nevertheless, there are several loans in the portfolio that exhibit greater risk due to the lack of a clear exit strategy as it relates to the location of the collateral, sponsorship and/or tenancy. Based on the underwriting today, the aforementioned potential risks are being carefully considered with respect to market liquidity, repeat sponsors with ample financial strength and appropriate credit tenancy analysis. The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.

65

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

As of December 31, 2016 and 2015, the Company held $92.4 million and $103.8 million, respectively, of commercial mortgage-backed securities (“CMBS”). The fair value of the Company’s CMBS was $94.5 million and $109.4 million at December 31, 2016 and December 31, 2015, respectively. The Company had other-than-temporary impairments related to CMBS investments of $1.8 million and $2.6 million as of December 31, 2016 and 2015, respectively. It is unclear how long it will take for a return to normal market conditions. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of the respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses. For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2016, the Company’s over-the-counter notional exposure to derivative counterparties totaled $616.5 million with a combined market value of $35.4 million owed to the Company by these derivative counterparties. To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2016, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $3.4 million. For more information on derivatives see Note O - Derivative Financial Instruments.

The Company also is subject to the risk that the issuers of, or other obligors of, securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

66

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•	In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. As of December 31, 2016, the Company had outstanding $791.7 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

•	The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate required to be paid under the contracts and the rate of return earned on general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates earned on general account investments, thereby reducing spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability. An increase in interest rates would also adversely affect the fair values of bonds.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

67

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

•	Low or declining interest rates tend to decrease the yield the Company earns on its portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which it is contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return it earns on the portfolio of investments supporting those products.

•	In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from its portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield it earns on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets purchased with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims.

If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

68

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match the respective pricing assumptions or past results. As a result, the Company’s summary of operations could be materially adversely affected.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, that are made for the benefit of the consumer sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

Federal legislation and administrative policies can significantly and adversely affect insurance companies, including policies regarding financial services regulation, securities regulation, derivatives regulation, pension regulation, health care regulation, privacy, tort reform legislation and taxation. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies.

69

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

In April 2016, the Department of Labor (“DOL”) released a final regulation redefining who is a “Fiduciary,” as well as new class exemptions from the prohibited transaction provisions, (collectively, the “Rule”) under the Employee Retirement Income Security Act (“ERISA”). Under the revised Fiduciary definition, virtually all registered representatives providing advice to an ERISA governed plan, a plan fiduciary, plan participant or Individual Retirement Account (“IRA”) investor will be considered a Fiduciary on the regulation’s applicability date, April 10, 2017. Typical brokerage commissions for securities products would result in Prohibited Transactions for Fiduciaries, requiring the use of a new Prohibited Transaction Exemption, known as the Best Interest Contract Exemption (“BICE”). The definition of the term “Fiduciary” is currently under review, with a potential outcome that could rescind or revise the current rule as well as change the applicability date. The Company will monitor the DOL study once it is undertaken by the DOL, and adapt to any resulting changes in the regulation.

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $63.6 million into existing limited partnerships due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2016, the Company had accrued assessment charges of $0.6 million with expected payment over the next ten years. The Company has also recorded a related asset of $1.3 million for premium tax credits, which are expected to be realized through 2025.

70

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

J. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company currently leases rights to the use of certain data processing hardware from NTT Data (formerly known as Dell Systems Corporation). This agreement was extended through January 31, 2025. The following is a schedule of future minimum lease payments as of December 31, 2016:

Operating
Year	Leases
(In Millions)
2017	$6.0
2018	6.0
2019	6.0
2020	6.0
2021	6.0
Thereafter	18.5
Total minimum lease payments	$48.5

The Company also has a services contract with NTT Data (formerly Dell). In total, the Company paid $13.4 million and $15.0 million in 2016 and 2015, respectively.

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The contract expires January 1, 2020. Expense paid under the contract with NTT was $29.6 million and $25.0 million in 2016 and 2015, respectively. The expense paid includes a base amount and variable expenses related to project work performed during the year.

71

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

K. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. As described in Note D - Reinsurance, the Company entered into a reinsurance transaction with Catamount to reinsure the Closed Block policies. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2016 and 2015, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

For the Year Ended December 31,	2016	2015	2014
	(in thousands)
Income Statement Data

Revenues:
Premiums and considerations	$103,404	$116,130	$125,130
Net investment income	139,426	147,944	153,367
Total revenues	242,830	264,074	278,497

Benefits and Expenses:
Change in reserves	(142,140)	(60,190)	(106,642)
Policy benefits	312,436	249,074	304,729
Operating expenses	3,311	3,516	3,736
Commissions	1,049	1,177	1,286
Other expenses	1,192	1,710	1,922
Total benefits and expenses	175,848	195,287	205,031

Dividends to policyholders	(51,996)	(62,187)	(62,464)
Income tax (expense) benefit	(1,438)	2,246	2,489
Net realized capital gains (losses)	3,526	(482)	13,499

Net income	$17,074	$8,364	$26,990

72

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

L. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2016, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

		Separate
	General	Account
	Account	Nonguaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$14,040	$-	$14,040	1.0%
At book value less current surrender charge of 5% or more	145,481	10,993	156,474	10.8%
Total with adjustment or at market value	159,521	10,993	170,514	11.8%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	633,845	157,882	791,727	55.1%
Not subject to discretionary withdrawal	192,187	283,536	475,723	33.1%
Total annuity reserves and deposit fund liabilities - before reinsurance	985,553	452,411	1,437,964	100.0%
Less reinsurance ceded	-	-	-	-
Net annuity reserves and deposit fund liabilities	$985,553	$452,411	$1,437,964	100.0%

M. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2016, were as follows:

	Gross	Net of Loading
	(In Thousands)
Ordinary new business	$6,319	$2,561
Ordinary renewal	35,149	41,190
Total	$41,468	$43,751

73

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

N. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans. All separate account assets are carried at fair value. The Company participates in certain separate accounts.

As of December 31, 2016 and 2015 the Company’s separate account assets included legally insulated assets of $733.1 million and $714.8 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $6.9 million and $6.1 million as of December 31, 2016 and 2015, respectively. The seed money is invested pursuant to general account directives.

	2016	2015
	(In Thousands)
Separate account premiums and considerations	$24,265	$23,718

Reserves for accounts with assets at fair value	732,028	712,796

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2016	2015
	(In Thousands)
Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of 5% or more	$28,526	$34,036

Subject to discretionary withdrawal without adjustment - At book value (which equals fair value) less surrender charge of less than 5%	419,965	420,275

Not subject to discretionary withdrawal	283,537	258,485
Total reserves	$732,028	$712,796

A reconciliation of net transfers to (from) separate accounts during the years ended December 31, was as follows:

	2016	2015	2014
	(In Thousands)
Net transfers to (from) separate accounts	$(17,564)	$(27,251)	$(23,509)
Reconciling items	238	420	542
Total	$(17,326)	$(26,831)	$(22,967)

74

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

N. Separate Accounts (continued)

As of December 31, 2016, the general account had a maximum guarantee for separate account liabilities of $3.0 million. Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

As of December 31,
2016	$3,725
2015	72,356
2014	89
2013	127,084
2012	105,380

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

As of December 31,
2016	$48,001
2015	57,215
2014	59,021
2013	63,295
2012	73,322

O. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, interest rate swaps, swaptions, forwards and futures based on the Standard & Poor’s (“S&P 500”), Russell 2000 and the MSCI Emerging Markets indices in order to hedge its obligation with respect to indexed products. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased, are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indices are below a certain level. If the related index decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash, cash equivalents and securities as collateral for any excess exposure and records the collateral received as a liability.

75

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

O. Derivative Financial Instruments (continued)

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at expiration. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options only from highly rated counterparties. However, in the event the counterparty failed to perform, the Company’s loss would be equal to the fair value of the net options, less any collateral held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option, futures, or swap contracts. The amount of collateral that may be required for future or swap trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

As part of managing interest rate risk in its funding agreement business, the Company also enters into interest rate swaps. These swaps are primarily pay -fixed for receive -floating interest rate swaps designed to mitigate the interest rate risk in the assets used to back the funding agreements. These swaps are in qualifying hedging relationships and are therefore held in the same manner in which the hedged instruments are recorded.

The face or contract amount of futures, options purchased, options written, swaptions purchased, and interest rate swaps (original amount for futures, notional amounts for options and swaps) at December 31 were as follows:

	2016	2015
	(In Thousands)
Futures	$1,881	$2,469
Options purchased	524,890	435,600
Swaptions purchased	500,000	500,000
Interest rate swaps	72,350	73,350
Options written	482,620	396,140

76

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

O. Derivative Financial Instruments (continued)

The carrying value of options, swaps, swaptions and futures at December 31 were as follows:

	2016	2015	Primary Underlying Risk Exposure
	(In Thousands)
Options purchased	$49,591	$17,098	Equity market
Swaptions purchased	1,256	1,161	Interest rates
Interest rate swaps	716	1,449	Interest rates
Options written	(16,302)	(3,785)	Equity market
Futures purchased	106	111	Equity market
Net carrying value	$35,367	$16,034

P. Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

	2016		2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Thousands)
Bonds	$5,285,283	$5,536,784	$5,260,983	$5,475,363
Preferred stocks	11,000	11,049	10,000	9,992
Mortgage loans	556,144	566,169	551,902	573,496
Policy loans	526,657	628,740	533,875	671,169
Investment product liabilities	717,565	698,146	726,100	701,232

Fair value for bonds and preferred stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

77

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2016 and December 31, 2015

P. Fair Value of Financial Instruments (continued)

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

78

National Variable

Life Insurance Account

(A Separate Account of National Life Insurance Company)

Financial Statements

********

December 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company

and Policyholders of National Variable Life Insurance Account:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts (Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alliance Bernstein International Growth Fund, Alliance Bernstein International Growth Fund, Alliance Bernstein International Value Fund, Alliance Bernstein Small/Mid Cap Value Fund, Alliance Bernstein Value Fund, American Century Income & Growth Portfolio, American Century Inflation Protection Portfolio, American Century International Portfolio, American Century Ultra Portfolio, American Century Value Portfolio, Deutsche Equity 500 Index Fund, Deutsche Small Cap Index Fund, Deutsche Large Cap Value VIP Portfolio, Deutsche Small Mid Cap Value VIP Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Opportunistic Small Cap Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, Fidelity VIPF Equity Income Portfolio, Fidelity VIPF Growth Portfolio, Fidelity VIPF High Income Portfolio, Fidelity VIPF Overseas Portfolio, Fidelity VIPF II Contrafund Portfolio, Fidelity VIPF II Index 500 Portfolio, Fidelity VIPF III Mid Cap Portfolio, Fidelity VIPF III Value Strategies Portfolio, Fidelity VIPF V Investment Grade Bond Portfolio, Fidelity VIPF V Money Market, Franklin Templeton Foreign Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Mutual Global Discovery Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small Mid Cap Growth Securities Fund, Franklin Templeton US Government Securities Fund, Invesco Global Health Care Fund, Invesco Mid Cap Growth Fund, Invesco Technology Fund, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Large Cap Value Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Mid Cap Growth Class S Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Conservative Balanced/VA Fund, Oppenheimer Global Strategic Income/VA Fund, Oppenheimer Main Street Small Cap/VA Fund, Sentinel Balanced Fund, Sentinel Bond Fund, Sentinel Common Stock Fund, Sentinel Mid Cap Growth Fund, Sentinel Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, T Rowe Price Personal Strategy Balanced Portfolio, Van Eck Emerging Markets Fund, Van Eck Global Hard Assets Fund, Van Eck Unconstrained Emerging Markets Bond Fund, Wells Fargo Discovery Fund and Wells Fargo Opportunity Fund) constituting the National Variable Life Insurance Account (a Separate Account of National Life Insurance Company, the "Sponsor Company") at December 31, 2016, the results of each of their operations for the period then ended, and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the sub-accounts' advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 26, 2017

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2016

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value (policyholder accumulation units and unit value):		Accumulation Units	Unit Value	Accumulation Units	Unit Value	Accumulation Units	Unit Value	Accumulation Units	Unit Value

Alger Portfolios
Capital Appreciation Portfolio	$2,419,616	83,439.72	23.45	1,540.54	34.37	9,362.88	27.09	15,445.68	10.12
Large Cap Growth Portfolio	$14,168,146	375,451.52	33.69	8,591.69	28.00	35,752.27	17.88	6,170.27	103.41
Small Cap Growth Portfolio	$7,221,746	295,911.77	23.53	255.51	28.78	161.54	22.91	2,695.27	91.85
Alliance Bernstein Variable Products Series
International Growth Fund	$165,609	6,064.47	15.63	2,624.15	16.80	1,591.72	16.80	-	-
International Value Fund	$2,474,269	133,423.13	14.99	14,738.85	16.11	14,715.96	16.11	-	-
Small/Mid Cap Value Fund	$1,708,152	40,115.09	35.33	2,356.13	37.99	5,302.96	37.99	-	-
Value Fund	$35,234	1,260.87	22.92	257.31	24.64	-	-	-	-
American Century Variable Portfolios
Income & Growth Portfolio	$3,239,479	132,759.96	22.27	-	-	8,037.42	26.01	4,793.37	15.50
Inflation Protection Portfolio	$1,175,614	60,884.28	14.55	1,719.23	14.38	9,991.96	16.30	63,372.15	1.61
International Portfolio	$3,878,226	199,847.92	16.69	7,249.64	18.80	21,754.67	18.70	-	-
Ultra Portfolio	$146,354	5,486.95	20.40	-	-	1,507.12	22.85	-	-
Value Portfolio	$7,348,593	184,804.86	35.50	1,316.08	27.43	11,288.47	37.60	12,667.61	25.84
Deutsche Investment VIT Funds
Equity 500 Index Fund	$752,277	-	-	-	-	-	-	25,239.99	29.80
Small Cap Index Fund	$1,038,856	18,540.19	29.35	1,182.09	31.56	-	-	12,421.10	36.82
Deutsche Variable Series II
Large Cap Value VIP Portfolio	$261,874	19,560.47	13.26	-	-	168.26	14.86	-	-
Small Mid Cap Value VIP Portfolio	$2,135,910	67,797.02	27.18	2,616.73	29.54	7,099.70	30.45	-	-
Dreyfus Variable Investment Fund
Appreciation Portfolio	$579,785	26,071.22	19.99	-	-	2,621.90	22.39	-	-
Opportunistic Small Cap Portfolio	$164,744	9,293.66	17.73	-	-	-	-	-	-
Quality Bond Portfolio	$344,323	22,380.25	14.62	-	-	1,047.91	16.38	-	-
Socially Responsible Growth Fund	$264,504	18,054.70	14.42	-	-	247.32	16.66	-	-

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2016

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value (policyholder accumulation units and unit value):		Accumulation Units	Unit Value	Accumulation Units	Unit Value	Accumulation Units	Unit Value	Accumulation Units	Unit Value

Fidelity Variable Insurance Products
VIPF Equity Income Portfolio	$9,837,378	124,394.02	78.09	431.22	28.54	4,478.37	24.85	-	-
VIPF Growth Portfolio	$15,366,287	178,574.60	79.18	510.26	29.93	45,721.82	26.51	-	-
VIPF High Income Portfolio	$4,631,961	86,194.74	50.10	1,515.37	23.71	14,204.72	19.56	-	-
VIPF Overseas Portfolio	$8,528,437	233,658.25	32.71	13,623.91	18.03	22,522.53	16.06	90,132.78	3.09
VIPF II Contrafund Portfolio	$13,109,024	247,366.03	46.87	5,773.77	29.31	33,999.92	39.59	-	-
VIPF II Index 500 Portfolio	$46,108,286	584,836.56	63.91	51,386.66	29.65	259,668.28	27.75	-	-
VIPF III Mid Cap Portfolio	$4,097,422	117,564.87	30.62	4,424.96	31.03	10,485.21	34.31	-	-
VIPF III Value Strategies Portfolio	$212,277	5,209.49	33.89	980.61	36.44	-	-	-	-
VIPF V Investment Grade Bond Portfolio	$5,760,477	267,392.93	19.18	3,047.82	15.88	21,464.17	22.15	41,116.45	2.64
VIPF V Money Market	$9,120,804	481,051.94	13.14	4,225.67	10.03	84,040.73	14.18	1,194,102.70	1.31
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	$1,729,945	93,172.37	16.46	1,137.78	18.14	9,548.77	18.44	-	-
Global Real Estate Fund	$991,412	62,471.81	15.73	-	-	504.20	17.62	-	-
Mutual Global Discovery Securities Fund	$395,643	17,848.65	21.16	626.26	22.75	166.96	22.75	-	-
Mutual Shares Securities Fund	$813,318	33,622.37	20.22	1,514.81	24.50	4,261.62	22.65	-	-
Small Cap Value Securities Fund	$750,007	21,610.07	28.05	884.95	32.98	3,649.28	31.42	-	-
Small Mid Cap Growth Securities Fund	$244,085	8,853.97	20.92	1,351.30	29.20	827.73	23.44	-	-
US Government Securities Fund	$413,291	32,404.40	11.58	1,821.34	12.45	1,247.37	12.45	-	-
Invesco Variable Insurance Funds
Global Health Care Fund	$2,354,681	111,977.45	19.62	-	-	4,944.37	22.67	10,437.98	4.32
Mid Cap Growth Fund	$835,705	57,975.60	14.30	-	-	142.11	14.91	319.50	14.83
Technology Fund	$1,650,923	206,207.60	7.66	-	-	5,544.76	8.85	9,165.25	2.41
JP Morgan Insurance Trust
Small Cap Core Portfolio	$1,480,383	36,089.53	32.69	-	-	8,998.21	32.15	255.80	43.73
Morgan Stanley Investment Funds
Core Plus Fixed Income Portfolio	$2,656,423	-	-	-	-	-	-	1,219,746.12	2.18
Emerging Markets Equity Portfolio	$349,931	-	-	-	-	-	-	138,269.50	2.53
US Real Estate Portfolio	$84,803	-	-	-	-	-	-	14,846.15	5.71

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF NET ASSETS

December 31, 2016

Total Assets and Net Assets:

		VariTrak		Investor Select		Estate Provider		Benefit Provider
		Product		Product		Product		Product
Investments in shares of mutual fund portfolios at market value (policyholder accumulation units and unit value):		Accumulation Units	Unit Value	Accumulation Units	Unit Value	Accumulation Units	Unit Value	Accumulation Units	Unit Value

Neuberger Berman Advisors Management Trust
Large Cap Value Portfolio	$1,948,942	63,500.13	23.18	147.87	31.34	12,537.67	24.89	3,426.95	46.84
Mid Cap Growth Portfolio	$412,693	13,592.05	27.18	1,393.96	28.80	101.15	30.45	-	-
Mid Cap Growth Class S Portfolio	$515,329	39,358.29	9.90	-	-	12,583.58	10.00	-	-
Short Duration Bond Portfolio	$2,463,392	187,232.66	11.07	7,015.51	13.24	24,087.29	12.40	-	-
Socially Responsive Portfolio	$14,021	355.01	26.74	157.44	28.75	-	-	-	-
Oppenheimer Variable Account Funds
Conservative Balanced/VA Fund	$102,096	5,367.04	18.58	118.33	19.98	-	-	-	-
Global Strategic Income/VA Fund	$502,956	26,760.24	16.04	3,944.64	17.25	330.78	17.25	-	-
Main Street Small Cap/VA Fund	$68,425	1,885.53	33.48	147.37	35.99	-	-	-	-
Sentinel Variable Products Trust
Balanced Fund	$4,588,330	128,109.53	31.81	2,154.19	22.08	14,621.28	26.81	1,806.26	41.10
Bond Fund	$5,770,553	215,438.38	22.98	8,031.08	14.40	29,466.92	23.88	21.92	23.70
Common Stock Fund	$30,101,973	598,435.34	44.11	11,005.53	28.49	33,826.18	32.81	73,522.12	31.05
Mid Cap Growth Fund (1)	-	-	-	-	-	-	-	-	-
Small Company Fund	$25,872,840	272,436.07	82.92	8,972.08	32.10	32,846.77	64.43	18,616.58	47.15
T Rowe Price Equity Series
Blue Chip Growth Portfolio	$1,483,124	53,609.80	24.31	1,978.85	34.33	4,115.92	27.23	-	-
Equity Income Portfolio	$4,583,801	179,683.12	20.77	6,207.02	25.68	29,759.82	23.27	-	-
Health Sciences Portfolio	$3,463,294	80,104.14	41.48	864.05	47.30	2,149.73	46.47	-	-
Personal Strategy Balanced Portfolio	$304,196	13,920.66	21.85	-	-	-	-	-	-
Van Eck VIP Trust
Emerging Markets Fund	$1,554,896	46,987.12	24.49	9,714.05	26.33	5,631.74	26.33	-	-
Global Hard Assets Fund	$1,406,835	87,979.01	13.91	6,452.65	14.96	5,761.39	14.96	-	-
Unconstrained Emerging Markets Bond Fund	$1,036,021	79,136.68	10.92	5,114.89	11.74	9,514.46	11.74	-	-
Wells Fargo Variable Trust
Discovery Fund	$6,439,850	186,921.30	31.70	-	-	11,997.80	38.26	1,082.53	50.62
Opportunity Fund	$4,670,316	77,207.35	35.25	-	-	17,928.32	38.24	15,235.61	82.90

(1) During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Alger Portfolios	Alger Portfolios	Alger Portfolios	Alliance Bernstein	Alliance Bernstein
	Capital	Large Cap	Small Cap	International	International
	Appreciation	Growth	Growth	Growth	Value

Investment income:
Dividend income	$4,567	$-	$-	$-	$31,890

Expenses:
Mortality and expense risk and administrative charges	18,714	117,823	60,200	885	18,573

Net investment income (loss)	(14,147)	(117,823)	(60,200)	(885)	13,317

Realized and unrealized gain (loss) on investments:

Capital gains distributions	18,933	52,102	1,000,144	-	-

Net realized gain (loss) from shares sold	108,726	502,427	(247,399)	910	4,309

Net unrealized appreciation (depreciation) on investments	(122,870)	(669,544)	(307,305)	(12,148)	(46,789)

Net realized and unrealized gain (loss) on investments	4,789	(115,015)	445,440	(11,238)	(42,480)

Increase (decrease) in net assets resulting from operations	$(9,358)	$(232,838)	$385,240	$(12,123)	$(29,163)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Small Mid Cap		Income &	Inflation
	Value	Value	Growth	Protection	International

Investment income:
Dividend income	$9,880	$799	$76,154	$25,132	$40,259

Expenses:
Mortality and expense risk and administrative charges	12,973	495	26,642	8,648	31,630

Net investment income (loss)	(3,093)	304	49,512	16,484	8,629

Realized and unrealized gain (loss) on investments:

Capital gains distributions	92,831	-	62,238	8,765	-

Net realized gain (loss) from shares sold	91,864	4,412	198,225	(12,819)	94,080

Net unrealized appreciation (depreciation) on investments	176,935	(413)	73,318	33,327	(354,998)

Net realized and unrealized gain (loss) on investments	361,630	3,999	333,781	29,273	(260,918)

Increase (decrease) in net assets resulting from operations	$358,537	$4,303	$383,293	$45,757	$(252,289)

 The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	American Century	American Century	Deutsche	Deutsche	Deutsche
	Variable Portfolios	Variable Portfolios	Investment VIT	Investment VIT	Variable Series II
			Equity 500	Small Cap	Large Cap
	Ultra	Value	Index	Index	Value VIP

Investment income:
Dividend income	$466	$120,823	$14,222	$9,061	$2,001

Expenses:
Mortality and expense risk and administrative charges	958	56,951	837	4,345	2,504

Net investment income (loss)	(492)	63,872	13,385	4,716	(503)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	5,519	-	53,044	62,913	14,341

Net realized gain (loss) from shares sold	10,436	446,080	4,898	20,809	9,803

Net unrealized appreciation (depreciation) on investments	(9,472)	744,566	6,424	92,788	(39,764)

Net realized and unrealized gain (loss) on investments	6,483	1,190,646	64,366	176,510	(15,620)

Increase (decrease) in net assets resulting from operations	$5,991	$1,254,518	$77,751	$181,226	$(16,123)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Deutsche	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Series II	Investment	Investment	Investment	Investment
	Small Mid Cap		Opportunistic	Quality	Socially
	Value	Appreciation	Small Cap	Bond	Responsible

Investment income:
Dividend income	$4,584	$9,170	$-	$6,031	$3,027

Expenses:
Mortality and expense risk and administrative charges	15,888	4,536	1,298	2,947	2,120

Net investment income (loss)	(11,304)	4,634	(1,298)	3,084	907

Realized and unrealized gain (loss) on investments:

Capital gains distributions	208,960	80,486	11,427	-	23,003

Net realized gain (loss) from shares sold	115,414	14,780	6,127	1,989	3,791

Net unrealized appreciation (depreciation) on investments	(26,276)	(62,012)	7,319	(2,913)	(5,531)

Net realized and unrealized gain (loss) on investments	298,098	33,254	24,873	(924)	21,263

Increase (decrease) in net assets resulting from operations	$286,794	$37,888	$23,575	$2,160	$22,170

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	VIPF Equity	VIPF	VIPF High	VIPF	VIPF II
	Income	Growth	Income	Overseas	Contrafund

Investment income:
Dividend income	$211,495	$5,957	$237,436	$126,959	$103,336

Expenses:
Mortality and expense risk and administrative charges	82,402	131,230	38,848	71,207	105,175

Net investment income (loss)	129,093	(125,273)	198,588	55,752	(1,839)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	607,912	1,499,308	-	15,047	1,019,987

Net realized gain (loss) from shares sold	187,278	596,040	33,447	91,069	447,793

Net unrealized appreciation (depreciation) on investments	547,893	(1,996,949)	348,996	(692,810)	(606,701)

Net realized and unrealized gain (loss) on investments	1,343,083	98,399	382,443	(586,694)	861,079

Increase (decrease) in net assets resulting from operations	$1,472,176	$(26,874)	$581,031	$(530,942)	$859,240

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Franklin Templeton
	Insurance	Insurance	Insurance	Insurance	Insurance	Variable Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Products Trust
	VIPF II	VIPF III	VIPFIII	VIPF V	VIPF V	Foreign
	Index 500	Mid Cap	Value Strategies	Investment Grade	Money Market	Securities

Investment income:
Dividend income	$646,840	$19,608	$2,277	$136,732	$9,536	$32,474

Expenses:
Mortality and expense risk and administrative charges	341,318	31,369	1,467	48,315	68,100	13,710

Net investment income (loss)	305,522	(11,761)	810	88,417	(58,564)	18,764

Realized and unrealized gain (loss) on investments:

Capital gains distributions	45,778	231,691	-	2,796	-	29,086

Net realized gain (loss) from shares sold	1,636,442	85,988	4,885	17,129	-	26,677

Net unrealized appreciation (depreciation) on investments	2,620,856	118,737	10,972	117,421	-	24,880

Net realized and unrealized gain (loss) on investments	4,303,076	436,416	15,857	137,346	-	80,643

Increase (decrease) in net assets resulting from operations	$4,608,598	$424,655	$16,667	$225,763	$(58,564)	$99,407

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Global	Mutual Global	Mutual	Small Cap	Small Mid Cap
	Real Estate	Discovery	Shares	Value	Growth

Investment income:
Dividend income	$12,583	$6,986	$15,521	$5,277	$-

Expenses:
Mortality and expense risk and administrative charges	9,261	3,170	6,295	5,021	1,981

Net investment income (loss)	3,322	3,816	9,226	256	(1,981)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	28,358	63,941	96,977	30,157

Net realized gain (loss) from shares sold	49,168	(2,144)	34,495	21,669	(24,703)

Net unrealized appreciation (depreciation) on investments	(53,150)	9,796	826	51,182	4,991

Net realized and unrealized gain (loss) on investments	(3,982)	36,010	99,262	169,828	10,445

Increase (decrease) in net assets resulting from operations	$(660)	$39,826	$108,488	$170,084	$8,464

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton	Invesco	Invesco	Invesco	JP Morgan
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Insurance
	Products Trust	Funds	Funds	Funds	Trust
		Global Health	Mid Cap		Small Cap
	US Government	Care	Growth	Technology	Core

Investment income:
Dividend income	$10,735	$-	$-	$-	$7,055

Expenses:
Mortality and expense risk and administrative charges	3,555	21,952	7,641	13,891	10,250

Net investment income (loss)	7,180	(21,952)	(7,641)	(13,891)	(3,195)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	387,906	87,403	73,194	110,255

Net realized gain (loss) from shares sold	(22,718)	161,694	28,016	55,086	66,812

Net unrealized appreciation (depreciation) on investments	18,893	(871,133)	(109,629)	(142,203)	75,362

Net realized and unrealized gain (loss) on investments	(3,825)	(321,533)	5,790	(13,923)	252,429

Increase (decrease) in net assets resulting from operations	$3,355	$(343,485)	$(1,851)	$(27,814)	$249,234

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

				Neuberger Berman	Neuberger Berman
	Morgan Stanley	Morgan Stanley	Morgan Stanley	Advisors	Advisors
	Investment Funds	Investment Funds	Investment Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Large Cap	Mid Cap
	Fixed Income	Equity	US Real Estate	Value	Growth

Investment income:
Dividend income	$47,833	$2,149	$1,436	$14,110	$-

Expenses:
Mortality and expense risk and administrative charges	3,116	489	126	12,916	3,582

Net investment income (loss)	44,717	1,660	1,310	1,194	(3,582)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	-	-	154,678	20,477

Net realized gain (loss) from shares sold	2,202	14,205	10,092	154,412	(9,888)

Net unrealized appreciation (depreciation) on investments	99,861	18,067	(5,589)	85,249	7,728

Net realized and unrealized gain (loss) on investments	102,063	32,272	4,503	394,339	18,317

Increase (decrease) in net assets resulting from operations	$146,780	$33,932	$5,813	$395,533	$14,735

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Oppenheimer	Oppenheimer
	Advisors	Advisors	Advisors	Variable Account	Variable Account
	Management Trust	Management Trust	Management Trust	Funds	Funds
	Mid Cap Growth	Short Duration	Socially	Conservative	Global Strategic
	Class S	Bond	Responsive	Balanced/VA	Income/VA

Investment income:
Dividend income	$-	$29,545	$95	$2,091	$22,598

Expenses:
Mortality and expense risk and administrative charges	3,904	19,987	62	871	3,835

Net investment income (loss)	(3,904)	9,558	33	1,220	18,763

Realized and unrealized gain (loss) on investments:

Capital gains distributions	25,847	-	488	-	-

Net realized gain (loss) from shares sold	(3,719)	(37,864)	522	2,476	(6,439)

Net unrealized appreciation (depreciation)on investments	1,500	38,752	(30)	45	13,609

Net realized and unrealized gain (loss) on investments	23,628	888	980	2,521	7,170

Increase (decrease) in net assets resulting from operations	$19,724	$10,446	$1,013	$3,741	$25,933

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Oppenheimer	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable Account	Variable	Variable	Variable	Variable	Variable
	Funds	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Main Street				Mid Cap
	Small Cap/VA	Balanced	Bond	Common Stock	Growth (1)	Small Company

Investment income:
Dividend income	$200	$61,311	$119,636	$482,065	$12,543	$16,134

Expenses:
Mortality and expense risk and administrative charges	685	35,224	48,188	236,472	29,098	168,014

Net investment income (loss)	(485)	26,087	71,448	245,593	(16,555)	(151,880)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	3,078	74,565	-	2,481,925	745,857	1,795,880

Net realized gain (loss) from shares sold	(12,274)	47,868	(65,786)	727,006	(537,247)	302,805

Net unrealized appreciation (depreciation) on investments	21,836	127,057	(1,260)	(566,086)	63,381	2,106,742

Net realized and unrealized gain (loss) on investments	12,640	249,490	(67,046)	2,642,845	271,991	4,205,427

Increase (decrease) in net assets resulting from operations	$12,155	$275,577	$4,402	$2,888,438	$255,436	$4,053,547

(1) During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price	Van Eck	Van Eck
	Equity Series	Equity Series	Equity Series	Equity Series	VIP Trust	VIP Trust
	Blue Chip			Personal Strategy	Emerging	Global
	Growth	Equity Income	Health Sciences	Balanced	Markets	Hard Assets

Investment income:
Dividend income	$-	$89,242	$-	$5,090	$7,288	$5,395

Expenses:
Mortality and expense risk and administrative charges	11,509	34,910	29,802	2,741	11,240	10,932

Net investment income (loss)	(11,509)	54,332	(29,802)	2,349	(3,952)	(5,537)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	426,756	26,287	6,841	7,895	-

Net realized gain (loss) from shares sold	91,961	302,361	80,381	(3,110)	(8,694)	(87,017)

Net unrealized appreciation (depreciation) on investments	(85,845)	(51,601)	(434,823)	10,442	5,100	577,072

Net realized and unrealized gain (loss) on investments	6,116	677,516	(328,155)	14,173	4,301	490,055

Increase (decrease) in net assets resulting from operations	$(5,393)	$731,848	$(357,957)	$16,522	$349	$484,518

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Van Eck	Wells Fargo	Wells Fargo
	VIP Trust	Variable Trust	Variable Trust
	Unconstrained
	Emerging Markets	Discovery	Opportunity
Investment income:
Dividend income	$-	$-	$90,485

Expenses:
Mortality and expense risk and administrative charges	8,328	54,162	26,503

Net investment income (loss)	(8,328)	(54,162)	63,982

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	482,883	449,237

Net realized gain (loss) from shares sold	(57,601)	338,476	188,309

Net unrealized appreciation (depreciation) on investments	122,815	(344,020)	(211,096)

Net realized and unrealized gain (loss) on investments	65,214	477,339	426,450

Increase (decrease) in net assets resulting from operations	$56,886	$423,177	$490,432

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Alger Portfolios	Alger Portfolios	Alger Portfolios	Alliance Bernstein	Alliance Bernstein
	Capital	Large Cap	Small Cap	International	International
	Appreciation	Growth	Growth	Growth	Value
Net investment income (loss)	$(14,147)	$(117,823)	$(60,200)	$(885)	$13,317

Realized and unrealized gain (loss) on investments:

Capital gains distributions	18,933	52,102	1,000,144	-	-
Net realized gain (loss) from shares sold	108,726	502,427	(247,399)	910	4,309
Net unrealized appreciation (depreciation) on investments	(122,870)	(669,544)	(307,305)	(12,148)	(46,789)

Net realized and unrealized gain (loss) on investments	4,789	(115,015)	445,440	(11,238)	(42,480)

Increase (decrease) in net assets resulting from operations	(9,358)	(232,838)	385,240	(12,123)	(29,163)

Accumulation unit transactions:
Participant deposits	145,878	953,558	406,958	18,672	186,606
Transfers between investment sub-accounts and general account, net	25,176	362,332	(2,143)	12,091	153,468
Net surrenders and lapses	(133,394)	(943,826)	(491,623)	(5,936)	(141,313)
Contract benefits	-	(28,137)	(11,487)	-	(665)
Loan interest received	9,543	85,242	49,791	767	11,605
Transfers for policy loans	(88,129)	(302,253)	(71,395)	(2,539)	(25,203)
Contract charges	(102,102)	(764,039)	(391,019)	(10,411)	(134,901)
Other	10,517	62,234	32,531	482	9,057

Total net accumulation unit transactions	(132,511)	(574,889)	(478,387)	13,126	58,654

Increase (decrease) in net assets	(141,869)	(807,727)	(93,147)	1,003	29,491

Net assets, beginning of period	$2,561,485	$14,975,873	$7,314,893	$164,606	$2,444,778

Net assets, end of period	$2,419,616	$14,168,146	$7,221,746	$165,609	$2,474,269

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Small Mid Cap		Income &	Inflation
	Value	Value	Growth	Protection	International

Net investment income (loss)	$(3,093)	$304	$49,512	$16,484	$8,629

Realized and unrealized gain (loss) on investments:

Capital gains distributions	92,831	-	62,238	8,765	-
Net realized gain (loss) from shares sold	91,864	4,412	198,225	(12,819)	94,080
Net unrealized appreciation (depreciation) on investments	176,935	(413)	73,318	33,327	(354,998)

Net realized and unrealized gain (loss) on investments	361,630	3,999	333,781	29,273	(260,918)

Increase (decrease) in net assets resulting from operations	358,537	4,303	383,293	45,757	(252,289)

Accumulation unit transactions:
Participant deposits	119,396	4,667	226,430	100,466	316,438
Transfers between investment sub-accounts and general account, net	(145,199)	(14,702)	(48,629)	(18,201)	244,588
Net surrenders and lapses	(98,081)	(30,433)	(277,300)	(114,943)	(251,261)
Contract benefits	(457)	-	(17,299)	(601)	(661)
Loan interest received	7,874	-	13,987	10,768	20,037
Transfers for policy loans	(18,964)	-	(130,108)	(11,692)	(41,279)
Contract charges	(87,889)	(3,867)	(203,733)	(73,146)	(219,936)
Other	6,509	736	15,066	4,930	15,774

Total net accumulation unit transactions	(216,811)	(43,599)	(421,586)	(102,419)	83,700

Increase (decrease) in net assets	141,726	(39,296)	(38,293)	(56,662)	(168,589)

Net assets, beginning of period	$1,566,426	$74,530	$3,277,772	$1,232,276	$4,046,815

Net assets, end of period	$1,708,152	$35,234	$3,239,479	$1,175,614	$3,878,226

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	American Century	American Century	Deutsche	Deutsche	Deutsche
	Variable Portfolios	Variable Portfolios	Investment VIT	Investment VIT	Variable Series II
			Equity 500	Small Cap	Large Cap
	Ultra	Value	Index	Index	Value VIP
Net investment income (loss)	$(492)	$63,872	$13,385	$4,716	$(503)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	5,519	-	53,044	62,913	14,341
Net realized gain (loss) from shares sold	10,436	446,080	4,898	20,809	9,803
Net unrealized appreciation (depreciation) on investments	(9,472)	744,566	6,424	92,788	(39,764)

Net realized and unrealized gain (loss) on investments	6,483	1,190,646	64,366	176,510	(15,620)

Increase (decrease) in net assets resulting from operations	5,991	1,254,518	77,751	181,226	(16,123)

Accumulation unit transactions:
Participant deposits	7,689	425,293	27,754	42,007	28,021
Transfers between investment sub-accounts and general account, net	(3,534)	(145,428)	(2,942)	68,584	(3,605)
Net surrenders and lapses	-	(587,088)	(4,639)	(11,380)	(37,749)
Contract benefits	-	(23,906)	-	-	-
Loan interest received	106	28,941	248	2,824	910
Transfers for policy loans	(114)	(85,410)	(264)	(1,266)	(1,289)
Contract charges	(4,180)	(354,550)	(13,364)	(18,815)	(9,664)
Other	644	29,277	14	9,222	1,121

Total net accumulation unit transactions	611	(712,871)	6,807	91,176	(22,255)

Increase (decrease) in net assets	6,602	541,647	84,558	272,402	(38,378)

Net assets, beginning of period	$139,752	$6,806,946	$667,719	$766,454	$300,252

Net assets, end of period	$146,354	$7,348,593	$752,277	$1,038,856	$261,874

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Deutsche	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Series II	Investment	Investment	Investment	Investment
	Small Mid Cap		Opportunistic	Quality	Socially
	Value	Appreciation	Small Cap	Bond	Responsible

Net investment income (loss)	$(11,304)	$4,634	$(1,298)	$3,084	$907

Realized and unrealized gain (loss) on investments:

Capital gains distributions	208,960	80,486	11,427	-	23,003
Net realized gain (loss) from shares sold	115,414	14,780	6,127	1,989	3,791
Net unrealized appreciation (depreciation) on investments	(26,276)	(62,012)	7,319	(2,913)	(5,531)

Net realized and unrealized gain (loss) on investments	298,098	33,254	24,873	(924)	21,263

Increase (decrease) in net assets resulting from operations	286,794	37,888	23,575	2,160	22,170

Accumulation unit transactions:
Participant deposits	144,657	52,312	9,595	25,985	21,129
Transfers between investment sub-accounts and general account, net	(42,358)	(16,470)	(893)	19,047	5,780
Net surrenders and lapses	(164,618)	(23,739)	(4,374)	(18,253)	-
Contract benefits	(450)	-	-	-	(251)
Loan interest received	10,623	3,178	230	756	2,165
Transfers for policy loans	(32,779)	(32)	(281)	(16,175)	(2,554)
Contract charges	(103,812)	(29,797)	(6,973)	(23,856)	(15,451)
Other	7,906	2,114	547	1,622	1,196

Total net accumulation unit transactions	(180,831)	(12,434)	(2,149)	(10,874)	12,014

Increase (decrease) in net assets	105,963	25,454	21,426	(8,714)	34,184

Net assets, beginning of period	$2,029,947	$554,331	$143,318	$353,037	$230,320

Net assets, end of period	$2,135,910	$579,785	$164,744	$344,323	$264,504

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	VIPF Equity	VIPF	VIPF High	VIPF	VIPF II
	Income	Growth	Income	Overseas	Contrafund
Net investment income (loss)	$129,093	$(125,273)	$198,588	$55,752	$(1,839)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	607,912	1,499,308	-	15,047	1,019,987
Net realized gain (loss) from shares sold	187,278	596,040	33,447	91,069	447,793
Net unrealized appreciation (depreciation) on investments	547,893	(1,996,949)	348,996	(692,810)	(606,701)

Net realized and unrealized gain (loss) on investments	1,343,083	98,399	382,443	(586,694)	861,079

Increase (decrease) in net assets resulting from operations	1,472,176	(26,874)	581,031	(530,942)	859,240

Accumulation unit transactions:
Participant deposits	484,315	872,623	306,606	549,108	701,454
Transfers between investment sub-accounts and general account, net	(470,812)	(76,093)	(119,878)	313,197	(124,259)
Net surrenders and lapses	(515,959)	(823,517)	(388,554)	(510,174)	(963,294)
Contract benefits	(50,028)	(1,838)	(8,132)	(19,705)	(17,202)
Loan interest received	45,415	83,358	22,909	52,876	81,353
Transfers for policy loans	(66,415)	(173,996)	(82,033)	(96,633)	(131,563)
Contract charges	(506,679)	(868,587)	(277,236)	(476,842)	(675,525)
Other	39,050	73,639	22,114	39,102	57,284

Total net accumulation unit transactions	(1,041,113)	(914,411)	(524,204)	(149,071)	(1,071,752)

Increase (decrease) in net assets	431,063	(941,285)	56,827	(680,013)	(212,512)

Net assets, beginning of period	$9,406,315	$16,307,572	$4,575,134	$9,208,450	$13,321,536

Net assets, end of period	$9,837,378	$15,366,287	$4,631,961	$8,528,437	$13,109,024

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Franklin Templeton
	Insurance	Insurance	Insurance	Insurance	Insurance	Variable Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Products Trust
	VIPF II	VIPF III	VIPFIII	VIPF V	VIPF V	Foreign
	Index 500	Mid Cap	Value Strategies	Investment Grade	Money Market	Securities

Net investment income (loss)	$305,522	$(11,761)	$810	$88,417	$(58,564)	$18,764

Realized and unrealized gain (loss) on investments:

Capital gains distributions	45,778	231,691	-	2,796	-	29,086
Net realized gain (loss) from shares sold	1,636,442	85,988	4,885	17,129	-	26,677
Net unrealized appreciation (depreciation) on investments	2,620,856	118,737	10,972	117,421	-	24,880

Net realized and unrealized gain (loss) on investments	4,303,076	436,416	15,857	137,346	-	80,643

Increase (decrease) in net assets resulting from operations	4,608,598	424,655	16,667	225,763	(58,564)	99,407

Accumulation unit transactions:
Participant deposits	2,444,294	259,881	16,386	499,073	1,215,308	117,573
Transfers between investment sub-accounts and general account, net	(181,207)	(26,124)	3,063	(5,550)	754,308	(14,591)
Net surrenders and lapses	(2,342,626)	(155,679)	(910)	(426,918)	(1,116,864)	(116,920)
Contract benefits	(119,254)	(531)	-	(2,386)	(27,007)	-
Loan interest received	240,673	22,788	208	32,735	48,081	10,336
Transfers for policy loans	(738,546)	(57,509)	(6,321)	(75,853)	(108,336)	(53,263)
Contract charges	(2,199,822)	(185,891)	(9,762)	(406,211)	(1,254,516)	(72,992)
Other	200,555	16,223	853	27,873	34,663	6,632

Total net accumulation unit transactions	(2,695,933)	(126,842)	3,517	(357,237)	(454,363)	(123,225)

Increase (decrease) in net assets	1,912,665	297,813	20,184	(131,474)	(512,927)	(23,818)

Net assets, beginning of period	$44,195,621	$3,799,609	$192,093	$5,891,951	$9,633,731	$1,753,763

Net assets, end of period	$46,108,286	$4,097,422	$212,277	$5,760,477	$9,120,804	$1,729,945

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Global	Mutual Global	Mutual	Small Cap	Small Mid Cap
	Real Estate	Discovery	Shares	Value	Growth

Net investment income (loss)	$3,322	$3,816	$9,226	$256	$(1,981)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	28,358	63,941	96,977	30,157
Net realized gain (loss) from shares sold	49,168	(2,144)	34,495	21,669	(24,703)
Net unrealized appreciation (depreciation) on investments	(53,150)	9,796	826	51,182	4,991

Net realized and unrealized gain (loss) on investments	(3,982)	36,010	99,262	169,828	10,445

Increase (decrease) in net assets resulting from operations	(660)	39,826	108,488	170,084	8,464

Accumulation unit transactions:
Participant deposits	75,804	19,992	42,179	41,619	27,445
Transfers between investment sub-accounts and general account, net	(4,646)	1,530	(40,629)	(21,621)	(8,177)
Net surrenders and lapses	(88,450)	(38,597)	(82,681)	(26,117)	(43,599)
Contract benefits	(579)	-	-	-	-
Loan interest received	5,683	2,280	3,846	3,656	607
Transfers for policy loans	(11,897)	4,548	(8,445)	11,834	(18,023)
Contract charges	(63,417)	(20,864)	(48,266)	(35,925)	(18,894)
Other	4,735	2,255	3,210	2,735	1,107

Total net accumulation unit transactions	(82,767)	(28,856)	(130,786)	(23,819)	(59,534)

Increase (decrease) in net assets	(83,427)	10,970	(22,298)	146,265	(51,070)

Net assets, beginning of period	$1,074,839	$384,673	$835,616	$603,742	$295,155

Net assets, end of period	$991,412	$395,643	$813,318	$750,007	$244,085

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton	Invesco	Invesco	Invesco	JP Morgan
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Insurance
	Products Trust	Funds	Funds	Funds	Trust
		Global Health	Mid Cap		Small Cap
	US Government	Care	Growth	Technology	Core

Net investment income (loss)	$7,180	$(21,952)	$(7,641)	$(13,891)	$(3,195)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	387,906	87,403	73,194	110,255
Net realized gain (loss) from shares sold	(22,718)	161,694	28,016	55,086	66,812
Net unrealized appreciation (depreciation) on investments	18,893	(871,133)	(109,629)	(142,203)	75,362

Net realized and unrealized gain (loss) on investments	(3,825)	(321,533)	5,790	(13,923)	252,429

Increase (decrease) in net assets resulting from operations	3,355	(343,485)	(1,851)	(27,814)	249,234

Accumulation unit transactions:
Participant deposits	50,361	153,543	55,466	112,875	74,818
Transfers between investment sub-accounts and general account, net	5,362	103,785	9,158	8,098	4,678
Net surrenders and lapses	(497,802)	(266,144)	(72,369)	(73,810)	(79,087)
Contract benefits	-	(15,709)	-	-	(584)
Loan interest received	1,007	11,864	4,160	9,033	5,084
Transfers for policy loans	(1,640)	(40,925)	(30,663)	(31,074)	(16,244)
Contract charges	(40,438)	(118,034)	(42,804)	(71,673)	(79,116)
Other	2,007	10,712	4,021	6,330	6,052

Total net accumulation unit transactions	(481,143)	(160,908)	(73,031)	(40,221)	(84,399)

Increase (decrease) in net assets	(477,788)	(504,393)	(74,882)	(68,035)	164,835

Net assets, beginning of period	$891,079	$2,859,074	$910,587	$1,718,958	$1,315,548

Net assets, end of period	$413,291	$2,354,681	$835,705	$1,650,923	$1,480,383

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

				Neuberger Berman	Neuberger Berman
	Morgan Stanley	Morgan Stanley	Morgan Stanley	Advisors	Advisors
	Investment Funds	Investment Funds	Investment Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Large Cap	Mid Cap
	Fixed Income	Equity	US Real Estate	Value	Growth

Net investment income (loss)	$44,717	$1,660	$1,310	$1,194	$(3,582)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	-	-	154,678	20,477
Net realized gain (loss) from shares sold	2,202	14,205	10,092	154,412	(9,888)
Net unrealized appreciation (depreciation) on investments	99,861	18,067	(5,589)	85,249	7,728

Net realized and unrealized gain (loss) on investments	102,063	32,272	4,503	394,339	18,317

Increase (decrease) in net assets resulting from operations	146,780	33,932	5,813	395,533	14,735

Accumulation unit transactions:
Participant deposits	25,764	4,431	5,825	99,934	35,557
Transfers between investment sub-accounts and general account, net	(7,759)	-	(972)	(51,849)	(8,428)
Net surrenders and lapses	(74,699)	(131,218)	(113,344)	(341,105)	(38,784)
Contract benefits	-	-	-	-	(9,906)
Loan interest received	-	4,417	5,067	6,487	1,117
Transfers for policy loans	-	69,805	79,140	4,343	(41,432)
Contract charges	(25,979)	(9,524)	(7,366)	(99,047)	(18,992)
Other	(3,664)	3,974	(158)	6,603	1,875

Total net accumulation unit transactions	(86,337)	(58,115)	(31,808)	(374,634)	(78,993)

Increase (decrease) in net assets	60,443	(24,183)	(25,995)	20,899	(64,258)

Net assets, beginning of period	$2,595,980	$374,114	$110,798	$1,928,043	$476,951

Net assets, end of period	$2,656,423	$349,931	$84,803	$1,948,942	$412,693

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Oppenheimer	Oppenheimer
	Advisors	Advisors	Advisors	Variable Account	Variable Account
	Management Trust	Management Trust	Management Trust	Funds	Funds
	Mid Cap Growth	Short Duration	Socially	Conservative	Global Strategic
	Class S	Bond	Responsive	Balanced/VA	Income/VA

Net investment income (loss)	$(3,904)	$9,558	$33	$1,220	$18,763

Realized and unrealized gain (loss) on investments:

Capital gains distributions	25,847	-	488	-	-
Net realized gain (loss) from shares sold	(3,719)	(37,864)	522	2,476	(6,439)
Net unrealized appreciation (depreciation) on investments	1,500	38,752	(30)	45	13,609

Net realized and unrealized gain (loss) on investments	23,628	888	980	2,521	7,170

Increase (decrease) in net assets resulting from operations	19,724	10,446	1,013	3,741	25,933

Accumulation unit transactions:
Participant deposits	36,600	198,363	1,702	2,004	38,448
Transfers between investment sub-accounts and general account, net	(2,166)	36,271	3,517	5,935	(4,713)
Net surrenders and lapses	(47,532)	(353,803)	-	(8,805)	(14,674)
Contract benefits	-	(411)	-	-	-
Loan interest received	3,329	17,345	-	106	1,158
Transfers for policy loans	1,202	(63,374)	(407)	(113)	(17,426)
Contract charges	(23,354)	(145,210)	(1,152)	(3,338)	(24,371)
Other	2,236	10,473	34	475	2,133
Total net accumulation unit transactions	(29,685)	(300,346)	3,694	(3,736)	(19,445)

Increase (decrease) in net assets	(9,961)	(289,900)	4,707	5	6,488

Net assets, beginning of period	$525,290	$2,753,292	$9,314	$102,091	$496,468

Net assets, end of period	$515,329	$2,463,392	$14,021	$102,096	$502,956

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Oppenheimer	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable Account	Variable	Variable	Variable	Variable	Variable
	Funds	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Main Street				Mid Cap
	Small Cap/VA	Balanced	Bond	Common Stock	Growth (1)	Small Company

Net investment income (loss)	$(485)	$26,087	$71,448	$245,593	$(16,555)	$(151,880)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	3,078	74,565	-	2,481,925	745,857	1,795,880
Net realized gain (loss) from shares sold	(12,274)	47,868	(65,786)	727,006	(537,247)	302,805
Net unrealized appreciation (depreciation) on investments	21,836	127,057	(1,260)	(566,086)	63,381	2,106,742

Net realized and unrealized gain (loss) on investments	12,640	249,490	(67,046)	2,642,845	271,991	4,205,427

Increase (decrease) in net assets resulting from operations	12,155	275,577	4,402	2,888,438	255,436	4,053,547

Accumulation unit transactions:
Participant deposits	4,629	253,294	505,861	1,836,952	241,075	1,157,684
Transfers between investment sub-accounts and general account, net	11,452	172,195	52,595	(451,962)	(8,164,657)	7,508,612
Net surrenders and lapses	(30,673)	(203,955)	(502,104)	(1,600,695)	(228,311)	(1,404,519)
Contract benefits	-	(200)	(1,695)	(55,448)	(63,186)	(98,551)
Loan interest received	330	16,720	36,848	162,985	22,206	104,145
Transfers for policy loans	(6,682)	(59,513)	(44,294)	(372,078)	(31,464)	(185,368)
Contract charges	(5,185)	(260,603)	(464,484)	(1,763,953)	(232,087)	(1,104,793)
Other	1,379	20,180	27,185	128,966	11,305	87,846

Total net accumulation unit transactions	(24,750)	(61,882)	(390,088)	(2,115,233)	(8,445,119)	6,065,056

Increase (decrease) in net assets	(12,595)	213,695	(385,686)	773,205	(8,189,683)	10,118,603

Net assets, beginning of period	$81,020	$4,374,635	$6,156,239	$29,328,768	$8,189,683	$15,754,237

Net assets, end of period	$68,425	$4,588,330	$5,770,553	$30,101,973	$-	$25,872,840

(1) During 2016, the Sentinel Mid Cap Growth fund was liquidated

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price	Van Eck	Van Eck
	Equity Series	Equity Series	Equity Series	Equity Series	VIP Trust	VIP Trust
	Blue Chip			Personal Strategy	Emerging	Global
	Growth	Equity Income	Health Sciences	Balanced	Markets	Hard Assets

Net investment income (loss)	$(11,509)	$54,332	$(29,802)	$2,349	$(3,952)	$(5,537)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	426,756	26,287	6,841	7,895	-
Net realized gain (loss) from shares sold	91,961	302,361	80,381	(3,110)	(8,694)	(87,017)
Net unrealized appreciation (depreciation) on investments	(85,845)	(51,601)	(434,823)	10,442	5,100	577,072

Net realized and unrealized gain (loss) on investments	6,116	677,516	(328,155)	14,173	4,301	490,055

Increase (decrease) in net assets resulting from operations	(5,393)	731,848	(357,957)	16,522	349	484,518

Accumulation unit transactions:
Participant deposits	111,833	318,938	271,584	22,640	119,091	118,150
Transfers between investment sub-accounts and general account, net	50,152	(288,387)	31,584	(1,080)	34,473	(144,408)
Net surrenders and lapses	(68,301)	(268,566)	(106,754)	-	(74,060)	(72,867)
Contract benefits	-	(896)	-	-	(263)	(315)
Loan interest received	6,294	20,089	37,708	1,063	5,887	5,206
Transfers for policy loans	(36,897)	(59,185)	606,327	(6,357)	(28,499)	(15,652)
Contract charges	(73,710)	(239,377)	(95,959)	(37,637)	(82,812)	(87,539)
Other	6,402	17,527	15,884	1,268	5,497	5,294

Total net accumulation unit transactions	(4,227)	(499,857)	760,374	(20,103)	(20,686)	(192,131)

Increase (decrease) in net assets	(9,620)	231,991	402,417	(3,581)	(20,337)	292,387

Net assets, beginning of period	$1,492,744	$4,351,810	$3,060,877	$307,777	$1,575,233	$1,114,448

Net assets, end of period	$1,483,124	$4,583,801	$3,463,294	$304,196	$1,554,896	$1,406,835

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Van Eck	Wells Fargo	Wells Fargo
	VIP Trust	Variable Trust	Variable Trust
	Unconstrained
	Emerging Markets	Discovery	Opportunity

Net investment income (loss)	$(8,328)	$(54,162)	$63,982

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	482,883	449,237
Net realized gain (loss) from shares sold	(57,601)	338,476	188,309
Net unrealized appreciation (depreciation) on investments	122,815	(344,020)	(211,096)

Net realized and unrealized gain (loss) on investments	65,214	477,339	426,450

Increase (decrease) in net assets resulting from operations	56,886	423,177	490,432

Accumulation unit transactions:
Participant deposits	88,691	333,719	207,277
Transfers between investment sub-accounts and general account, net	(13,001)	(102,121)	(50,763)
Net surrenders and lapses	(61,055)	(540,915)	(246,240)
Contract benefits	(259)	(35,452)	(4,738)
Loan interest received	6,385	24,559	14,932
Transfers for policy loans	(14,573)	(108,211)	(27,096)
Contract charges	(62,174)	(326,380)	(185,892)
Other	4,273	29,898	26,527

Total net accumulation unit transactions	(51,713)	(724,903)	(265,993)

Increase (decrease) in net assets	5,173	(301,726)	224,439

Net assets, beginning of period	$1,030,848	$6,741,576	$4,445,877

Net assets, end of period	$1,036,021	$6,439,850	$4,670,316

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Alger Portfolios	Alger Portfolios	Alger Portfolios	Alliance Bernstein	Alliance Bernstein
	Capital	Large Cap	Small Cap	International	International
	Appreciation	Growth	Growth	Growth	Value

Net investment income (loss)	$(18,439)	$(134,825)	$(70,325)	$(405)	$42,958

Realized and unrealized gain (loss) on investments:

Capital gains distributions	285,896	1,670,096	2,129,909	-	-
Net realized gain (loss) from shares sold	162,018	1,014,161	108,090	56,045	38,870
Net unrealized appreciation (depreciation) on investments	(291,461)	(2,343,443)	(2,464,034)	(35,704)	(31,838)

Net realized and unrealized gain (loss) on investments	156,454	340,814	(226,035)	20,341	7,032

Increase (decrease) in net assets resulting from operations	138,014	205,989	(296,360)	19,936	49,990

Accumulation unit transactions:
Participant deposits	167,193	992,309	459,980	24,854	183,064
Transfers between investment sub-accounts and general account, net	(43,358)	(373,253)	(161,193)	(118,876)	115,950
Net surrenders and lapses	(153,475)	(1,413,201)	(442,934)	(3,702)	(221,426)
Contract benefits	(4,937)	(49,293)	(91,333)	-	(23,100)
Loan interest received	6,493	87,735	51,267	629	10,961
Transfers for policy loans	(24,743)	(108,558)	(159,054)	(2,476)	(24,615)
Contract charges	(96,151)	(835,019)	(427,376)	(14,449)	(146,292)
Other	11,702	67,359	40,450	493	8,784

Total net accumulation unit transactions	(137,276)	(1,631,922)	(730,194)	(113,527)	(96,674)

Increase (decrease) in net assets	739	(1,425,933)	(1,026,554)	(93,591)	(46,684)

Net assets, beginning of period	$2,560,747	$16,401,806	$8,341,446	$258,197	$2,491,462

Net assets, end of period	$2,561,485	$14,975,873	$7,314,892	$164,606	$2,444,778

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

			American Century	American Century	American Century
	Alliance Bernstein	Alliance Bernstein	Variable Portfolios	Variable Portfolios	Variable Portfolios
	Small Mid Cap		Income &	Inflation
	Value	Value	Growth	Protection	International

Net investment income (loss)	$(768)	$1,146	$42,418	$18,768	$(19,441)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	279,462	-	281,486	-	-
Net realized gain (loss) from shares sold	105,000	1,398	103,294	(5,269)	176,137
Net unrealized appreciation (depreciation) on investments	(488,767)	(8,569)	(642,697)	(52,295)	(148,885)

Net realized and unrealized gain (loss) on investments	(104,306)	(7,171)	(257,917)	(57,564)	27,252

Increase (decrease) in net assets resulting from operations	(105,074)	(6,025)	(215,499)	(38,796)	7,812

Accumulation unit transactions:
Participant deposits	120,853	5,191	229,494	98,397	324,251
Transfers between investment sub-accounts and general account, net	(13,871)	15,286	46,681	(3,709)	102,723
Net surrenders and lapses	(183,271)	(76)	(152,000)	(21,251)	(279,979)
Contract benefits	(16,770)	-	(2,778)	(4,030)	(27,388)
Loan interest received	7,666	21	20,143	10,038	24,447
Transfers for policy loans	(14,799)	(21)	83,313	(11,303)	(42,218)
Contract charges	(94,933)	(3,701)	(189,305)	(79,191)	(244,489)
Other	5,611	308	15,671	4,331	14,714

Total net accumulation unit transactions	(189,515)	17,008	51,219	(6,719)	(127,940)

Increase (decrease) in net assets	(294,589)	10,983	(164,279)	(45,515)	(120,128)

Net assets, beginning of period	$1,861,014	$63,547	$3,442,051	$1,277,791	$4,166,943

Net assets, end of period	$1,566,426	$74,530	$3,277,772	$1,232,276	$4,046,815

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	American Century	American Century	Deutsche	Deutsche	Deutsche
	Variable Portfolios	Variable Portfolios	Investment VIT	Investment VIT	Variable Series II
			Equity 500	Small Cap	Large Cap
	Ultra	Value	Index	Index	Value VIP

Net investment income (loss)	$(236)	$93,082	$23,718	$5,206	$665

Realized and unrealized gain (loss) on investments:

Capital gains distributions	10,352	-	71,264	74,333	13,736
Net realized gain (loss) from shares sold	5,432	245,513	339,351	110,944	6,481
Net unrealized appreciation (depreciation) on investments	(9,483)	(677,162)	(402,006)	(228,620)	(46,547)

Net realized and unrealized gain (loss) on investments	6,301	(431,649)	8,609	(43,344)	(26,330)

Increase (decrease) in net assets resulting from operations	6,065	(338,566)	32,327	(38,138)	(25,665)

Accumulation unit transactions:
Participant deposits	6,825	444,623	51,356	34,713	20,589
Transfers between investment sub-accounts and general account, net	25,428	59,996	18,731	(169,157)	(6,323)
Net surrenders and lapses	(1,207)	(322,016)	(1,020,534)	(198,436)	(6,549)
Contract benefits	-	(13,273)	-	-	-
Loan interest received	-	32,963	226	765	1,221
Transfers for policy loans	(2,136)	46,955	(246)	(730)	10,530
Contract charges	(3,297)	(344,189)	(18,289)	(19,165)	(10,452)
Other	455	30,075	892	247	997

Total net accumulation unit transactions	26,068	(64,866)	(967,864)	(351,762)	10,015

Increase (decrease) in net assets	32,133	(403,432)	(935,536)	(389,900)	(15,650)

Net assets, beginning of period	$107,620	$7,210,378	$1,603,256	$1,156,354	$315,903

Net assets, end of period	$139,752	$6,806,946	$667,719	$766,454	$300,252

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Deutsche	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable	Dreyfus Variable
	Variable Series II	Investment	Investment	Investment	Investment
	Small Mid Cap		Opportunistic	Quality	Socially
	Value	Appreciation	Small Cap	Bond	Responsible

Net investment income (loss)	$(17,881)	$5,054	$(1,379)	$4,589	$606

Realized and unrealized gain (loss) on investments:

Capital gains distributions	189,392	27,191	2,426	-	35,993
Net realized gain (loss) from shares sold	116,244	33,085	14,341	4,829	19,052
Net unrealized appreciation (depreciation) on investments	(346,398)	(84,036)	(19,277)	(19,317)	(66,231)

Net realized and unrealized gain (loss) on investments	(40,762)	(23,760)	(2,510)	(14,487)	(11,185)

Increase (decrease) in net assets resulting from operations	(58,643)	(18,706)	(3,889)	(9,898)	(10,579)

Accumulation unit transactions:
Participant deposits	170,733	51,829	12,914	26,377	25,787
Transfers between investment sub-accounts and general account, net	(49,467)	(11,760)	(5,049)	17,956	(11,819)
Net surrenders and lapses	(108,565)	(40,769)	(14,907)	(50,759)	(29,813)
Contract benefits	(4,430)	-	-	-	-
Loan interest received	12,103	8,114	935	1,222	1,915
Transfers for policy loans	(28,564)	(11,006)	(308)	(2,415)	(5,314)
Contract charges	(110,965)	(32,716)	(7,578)	(26,133)	(30,170)
Other	7,666	1,679	401	1,582	1,178

Total net accumulation unit transactions	(111,489)	(34,629)	(13,592)	(32,171)	(48,235)

Increase (decrease) in net assets	(170,132)	(53,335)	(17,481)	(42,069)	(58,814)

Net assets, beginning of period	$2,200,079	$607,666	$160,799	$395,106	$289,134

Net assets, end of period	$2,029,947	$554,331	$143,318	$353,037	$230,320

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable
	Insurance	Insurance	Insurance	Insurance	Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds
	VIPF Equity	VIPF	VIPF High	VIPF	VIPF II
	Income	Growth	Income	Overseas	Contrafund

Net investment income (loss)	$225,646	$(98,339)	$278,329	$47,990	$25,571

Realized and unrealized gain (loss) on investments:

Capital gains distributions	935,145	504,871	-	9,599	1,257,622
Net realized gain (loss) from shares sold	180,557	698,331	54,107	278,464	531,386
Net unrealized appreciation (depreciation) on investments	(1,823,986)	(103,911)	(541,086)	(60,477)	(1,822,218)

Net realized and unrealized gain (loss) on investments	(708,284)	1,099,291	(486,978)	227,586	(33,210)

Increase (decrease) in net assets resulting from operations	(482,638)	1,000,952	(208,650)	275,576	(7,639)

Accumulation unit transactions:
Participant deposits	542,818	931,634	349,577	605,981	747,525
Transfers between investment sub-accounts and general account, net	44,523	(214,220)	19,655	106,635	(307,393)
Net surrenders and lapses	(444,467)	(765,741)	(243,891)	(603,092)	(587,148)
Contract benefits	(7,279)	(2,863)	(93,350)	(68,114)	(1,034)
Loan interest received	45,155	84,838	26,730	53,974	83,103
Transfers for policy loans	(177,879)	(166,443)	1,413	(110,069)	(213,212)
Contract charges	(520,768)	(861,349)	(288,541)	(499,562)	(689,176)
Other	48,782	81,110	24,295	43,173	62,331

Total net accumulation unit transactions	(469,116)	(913,033)	(204,113)	(471,074)	(905,004)

Increase (decrease) in net assets	(951,754)	87,919	(412,763)	(195,498)	(912,643)

Net assets, beginning of period	$10,358,070	$16,219,653	$4,987,896	$9,403,949	$14,234,179

Net assets, end of period	$9,406,315	$16,307,572	$4,575,134	$9,208,450	$13,321,536

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Fidelity Variable	Franklin Templeton
	Insurance	Insurance	Insurance	Insurance	Insurance	Variable Insurance
	Product Funds	Product Funds	Product Funds	Product Funds	Product Funds	Products Trust
	VIPF II	VIPF III	VIPFIII	VIPF V	VIPF V	Foreign
	Index 500	Mid Cap	Value Strategies	Investment Grade	Money Market	Securities

Net investment income (loss)	$545,631	$(14,662)	$762	$104,871	$(75,812)	$44,689

Realized and unrealized gain (loss) on investments:

Capital gains distributions	29,332	492,826	160	5,029	-	62,004
Net realized gain (loss) from shares sold	1,557,640	224,312	9,229	16,166	-	36,412
Net unrealized appreciation (depreciation) on investments	(1,887,891)	(781,879)	(17,253)	(210,905)	(0)	(278,073)

Net realized and unrealized gain (loss) on investments	(300,919)	(64,741)	(7,864)	(189,709)	(0)	(179,657)

Increase (decrease) in net assets resulting from operations	244,712	(79,403)	(7,102)	(84,838)	(75,813)	(134,967)

Accumulation unit transactions:
Participant deposits	2,403,133	278,455	19,382	506,056	1,075,936	133,642
Transfers between investment sub-accounts and general account, net	119,227	(126,142)	3,658	(233,565)	(305,424)	102,008
Net surrenders and lapses	(1,902,221)	(404,501)	(11,070)	(307,126)	(1,253,175)	(101,213)
Contract benefits	(322,481)	(12,631)	-	(14,090)	(61,118)	(1,707)
Loan interest received	220,207	23,985	663	30,600	58,441	12,952
Transfers for policy loans	(730,982)	(17,985)	8,200	(83,571)	(45,339)	(14,364)
Contract charges	(2,236,823)	(211,127)	(21,314)	(406,047)	(1,332,482)	(80,847)
Other	203,343	14,414	879	27,058	37,606	6,384

Total net accumulation unit transactions	(2,246,597)	(455,532)	399	(480,686)	(1,825,556)	56,856

Increase (decrease) in net assets	(2,001,885)	(534,935)	(6,703)	(565,524)	(1,901,368)	(78,111)

Net assets, beginning of period	$46,197,506	$4,334,544	$198,796	$6,457,474	$11,535,100	$1,831,875

Net assets, end of period	$44,195,621	$3,799,609	$192,093	$5,891,951	$9,633,731	$1,753,763

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton	Franklin Templeton
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance
	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Global	Mutual Global	Mutual	Small Cap	Small Mid Cap
	Real Estate	Discovery	Shares	Value	Growth

Net investment income (loss)	$25,531	$8,570	$20,243	$(1,321)	$(2,463)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	22,198	60,986	94,818	69,112
Net realized gain (loss) from shares sold	70,874	2,560	16,095	27,819	9,584
Net unrealized appreciation (depreciation) on investments	(99,362)	(49,934)	(148,876)	(174,834)	(88,133)

Net realized and unrealized gain (loss) on investments	(28,489)	(25,176)	(71,795)	(52,196)	(9,437)

Increase (decrease) in net assets resulting from operations	(2,958)	(16,606)	(51,552)	(53,517)	(11,900)

Accumulation unit transactions:
Participant deposits	88,446	29,304	49,382	48,500	42,931
Transfers between investment sub-accounts and general account, net	(17,113)	11,034	29,990	(12,357)	2,563
Net surrenders and lapses	(97,234)	(14,995)	(17,015)	(18,235)	(8,889)
Contract benefits	-	-	-	-	-
Loan interest received	5,503	1,898	3,519	3,407	460
Transfers for policy loans	(19,121)	(81)	(1,144)	(6,856)	(1,752)
Contract charges	(65,728)	(21,871)	(47,053)	(45,789)	(21,100)
Other	5,215	1,843	3,148	2,185	1,157

Total net accumulation unit transactions	(100,033)	7,133	20,828	(29,146)	15,370

Increase (decrease) in net assets	(102,991)	(9,473)	(30,724)	(82,663)	3,470

Net assets, beginning of period	$1,177,829	$394,146	$866,341	$686,404	$291,685

Net assets, end of period	$1,074,839	$384,673	$835,616	$603,742	$295,155

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Franklin Templeton	Invesco	Invesco	Invesco	JP Morgan
	Variable Insurance	Variable Insurance	Variable Insurance	Variable Insurance	Insurance
	Products Trust	Funds	Funds	Funds	Trust
		Global Health	Mid Cap		Small Cap
	US Government	Care	Growth	Technology	Core

Net investment income (loss)	$15,358	$(25,942)	$(8,796)	$(14,766)	$(9,014)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	256,551	73,494	171,866	142,698
Net realized gain (loss) from shares sold	(2,066)	226,374	53,674	93,441	70,776
Net unrealized appreciation (depreciation) on investments	(14,597)	(382,018)	(108,930)	(150,216)	(287,841)

Net realized and unrealized gain (loss) on investments	(16,663)	100,907	18,239	115,091	(74,367)

Increase (decrease) in net assets resulting from operations	(1,305)	74,965	9,443	100,325	(83,382)

Accumulation unit transactions:
Participant deposits	110,427	157,058	67,842	124,809	78,038
Transfers between investment sub-accounts and general account, net	(11,262)	8,700	(15,357)	9,538	(36,641)
Net surrenders and lapses	(21,605)	(210,078)	(102,516)	(132,841)	(52,940)
Contract benefits	-	(933)	(441)	-	-
Loan interest received	915	14,155	7,145	11,157	4,240
Transfers for policy loans	(1,666)	(7,800)	(17,284)	(14,902)	(16,041)
Contract charges	(58,563)	(127,181)	(60,419)	(71,468)	(72,340)
Other	4,038	13,972	4,852	7,528	6,119

Total net accumulation unit transactions	22,285	(152,107)	(116,177)	(66,180)	(89,565)

Increase (decrease) in net assets	20,980	(77,142)	(106,734)	34,145	(172,947)

Net assets, beginning of period	$870,099	$2,936,216	$1,017,321	$1,684,813	$1,488,494

Net assets, end of period	$891,079	$2,859,074	$910,587	$1,718,958	$1,315,548

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

				Neuberger Berman	Neuberger Berman
	Morgan Stanley	Morgan Stanley	Morgan Stanley	Advisors	Advisors
	Investment Funds	Investment Funds	Investment Funds	Management Trust	Management Trust
	Core Plus	Emerging Markets		Large Cap	Mid Cap
	Fixed Income	Equity	US Real Estate	Value	Growth

Net investment income (loss)	$84,780	$2,845	$1,385	$206	$(4,089)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	-	-	-	170,795	41,489
Net realized gain (loss) from shares sold	2,734	4,032	5,282	184,113	11,467
Net unrealized appreciation (depreciation) on investments	(107,239)	(50,617)	(4,385)	(648,279)	(52,249)

Net realized and unrealized gain (loss) on investments	(104,505)	(46,586)	897	(293,371)	708

Increase (decrease) in net assets resulting from operations	(19,725)	(43,741)	2,283	(293,165)	(3,381)

Accumulation unit transactions:
Participant deposits	24,269	4,232	-	113,465	69,923
Transfers between investment sub-accounts and general account, net	(12,056)	17,699	(793)	12,825	(30,623)
Net surrenders and lapses	(79,792)	(18,634)	-	(274,768)	(9,945)
Contract benefits	-	-	-	(8,774)	-
Loan interest received	-	3,368	2,962	7,595	961
Transfers for policy loans	-	642	(3,162)	(16,973)	(2,978)
Contract charges	(24,523)	(10,013)	(7,384)	(110,534)	(19,401)
Other	(18)	29	(14)	9,694	1,817

Total net accumulation unit transactions	(92,121)	(2,677)	(8,391)	(267,469)	9,755

Increase (decrease) in net assets	(111,846)	(46,418)	(6,108)	(560,633)	6,374

Net assets, beginning of period	$2,707,826	$420,532	$116,906	$2,488,677	$470,577

Net assets, end of period	$2,595,980	$374,114	$110,798	$1,928,043	$476,951

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Neuberger Berman	Neuberger Berman	Neuberger Berman	Neuberger Berman	Oppenheimer	Oppenheimer
	Advisors	Advisors	Advisors	Advisors	Variable Account	Variable Account
	Management Trust	Management Trust	Management Trust	Management Trust	Funds	Funds
	Mid Cap Growth	Short Duration	Small Cap	Socially	Conservative	Global Strategic
	Class S (1)	Bond	Growth (1)	Responsive	Balanced/VA (2)	Income/VA

Net investment income (loss)	$(637)	$18,079	$(3,914)	$8	$262	$24,421

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	-	80,859	770	-	-
Net realized gain (loss) from shares sold	(43)	(28,984)	105,889	318	857	(3,162)
Net unrealized appreciation (depreciation) on investments	(20,794)	(7,456)	(195,584)	(1,196)	(1,847)	(37,911)

Net realized and unrealized gain (loss) on investments	(20,837)	(36,439)	(8,836)	(108)	(989)	(41,073)

Increase (decrease) in net assets resulting from operations	(21,474)	(18,360)	(12,750)	(100)	(727)	(16,652)

Accumulation unit transactions:
Participant deposits	4,700	224,426	33,710	2,342	1,600	45,298
Transfers between investment sub-accounts and general account, net	538,176	(74,607)	(551,549)	(50)	75,916	4,138
Net surrenders and lapses	(442)	(230,647)	(32,412)	-	-	(31,965)
Contract benefits	-	(28,294)	-	-	-	-
Loan interest received	1,262	16,698	5,577	2	-	2,886
Transfers for policy loans	(1,009)	(19,858)	(8,590)	36	(2,004)	(1,250)
Contract charges	(3,825)	(167,094)	(23,895)	(804)	(1,863)	(24,484)
Other	7,903	10,817	1,297	13	120	2,238

Total net accumulation unit transactions	546,764	(268,559)	(575,863)	1,539	73,770	(3,139)

Increase (decrease) in net assets	525,290	(286,920)	(588,613)	1,439	73,042	(19,791)

Net assets, beginning of period	$-	$3,040,212	$588,613	$7,875	$29,049	$516,259

Net assets, end of period	$525,290	$2,753,292	$-	$9,314	$102,091	$496,468

(1) On November 6, 2015, the Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio was merged into the Neuberger Berman Advisors Management Trust Mid Cap Growth Class S Portfolio.

(2) During 2015, the Oppenheimer Capital Income/VA Fund was renamed the Conservative Balanced/VA Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Oppenheimer	Sentinel	Sentinel	Sentinel	Sentinel	Sentinel
	Variable Account	Variable	Variable	Variable	Variable	Variable
	Funds	Products Trust	Products Trust	Products Trust	Products Trust	Products Trust
	Main Street				Mid Cap
	Small Cap/VA	Balanced	Bond	Common Stock	Growth	Small Company

Net investment income (loss)	$(196)	$43,645	$150,874	$570,301	$(51,742)	$(142,871)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	14,922	234,691	-	2,989,222	692,952	2,604,484
Net realized gain (loss) from shares sold	4,668	114,551	(46,034)	1,031,445	232,844	480,252
Net unrealized appreciation (depreciation) on investments	(25,036)	(428,143)	(240,508)	(4,764,665)	(1,032,332)	(3,223,201)

Net realized and unrealized gain (loss) on investments	(5,446)	(78,901)	(286,542)	(743,999)	(106,536)	(138,465)

Increase (decrease) in net assets resulting from operations	(5,642)	(35,256)	(135,668)	(173,698)	(158,278)	(281,336)

Accumulation unit transactions:
Participant deposits	9,523	275,996	532,564	1,948,454	530,723	1,011,731
Transfers between investment sub-accounts and general account, net	2,725	(23,521)	(22,646)	(218,812)	(38,962)	(436,285)
Net surrenders and lapses	(7,492)	(290,342)	(609,990)	(1,882,517)	(563,805)	(1,063,877)
Contract benefits	(7,965)	(17,286)	(42,594)	(210,003)	(1,710)	(31,958)
Loan interest received	275	15,450	36,985	168,354	47,685	74,955
Transfers for policy loans	(55)	(26,361)	(65,080)	(304,481)	(124,771)	(283,745)
Contract charges	(12,490)	(257,748)	(478,305)	(1,815,433)	(483,124)	(841,608)
Other	478	20,246	29,226	135,870	39,840	76,206

Total net accumulation unit transactions	(15,000)	(303,566)	(619,839)	(2,178,567)	(594,124)	(1,494,582)

Increase (decrease) in net assets	(20,642)	(338,822)	(755,506)	(2,352,265)	(752,402)	(1,775,918)

Net assets, beginning of period	$101,661	$4,713,458	$6,911,745	$31,681,033	$8,942,085	$17,530,154

Net assets, end of period	$81,020	$4,374,635	$6,156,239	$29,328,768	$8,189,683	$15,754,237

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	T Rowe Price	T Rowe Price	T Rowe Price	T Rowe Price	Van Eck	Van Eck
	Equity Series	Equity Series	Equity Series	Equity Series	VIP Trust	VIP Trust
	Blue Chip			Personal Strategy	Emerging	Global
	Growth	Equity Income	Health Sciences	Balanced	Markets	Hard Assets

Net investment income (loss)	$(12,497)	$35,775	$(26,036)	$2,683	$(4,427)	$(10,236)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	98,961	234,747	22,282	86,400	-
Net realized gain (loss) from shares sold	185,449	232,362	212,775	2,148	(10,895)	(14,892)
Net unrealized appreciation (depreciation) on investments	(39,950)	(743,995)	(136,922)	(30,555)	(366,342)	(476,372)

Net realized and unrealized gain (loss) on investments	145,498	(412,672)	310,600	(6,126)	(290,837)	(491,264)

Increase (decrease) in net assets resulting from operations	133,001	(376,897)	284,564	(3,443)	(295,264)	(501,501)

Accumulation unit transactions:
Participant deposits	151,084	334,651	114,059	22,177	118,060	121,862
Transfers between investment sub-accounts and general account, net	(24,041)	122,096	247,776	21,010	395,863	412,221
Net surrenders and lapses	(199,789)	(350,340)	(99,461)	(920)	(220,413)	(83,623)
Contract benefits	(4,996)	(36,714)	-	-	(13,808)	(12,334)
Loan interest received	9,158	18,836	7,388	847	5,336	4,804
Transfers for policy loans	(3,824)	(41,422)	35,885	1,724	(2,801)	(3,546)
Contract charges	(76,396)	(251,287)	(101,807)	(34,676)	(89,843)	(79,611)
Other	4,453	15,967	13,031	1,132	4,591	5,273

Total net accumulation unit transactions	(144,350)	(188,213)	216,871	11,294	196,985	365,048

Increase (decrease) in net assets	(11,349)	(565,110)	501,435	7,851	(98,278)	(136,453)

Net assets, beginning of period	$1,504,094	$4,916,920	$2,559,442	$299,926	$1,673,511	$1,250,901

Net assets, end of period	$1,492,744	$4,351,810	$3,060,877	$307,777	$1,575,233	$1,114,448

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2015

	Van Eck	Wells Fargo	Wells Fargo
	VIP Trust	Variable Trust	Variable Trust
	Unconstrained
	Emerging Markets	Discovery	Opportunity

Net investment income (loss)	$59,284	$(64,891)	$(22,538)

Realized and unrealized gain (loss) on investments:

Capital gains distributions	-	1,159,157	478,609
Net realized gain (loss) from shares sold	(45,043)	462,900	187,752
Net unrealized appreciation (depreciation) on investments	(176,278)	(1,694,294)	(811,370)

Net realized and unrealized gain (loss) on investments	(221,321)	(72,237)	(145,009)

Increase (decrease) in net assets resulting from operations	(162,037)	(137,127)	(167,547)

Accumulation unit transactions:
Participant deposits	89,643	361,021	224,945
Transfers between investment sub-accounts and general account, net	140,964	(144,177)	(43,039)
Net surrenders and lapses	(86,853)	(686,941)	(190,429)
Contract benefits	(7,966)	(8,469)	-
Loan interest received	5,840	26,389	14,743
Transfers for policy loans	(9,760)	(22,405)	(45,971)
Contract charges	(66,344)	(345,777)	(201,996)
Other	4,097	43,150	17,953

Total net accumulation unit transactions	69,620	(777,210)	(223,794)

Increase (decrease) in net assets	(92,417)	(914,337)	(391,341)

Net assets, beginning of period	$1,123,265	$7,655,913	$4,837,218

Net assets, end of period	$1,030,848	$6,741,576	$4,445,877

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the “Variable” Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., a controlled affiliate of National Life, is the principal underwriter for the variable life insurance policies issued by National Life.

National Life maintains four products within the Variable Account. The VariTrak product was established on March 11, 1996 and is used exclusively for National Life’s flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider product to be used exclusively for National Life’s flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider product to be used exclusively for National Life’s flexible premium variable universal life policies known collectively as Benefit Provider. On December 23, 2008, National Life established the Investor Select product to be used exclusively for National Life’s flexible premium universal variable life policies known collectively as Investor Select. Effective January 1, 2009, National Life no longer offers new issues of VariTrak, Estate Provider, and Benefit Provider products.

The Variable Account invests the accumulated policyholder policy values in shares of mutual fund portfolios within The Alger Portfolios, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Deutsche Investment VIT Funds, Deutsche Variable Series II, Dreyfus Variable Investment Funds (“VIF”), Dreyfus Socially Responsible Growth Fund, Fidelity Variable Insurance Product Funds (“VIPF”), Franklin Templeton Variable Insurance Products Trust, Invesco Variable Insurance Funds (“V.I.”), JP Morgan Insurance Trust, Morgan Stanley Investment Funds, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Products Trust (“SVPT”), T. Rowe Price Equity Series, Van Eck VIP Trust, and Wells Fargo Variable Trust. Net premiums received by the Variable Account are deposited in the portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the VIPF Money Market Fund. Policyholders may also direct the allocations of their policy value to a declared interest account (within the General Account of National Life) and may transfer policy value between the portfolios within the Variable Account and the declared interest account. Sentinel Asset Management, Inc., a control affiliate of National Life, provides investment advisory services for mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”). Sentinel Administrative Services, Inc., a control affiliate of National Life, provides transfer agent and administrative services to SVPT.

There are sixty-five sub-accounts within the Variable Account as of December 31, 2016. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder policy values of the underlying variable life insurance policies and variable universal life policies investing in the sub-account.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the financial statements:

Investments

The portfolios consist of the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alliance Bernstein International Growth Fund, Alliance Bernstein International Growth Fund, Alliance Bernstein International Value Fund, Alliance Bernstein Small/Mid Cap Value Fund, Alliance Bernstein Value Fund, American Century Income & Growth Portfolio, American Century Inflation Protection Portfolio, American Century International Portfolio, American Century Ultra Portfolio, American Century Value Portfolio, Deutsche Equity 500 Index Fund, Deutsche Small Cap Index Fund, Deutsche Large Cap Value VIP Portfolio, Deutsche Small Mid Cap Value VIP Portfolio, Dreyfus Appreciation Portfolio, Dreyfus Opportunistic Small Cap Portfolio, Dreyfus Quality Bond Portfolio, Dreyfus Socially Responsible Growth Fund, Fidelity VIPF Equity Income Portfolio, Fidelity VIPF Growth Portfolio, Fidelity VIPF High Income Portfolio, Fidelity VIPF Overseas Portfolio, Fidelity VIPF II Contrafund Portfolio, Fidelity VIPF II Index 500 Portfolio, Fidelity VIPF III Mid Cap Portfolio, Fidelity VIPF III Value Strategies Portfolio, Fidelity VIPF V Investment Grade Bond Portfolio, Fidelity VIPF V Money Market, Franklin Templeton Foreign Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Mutual Global Discovery Securities Fund, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small Mid Cap Growth Securities Fund, Franklin Templeton US Government Securities Fund, Invesco Global Health Care Fund, Invesco Mid Cap Growth Fund, Invesco Technology Fund, JP Morgan Small Cap Core Portfolio, Morgan Stanley Core Plus Fixed Income Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Morgan Stanley US Real Estate Portfolio, Neuberger Berman Large Cap Value Portfolio, Neuberger Berman Mid Cap Growth Portfolio, Neuberger Berman Short Duration Bond Portfolio, Neuberger Berman Mid Cap Growth Class S Portfolio, Neuberger Berman Socially Responsive Portfolio, Oppenheimer Conservative Balanced/VA Fund, Oppenheimer Global Strategic Income/VA Fund, Oppenheimer Main Street Small Cap/VA Fund, Sentinel Balanced Fund, Sentinel Bond Fund, Sentinel Common Stock Fund, Sentinel Small Company Fund, T Rowe Price Blue Chip Growth Portfolio, T Rowe Price Equity Income Portfolio, T Rowe Price Health Sciences Portfolio, T Rowe Price Personal Strategy Balanced Portfolio, Van Eck Emerging Markets Fund, Van Eck Global Hard Assets Fund, Van Eck Unconstrained Emerging Markets Bond Fund, Wells Fargo Discovery Fund and Wells Fargo Opportunity Fund.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820. Under that hierarchy, Level 1 inputs consist of quoted prices in active markets for identical investments. The change in the difference between cost and market value is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first in, first out method (FIFO).

Policyholder Transactions

Policyholders may allocate amounts in their policy value to the Variable Account and to the guaranteed interest account of National Life’s General Account. Participant deposits are reduced by applicable deductions, charges and state premium taxes. Transfers between the Variable Account and the guaranteed interest account, net, are amounts that policyholders have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to policyholders and beneficiaries made under the terms of the policies and amounts that policyholders have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for policy benefits and terminations. Included in policy charges are administrative, cost of insurance, and other variable charges deducted monthly from the policies.

Loans

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy and variable universal life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Federal Income Taxes

The operations of the Variable Account are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2016 and through the financial statement issuance date. National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NOTE 3 - CHARGES AND EXPENSES

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2016, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from 0.40% to 0.55% based on individual portfolios and average daily net assets. The effective advisory fee rate paid by the sub-accounts in 2016 was 0.48%.

The following tables describe the fees and expenses assessed when buying, owning and surrendering a Policy within each product of the Variable Account. Such charges reimburse National Life for the insurance, other benefits provided, policy administration and its assumption of mortality and expense risks. The mortality risk assumed is that the insured under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – VariTrak Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Tax Charge	Upon receipt of premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount	$0 - $2 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount	$1.10 to $37.75 per $1000 of initial or increased Face Amount	Deducted from Accumulated Value upon Surrender or Lapse
Withdrawal Fees	Upon making a withdrawal	Lesser of 2% of amount withdrawn or $25	Deducted from Withdrawal Amount
Transfer Fees	Upon making a transfer	$25 per transfer in excess of 5 transfers in any one Policy Year	Deducted from Transfer Amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender, or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Unit Liquidation from Policy Value
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of Policy	Unit liquidation from Policy Value
Mortality and Expense Risk Fees	Deducted Daily	Annual rate of 0.90% of the average daily net assets of each subaccount of the Variable Account	Deducted from sub- accounts as a Reduction in Unit Value
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1000 of Face Amount	Unit liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Investor Select Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	6.00% of each premium payment	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse of the Policy during the first 10 Policy Years or following an increase in Face Amount	Varies based on the characteristics of the insureds	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Policy Value Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.04% of Accumulated Value	Unit Liquidation from Policy Value
Policy Fee	On the Date of Issue of the Policy and on each Monthly Policy Date until the Insured reaches Attained Age 121	$7.50 per month	Unit Liquidation from Policy Value
Expense Charge	On the Date of Issue of the Policy and on each Monthly Policy Date during the first 10 Policy Years, and for 10 years, following an increase in the Face Amount	Varies based on the face amount of the policy at issue, age of the insureds and other factors	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	$25 per withdrawal	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	0% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 per report	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Estate Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Premium Expense Charge	Upon receipt of Premium Payment	7.40% - 10.40% depending on Policy Year	Deducted from Premium Payment
Surrender Charge	Upon surrender or lapse before the end of Policy Year 10, or the ten years after an increase in the Basic Coverage	Based on Joint Age at issue or time of increase; Level up to 5 years, declines thereafter each month by 1/60 of initial surrender charge	Deducted from Accumulated Value upon Surrender or Lapse
Cost of Insurance Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on Net amount at Risk, age of the insureds and other factors	Unit Liquidation from Policy Value
Variable Account Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	0.75% - 0.90% in Policy Years 1 - 10	Unit Liquidation from Policy Value
Administrative Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 - $15.00 per month plus $0.08 to $0.09 per $1000 of basic coverage	Unit Liquidation from Policy Value
Withdrawal Charge	Upon making a Withdrawal	The lesser of 2% of the Withdrawal amount or $25	Deducted from the Withdrawal amount
Transfer Charge	Upon making a Transfer	$25 per transfer in excess of 12 transfers in any one Policy Year	Deducted from the Transfer amount
Loan Interest Spread	At the end of each Policy Year, or upon death, surrender or lapse, if earlier	1.3% - 2% annually of amount held as Collateral	Unit Liquidation from Policy Value
Projection Report Charge	At the time Report is requested	$25 maximum in New York, no maximum elsewhere	Pro-Rata Unit Liquidation from Policy Value
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit Liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES (continued)

Charges and Deductions – Benefit Provider Product
When Charge is
Description of Charge	Deducted	Amount Deducted	How Deducted
Distribution Charge	Upon receipt of Premium Payment	5% - 15% of Premiums paid during the Policy Year up to the Target Premium, plus 0.5% - 2.5% of Premiums paid in excess of the Target Premium, depending on the Policy Year	Deducted from Premium Payment
Premium Tax Charge	Upon receipt of Premium Payment	Amount varies by State, and may range from 2% to as high as 12% in certain jurisdictions in Kentucky	Deducted from Premium Payment
Cost of Insurance	On the Date of Issue of the Policy and on each Monthly Policy Date	Varies based on age of Insured and Duration of the Policy	Unit liquidation from Policy Value
Policy Administration Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	Currently $5.50 per month; Guaranteed not to exceed $8.00 per month	Unit liquidation from Policy Value
Underwriting Charge	On the Date of Issue of the Policy and on each Monthly Policy Date	$1.67 per month in Policy Year 1, and $3.75 per month in Policy Years 2 – 5	Unit liquidation from Policy Value
Mortality and Expense Risk Charge	Deducted Daily	Annual rate of 0% - 0.22% of the average daily net assets of each sub-account of the Variable Account; Guaranteed not to exceed Annual rate of 0.60%	Deducted from sub- accounts as a reduction in Unit Value
Variable Account Administration Charge	Deducted Daily	Annual Rate of 0.10% during the first 20 Policy Years, and annual rate of 0.07% thereafter	Deducted from sub- accounts as a reduction in Unit Value
Transfer Charge	Upon making a Transfer	$25 per Transfer in excess of 12 transfers in any one Policy Year	Deducted from Transfer amount
Riders	On the Date of Issue of the Policy and on each Monthly Policy Date	Amount varies depending on the specifics of the Policy	Unit liquidation from Policy Value

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 – INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2016 are set forth below:

Portfolio	Shares	Cost

Alger Portfolios
Capital Appreciation Portfolio	36,054	$2,322,257
Large Cap Growth Portfolio	269,203	11,906,137
Small Cap Growth Portfolio	384,955	9,636,703
Alliance Bernstein Variable Products Series
International Growth Fund	9,551	174,581
International Value Fund	186,315	2,442,082
Small/Mid Cap Value Fund	84,187	1,490,178
Value Fund	2,278	32,471
American Century Variable Portfolios
Income & Growth Portfolio	347,584	2,527,220
Inflation Protection Portfolio	116,073	1,288,520
International Portfolio	413,898	3,343,736
Ultra Portfolio	9,473	124,828
Value Portfolio	701,202	4,527,267
Deutsche Investment VIT Funds
Equity 500 Index Fund	38,421	889,710
Small Cap Index Fund	61,910	911,804
Deutsche Variable Series II
Large Cap Value VIP Portfolio	19,004	268,644
Small Mid Cap Value VIP Portfolio	128,437	1,566,134
Dreyfus Variable Investment Funds
Appreciation Portfolio	14,138	570,578
Opportunistic Small Cap Portfolio	3,332	121,943
Quality Bond Portfolio	29,454	355,569
Socially Responsible Growth Fund	6,986	237,125
Fidelity Variable Insurance Products
VIPF Equity Income Portfolio	447,764	8,707,664
VIPF Growth Portfolio	259,084	10,209,074
VIPF High Income Portfolio	860,959	4,639,156
VIPF Overseas Portfolio	478,857	7,844,703
VIPF II Contrafund Portfolio	395,088	10,223,508
VIPF II Index 500 Portfolio	202,718	29,391,464
VIPF III Mid Cap Portfolio	120,583	3,647,448
VIPF III Value Strategies Portfolio	18,461	165,542
VIPF V Investment Grade Bond Portfolio	455,734	5,806,812
VIPF V Money Market	9,120,804	9,120,804
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	127,108	1,745,747
Global Real Estate Fund	64,294	900,979
Mutual Global Discovery Securities Fund	19,548	414,439
Mutual Shares Securities Fund	40,504	727,980
Small Cap Value Securities Fund	38,740	693,493
Small Mid Cap Growth Securities Fund	15,002	296,515
US Government Securities Fund	33,037	425,008

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2016 are set forth below:

Portfolio	Shares	Cost

Invesco Variable Insurance Funds
Global Health Care Fund	97,664	$2,178,971
Mid Cap Growth Fund	170,901	757,079
Technology Fund	92.282	1,491,227
JP Morgan Insurance Trust
Small Cap Core Portfolio	65,824	1,129,816
Morgan Stanley Investment Funds
Core Plus Fixed Income Portfolio	248,962	2,587,629
Emerging Markets Equity Portfolio	26,590	358,789
US Real Estate Portfolio	3,965	66,816
Neuberger Berman Advisors Management Trust
Large Cap Value Portfolio	127,883	1,481,773
Mid Cap Growth Portfolio	18,253	443,941
Mid Cap Growth Class S Portfolio (1)	24,400	534,621
Short Duration Bond Portfolio	234,163	2,555,116
Socially Responsive Portfolio	621	13,253
Oppenheimer Variable Account Funds
Conservative Balance/VA Fund (2)	6,960	98,365
Global Strategic Income/VA Fund	99,202	545,768
Main Street Small Cap/VA Fund	2,881	61,960
Sentinel Variable Products Trust
Balanced Fund	352,406	4,365,533
Bond Fund	623,170	6,272,885
Common Stock Fund	1,939,560	28,728,425
Small Company Fund	1,905,216	25,660,628
T Rowe Price Equity Series
Blue Chip Growth Portfolio	65,946	885,796
Equity Income Portfolio	162,258	3,476,172
Health Sciences Portfolio	103,754	3,570,098
Personal Strategy Balanced Portfolio	15,868	330,620
Van Eck VIP Trust
Emerging Markets Fund	149,509	1,835,836
Global Hard Assets Fund	58,278	1,448,222
Unconstrained Emerging Markets Bond Fund	127,589	1,277,591
Wells Fargo Variable Trust
Discovery Fund	248,547	5,790,334
Opportunity Fund	189,311	3,726,149

The cost also represents the aggregate cost for federal income tax purposes.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2016 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Alger Portfolios
Capital Appreciation Portfolio	$312,319	$440,045
Large Cap Growth Portfolio	1,844,718	2,485,128
Small Cap Growth Portfolio	1,710,921	1,249,363
Alliance Bernstein Variable Products Series
International Growth Fund	43,938	31,697
International Value Fund	451,776	379,805
Small/Mid Cap Value Fund	291,678	418,752
Value Fund	31,072	74,368
American Century Variable Portfolios
Income & Growth Portfolio	474,014	783,849
Inflation Protection Portfolio	187,619	264,787
International Portfolio	702,052	609,724
Ultra Portfolio	37,670	32,032
Value Portfolio	919,662	1,568,659
Deutsche Investment VIT Funds
Equity 500 Index Fund	95,768	22,532
Small Cap Index Fund	264,744	105,939
Deutsche Variable Series II
Large Cap Value VIP Portfolio	77,973	86,390
Small Mid Cap Value VIP Portfolio	428,574	411,749
Dreyfus Variable Investment Funds
Appreciation Portfolio	159,365	86,678
Opportunistic Small Cap Portfolio	26,385	18,404
Quality Bond Portfolio	58,785	66,575
Socially Responsible Growth Fund	63,441	27,517
Fidelity Variable Insurance Products
VIPF Equity Income Portfolio	1,515,744	1,819,853
VIPF Growth Portfolio	2,817,571	2,357,948
VIPF High Income Portfolio	757,787	1,083,404
VIPF Overseas Portfolio	1,218,718	1,296,990
VIPF II Contrafund Portfolio	2,182,160	2,235,764
VIPF II Index 500 Portfolio	4,254,957	6,599,591
VIPF III Mid Cap Portfolio	628,103	535,013
VIPF III Value Strategies Portfolio	24,144	19,817
VIPF V Investment Grade Bond Portfolio	901,941	1,167,965
VIPF V Money Market	27,783,036	28,295,963
Franklin Templeton Variable Insurance Products Trust
Foreign Securities Fund	280,633	356,009
Global Real Estate Fund	145,196	224,640
Mutual Global Discovery Securities Fund	104,256	100,937
Mutual Shares Securities Fund	137,472	195,091
Small Cap Value Securities Fund	181,846	108,431
Small Mid Cap Growth Securities Fund	83,448	114,805
US Government Securities Fund	83,836	557,799

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2016 aggregated the following:

		Sales
Portfolio	Purchases	Proceeds

Invesco Variable Insurance Funds
Global Health Care Fund	$738,323	$533,277
Mid Cap Growth Fund	178,975	172,239
Technology Fund	273,170	254,087
JP Morgan Insurance Trust
Small Cap Core Portfolio	252,975	230,314
Morgan Stanley Investment Funds	191,913	233,533
Core Plus Fixed Income Portfolio
Emerging Markets Equity Portfolio	140,051	196,507
US Real Estate Portfolio	98,220	128,717
Neuberger Berman Advisors Management Trust
Large Cap Value Portfolio	816,018	534,780
Mid Cap Growth Portfolio	78,317	140,415
Mid Cap Growth Class S Portfolio	101,423	109,166
Short Duration Bond Portfolio	436,495	727,283
Socially Responsive Portfolio	6,046	1,831
Oppenheimer Variable Account Funds
Conservative Balance/VA Fund (2)	10,811	13,327
Global Strategic Income/VA Fund	83,603	84,285
Main Street Small Cap/VA Fund	58,523	80,678
Sentinel Variable Products Trust
Balanced Fund	690,246	651,477
Bond Fund	1,063,429	1,382,068
Common Stock Fund	5,558,812	4,946,529
Mid Cap Growth Fund (1)	1,072,894	8,788,712
Small Company Fund	11,724,822	4,015,766
T Rowe Price Equity Series
Blue Chip Growth Portfolio	256,245	271,981
Equity Income Portfolio	941,274	960,042
Health Sciences Portfolio	1,085,978	329,118
Personal Strategy Balanced Portfolio	42,374	53,286
Van Eck VIP Trust	240,992	257,735
Emerging Markets Fund
Global Hard Assets Fund	239,070	436,737
Unconstrained Emerging Markets Bond Fund	140,904	200,945
Wells Fargo Variable Trust
Discovery Fund	1,007,966	1,304,147
Opportunity Fund	928,838	681,613

(1) During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016

	Alger Portfolios				Alger Portfolios				Alger Portfolios
	Capital Appreciation				Large Cap Growth				Small Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	89,092.07	1,442.66	9,574.72	15,529.88	392,393.09	6,188.37	33,942.71	7,066.39	314,074.47	247.85	170.99	3,298.77
Units issued	5,053.22	406.82	362.17	693.33	25,299.62	1,050.77	2,200.76	142.85	16,919.94	95.16	12.03	100.61
Units transferred	1,335.50	7.56	-	(656.76)	9,548.52	2,025.53	1,226.99	(430.84)	807.49	(1.97)	-	(234.79)
Units redeemed	(12,041.07)	(316.50)	(574.01)	(120.77)	(51,789.71)	(672.98)	(1,618.19)	(608.13)	(35,890.13)	(85.53)	(21.48)	(469.32)
Ending balance	83,439.72	1,540.54	9,362.88	15,445.68	375,451.52	8,591.69	35,752.27	6,170.27	295,911.77	255.51	161.54	2,695.27

	Alliance Bernstein				Alliance Bernstein				Alliance Bernstein
	International Growth				International Value				Small/Mid Cap Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	5,325.58	2,722.33	1,403.03	-	133,262.13	12,174.62	13,725.04	-	46,699.71	2,305.98	5,453.14	-
Units issued	814.27	340.89	107.03	-	19,215.18	1,095.43	963.46	-	3,075.51	395.64	279.00	-
Units transferred	593.26	50.16	202.75	-	12,858.46	2,530.62	635.35	-	(4,133.69)	(104.68)	(255.55)	-
Units redeemed	(668.64)	(489.23)	(121.09)	-	(31,912.64)	(1,061.82)	(607.89)	-	(5,526.44)	(240.81)	(173.63)	-
Ending balance	6,064.47	2,624.15	1,591.72	-	133,423.13	14,738.85	14,715.96	-	40,115.09	2,356.13	5,302.96	-

					American Century				American Century
	Alliance Bernstein				Variable Portfolios				Variable Portfolios
	Value				Income & Growth				Inflation Protection
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	3,244.62	329.34	-	-	148,713.75	-	10,035.95	7,573.06	68,744.77	1,697.82	9,980.75	58,013.30
Units issued	149.32	87.49	-	-	9,426.29	-	1,129.76	214.46	6,193.80	106.76	21.29	5,994.26
Units transferred	(725.88)	47.77	-	-	(1,939.27)	-	(298.75)	(73.63)	(1,282.36)	0.63	0.78	-
Units redeemed	(1,407.19)	(207.29)	-	-	(23,440.81)	-	(2,829.54)	(2,920.52)	(12,771.93)	(85.98)	(10.86)	(635.41)
Ending balance	1,260.87	257.31	-	-	132,759.96	-	8,037.42	4,793.37	60,884.28	1,719.23	9,991.96	63,372.15

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016

	American Century				American Century				American Century
	Variable Portfolios				Variable Portfolios				Variable Portfolios
	International				Ultra				Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	196,575.39	6,230.76	21,237.19	-	5,375.28	-	1,546.60	-	202,609.23	1,041.49	11,877.31	18,109.81
Units issued	16,679.18	1,067.11	1,083.36	-	584.96	-	-	-	12,443.06	133.72	284.10	557.63
Units transferred	12,642.59	551.35	1,289.01	-	(191.18)	-	(47.06)	-	(3,292.12)	390.45	(396.64)	(1,541.09)
Units redeemed	(26,049.24)	(599.58)	(1,854.89)	-	(282.11)	-	7.58	-	(26,955.31)	(249.58)	(476.30)	(4,458.74)
Ending balance	199,847.92	7,249.64	21,754.67	-	5,486.95	-	1,507.12	-	184,804.86	1,316.08	11,288.47	12,667.61

	Deutsche Investment Funds				Deutsche Investment Funds				Deutsche Variable Series
	Equity 500 Index				Small Cap Index				Large Cap Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	24,974.95	14,407.12	1,108.28	-	12,639.71	21,234.93	-	152.44	-
Units issued	-	-	-	1,080.65	1,280.27	128.58	-	129.10	2,081.78	-	4.27	-
Units transferred	-	-	-	(114.57)	3,167.01	21.06	-	(183.07)	(287.31)	-	17.26	-
Units redeemed	-	-	-	(701.04)	(314.21)	(75.83)	-	(164.64)	(3,468.93)	-	(5.71)	-
Ending balance	-	-	-	25,239.99	18,540.19	1,182.09	-	12,421.10	19,560.47	-	168.26	-

	Deutsche Variable Series				Dreyfus Variable Investment				Dreyfus Variable Investment
	Small Mid Cap Value				Appreciation				Opportunistic Small Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	75,048.67	2,954.60	7,197.20	-	26,435.20	-	2,904.60	-	9,380.69	-	-	-
Units issued	5,265.24	482.33	257.03	-	2,825.65	-	60.36	-	388.78	-	-	-
Units transferred	(1,594.71)	(30.41)	(122.66)	-	(714.15)	-	(172.10)	-	(35.62)	-	-	-
Units redeemed	(10,922.18)	(789.79)	(231.87)	-	(2,475.48)	-	(170.96)	-	(440.19)	-	-	-
Ending balance	67,797.02	2,616.73	7,099.70	-	26,071.22	-	2,621.90	-	9,293.66	-	-	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016

									Fidelity Variable Insurance
	Dreyfus Variable Investment				Dreyfus Variable Investment				Product Funds
	Quality Bond				Socially Responsible Growth				VIPF Equity Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	23,132.21	-	1,050.57	-	17,185.84	-	247.86	-	138,272.96	508.52	7,721.16	-
Units issued	1,796.97	-	-	-	1,528.17	-	-	-	6,810.88	118.20	204.94	-
Units transferred	1,317.16	-	-	-	418.02	-	-	-	(6,607.64)	(161.83)	(180.79)	-
Units redeemed	(3,866.09)	-	(2.66)	-	(1,077.33)	-	(0.55)	-	(14,082.18)	(33.67)	(3,266.94)	-
Ending balance	22,380.25	-	1,047.91	-	18,054.70	-	247.31	-	124,394.02	431.22	4,478.37	-

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	VIPF Growth				VIPF High Income				VIPF Overseas
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	190,135.50	439.41	46,595.25	-	96,377.55	1,565.15	17,106.80	-	238,426.06	11,698.39	22,025.25	99,876.00
Units issued	10,462.11	83.41	2,810.66	-	6,357.31	126.68	469.07	-	15,152.62	978.71	373.84	3,470.33
Units transferred	(1,183.00)	53.44	709.44	-	(2,450.00)	(21.75)	(317.13)	-	7,918.05	1,612.43	722.71	687.09
Units redeemed	(20,840.01)	(66.00)	(4,393.53)	-	(14,090.12)	(154.71)	(3,054.02)	-	(27,838.48)	(665.62)	(599.27)	(13,900.64)
Ending balance	178,574.60	510.26	45,721.82	-	86,194.74	1,515.37	14,204.72	-	233,658.25	13,623.91	22,522.53	90,132.78

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	VIPF II Contrafund				VIPF II Index 500				VIPF III Mid Cap
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	271,382.21	5,252.98	35,368.15	-	626,342.88	48,683.64	273,934.54	-	122,534.33	3,795.08	10,503.25	-
Units issued	14,871.97	778.40	1,087.40	-	34,796.65	6,592.62	9,304.97	-	7,802.07	904.87	436.61	-
Units transferred	(2,503.99)	68.61	(515.10)	-	(2,629.28)	(36.01)	(1,105.35)	-	(964.63)	66.28	(2.75)	-
Units redeemed	(36,384.16)	(326.22)	(1,940.53)	-	(73,673.69)	(3,853.59)	(22,465.88)	-	(11,806.90)	(341.27)	(451.90)	-
Ending balance	247,366.03	5,773.77	33,999.92	-	584,836.56	51,386.66	259,668.28	-	117,564.87	4,424.96	10,485.21	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016

	Fidelity Variable Insurance				Fidelity Variable Insurance				Fidelity Variable Insurance
	Product Funds				Product Funds				Product Funds
	VIPF III Value Strategies				VIPF V Investment Grade Bond				VIPF V Money Market
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	5,405.99	705.99	-	-	281,870.93	3,163.22	24,165.59	49,707.99	523,591.49	2,349.37	85,559.64	1,116,267.16
Units issued	314.88	235.37	-	-	23,572.11	124.52	1,957.50	2,384.91	61,324.16	31,338.42	8,835.34	10,967.45
Units transferred	13.57	82.43	-	-	400.13	(53.37)	48.42	(5,108.80)	56,522.04	(24,799.51)	6,512.17	151,901.64
Units redeemed	(524.95)	(43.18)	-	-	(38,450.24)	(186.55)	(4,707.34)	(5,867.65)	(160,385.75)	(4,662.61)	(16,866.42)	(85,033.55)
Ending balance	5,209.49	980.61	-	-	267,392.93	3,047.82	21,464.17	41,116.45	481,051.94	4,225.67	84,040.73	1,194,102.70

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Foreign Securities				Global Real Estate				Mutual Global Discovery Securities
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	101,546.28	1,134.12	9,379.55	-	67,287.08	-	730.62	-	19,535.68	521.13	160.36	-
Units issued	7,527.72	74.89	126.73	-	4,633.44	-	-	-	944.18	112.03	12.74	-
Units transferred	(1,219.46)	4.08	208.49	-	(274.73)	-	(8.59)	-	40.88	37.86	-	-
Units redeemed	(14,682.17)	(75.31)	(166.00)	-	(9,173.98)	-	(217.83)	-	(2,672.09)	(44.76)	(6.14)	-
Ending balance	93,172.37	1,137.78	9,548.77	-	62,471.81	-	504.20	-	17,848.65	626.26	166.96	-

	Franklin Templeton Variable				Franklin Templeton Variable				Franklin Templeton Variable
	Insurance Products Trust				Insurance Products Trust				Insurance Products Trust
	Mutual Shares Securities				Small Cap Value Securities				Small Mid Cap Growth
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	40,833.90	1,521.48	4,398.73	-	23,094.53	477.34	3,711.84	-	12,191.42	1,062.76	814.52	-
Units issued	2,299.35	20.88	26.70	-	1,703.92	53.66	32.88	-	1,031.47	209.16	-	-
Units transferred	(2,286.75)	(5.17)	7.31	-	(1,383.06)	386.55	(41.99)	-	(1,107.50)	476.11	11.36	-
Units redeemed	(7,224.13)	(22.38)	(171.12)	-	(1,805.32)	(32.60)	(53.45)	-	(3,261.42)	(396.73)	1.85	-
Ending balance	33,622.37	1,514.81	4,261.62	-	21,610.07	884.95	3,649.28	-	8,853.97	1,351.30	827.73	-

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016

	Franklin Templeton Variable
	Insurance Products Trust				Invesco Variable Insurance Funds				Invesco Variable Insurance Funds
	US Government				Global Health Care				Mid Cap Growth
	VT	V2	EP	BP	VT		EP	BP	VT		EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	73,681.48	1,919.38	1,174.80	-	120,256.44	-	4,773.49	9,703.67	62,688.96	-	580.27	304.31
Units issued	4,240.19	34.78	40.19	-	7,337.40	-	95.52	441.32	3,849.77	-	-	19.82
Units transferred	400.44	15.37	38.35	-	4,867.62	-	117.82	421.41	640.30	-	(1.36)	-
Units redeemed	(45,917.71)	(148.19)	(5.97)	-	(20,484.01)	-	(42.46)	(128.42)	(9,203.43)	-	(436.80)	(4.63)
Ending balance	32,404.40	1,821.34	1,247.37	-	111,977.45	-	4,944.37	10,437.98	57,975.60	-	142.11	319.50

									Morgan Stanley Universal
	Invesco Variable Insurance Funds				JP Morgan Insurance Trust				Institutional Funds
	Technology				Small Cap Core				Core Plus Fixed Income
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	211,920.49	-	5,364.02	8,429.92	38,585.02	-	9,249.30	257.42	-	-	-	1,263,320.51
Units issued	14,329.42	-	183.10	779.76	2,239.42	-	195.65	-	-	-	-	13,006.74
Units transferred	1,015.70	-	39.55	-	35.20	-	123.00	-	-	-	-	(3,916.97)
Units redeemed	(21,058.01)	-	(41.91)	(44.43)	(4,770.11)	-	(569.74)	(1.62)	-	-	-	(52,664.16)
Ending balance	206,207.60	-	5,544.76	9,165.25	36,089.53	-	8,998.21	255.80	-	-	-	1,219,746.12

	Morgan Stanley Universal				Morgan Stanley Universal				Neuberger Berman Advisors
	Institutional Funds				Institutional Funds				Management Trust
	Emerging Markets Equity				US Real Estate				Large Cap Value
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	-	-	-	157,638.72	-	-	-	20,693.29	82,948.40	180.81	13,823.08	3,543.36
Units issued	-	-	-	1,476.82	-	-	-	1,070.86	5,007.14	10.49	260.19	166.32
Units transferred	-	-	-	(0.41)	-	-	-	(178.71)	(1,620.56)	(1.72)	(799.64)	(162.13)
Units redeemed	-	-	-	(20,845.63)	-	-	-	(6,739.29)	(22,834.85)	(41.71)	(745.96)	(120.60)
Ending balance	-	-	-	138,269.50	-	-	-	14,846.15	63,500.13	147.87	12,537.67	3,426.95

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016
	Neuberger Berman Advisors				Neuberger Berman Advisors				Neuberger Berman Advisors
	Management Trust				Management Trust				Management Trust
	Mid Cap Growth				Short Duration Bond				Mid Cap Growth Class S (1)
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	16,153.79	1,802.47	96.83	-	215,302.55	6,792.88	23,632.73	-	42,424.50	-	12,353.60	-
Units issued	976.45	349.70	7.98	-	16,249.97	409.69	857.25	-	3,382.25	-	186.07	-
Units transferred	(451.59)	135.40	-	-	1,869.07	180.47	854.30	-	(497.30)	-	339.51	-
Units redeemed	(3,086.60)	(893.61)	(3.66)	-	(46,188.93)	(367.53)	(1,256.99)	-	(5,951.16)	-	(295.60)	-
Ending balance	13,592.05	1,393.96	101.15	-	187,232.66	7,015.51	24,087.29	-	39,358.29	-	12,583.58	-

	Neuberger Berman Advisors				Oppenheimer Variable				Oppenheimer Variable
	Management Trust				Account Funds				Account Funds
	Socially Responsive				Conservative Balanced/VA				Global Strategic Income/VA
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	217.15	152.12	-	-	5,627.17	82.60	-	-	28,319.41	3,696.20	319.42	-
Units issued	29.53	42.08	-	-	60.41	49.64	-	-	1,985.75	441.63	22.96	-
Units transferred	134.76	0.97	-	-	347.41	0.44	-	-	(347.15)	35.61	-	-
Units redeemed	(26.43)	(37.73)	-	-	(667.95)	(14.35)	-	-	(3,197.76)	(228.80)	(11.60)	-
Ending balance	355.01	157.44	-	-	5,367.04	118.33	-	-	26,760.24	3,944.64	330.78	-

	Oppenheimer Variable				Sentinel Variable				Sentinel Variable
	Account Funds				Products Trust				Products Trust
	Main Street Small Cap/VA				Balanced				Bond
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	2,783.01	37.04	-	-	127,227.25	3,371.27	16,021.30	2,733.42	230,306.55	7,835.41	31,523.44	26.06
Units issued	124.35	23.00	-	-	5,880.36	522.98	151.17	-	19,170.10	497.29	2,296.24	-
Units transferred	252.55	112.74	-	-	4,426.56	(150.60)	(132.17)	(26.69)	1,672.32	151.58	506.53	-
Units redeemed	(1,274.38)	(25.41)	-	-	(9,424.64)	(1,589.46)	(1,419.02)	(900.47)	(35,710.59)	(453.20)	(4,859.29)	(4.14)
Ending balance	1,885.53	147.37	-	-	128,109.53	2,154.19	14,621.28	1,806.26	215,438.38	8,031.08	29,466.92	21.92

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016
	Sentinel Variable				Sentinel Variable				Sentinel Variable
	Products Trust				Products Trust				Products Trust
	Common Stock				Mid Cap Growth (1)				Small Company
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	650,203.95	8,350.60	34,903.34	74,331.06	210,971.91	313.23	22,357.93	26,176.63	202,775.52	6,934.63	25,433.52	2,410.95
Units issued	40,698.32	1,944.61	1,907.03	1,752.15	6,246.99	46.20	88.27	958.62	14,721.61	1,075.97	1,372.54	211.66
Units transferred	(10,468.95)	1,488.52	(1,049.65)	(990.63)	(202,577.76)	(334.73)	(21,819.20)	(27,054.95)	88,359.78	1,443.70	9,309.04	16,953.90
Units redeemed	(81,997.98)	(778.20)	(1,934.54)	(1,570.46)	(14,641.14)	(24.70)	(627.00)	(80.30)	(33,420.84)	(482.22)	(3,268.33)	(959.93)
Ending balance	598,435.34	11,005.53	33,826.18	73,522.12	0.00	0.00	0.00	0.00	272,436.07	8,972.08	32,846.77	18,616.58

	T Rowe Price				T Rowe Price				T Rowe Price
	Equity Series				Equity Series				Equity Series
	Blue Chip Growth				Equity Income				Health Sciences
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	53,823.55	2,006.10	4,105.77	-	204,296.99	6,201.53	31,447.11	-	62,087.06	850.65	2,028.35	-
Units issued	4,730.36	835.87	28.30	-	13,972.40	1,160.60	1,363.35	-	6,294.33	114.91	59.96	-
Units transferred	1,834.11	707.89	(6.73)	-	(12,894.50)	(548.31)	(1,581.75)	-	542.71	24.01	159.20	-
Units redeemed	(6,778.22)	(1,571.01)	(11.42)	-	(25,691.77)	(606.80)	(1,468.89)	-	11,180.04	(125.52)	(97.78)	-
Ending balance	53,609.80	1,978.85	4,115.92	-	179,683.12	6,207.02	29,759.82	-	80,104.14	864.05	2,149.73	-

	T Rowe Price				Van Eck VIP				Van Eck VIP
	Equity Series				Trust				Trust
	Personal Strategies Balanced				VIP Emerging Markets				VIP Hard Assets
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	14,859.84	-	-	-	47,928.82	9,421.48	5,480.94	-	100,608.51	6,165.12	6,477.97	-
Units issued	1,057.71	-	-	-	2,532.35	1,100.63	548.98	-	6,399.46	3,647.02	656.91	-
Units transferred	(50.48)	-	-	-	971.13	62.95	50.90	-	(8,556.61)	(2,019.75)	(783.08)	-
Units redeemed	(1,946.41)	-	-	-	(4,445.18)	(871.01)	(449.08)	-	(10,472.35)	(1,339.73)	(590.41)	-
Ending balance	13,920.66	-	-	-	46,987.12	9,714.05	5,631.74	-	87,979.01	6,452.66	5,761.39	-

(1) During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 - CHANGES IN UNITS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	FOR THE YEAR ENDED DECEMBER 31, 2016
	Van Eck VIP				Wells Fargo				Wells Fargo
	Trust				Variable Trust				Variable Trust
	Unconstrained Emerging Markets Bond				Discovery				Opportunity
	VT	V2	EP	BP	VT	V2	EP	BP	VT	V2	EP	BP
Units Issued, Transferred and Redeemed:
Beginning balance	84,359.00	4,945.81	9,318.07	-	207,952.37	13,362.39	1,852.52	-	83,969.30	-	18,408.07	15,649.50
Units issued	7,132.88	474.51	421.36	-	10,659.43	240.74	14.34	-	4,887.08	-	1,239.68	179.20
Units transferred	(1,157.75)	(15.95)	(20.66)	-	(3,393.30)	28.06	7.87	-	(912.02)	-	(79.51)	(210.50)
Units redeemed	(11,197.47)	(289.48)	(204.31)	-	(28,297.20)	(1,633.39)	(792.20)	-	(10,737.01)	-	(1,639.92)	(382.59)
Ending balance	79,136.68	5,114.89	9,514.46	-	186,921.30	11,997.80	1,082.53	-	77,207.35	-	17,928.32	15,235.61

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2016, 2015, 2014, 2013, and 2012 are shown below. Information for the years 2016, 2015, 2014, 2013, and 2012 reflect the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2016	For the Year Ended December 31, 2016	At December 31, 2016								For the Year Ended December 31, 2016			For the Year Ended December 31, 2016
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger Portfolios
Capital Appreciation Portfolio	2,419,616	-0.19%	83,439.72	1,540.54	9,362.88	15,445.68	23.45	34.37	27.09	10.12	0.90%	0.22%	0.32%	-0.38%	0.50%	0.51%	0.34%
Large Cap Growth Portfolio	14,168,146	0.00%	375,451.52	8,591.69	35,752.27	6,170.27	33.69	28.00	17.88	103.41	0.90%	0.22%	0.32%	-1.71%	-0.81%	-0.85%	-0.95%
Small Cap Growth Portfolio	7,221,746	0.00%	295,911.77	255.51	161.54	2,695.27	23.53	28.78	22.91	91.85	0.90%	0.22%	0.32%	5.28%	6.24%	6.26%	6.17%
Alliance Bernstein Variable Products
International Growth Fund	165,609	0.00%	6,064.47	2,624.15	1,591.72	-	15.63	16.80	16.80	-	0.90%	0.22%	0.32%	-7.69%	-6.86%	-6.86%	0.00%
International Value Fund	2,474,269	-1.32%	133,423.13	14,738.85	14,715.96	-	14.99	16.11	16.11	-	0.90%	0.22%	0.32%	-1.40%	-0.53%	-0.53%	0.00%
Small/Mid Cap Value Fund	1,708,152	-0.60%	40,115.09	2,356.13	5,302.96	-	35.33	37.99	37.99	-	0.90%	0.22%	0.32%	23.96%	25.08%	25.08%	0.00%
Value Fund	35,234	-1.40%	1,260.87	257.31	-	-	22.92	24.64	-	-	0.90%	0.22%	0.32%	10.54%	11.54%	0.00%	0.00%
American Century Variable
Portfolios
Income & Growth Portfolio	3,239,479	-2.37%	132,759.96	-	8,037.42	4,793.37	22.27	-	26.01	15.50	0.90%	0.22%	0.32%	12.46%	0.00%	13.48%	13.32%
Inflation Protection Portfolio	1,175,614	-2.12%	60,884.28	1,719.23	9,991.96	63,372.15	14.55	14.38	16.30	1.61	0.90%	0.22%	0.32%	3.79%	4.71%	4.69%	3.96%
International Portfolio	3,878,226	-1.03%	199,847.92	7,249.64	21,754.67	-	16.69	18.80	18.70	-	0.90%	0.22%	0.32%	-6.35%	-5.48%	-5.48%	0.00%
Ultra Portfolio	146,354	-0.33%	5,486.95	-	1,507.12	-	20.40	-	22.85	-	0.90%	0.22%	0.32%	3.54%	0.00%	4.43%	0.00%
Value Portfolio	7,348,593	-1.71%	184,804.86	1,316.08	11,288.47	12,667.61	35.50	27.43	37.60	25.84	0.90%	0.22%	0.32%	19.41%	20.48%	20.48%	20.38%
Deutsche Investment VIT Funds
Equity 500 Index Fund	752,277	-1.99%	-	-	-	25,239.99	-	-	-	29.80	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	11.46%
Small Cap Index Fund	1,038,856	-0.97%	18,540.19	1,182.09	-	12,421.10	29.35	31.56	-	36.82	0.90%	0.22%	0.32%	19.96%	21.02%	0.00%	20.87%
Deutsche Variable Series II
Large Cap Value VIP Portfolio	261,874	-0.72%	19,560.47	-	168.26	-	13.26	-	14.86	-	0.90%	0.22%	0.32%	-5.49%	0.00%	-4.65%	0.00%
Small Mid Cap Value VIP Portfolio	2,135,910	-0.23%	67,797.02	2,616.73	7,099.70	-	27.18	29.54	30.45	-	0.90%	0.22%	0.32%	15.45%	16.48%	16.47%	0.00%
Dreyfus Variable Investment Funds
Appreciation Portfolio	579,785	-1.63%	26,071.22	-	2,621.90	-	19.99	-	22.39	-	0.90%	0.22%	0.32%	6.94%	0.00%	7.91%	0.00%
Opportunistic Small Cap Portfolio	164,744	0.00%	9,293.66	-	-	-	17.73	-	-	-	0.90%	0.22%	0.32%	16.01%	0.00%	0.00%	0.00%
Quality Bond Portfolio	344,323	-1.75%	22,380.25	-	1,047.91	-	14.62	-	16.38	-	0.90%	0.22%	0.32%	0.61%	0.00%	1.53%	0.00%
Socially Responsible Growth Fund	264,504	-1.23%	18,054.70	-	247.32	-	14.42	-	16.66	-	0.90%	0.22%	0.32%	9.42%	0.00%	10.40%	0.00%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2016	For the Year Ended December 31, 2016	At December 31, 2016								For the Year Ended December 31, 2016			For the Year Ended December 31, 2016
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds
VIPF Equity Income Portfolio	9,837,378	-2.24%	124,394.02	431.22	4,478.37	-	78.09	28.54	24.85	-	0.90%	0.22%	0.32%	16.97%	18.03%	18.00%	0.00%
VIPF Growth Portfolio	15,366,287	-0.04%	178,574.60	510.26	45,721.82	-	79.18	29.93	26.51	-	0.90%	0.22%	0.32%	-0.09%	0.81%	0.80%	0.00%
VIPF High Income Portfolio	4,631,961	-5.19%	86,194.74	1,515.37	14,204.72	-	50.10	23.71	19.56	-	0.90%	0.22%	0.32%	13.58%	14.62%	14.58%	0.00%
VIPF Overseas Portfolio	8,528,437	-1.46%	233,658.25	13,623.91	22,522.53	90,132.78	32.71	18.03	16.06	3.09	0.90%	0.22%	0.32%	-5.91%	-5.06%	-5.08%	-5.09%
VIPF II Contrafund Portfolio	13,109,024	-0.80%	247,366.03	5,773.77	33,999.92	-	46.87	29.31	39.59	-	0.90%	0.22%	0.32%	7.05%	8.02%	8.00%	0.00%
VIPF II Index 500 Portfolio	46,108,286	-1.44%	584,836.56	51,386.66	259,668.28	-	63.91	29.65	27.75	-	0.90%	0.22%	0.32%	10.86%	11.84%	11.86%	0.00%
VIPF III Mid Cap Portfolio	4,097,422	-0.50%	117,564.87	4,424.96	10,485.21	-	30.62	31.03	34.31	-	0.90%	0.22%	0.32%	11.24%	12.25%	12.23%	0.00%
VIPF III Value Strategies Portfolio	212,277	-1.15%	5,209.49	980.61	-	-	33.89	36.44	-	-	0.90%	0.22%	0.32%	8.65%	9.62%	0.00%	0.00%
VIPF V Investment Grade Bond Portfolio	5,760,477	-2.33%	267,392.93	3,047.82	21,464.17	41,116.45	19.18	15.88	22.15	2.64	0.90%	0.22%	0.32%	3.83%	4.77%	4.73%	4.47%
VIPF V Money Market	9,120,804	-0.11%	481,051.94	4,225.67	84,040.73	1,194,102.70	13.14	10.03	14.18	1.31	0.90%	0.22%	0.32%	-0.78%	0.15%	0.09%	0.19%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,729,945	-1.94%	93,172.37	1,137.78	9,548.77	-	16.46	18.14	18.44	-	0.90%	0.22%	0.32%	6.24%	7.18%	7.19%	0.00%
Global Real Estate Fund	991,412	-1.19%	62,471.81	-	504.20	-	15.73	-	17.62	-	0.90%	0.22%	0.32%	-0.33%	0.00%	0.57%	0.00%
Mutual Global Discovery Securities Fund	395,643	-1.86%	17,848.65	626.26	166.96	-	21.16	22.75	22.75	-	0.90%	0.22%	0.32%	11.40%	12.44%	12.44%	0.00%
Mutual Shares Securities Fund	813,318	-1.97%	33,622.37	1,514.81	4,261.62	-	20.22	24.50	22.65	-	0.90%	0.22%	0.32%	14.99%	16.05%	16.08%	0.00%
Small Cap Value Securities Fund	750,007	-0.78%	21,610.07	884.95	3,649.28	-	28.05	32.98	31.42	-	0.90%	0.22%	0.32%	29.02%	30.17%	30.17%	0.00%
Small Mid Cap Growth Securities Fund	244,085	0.00%	8,853.97	1,351.30	827.73	-	20.92	29.20	23.44	-	0.90%	0.22%	0.32%	3.26%	4.19%	4.16%	0.00%
US Government Securities Fund	413,291	-2.65%	32,404.40	1,821.34	1,247.37	-	11.58	12.45	12.45	-	0.90%	0.22%	0.32%	-0.04%	0.86%	0.86%	0.00%
Invesco Variable Insurance Funds
Global Health Care Fund	2,354,681	0.00%	111,977.45	-	4,944.37	10,437.98	19.62	-	22.67	4.32	0.90%	0.22%	0.32%	-12.23%	0.00%	-11.45%	-11.64%
Mid Cap Growth Fund	835,705	0.00%	57,975.60	-	142.11	319.50	14.30	-	14.91	14.83	0.90%	0.22%	0.32%	-0.16%	0.00%	0.74%	0.58%
Technology Fund	1,650,923	0.00%	206,207.60	-	5,544.76	9,165.25	7.66	-	8.85	2.41	0.90%	0.22%	0.32%	-1.65%	0.00%	-0.78%	-0.99%
JP Morgan Insurance Trust
Small Cap Core Portfolio	1,480,383	-0.51%	36,089.53	-	8,998.21	255.80	32.69	-	32.15	43.73	0.90%	0.22%	0.32%	19.15%	0.00%	20.23%	20.08%
Morgan Stanley Investment
Funds
Core Plus Fixed Income Portfolio	2,656,423	-1.83%	-	-	-	1,219,746.12	-	-	-	2.18	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	6.24%
Emerging Markets Equity Portfolio	349,931	-0.52%	-	-	-	138,269.50	-	-	-	2.53	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	6.78%
US Real Estate Portfolio	84,803	-1.35%	-	-	-	14,846.15	-	-	-	5.71	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	6.77%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2016	For the Year Ended December 31, 2016	At December 31, 2016								For the Year Ended December 31, 2016			For the Year Ended December 31, 2016
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Large Cap Value Portfolio	1,948,942	-0.77%	63,500.13	147.87	12,537.67	3,426.95	23.18	31.34	24.89	46.84	0.90%	0.22%	0.32%	26.24%	27.34%	27.36%	27.21%
Mid Cap Growth Portfolio	412,693	0.00%	13,592.05	1,393.96	101.15	-	27.18	28.80	30.45	-	0.90%	0.22%	0.32%	3.47%	4.39%	4.40%	0.00%
Mid Cap Growth Class S Portfolio	515,329	0.00%	39,358.29	-	12,583.58	-	9.90	-	10.00	-	0.90%	0.22%	0.32%	3.19%	0.00%	4.16%	0.00%
Short Duration Bond Portfolio	2,463,392	-1.21%	187,232.66	7,015.51	24,087.29	-	11.07	13.24	12.40	-	0.90%	0.22%	0.32%	0.32%	1.18%	1.20%	0.00%
Socially Responsive Portfolio	14,021	-0.81%	355.01	157.44	-	-	26.74	28.75	-	-	0.90%	0.22%	0.32%	8.89%	9.87%	0.00%	0.00%
Oppenheimer Variable Account Funds
Conservative Balanced/VA Fund	102,096	-2.08%	5,367.04	118.33	-	-	18.58	19.98	-	-	0.90%	0.22%	0.32%	4.04%	4.93%	0.00%	0.00%
Global Strategic Income/VA Fund	502,956	-4.53%	26,760.24	3,944.64	330.78	-	16.04	17.25	17.25	-	0.90%	0.22%	0.32%	5.32%	6.26%	6.26%	0.00%
Main Street Small Cap/VA Fund	68,425	-0.26%	1,885.53	147.37	-	-	33.48	35.99	-	-	0.90%	0.22%	0.32%	16.60%	17.66%	0.00%	0.00%
Sentinel Variable Products Trust
Balanced Fund	4,588,330	-1.39%	128,109.53	2,154.19	14,621.28	1,806.26	31.81	22.08	26.81	41.10	0.90%	0.22%	0.32%	6.48%	7.43%	7.41%	7.28%
Bond Fund	5,770,553	-2.02%	215,438.38	8,031.08	29,466.92	21.92	22.98	14.40	23.88	23.70	0.90%	0.22%	0.32%	-0.09%	0.78%	0.82%	0.50%
Common Stock Fund	30,101,973	-1.63%	598,435.34	11,005.53	33,826.18	73,522.12	44.11	28.49	32.81	31.05	0.90%	0.22%	0.32%	10.27%	11.24%	11.24%	11.14%
Mid Cap Growth Fund (1)	-	-0.61%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-100.00%	-100.00%	-100.00%	-100.00%
Small Company Fund	25,872,840	-0.07%	272,436.07	8,972.08	32,846.77	18,616.58	82.92	32.10	64.43	47.15	0.90%	0.22%	0.32%	19.16%	20.23%	20.22%	20.09%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,483,124	0.00%	53,609.80	1,978.85	4,115.92	-	24.31	34.33	27.23	-	0.90%	0.22%	0.32%	-0.38%	0.54%	0.52%	0.00%
Equity Income Portfolio	4,583,801	-2.00%	179,683.12	6,207.02	29,759.82	-	20.77	25.68	23.27	-	0.90%	0.22%	0.32%	17.81%	18.84%	18.83%	0.00%
Health Sciences Portfolio	3,463,294	0.00%	80,104.14	864.05	2,149.73	-	41.48	47.30	46.47	-	0.90%	0.22%	0.32%	-11.50%	-10.72%	-10.71%	0.00%
Personal Strategy Balanced Portfolio	304,196	-1.66%	13,920.66	-	-	-	21.85	-	-	-	0.90%	0.22%	0.32%	5.52%	0.00%	0.00%	0.00%
Van Eck VIP Trust
Emerging Markets Fund	1,554,896	-0.45%	46,987.12	9,714.05	5,631.74	-	24.49	26.33	26.33	-	0.90%	0.22%	0.32%	-0.80%	0.09%	0.09%	0.00%
Global Hard Assets Fund	1,406,835	-0.39%	87,979.01	6,452.65	5,761.39	-	13.91	14.96	14.96	-	0.90%	0.22%	0.32%	42.41%	43.72%	43.72%	0.00%
Unconstrained Emerging Markets Bond Fund	1,036,021	0.00%	79,136.68	5,114.89	9,514.46	-	10.92	11.74	11.74	-	0.90%	0.22%	0.32%	5.52%	6.46%	6.46%	0.00%
Wells Fargo Variable Trust
Discovery Fund	6,439,850	0.00%	186,921.30	-	11,997.80	1,082.53	31.70	-	38.26	50.62	0.90%	0.22%	0.32%	6.67%	0.00%	7.66%	7.76%
Opportunity Fund	4,670,316	-2.00%	77,207.35	-	17,928.32	15,235.61	35.25	-	38.24	82.90	0.90%	0.22%	0.32%	11.24%	0.00%	12.23%	12.10%

(1)	During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets for the period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

 (A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the year ended 2015. Information for the year 2015 reflects the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2015	For the Year Ended December 31, 2015	At December 31, 2015								For the Year Ended December 31, 2015			For the Year Ended December 31, 2015
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger Portfolios
Capital Appreciation Portfolio	2,561,485	0.08%	89,092.07	1,442.66	9,574.72	15,529.88	23.54	34.20	26.95	10.09	0.90%	0.22%	0.32%	5.24%	6.20%	6.19%	6.06%
Large Cap Growth Portfolio	14,975,873	0.00%	392,393.09	6,188.37	33,942.71	7,066.39	34.28	28.23	18.03	104.40	0.90%	0.22%	0.32%	0.80%	1.71%	1.73%	1.77%
Small Cap Growth Portfolio	7,314,893	0.00%	314,074.47	247.85	170.99	3,298.77	22.35	27.09	21.56	86.51	0.90%	0.22%	0.32%	-4.17%	-3.32%	-3.30%	-3.12%
Alliance Bernstein Variable Products
International Growth Fund	164,606	0.23%	5,325.58	2,722.33	1,403.03	-	16.93	18.04	18.04	-	0.90%	0.22%	0.32%	-2.75%	-1.89%	-1.89%	0.00%
International Value Fund	2,444,778	2.50%	133,262.13	12,174.62	13,725.04	-	15.20	16.20	16.20	-	0.90%	0.22%	0.32%	1.66%	2.57%	2.57%	0.00%
Small/Mid Cap Value Fund	1,566,426	0.80%	46,699.71	2,305.98	5,453.14	-	28.50	30.37	30.37	-	0.90%	0.22%	0.32%	-6.32%	-5.49%	-5.49%	0.00%
Value Fund	74,530	2.47%	3,244.62	329.34	-	-	20.73	22.09	-	-	0.90%	0.22%	0.32%	-7.79%	-6.96%	0.00%	0.00%
American Century Variable
Portfolios
Income & Growth Portfolio	3,277,772	2.16%	148,713.75	-	10,035.95	7,573.06	19.80	-	22.92	13.68	0.90%	0.22%	0.32%	-6.48%	0.00%	-5.60%	-5.75%
Inflation Protection Portfolio	1,232,276	2.30%	68,744.77	1,697.82	9,980.75	58,013.30	14.02	13.73	15.57	1.55	0.90%	0.22%	0.32%	-3.16%	-2.27%	-2.27%	-2.80%
International Portfolio	4,046,815	0.39%	196,575.39	6,230.76	21,237.19	-	17.82	19.89	19.78	-	0.90%	0.22%	0.32%	-0.12%	0.78%	0.78%	0.00%
Ultra Portfolio	139,752	0.41%	5,375.28	-	1,546.60	-	19.70	-	21.88	-	0.90%	0.22%	0.32%	5.32%	0.00%	6.25%	0.00%
Value Portfolio	6,806,946	2.18%	202,609.23	1,041.49	11,877.31	18,109.81	29.73	22.77	31.21	21.47	0.90%	0.22%	0.32%	-4.74%	-3.88%	-3.88%	-3.95%
Deutsche Investment VIT Funds
Equity 500 Index Fund	667,719	1.88%	-	-	-	24,974.95	-	-	-	26.74	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	1.00%
Small Cap Index Fund	766,454	1.06%	14,407.12	1,108.28	-	12,639.71	24.47	26.08	26.08	30.46	0.90%	0.22%	0.32%	-5.44%	-4.58%	-4.58%	-4.70%
Deutsche Variable Series II
Large Cap Value VIP Portfolio	300,252	1.12%	21,234.93	-	152.44	-	14.03	-	15.58	-	0.90%	0.22%	0.32%	-8.01%	0.00%	-7.18%	0.00%
Small Mid Cap Value VIP Portfolio	2,029,947	0.00%	75,048.67	2,954.60	7,197.20	-	23.54	25.36	26.14	-	0.90%	0.22%	0.32%	-3.07%	-2.23%	-2.21%	0.00%
Dreyfus Variable Investment Funds
Appreciation Portfolio	554,331	1.75%	26,435.20	-	2,904.60	-	18.69	-	20.75	-	0.90%	0.22%	0.32%	-3.31%	0.00%	-2.49%	0.00%
Opportunistic Small Cap Portfolio	143,318	0.00%	9,380.69	-	-	-	15.28	-	16.96	-	0.90%	0.22%	0.32%	-3.12%	0.00%	0.00%	0.00%
Quality Bond Portfolio	353,037	2.07%	23,132.21	-	1,050.57	-	14.53	-	16.13	-	0.90%	0.22%	0.32%	-2.55%	0.00%	-1.64%	0.00%
Socially Responsible Growth Fund	230,320	1.14%	17,185.84	-	247.86	-	13.18	-	15.09	-	0.90%	0.22%	0.32%	-4.05%	0.00%	-3.18%	-100.00%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2015	For the Year Ended December 31, 2015	At December 31, 2015								For the Year Ended December 31, 2015			For the Year Ended December 31, 2015
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Fidelity Variable Insurance Product Funds
VIPF Equity Income Portfolio	9,406,315	3.20%	138,272.96	508.52	7,721.16	-	66.76	24.18	21.06	-	0.90%	0.22%	0.32%	-4.82%	-3.96%	-3.98%	0.00%
VIPF Growth Portfolio	16,307,572	0.26%	190,135.50	439.41	46,595.25	-	79.25	29.69	26.30	-	0.90%	0.22%	0.32%	6.22%	7.16%	7.17%	0.00%
VIPF High Income Portfolio	4,575,134	6.56%	96,377.55	1,565.15	17,106.80	-	44.11	20.69	17.07	-	0.90%	0.22%	0.32%	-4.49%	-3.63%	-3.64%	0.00%
VIPF Overseas Portfolio	9,208,450	1.35%	238,426.06	11,698.39	22,025.25	99,876.00	34.76	18.99	16.92	3.26	0.90%	0.22%	0.32%	2.69%	3.60%	3.60%	3.55%
VIPF II Contrafund Portfolio	13,321,536	1.05%	271,382.21	5,252.98	35,368.15	-	43.78	27.13	36.66	-	0.90%	0.22%	0.32%	-0.22%	0.69%	0.68%	0.00%
VIPF II Index 500 Portfolio	44,195,621	2.03%	626,342.88	48,683.64	273,934.54	-	57.65	26.51	24.81	-	0.90%	0.22%	0.32%	0.44%	1.32%	1.34%	0.00%
VIPF III Mid Cap Portfolio	3,799,609	0.50%	122,534.33	3,795.08	10,503.25	-	27.53	27.64	30.57	-	0.90%	0.22%	0.32%	-2.26%	-1.38%	-1.39%	0.00%
VIPF III Value Strategies Portfolio	192,093	1.19%	5,405.99	705.99	-	-	31.19	33.24	-	-	0.90%	0.22%	0.32%	-3.85%	-2.98%	0.00%	0.00%
VIPF V Investment Grade Bond Portfolio	5,891,951	2.54%	281,870.93	3,163.22	24,165.59	49,707.99	18.47	15.16	21.15	2.53	0.90%	0.22%	0.32%	-1.47%	-0.63%	-0.62%	-0.53%
VIPF V Money Market	9,633,731	0.01%	523,591.49	2,349.37	85,559.64	1,116,267.16	13.24	10.01	14.17	1.31	0.90%	0.22%	0.32%	-0.89%	0.05%	-0.01%	0.20%
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,753,763	3.30%	101,546.28	1,134.12	9,379.55	-	15.49	16.92	17.20	-	0.90%	0.22%	0.32%	-7.34%	-6.51%	-6.51%	0.00%
Global Real Estate Fund	1,074,839	3.23%	67,287.08	-	730.62	-	15.78	-	17.52	-	0.90%	0.22%	0.32%	-0.36%	0.00%	0.54%	0.00%
Mutual Global Discovery Securities Fund	384,673	3.09%	19,535.68	521.13	160.36	-	18.99	20.23	20.23	-	0.90%	0.22%	0.32%	-4.26%	-3.39%	-3.39%	0.00%
Mutual Shares Securities Fund	835,616	3.22%	40,833.90	1,521.48	4,398.73	-	17.58	21.11	19.51	-	0.90%	0.22%	0.32%	-5.76%	-4.92%	-4.95%	0.00%
Small Cap Value Securities Fund	603,742	0.64%	23,094.53	477.34	3,711.84	-	21.74	25.34	24.14	-	0.90%	0.22%	0.32%	-8.20%	-7.40%	-7.38%	0.00%
Small Mid Cap Growth Securities Fund	295,155	0.00%	12,191.42	1,062.76	814.52	-	20.26	28.03	22.50	-	0.90%	0.22%	0.32%	-3.51%	-2.66%	-2.65%	0.00%
US Government Securities Fund	891,079	2.58%	73,681.48	1,919.38	1,174.80	-	11.58	12.34	12.34	-	0.90%	0.22%	0.32%	-0.21%	0.69%	0.69%	0.00%
Invesco Variable Insurance Funds
Global Health Care Fund	2,859,074	0.00%	120,256.44	-	4,773.49	9,703.67	22.36	-	25.60	4.89	0.90%	0.22%	0.32%	2.26%	0.00%	3.15%	3.08%
Mid Cap Growth Fund	910,587	0.00%	62,688.96	-	580.27	304.31	14.32	-	14.80	14.74	0.90%	0.22%	0.32%	0.33%	0.00%	1.21%	1.20%
Technology Fund	1,718,958	0.00%	211,920.49	-	5,364.02	8,429.92	7.79	-	8.92	2.43	0.90%	0.22%	0.32%	5.83%	0.00%	6.80%	6.46%
JP Morgan Insurance Trust
Small Cap Core Portfolio	1,315,548	0.14%	38,585.02	-	9,249.30	257.42	27.44	-	26.74	36.42	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	0.00%
Morgan Stanley Investment
Funds
Core Plus Fixed Income Portfolio	2,595,980	3.34%	-	-	-	1,263,320.51	-	-	-	2.05	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	-0.73%
Emerging Markets Equity Portfolio	374,114	0.82%	-	-	-	157,638.72	-	-	-	2.37	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	-10.78%
US Real Estate Portfolio	110,798	1.37%	-	-	-	20,693.29	-	-	-	5.35	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	1.99%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2015	For the Year Ended December 31, 2015	At December 31, 2015								For the Year Ended December 31, 2015			For the Year Ended December 31, 2015
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Neuberger Berman Advisors
Management Trust
Large Cap Value Portfolio	1,928,043	0.80%	82,948.40	180.81	13,823.08	3,543.36	18.36	24.61	19.54	36.82	0.90%	0.22%	0.32%	-12.61%	-11.81%	-11.79%	-11.73%
Mid Cap Growth Portfolio	476,951	0.00%	16,153.79	1,802.47	96.83	-	26.27	27.59	29.17	-	0.90%	0.22%	0.32%	0.35%	1.28%	1.29%	0.00%
Mid Cap Growth Class S Portfolio (1)	525,290	0.00%	42,424.50	-	12,353.60	-	9.59	-	9.60	-	0.90%	0.22%	0.32%	0.00%	0.00%	0.00%	0.00%
Short Duration Bond Portfolio	2,753,292	1.46%	215,302.55	6,792.88	23,632.73	-	11.03	13.09	12.25	-	0.90%	0.22%	0.32%	-0.71%	0.19%	0.22%	0.00%
Small Cap Growth Portfolio (1)	-	0.00%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.32%	-15.34%	0.00%	-15.16%	0.00%
Socially Responsive Portfolio	9,314	0.58%	217.15	152.12	-	-	24.56	26.17	26.17	-	0.90%	0.22%	0.32%	-1.36%	-0.45%	0.00%	0.00%
Oppenheimer Variable Account Funds
Conservative Balanced/VA Fund (2)	102,091	1.14%	5,627.17	82.60	-	-	17.86	19.04	-	-	0.90%	0.22%	0.32%	-0.32%	0.55%	0.00%	0.00%
Global Strategic Income/VA Fund	496,468	5.57%	28,319.41	3,696.20	319.42	-	15.23	16.23	16.23	-	0.90%	0.22%	0.32%	-3.36%	-2.47%	-2.47%	0.00%
Main Street Small Cap/VA Fund	81,020	0.70%	2,783.01	37.04	-	-	28.71	30.59	-	-	0.90%	0.22%	0.32%	-6.92%	-6.08%	0.00%	0.00%
Sentinel Variable Products Trust
Balanced Fund	4,374,635	1.80%	127,227.25	3,371.27	16,021.30	2,733.42	29.87	20.55	24.96	38.31	0.90%	0.22%	0.32%	-0.85%	0.01%	0.02%	0.09%
Bond Fund	6,156,239	3.13%	230,306.55	7,835.41	31,523.44	26.06	23.00	14.29	23.69	23.58	0.90%	0.22%	0.32%	-2.17%	-1.28%	-1.29%	-1.21%
Common Stock Fund	29,328,768	2.75%	650,203.95	8,350.60	34,903.34	74,331.06	40.00	25.61	29.49	27.94	0.90%	0.22%	0.32%	-0.69%	0.18%	0.19%	0.09%
Mid Cap Growth Fund	8,189,683	0.21%	210,971.91	313.23	22,357.93	26,176.63	33.08	26.26	24.70	24.81	0.90%	0.22%	0.32%	-2.12%	-1.22%	-1.23%	-1.36%
Small Company Fund	15,754,237	0.00%	202,775.52	6,934.63	25,433.52	2,410.95	69.59	26.70	53.59	39.26	0.90%	0.22%	0.32%	-2.22%	-1.33%	-1.33%	-1.45%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,492,744	0.00%	53,823.55	2,006.10	4,105.77	-	24.40	34.15	27.09	-	0.90%	0.22%	0.32%	9.79%	10.81%	10.78%	0.00%
Equity Income Portfolio	4,351,810	1.63%	204,296.99	6,201.53	31,447.11	-	17.63	21.61	19.58	-	0.90%	0.22%	0.32%	-7.93%	-7.10%	-7.09%	0.00%
Health Sciences Portfolio	3,060,877	0.00%	62,087.06	850.65	2,028.35	-	46.87	52.98	52.04	-	0.90%	0.22%	0.32%	11.47%	12.48%	12.47%	0.00%
Personal Strategy Balanced Portfolio	307,777	1.76%	14,859.84	-	-	-	20.71	-	-	-	0.90%	0.22%	0.32%	-0.95%	0.00%	0.00%	0.00%
Van Eck VIP Trust
Emerging Markets Fund	1,575,233	0.50%	47,928.82	9,421.48	5,480.94	-	24.69	26.31	26.31	-	0.90%	0.22%	0.32%	-14.76%	-14.00%	-14.00%	0.00%
Global Hard Assets Fund	1,114,448	0.03%	100,608.51	6,165.12	6,477.97	-	9.77	10.41	10.41	-	0.90%	0.22%	0.32%	-34.04%	-33.44%	-33.44%	0.00%
Unconstrained Emerging Markets Bond Fund	1,030,848	6.34%	84,359.00	4,945.81	9,318.07	-	10.35	11.03	11.03	-	0.90%	0.22%	0.32%	-13.86%	-13.05%	-13.05%	0.00%
Wells Fargo Variable Trust
Discovery Fund	6,741,576	0.00%	207,952.37	-	13,362.39	1,852.52	29.72	-	35.54	46.97	0.90%	0.22%	0.32%	-2.34%	0.00%	-1.46%	-1.58%
Opportunity Fund	4,445,877	0.13%	83,969.30	-	18,408.07	15,649.50	31.69	-	34.07	73.95	0.90%	0.22%	0.32%	-3.96%	0.00%	-3.07%	-3.20%

(1)	On November 6, 2015, the Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio was merged into the Neuberger Berman Advisors Management Trust Mid Cap Growth Class S Portfolio. Total return has been calculated as of November 5, 2015.
(2)	During 2015, the Oppenheimer Capital Income/VA Fund was renamed the Conservative Balanced/VA Fund.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets for the period indicated. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.

These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the year ended 2014. Information for the year 2014 reflects the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

	At December 31, 2014	For the Year Ended December 31, 2014	At December 31, 2014								For the Year Ended December 31, 2014			For the Year Ended December 31, 2014
		Investment Income	Units				Units Value				Expense Ratio**			Total Return***
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	16,401,806	0.15%	427,145.47	6,462.76	38,908.90	9,821.89	34.01	27.76	17.72	102.59	0.90%	0.22%	0.32%	10.00%	10.99%	10.99%	10.80%
Capital Appreciation Portfolio	2,560,745	0.09%	93,921.96	1,003.40	11,997.69	12,927.27	22.37	32.20	25.38	9.51	0.90%	0.22%	0.32%	12.74%	13.75%	13.75%	13.62%
Small Cap Growth Portfolio	8,341,446	0.00%	342,721.71	265.97	309.65	3,735.61	23.32	28.02	22.30	89.29	0.90%	0.22%	0.32%	-0.46%	0.44%	0.44%	0.23%
Alliance Bernstein Variable Products
Value Fund	63,546	1.87%	2,498.89	310.88	-	-	22.48	23.74	-	-	0.90%	0.22%	0.32%	10.11%	11.10%	-	-
Small/Mid Cap Growth Fund	1,861,014	0.70%	51,410.56	2,357.08	6,886.21	-	30.42	32.13	32.13	-	0.90%	0.22%	0.32%	8.22%	9.20%	9.20%	-
International Value Fund	2,491,462	3.66%	143,247.15	7,119.28	15,067.41	-	14.95	15.79	15.79	-	0.90%	0.22%	0.32%	-7.05%	-6.21%	-6.21%	-
International Growth Fund	258,197	0.00%	4,860.66	8,127.87	1,312.67	-	17.41	18.39	18.39	-	0.90%	0.22%	0.32%	-2.08%	-1.19%	-1.19%	-
American Century Variable
Portfolios
Income & Growth Portfolio	3,442,051	2.02%	145,859.68	-	10,012.32	7,700.86	21.17	-	24.28	14.51	0.90%	0.22%	0.32%	11.50%	-	12.50%	12.37%
Inflation Protection Portfolio	1,277,791	1.48%	69,065.45	1,652.26	10,151.32	58,561.38	14.48	14.05	15.93	1.59	0.90%	0.22%	0.32%	2.65%	3.58%	3.58%	3.18%
International Portfolio	4,166,941	1.67%	205,976.68	6,157.98	18,842.58	-	17.84	19.74	19.63	-	0.90%	0.22%	0.32%	-6.35%	-5.51%	-5.51%	-
Ultra Portfolio	107,620	0.37%	3,923.12	-	1,662.48	-	18.71	-	20.59	-	0.90%	0.22%	0.32%	9.01%	-	9.99%	-
Value Portfolio	7,210,378	1.53%	204,384.13	927.77	15,057.85	14,336.31	31.21	23.69	32.47	22.35	0.90%	0.22%	0.32%	12.07%	13.08%	13.08%	12.91%
Dreyfus Variable Investment Funds
Appreciation Portfolio	607,665	1.83%	28,307.87	-	2,835.94	-	19.33	-	21.28	-	0.90%	0.22%	0.32%	7.13%	-	8.09%	-
Opportunistic Small Cap Portfolio	160,799	0.00%	10,193.52	-	-	-	15.77	-	-	-	0.90%	0.22%	0.32%	0.69%	-	(1.00)	-
Quality Bond Portfolio	395,106	2.12%	23,975.85	-	2,300.30	-	14.91	-	16.40	-	0.90%	0.22%	0.32%	3.86%	-	4.79%	-
Socially Responsible Growth Fund	289,134	1.05%	19,716.02	-	248.42	2,734.09	13.74	-	15.59	5.24	0.90%	0.22%	0.32%	12.44%	-	13.45%	13.31%
DWS Variable Series II
Small Mid Cap Value Portfolio (1)	2,200,080	0.45%	80,361.94	1,976.85	7,355.32	-	24.29	25.94	26.73	-	0.90%	0.22%	0.32%	4.16%	5.09%	5.09%	-
Large Cap Value Portfolio	315,903	1.41%	20,534.38	-	168.52	-	15.25	-	16.78	-	0.90%	0.22%	0.32%	9.37%	-	10.36%	-
DWS VIT Funds
Equity 500 Index Fund	1,603,256	1.79%	-	-	-	60,576.78	-	-	-	26.47	0.90%	0.22%	0.32%	-	-	-	13.25%
Small Cap Index Fund	1,156,354	0.94%	13,625.30	977.09	12,619.37	13,518.73	25.88	27.33	27.33	31.96	0.90%	0.22%	0.32%	3.81%	4.74%	4.74%	4.61%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year									For the Year
	At December 31,	Ended December									Ended December 31,
	2014	31, 2014	At December 31, 2014								2014		For the Year Ended December 31, 2014
			Units				Units Value				Expense Ratio**		Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	14,234,179	0.93%	289,279.85	5,006.52	38,565.85	-	43.88	26.95	36.41	-	0.90%	0.22%	10.95%	11.94%	11.94%	-
Equity Income Portfolio	10,358,069	2.77%	144,980.62	400.11	8,139.75	-	70.14	25.18	21.93	-	0.90%	0.22%	7.75%	8.72%	8.72%	-
Growth Portfolio	16,219,653	0.18%	200,260.57	431.86	51,566.38	-	74.61	27.71	24.54	-	0.90%	0.22%	10.31%	11.30%	11.30%	-
High Income Portfolio	4,987,897	5.78%	100,603.01	1,432.66	17,592.93	-	46.18	21.47	17.71	-	0.90%	0.22%	0.25%	1.16%	1.16%	-
Index 500 Portfolio	46,197,506	1.60%	663,278.61	31,847.53	297,759.39	-	57.40	26.16	24.48	-	0.90%	0.22%	12.56%	13.57%	13.57%	-
Investment Grade Bond Portfolio	6,457,474	2.20%	297,182.41	3,133.85	33,290.33	50,552.53	18.75	15.26	21.28	2.54	0.90%	0.22%	4.88%	5.83%	5.83%	5.70%
Mid Cap Portfolio	4,334,543	0.26%	137,958.05	3,835.24	10,986.80	-	28.17	28.03	31.00	-	0.90%	0.22%	5.34%	6.29%	6.29%	-
Money Market	11,535,100	0.01%	595,121.10	62,548.54	92,184.40	1,258,865.05	13.36	10.01	14.17	1.31	0.90%	0.22%	-0.88%	0.01%	0.01%	0.00%
Overseas Portfolio	9,403,948	1.38%	250,739.57	6,967.05	22,407.30	134,622.04	33.85	18.33	16.33	3.15	0.90%	0.22%	-8.90%	-8.08%	-8.08%	-8.22%
Value Strategies Portfolio	198,796	1.03%	5,491.52	602.33	-	-	32.44	34.26	-	-	0.90%	0.22%	5.84%	6.80%	-	-
Franklin Templeton Variable
Insurance Products Trust (1)
Templeton Foreign VIP Fund	1,831,874	1.89%	98,148.85	1,056.73	9,346.97	-	16.72	18.10	18.40	-	0.90%	0.22%	-11.92%	-11.13%	-11.13%	-
Mutual Shares VIP Fund	866,340	1.97%	39,789.50	1,505.01	4,417.56	-	18.65	22.20	20.53	-	0.90%	0.22%	6.17%	7.12%	7.12%	-
Global Real Estate VIP Fund	1,177,829	0.46%	73,336.76	-	948.97	-	15.84	-	17.43	-	0.90%	0.22%	13.98%	-	15.01%	-
Mutual Global Discovery VIP Fund	394,146	2.32%	19,204.29	450.34	187.20	-	19.83	20.94	20.94	-	0.90%	0.22%	5.03%	5.98%	5.98%	-
Small Mid Cap Growth VIP Fund	291,686	0.00%	12,562.49	328.71	794.45	-	21.00	28.80	23.11	-	0.90%	0.22%	6.51%	7.47%	7.47%	-
Small Cap Value VIP Fund	686,404	0.63%	24,240.09	416.02	3,872.08	-	23.68	27.36	26.06	-	0.90%	0.22%	-0.33%	0.57%	0.57%	-
US Government Securities VIP Fund	870,100	2.74%	71,814.56	1,900.86	1,138.38	-	11.60	12.25	12.25	-	0.90%	0.22%	2.71%	3.64%	3.64%	-
Invesco Variable Insurance Funds
Global Health Care Fund	2,936,216	0.00%	126,116.42	-	5,240.58	10,033.61	21.87	-	24.82	4.74	0.90%	0.22%	18.60%	-	19.67%	19.51%
Mid Cap Growth Fund	1,017,320	0.00%	68,961.32	-	600.88	1,662.88	14.27	-	14.62	14.56	0.90%	0.22%	7.07%	-	8.04%	7.78%
Technology Fund	1,684,813	0.00%	220,328.15	-	5,320.56	8,471.77	7.36	-	8.35	2.28	0.90%	0.22%	10.06%	-	11.05%	10.93%
JP Morgan Series Trust II
Small Cap Core Portfolio	-	0.14%	-	-	-	-	-	-	-	-	0.90%	0.22%	0.00%	-	0.00%	0.00%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,707,826	2.91%	-	-	-	1,307,595.17	-	-	-	2.07	0.90%	0.22%	-	-	-	7.72%
Emerging Markets Equity Portfolio	420,531	0.38%	-	-	-	158,124.45	-	-	-	2.66	0.90%	0.22%	-	-	-	-4.61%
US Real Estate Portfolio	116,906	1.40%	-	-	-	22,287.54	-	-	-	5.25	0.90%	0.22%	-	-	-	29.56%

(1) During 2014, Franklin Templeton made the following changes to fund names: the Global Real Estate Securities Fund was renamed the Global Real Estate VIP Fund; the Small Cap Value Securities Fund was renamed the Small Cap Value VIP Fund; the Small Mid Cap Growth Securities Fund was renamed the Small Mid Cap Growth VIP Fund; the US Government Fund was renamed the US Government Securities VIP Fund; the Mutual Global Discovery Securities Fund was renamed the Mutual Global Discovery VIP Fund; the Mutual Shares Securities Fund was renamed the Mutual Shares VIP Fund; the Templeton Foreign Securities Fund was renamed the Templeton Foreign VIP Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
	At December 31,	Ended December									For the Year Ended
	2014	31, 2014	At December 31, 2014								December 31, 2014			For the Year Ended December 31, 2014
			Units				Units Value				Expense Ratio**			Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	588,613	0.00%	29,126.48	-	7,436.94	-	15.78	-	17.36	-	0.90%	0.22%	0.32%	2.55%	-	3.47%	-
Short Duration Bond Portfolio	3,040,213	1.73%	238,298.44	7,178.99	24,460.46	-	11.11	13.06	12.22	-	0.90%	0.22%	0.32%	-0.29%	0.61%	0.61%	-
Mid Cap Growth Portfolio	470,578	0.00%	17,505.67	361.16	87.67	-	26.18	27.24	28.80	-	0.90%	0.22%	0.32%	6.62%	7.58%	7.58%	-
Large Cap Value Portfolio	2,488,676	0.72%	93,615.85	168.26	16,761.48	3,502.91	21.01	27.90	22.15	41.71	0.90%	0.22%	0.32%	8.87%	9.85%	9.85%	9.67%
Socially Responsive Portfolio	7,876	0.38%	176.98	131.93	-	-	24.90	26.29	-	-	0.90%	0.22%	0.32%	9.40%	10.38%	(1.00)	-
Oppenheimer Variable Account Funds
Capital Income/VA Fund	29,049	1.82%	1,569.55	48.55	-	-	17.92	18.93	-	-	0.90%	0.22%	0.32%	7.05%	8.02%	-	-
Main Street Small Cap/VA Fund	101,662	0.60%	3,270.95	23.85	-	-	30.84	32.57	-	-	0.90%	0.22%	0.32%	10.66%	11.65%	-	-
Global Strategic Income/VA Fund	516,259	3.89%	29,000.50	3,353.14	205.27	-	15.76	16.64	16.64	-	0.90%	0.22%	0.32%	1.58%	2.49%	2.49%	-
Sentinel Variable Products Trust
Balanced Fund	4,713,457	1.61%	134,252.55	2,018.82	20,871.78	2,759.07	30.13	20.55	24.95	38.27	0.90%	0.22%	0.32%	6.85%	7.81%	7.81%	7.64%
Bond Fund	6,911,744	2.98%	248,728.09	8,093.20	39,438.21	29.73	23.51	14.47	24.00	23.87	0.90%	0.22%	0.32%	3.09%	4.01%	4.01%	3.88%
Common Stock Fund	31,681,032	1.65%	700,445.91	8,535.09	38,534.11	75,648.83	40.28	25.56	29.43	27.92	0.90%	0.22%	0.32%	9.36%	10.34%	10.34%	10.21%
Mid Cap Growth Fund	8,942,087	0.40%	225,190.56	179.75	27,386.86	25,520.55	33.80	26.59	25.01	25.15	0.90%	0.22%	0.32%	3.70%	4.63%	4.63%	4.50%
Small Company Fund	17,530,153	0.49%	221,832.96	6,903.76	26,712.68	2,632.82	71.17	27.06	54.31	39.84	0.90%	0.22%	0.32%	5.73%	6.68%	6.68%	6.55%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,504,095	0.00%	62,407.97	450.20	4,245.13	-	22.22	30.82	24.45	-	0.90%	0.22%	0.32%	7.87%	8.84%	8.84%	-
Equity Income Portfolio	4,916,919	1.50%	214,194.29	5,895.87	32,155.02	-	19.15	23.26	21.07	-	0.90%	0.22%	0.32%	6.15%	7.10%	7.10%	-
Health Sciences Portfolio	2,559,442	0.00%	56,948.74	772.01	2,772.60	-	42.05	47.10	46.27	-	0.90%	0.22%	0.32%	30.05%	31.22%	31.22%	-
Personal Strategy Balanced Portfolio	299,927	1.61%	14,344.74	-	-	-	20.91	-	-	-	0.90%	0.22%	0.32%	4.26%	-	-	-
Van Eck VIP Trust
VIP Emerging Markets Fund	1,673,510	0.49%	45,921.01	3,556.75	7,676.70	-	28.96	30.59	30.59	-	0.90%	0.22%	0.32%	-1.30%	-0.41%	-0.41%	-
VIP Unconstrained Emerging Markets Bond Fund	1,123,264	5.18%	80,740.32	4,211.75	7,818.93	-	12.02	12.69	12.69	-	0.90%	0.22%	0.32%	1.27%	2.18%	2.18%	-
VIP Global Hard Assets Fund	1,250,901	0.09%	75,674.41	4,082.07	4,237.16	-	14.81	15.64	15.64	-	0.90%	0.22%	0.32%	-19.83%	-19.10%	-19.10%	-
Wells Fargo Variable Trust
Discovery Fund	7,655,912	0.00%	230,218.77	-	15,575.60	1,859.48	30.43	-	36.07	47.72	0.90%	0.22%	0.32%	-0.54%	-	0.36%	0.17%
Opportunity Fund	4,837,219	0.06%	86,353.72	-	20,377.83	16,642.02	33.00	-	35.15	76.40	0.90%	0.22%	0.32%	9.44%	-	10.42%	10.29%

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.

These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the year ended 2013. Information for the year 2013 reflects the adoption of AICPA Statement of Position 03-5, "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year.

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2013	31, 2013	At December 31, 2013								December 31, 2013			For the Year Ended December 31, 2013
			Units				Units Value				Expense Ratio**			Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	16,763,394	0.79%	484,693.05	5,942.94	41,021.82	10,534.17	30.92	25.01	15.97	92.59	0.90%	0.22%	0.32%	33.88%	35.08%	35.08%	34.83%
Capital Appreciation Portfolio	2,445,082	0.36%	102,611.41	932.51	11,762.26	14,367.02	19.84	28.31	22.31	8.37	0.90%	0.22%	0.32%	33.98%	35.19%	35.19%	35.03%
Small Cap Growth Portfolio	8,880,215	0.00%	363,711.89	194.99	320.46	3,877.57	23.43	27.90	22.21	89.09	0.90%	0.22%	0.32%	33.06%	34.26%	34.26%	34.06%
Alliance Bernstein Variable Products
Value Fund	58,263	1.04%	2,532.87	307.02	-	-	20.41	21.37	-	-	0.90%	0.22%	0.32%	35.63%	36.85%	-	-
Small/Mid Cap Growth Fund	1,890,211	0.59%	57,921.65	1,869.43	7,035.21	-	28.11	29.42	29.42	-	0.90%	0.22%	0.32%	36.83%	38.06%	38.06%	-
International Value Fund	2,678,707	6.13%	147,497.15	4,551.09	13,676.23	-	16.08	16.83	16.83	-	0.90%	0.22%	0.32%	21.91%	23.00%	23.00%	-
International Growth Fund	263,442	0.99%	5,222.36	7,930.10	1,237.69	-	17.78	18.61	18.61	-	0.90%	0.22%	0.32%	12.59%	13.60%	13.60%	-
American Century Variable
Portfolios
Income & Growth Portfolio	3,465,118	2.19%	160,670.59	-	14,476.08	7,956.25	18.98	-	21.59	12.91	0.90%	0.22%	0.32%	34.61%	-	35.82%	35.66%
Inflation Protection Portfolio	1,325,964	1.84%	74,300.48	1,480.97	10,343.69	64,293.01	14.10	13.57	15.38	1.54	0.90%	0.22%	0.32%	-9.03%	-8.21%	-8.21%	-8.59%
International Portfolio	4,485,357	1.72%	210,812.56	4,966.36	17,559.48	-	19.05	20.90	20.78	-	0.90%	0.22%	0.32%	21.32%	22.41%	22.41%	-
Ultra Portfolio	110,432	0.52%	4,427.01	-	1,841.09	-	17.16	-	18.72	-	0.90%	0.22%	0.32%	35.85%	-	37.07%	-
Value Portfolio	6,961,988	1.63%	220,238.30	871.48	15,508.06	18,436.15	27.85	20.95	28.72	19.80	0.90%	0.22%	0.32%	30.55%	31.73%	31.73%	31.61%
Vista Portfolio	880,621	0.00%	46,117.17	19.89	3,061.68	-	17.80	21.05	19.41	-	0.90%	0.22%	0.32%	29.01%	30.17%	30.17%	-
Dreyfus Variable Investment Funds
Appreciation Portfolio	727,125	1.93%	37,031.95	-	2,985.12	-	18.05	-	19.68	-	0.90%	0.22%	0.32%	20.02%	-	21.10%	-
Opportunistic Small Cap Portfolio	138,653	0.00%	8,850.13	-	-	-	15.67	-	17.09	-	0.90%	0.22%	0.32%	47.22%	-	-	-
Quality Bond Portfolio	403,131	2.86%	25,737.32	-	2,156.67	-	14.35	-	15.65	-	0.90%	0.22%	0.32%	-2.42%	-	-1.54%	-
Socially Responsible Growth Fund	288,197	1.30%	21,298.44	-	249.08	5,292.89	12.22	-	13.74	4.63	0.90%	0.22%	0.32%	33.15%	-	34.34%	34.18%
DWS Variable Series II
Small Mid Cap Value Portfolio (1)	2,201,889	0.79%	84,287.04	1,777.97	7,554.87	-	23.32	24.68	25.44	-	0.90%	0.22%	0.32%	33.50%	34.70%	34.70%	-
Large Cap Value Portfolio	328,459	1.50%	23,381.84	-	165.59	-	13.94	-	15.20	-	0.90%	0.22%	0.32%	29.38%	-	30.54%	-
DWS VIT Funds
Equity 500 Index Fund	1,373,790	1.73%	-	-	-	58,785.45	-	-	-	23.37	0.90%	0.22%	0.32%	-	-	-	31.77%
Small Cap Index Fund	1,033,316	1.54%	10,918.35	228.53	13,046.49	13,573.06	24.93	26.10	26.10	30.55	0.90%	0.22%	0.32%	37.40%	38.64%	38.64%	38.47%

(1) During 2013 the Dreman Small Mid Cap Value Portfolio was renamed the Small Mid Cap Value Portfolio.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year									For the Year
		Ended									Ended
	At December	December									December 31,
	31, 2013	31, 2013	At December 31, 2013								2013		For the Year Ended December 31, 2013
			Units				Units Value				Expense Ratio**		Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	14,192,774	1.05%	322,219.12	4,832.88	40,917.32	-	39.56	24.08	32.53	-	0.90%	0.22%	30.12%	31.29%	31.29%	-
Equity Income Portfolio	10,390,693	2.49%	156,513.99	406.62	9,533.09	-	65.10	23.16	20.17	-	0.90%	0.22%	27.01%	28.15%	28.15%	-
Growth Portfolio	16,316,194	0.28%	222,461.80	402.20	57,060.59	-	67.64	24.89	22.05	-	0.90%	0.22%	35.12%	36.34%	36.34%	-
High Income Portfolio	5,198,798	5.86%	105,268.36	1,288.32	18,433.36	-	46.06	21.23	17.51	-	0.90%	0.22%	5.00%	5.95%	5.95%	-
Index 500 Portfolio	44,114,359	1.88%	721,083.48	28,622.25	309,891.37	-	51.00	23.03	21.56	-	0.90%	0.22%	31.06%	32.24%	32.24%	-
Investment Grade Bond Portfolio	6,152,160	2.39%	293,810.41	3,245.02	34,441.97	66,456.84	17.88	14.42	20.10	2.41	0.90%	0.22%	-2.65%	-1.78%	-1.78%	-1.90%
Mid Cap Portfolio	4,249,428	0.50%	142,865.62	3,424.26	11,601.86	-	26.74	26.37	29.17	-	0.90%	0.22%	35.02%	36.23%	36.23%	-
Money Market	7,223,178	0.01%	390,726.84	1,748.99	75,687.31	660,736.83	13.48	10.01	14.17	1.31	0.90%	0.22%	-0.88%	0.01%	0.01%	-0.07%
Overseas Portfolio	10,574,815	1.36%	255,326.98	6,198.20	26,606.17	143,687.75	37.15	19.94	17.76	3.43	0.90%	0.22%	29.27%	30.44%	30.44%	30.27%
Value Strategies Portfolio	196,337	0.92%	5,866.70	514.72	-	-	30.65	32.08	-	-	0.90%	0.22%	29.33%	30.49%	-	-
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	2,051,367	2.33%	96,066.45	1,072.15	9,957.22	-	18.98	20.36	20.70	-	0.90%	0.22%	21.87%	22.97%	22.97%	-
Mutual Shares Securities Fund	971,136	2.07%	48,580.96	1,519.45	4,490.03	-	17.57	20.73	19.16	-	0.90%	0.22%	27.12%	28.26%	28.26%	-
Global Real Estate Fund	1,110,526	4.61%	77,761.13	-	1,996.45	-	13.89	-	15.15	-	0.90%	0.22%	1.41%	-	2.32%	-
Mutual Global Discovery Securities Fund	381,069	2.49%	19,589.93	389.85	178.55	-	18.88	19.76	19.76	-	0.90%	0.22%	26.81%	27.95%	27.95%	-
Small Mid Cap Growth Fund	302,754	0.00%	14,080.67	277.49	821.19	-	19.72	26.80	21.51	-	0.90%	0.22%	36.92%	38.15%	38.15%	-
Small Cap Value Securities Fund	706,637	1.31%	24,422.06	405.83	4,448.90	-	23.76	27.20	25.91	-	0.90%	0.22%	35.02%	36.24%	36.24%	-
US Government Fund	794,072	2.84%	67,146.67	1,619.44	1,418.45	-	11.29	11.82	11.82	-	0.90%	0.22%	-2.87%	-1.99%	-1.99%	-
Invesco Variable Insurance Funds
Global Health Care Fund	2,723,024	0.67%	139,782.64	-	5,305.47	8,828.82	18.44	-	20.74	3.96	0.90%	0.22%	39.29%	-	40.54%	40.34%
Mid Cap Growth Fund	1,018,920	0.40%	73,958.20	-	635.61	1,806.90	13.33	-	13.53	13.51	0.90%	0.22%	35.79%	-	37.01%	36.85%
Technology Fund	1,604,456	0.00%	231,480.58	-	5,256.66	8,512.18	6.69	-	7.52	2.05	0.90%	0.22%	24.03%	-	25.14%	24.99%
JP Morgan Series Trust II
International Equity Portfolio	4,471,386	1.91%	173,951.09	-	21,825.96	73,730.70	15.67	-	16.78	18.71	0.90%	0.22%	14.42%	-	15.45%	15.31%
Small Cap Core Portfolio	1,449,935	0.54%	41,943.95	-	12,109.03	260.23	26.91	-	25.76	35.17	0.90%	0.22%	41.03%	-	42.29%	42.12%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,519,703	3.60%	-	-	-	1,310,743.60	-	-	-	1.92	0.90%	0.22%	-	-	-	-0.44%
Emerging Markets Equity Portfolio	462,484	1.24%	-	-	-	165,884.28	-	-	-	2.79	0.90%	0.22%	-	-	-	-1.08%
US Real Estate Portfolio	92,636	1.10%	-	-	-	22,880.86	-	-	-	4.05	0.90%	0.22%	-	-	-	1.92%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December	December									For the Year Ended
	31, 2013	31, 2013	At December 31, 2013								December 31, 2013			For the Year Ended December 31, 2013
			Units				Units Value				Expense Ratio**			Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	597,179	0.00%	30,468.59	-	7,655.55	-	15.38	-	16.78	-	0.90%	0.22%	0.32%	44.53%	-	45.83%	-
Short Duration Bond Portfolio	3,080,822	2.14%	245,512.15	4,888.80	23,202.89	-	11.14	12.98	12.15	-	0.90%	0.22%	0.32%	-0.28%	0.62%	0.62%	-
Mid Cap Growth Portfolio	442,038	0.00%	17,524.43	378.58	83.46	-	24.55	25.32	26.77	-	0.90%	0.22%	0.32%	31.43%	32.61%	32.61%	-
Large Cap Value Portfolio	2,402,138	1.12%	98,429.71	139.00	18,205.57	3,478.71	19.29	25.40	20.17	38.04	0.90%	0.22%	0.32%	29.97%	31.14%	31.14%	30.90%
Socially Responsive Portfolio	5,302	0.69%	112.46	115.17	-	-	22.76	23.82	23.82	-	0.90%	0.22%	0.32%	36.38%	37.60%	-	-
Oppenheimer Variable Account Funds
Capital Income/VA Fund (2)	25,589	2.22%	1,501.04	26.18	-	-	16.74	17.52	-	-	0.90%	0.22%	0.32%	11.83%	12.83%	-	-
Main Street Small Cap/VA Fund (3)	92,123	0.48%	3,285.09	19.24	-	-	27.87	29.17	-	-	0.90%	0.22%	0.32%	39.37%	40.62%	-	-
Global Strategic Income/VA Fund	455,674	4.53%	26,679.53	2,376.86	193.89	-	15.51	16.24	16.24	-	0.90%	0.22%	0.32%	-1.26%	-0.37%	-0.37%	-
Sentinel Variable Products Trust
Balanced Fund	4,654,697	1.57%	142,400.74	1,707.28	21,965.58	2,752.78	28.20	19.06	23.14	35.56	0.90%	0.22%	0.32%	17.82%	18.88%	18.88%	18.69%
Bond Fund	7,111,306	3.05%	265,945.23	5,973.24	40,295.78	1,454.74	22.81	13.91	23.07	22.98	0.90%	0.22%	0.32%	-1.22%	-0.33%	-0.33%	-0.39%
Common Stock Fund	31,496,904	1.52%	766,452.28	7,742.34	41,843.57	77,694.80	36.84	23.16	26.67	25.34	0.90%	0.22%	0.32%	30.55%	31.73%	31.73%	31.58%
Mid Cap Growth Fund	9,239,628	0.09%	244,919.07	156.35	28,430.38	23,845.17	32.59	25.41	23.90	24.06	0.90%	0.22%	0.32%	31.14%	32.32%	32.32%	32.18%
Small Company Fund	17,991,500	0.13%	242,352.55	5,862.61	27,829.61	3,004.33	67.31	25.37	50.91	37.39	0.90%	0.22%	0.32%	33.52%	34.72%	34.72%	34.56%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,510,791	0.00%	67,952.08	393.65	4,460.16	-	20.59	28.32	22.46	-	0.90%	0.22%	0.32%	39.60%	40.85%	40.85%	-
Equity Income Portfolio	5,031,705	1.30%	237,259.09	4,998.44	32,651.37	-	18.04	21.72	19.68	-	0.90%	0.22%	0.32%	28.25%	29.41%	29.41%	-
Health Sciences Portfolio	1,687,558	0.00%	48,114.74	755.62	2,968.99	-	32.33	35.90	35.26	-	0.90%	0.22%	0.32%	49.17%	50.51%	50.51%	-
Personal Strategies Balanced Portfolio	220,173	1.47%	10,979.02	-	-	-	20.05	-	-	-	0.90%	0.22%	0.32%	16.88%	-	-	-
Van Eck VIP Trust
VIP Emerging Markets Fund	1,632,864	1.48%	47,021.72	2,870.95	5,369.28	-	29.34	30.71	30.71	-	0.90%	0.22%	0.32%	11.02%	12.02%	12.02%	-
VIP Unconstrained Emerging Markets Bond Fund	1,186,699	2.10%	88,218.79	3,552.85	7,683.75	-	11.87	12.42	12.42	-	0.90%	0.22%	0.32%	-9.98%	-9.17%	-9.17%	-
VIP Global Hard Assets Fund	1,493,378	0.64%	73,645.82	2,616.19	4,259.21	-	18.47	19.34	19.34	-	0.90%	0.22%	0.32%	9.55%	10.53%	10.53%	-
Wells Fargo Variable Trust
Discovery Fund	8,396,555	0.01%	247,730.15	-	20,097.11	1,995.18	30.59	-	35.94	47.64	0.90%	0.22%	0.32%	42.52%	-	43.80%	43.94%
Opportunity Fund	4,794,459	0.20%	91,019.76	-	23,845.08	18,636.95	30.15	-	31.84	69.27	0.90%	0.22%	0.32%	29.51%	-	30.68%	30.52%

(2)	During 2013 the Oppenheimer Balanced Fund was renamed the Oppenheimer Capital Income/VA Fund.
(3)	During 2013 the Oppenheimer Main Street Small & Mid Cap Fund was renamed the Oppenheimer Main Street Small Cap/VA Fund.
(4)	During 2013 the Van Eck Global Bond Fund was renamed the Van Eck Unconstrained Emerging Markets Bond Fund.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.

These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the year ended 2012. Information for the year 2012 reflects the adoption of AICPA Statement of Position 03-5 "Financial Highlights of Separate Accounts." Certain ratios presented for the prior years reflect the presentation used in the current year

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2012	31, 2012	At December 31, 2012								December 31, 2012			For the Year Ended December 31, 2012
			Units				Units Value				Expense Ratio**			Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP
Alger American Fund
Large Cap Growth Portfolio	13,984,319	1.17%	546,789.87	5,637.69	51,830.19	9,328.42	23.09	18.51	11.82	68.67	0.90%	0.22%	0.32%	8.87%	9.88%	9.86%	9.92%
Capital Appreciation Portfolio	1,893,770	1.04%	107,969.25	782.68	11,491.99	14,324.74	14.81	20.94	16.50	6.20	0.90%	0.22%	0.32%	17.25%	18.31%	18.31%	18.29%
Small Cap Growth Portfolio	7,264,108	0.00%	397,186.00	175.99	331.35	3,926.10	17.61	20.78	16.54	66.45	0.90%	0.22%	0.32%	11.52%	12.50%	12.52%	12.73%
Alliance Bernstein Variable Products
Value Fund	13,727	1.99%	511.36	386.27	-	-	15.05	15.61	-	-	0.90%	0.22%	0.32%	14.71%	15.73%	-	-
Small/Mid Cap Growth Fund	1,800,886	0.53%	75,224.39	1,752.12	10,233.36	-	20.54	21.31	21.31	-	0.90%	0.22%	0.32%	17.67%	18.73%	18.73%	-
International Value Fund	2,623,354	1.62%	174,960.55	4,405.40	18,644.38	-	13.19	13.68	13.68	-	0.90%	0.22%	0.32%	13.52%	14.51%	14.51%	-
International Growth Fund	248,606	1.69%	5,855.21	8,323.01	1,210.14	-	15.79	16.38	16.38	-	0.90%	0.22%	0.32%	14.50%	15.51%	15.51%	-
American Century Variable
Portfolios
Income & Growth Portfolio	2,929,440	2.07%	183,302.79	-	16,770.38	8,197.30	14.10	-	15.89	9.52	0.90%	0.22%	0.32%	13.72%	-	14.75%	14.67%
Inflation Protection Portfolio	1,527,389	2.62%	77,069.72	1,297.90	12,272.29	63,988.29	15.50	14.78	16.76	1.68	0.90%	0.22%	0.32%	6.56%	7.57%	7.56%	7.14%
International Portfolio	4,133,575	0.85%	232,366.05	4,531.85	23,967.56	-	15.71	17.07	16.97	-	0.90%	0.22%	0.32%	20.07%	21.15%	21.16%	-
Ultra Portfolio	87,831	0.00%	4,892.78	-	1,905.91	-	12.63	-	13.65	-	0.90%	0.22%	0.32%	12.89%	-	13.97%	-
Value Portfolio	6,088,532	1.90%	255,717.69	929.57	15,145.65	19,191.59	21.33	15.90	21.80	15.04	0.90%	0.22%	0.32%	13.53%	14.59%	14.55%	14.57%
Vista Portfolio	735,190	0.00%	49,655.68	10.06	3,354.06	-	13.80	16.17	14.91	-	0.90%	0.22%	0.32%	14.58%	15.59%	15.59%	-
Dreyfus Variable Investment Funds
Appreciation Portfolio	586,529	3.89%	35,705.68	-	3,052.15	-	15.04	-	16.25	-	0.90%	0.22%	0.32%	9.44%	-	10.41%	-
Opportunistic Small Cap Portfolio	105,061	0.00%	9,872.81	-	-	-	10.64	-	-	-	0.90%	0.22%	0.32%	19.43%	-	-	-
Quality Bond Portfolio	449,245	2.86%	28,188.07	-	2,180.14	-	14.71	-	15.90	-	0.90%	0.22%	0.32%	6.04%	-	6.98%	-
Socially Responsible Growth Fund	285,916	0.81%	27,101.00	-	1,041.40	7,690.12	9.18	-	10.23	3.45	0.90%	0.22%	0.32%	10.99%	-	11.92%	11.91%
DWS Variable Series II
Dreman Small Mid Cap Value Portfolio	1,857,458	0.82%	95,176.87	1,703.81	8,652.45	-	17.47	18.32	18.88	-	0.90%	0.22%	0.32%	12.35%	13.38%	13.35%	-
Large Cap Value Portfolio	243,640	1.49%	22,433.38	-	165.43	-	10.77	-	11.65	-	0.90%	0.22%	0.32%	8.51%	-	9.46%	-
DWS VIT Funds
Equity 500 Index Fund	1,032,667	1.65%	-	-	-	58,229.24	-	-	-	17.73	0.90%	0.22%	0.32%	-	-	-	15.61%
Small Cap Index Fund	668,950	0.94%	4,178.26	215.36	11,463.84	16,919.00	18.15	18.82	18.82	22.06	0.90%	0.22%	0.32%	15.21%	16.27%	16.27%	16.18%

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year									For the Year
		Ended									Ended
	At December 31,	December									December 31,
	2012	31, 2012	At December 31, 2012								2012		For the Year Ended December 31, 2012
			Units				Units Value				Expense Ratio**		Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	VT	V2	EP	BP

Fidelity Variable Insurance Product Funds
Contrafund Portfolio	11,692,532	1.31%	349,844.17	4,300.59	39,490.45	-	30.40	18.34	24.78	-	0.90%	0.22%	15.37%	16.45%	16.43%	-
Equity Income Portfolio	9,034,047	3.00%	164,852.01	410.96	36,644.75	-	51.26	18.07	15.74	-	0.90%	0.22%	16.26%	17.29%	17.27%	-
Growth Portfolio	12,804,743	0.58%	234,490.77	335.67	65,522.47	-	50.06	18.26	16.17	-	0.90%	0.22%	13.67%	14.69%	14.70%	-
High Income Portfolio	5,062,630	5.67%	107,370.36	1,150.69	19,947.43	-	43.87	20.03	16.52	-	0.90%	0.22%	13.20%	14.22%	14.19%	-
Index 500 Portfolio	36,787,051	2.04%	778,347.62	29,509.31	367,229.62	-	38.91	17.42	16.30	-	0.90%	0.22%	14.89%	15.95%	15.94%	-
Investment Grade Bond Portfolio	6,672,354	2.31%	271,543.33	2,808.93	72,765.81	62,993.90	18.37	14.68	20.47	2.45	0.90%	0.22%	4.95%	5.89%	5.88%	5.77%
Mid Cap Portfolio	3,521,541	0.62%	161,682.33	3,162.94	12,038.94	-	19.81	19.36	21.41	-	0.90%	0.22%	13.77%	14.83%	14.86%	-
Money Market	7,709,853	0.04%	442,638.67	1,713.95	84,200.01	366,383.69	13.60	10.01	14.16	1.31	0.90%	0.22%	-0.82%	0.02%	0.03%	0.29%
Overseas Portfolio	8,867,201	1.93%	278,792.81	4,904.68	28,761.18	147,531.30	28.74	15.28	13.62	2.63	0.90%	0.22%	19.65%	20.73%	20.71%	20.75%
Value Strategies Portfolio	149,954	0.72%	5,710.02	594.86	-	-	23.70	24.59	-	-	0.90%	0.22%	26.13%	27.25%	-	-
Franklin Templeton Variable
Insurance Products Trust
Foreign Securities Fund	1,691,788	3.00%	95,666.01	1,115.72	10,894.84	-	15.57	16.56	16.83	-	0.90%	0.22%	17.19%	18.19%	18.21%	-
Mutual Shares Securities Fund	801,332	1.96%	51,517.62	1,293.32	4,573.73	-	13.82	16.16	14.94	-	0.90%	0.22%	13.21%	14.21%	14.22%	-
Global Real Estate Fund	1,071,819	0.00%	75,093.29	-	2,908.66	-	13.70	-	14.81	-	0.90%	0.22%	26.26%	-	27.43%	-
Mutual Global Discovery Securities Fund	252,409	2.96%	16,368.90	376.08	187.85	-	14.89	15.44	15.44	-	0.90%	0.22%	12.62%	13.64%	13.64%	-
Small Mid Cap Growth Fund	202,972	0.00%	12,931.16	212.29	811.10	-	14.40	19.40	15.57	-	0.90%	0.22%	9.85%	10.84%	10.87%	-
Small Cap Value Securities Fund	592,066	0.74%	27,551.80	439.98	5,174.23	-	17.60	19.97	19.02	-	0.90%	0.22%	17.32%	18.35%	18.36%	-
US Government Fund	821,074	2.70%	67,607.97	1,642.24	1,272.94	-	11.62	12.06	12.06	-	0.90%	0.22%	1.17%	2.11%	2.11%	-
Invesco Variable Insurance Funds
Global Health Care Fund	2,176,971	0.00%	154,755.14	-	6,940.19	9,020.84	13.24	-	14.76	2.82	0.90%	0.22%	19.83%	-	20.85%	21.23%
Mid Cap Growth Fund (1)	852,258	0.00%	82,660.17	-	1,513.62	2,618.30	9.82	-	9.88	9.87	0.90%	0.22%	-	-	-	-
Technology Fund	1,334,854	0.00%	239,368.41	-	5,096.48	8,554.00	5.39	-	6.01	1.64	0.90%	0.22%	10.23%	-	11.25%	11.63%
JP Morgan Series Trust II
International Equity Portfolio	4,208,634	2.10%	188,299.33	-	16,860.22	85,362.64	13.69	-	14.53	16.23	0.90%	0.22%	20.01%	-	21.02%	20.91%
Small Cap Core Portfolio	1,034,499	0.20%	43,004.63	-	11,452.46	261.79	19.08	-	18.10	24.74	0.90%	0.22%	18.68%	-	19.74%	19.60%
Morgan Stanley Universal
Institutional Funds
Core Plus Fixed Income Portfolio	2,461,751	4.57%	-	-	-	1,275,019.95	-	-	-	1.93	0.90%	0.22%	-	-	-	9.08%
Emerging Markets Equity Portfolio	625,218	0.00%	-	-	-	221,822.91	-	-	-	2.82	0.90%	0.22%	-	-	-	19.94%
US Real Estate Portfolio	92,532	0.84%	-	-	-	23,294.78	-	-	-	3.97	0.90%	0.22%	-	-	-	15.81%

(1) During 2012 the Invesco VIF Capital Development Fund was replaced with the Invesco VIF Mid Cap Growth Fund.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - FINANCIAL HIGHLIGHTS (continued)

VT = VariTrak Product

V2 = Investor Select Product

EP = Estate Provider Product

BP = Benefit Provider Product

		For the Year
		Ended
	At December 31,	December									For the Year Ended
	2012	31, 2012	At December 31, 2012								December 31, 2012			For the Year Ended December 31, 2012
			Units				Units Value				Expense Ratio**			Total Return***

		Investment
		Income
	Net Assets	Ratio*	VT	V2	EP	BP	VT	V2	EP	BP	VT	BP	EP	VT	V2	EP	BP

Neuberger Berman Advisors
Management Trust
Small Cap Growth Portfolio	471,631	0.00%	35,554.77	-	8,099.77	-	10.64	-	11.50	-	0.90%	0.22%	0.32%	7.84%	-	8.84%	-
Short Duration Bond Portfolio	3,204,953	2.99%	247,451.76	5,295.26	30,791.05	-	11.17	12.90	12.08	-	0.90%	0.22%	0.32%	3.65%	4.64%	4.65%	-
Mid Cap Growth Portfolio	342,178	0.00%	17,777.23	358.01	162.73	-	18.68	19.09	20.19	-	0.90%	0.22%	0.32%	11.38%	12.38%	12.41%	-
Large Cap Value Portfolio (2)	2,102,971	0.42%	112,739.08	134.89	21,859.72	3,114.85	14.85	19.37	15.38	29.06	0.90%	0.22%	0.32%	15.53%	16.60%	16.59%	16.69%
Socially Responsive Portfolio	2,817	0.22%	113.52	53.35	-	-	16.69	17.31	-	-	0.90%	0.22%	0.32%	10.01%	10.97%	-	-
Oppenheimer Variable Account Funds
Balanced / VA Fund	25,349	1.19%	1,674.48	18.04	-	-	14.97	15.53	-	-	0.90%	0.22%	0.32%	11.06%	12.13%	-	-
Main Street Small & Mid Cap / VA Fund	73,694	0.31%	3,665.67	18.58	-	-	20.00	20.75	-	-	0.90%	0.22%	0.32%	16.61%	17.67%	-	-
Global Strategic Income / VA Fund	329,385	5.29%	18,714.01	1,887.36	281.46	-	15.71	16.30	16.30	-	0.90%	0.22%	0.32%	12.15%	13.19%	13.19%	-
Sentinel Variable Products Trust
Balanced Fund	4,011,861	2.02%	143,808.73	1,398.62	23,873.12	2,752.96	23.94	16.03	19.47	29.96	0.90%	0.22%	0.32%	10.46%	11.40%	11.42%	11.61%
Bond Fund	7,955,259	2.91%	292,943.66	5,091.09	46,701.58	1,729.49	23.09	13.96	23.15	23.07	0.90%	0.22%	0.32%	5.56%	6.56%	6.54%	6.65%
Common Stock Fund	26,542,824	1.74%	842,850.53	7,331.19	49,864.75	84,286.04	28.22	17.58	20.25	19.25	0.90%	0.22%	0.32%	14.05%	15.07%	15.10%	15.02%
Mid Cap Growth Fund	7,737,537	0.23%	269,771.76	69.63	34,626.55	22,313.57	24.85	19.21	18.06	18.20	0.90%	0.22%	0.32%	11.35%	12.32%	12.34%	12.30%
Small Company Fund	14,830,733	0.47%	267,451.27	5,353.00	30,573.71	3,280.10	50.41	18.83	37.79	27.79	0.90%	0.22%	0.32%	10.44%	11.42%	11.44%	11.42%
T Rowe Price Equity Series
Blue Chip Growth Portfolio	1,203,728	0.00%	75,186.99	833.22	4,873.89	-	14.75	20.11	15.95	-	0.90%	0.22%	0.32%	16.81%	17.92%	17.94%	-
Equity Income Portfolio	4,621,419	1.90%	284,480.89	5,141.74	35,060.61	-	14.07	16.78	15.21	-	0.90%	0.22%	0.32%	15.88%	16.96%	16.96%	-
Health Sciences Portfolio	1,075,206	0.00%	45,913.76	706.90	2,694.42	-	21.68	23.85	23.43	-	0.90%	0.22%	0.32%	29.80%	30.97%	31.03%	-
Personal Strategies Balanced Portfolio	150,477	1.95%	8,770.05	-	-	-	17.16	-	-	-	0.90%	0.22%	0.32%	14.08%	-	-	-
Van Eck VIP Trust
VIP Emerging Markets Fund	1,419,494	0.00%	46,678.57	2,355.98	4,419.06	-	26.43	27.42	27.42	-	0.90%	0.22%	0.32%	28.62%	29.82%	29.82%	-
VIP Global Bond Fund	1,200,853	2.11%	77,674.64	2,918.33	10,001.19	-	13.19	13.68	13.68	-	0.90%	0.22%	0.32%	4.64%	5.54%	5.54%	-
VIP Global Hard Assets Fund	1,321,101	0.64%	71,289.90	1,758.33	5,042.51	-	16.86	17.49	17.49	-	0.90%	0.22%	0.32%	2.45%	3.39%	3.39%	-
Wells Fargo Variable Trust
Discovery Fund	6,601,730	0.00%	280,542.01	-	20,534.89	1,996.83	21.47	-	25.00	33.10	0.90%	0.22%	0.32%	16.67%	-	17.74%	17.54%
Opportunity Fund	4,143,852	0.09%	100,075.64	-	25,896.92	22,293.31	23.28	-	24.36	53.07	0.90%	0.22%	0.32%	14.51%	-	15.51%	15.42%

(2) During 2012 the Neuberger Berman Partners Portfolio was renamed the Neuberger Berman Large Cap Value Portfolio.

*	These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.
**	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and separate account administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.

These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 8 - FUND SUBSTITUTIONS

During 2016, the Sentinel Mid Cap Growth Fund was liquidated.

There were no fund substitutions in the years 2012, 2013, 2014 or 2016. In 2015, the Neuberger Berman Mid Cap Growth Class S Portfolio was merged into the Neuberger Berman Small Cap Growth Portfolio, after obtaining shareholder approval.

NOTE 9 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Variable Account.

NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (“IRC”), a variable universal life insurance contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life insurance contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NLV Financial Corporation and Subsidiaries

Financial Statements

As of and for the Years Ended

December 31, 2016 and 2015

NLV Financial Corporation and Subsidiaries
Index
December 31, 2016 and 2015

Report of Independent Auditors

To the Board of Directors of NLV Financial Corporation:

We have audited the accompanying consolidated financial statements of NLV Financial Corporation and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

February 22, 2017

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210
T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

NLV Financial Corporation and Subsidiaries

Consolidated Balance Sheets

As of December 31, 2016 and 2015

(in thousands)	2016	2015
Assets:
Cash and investments:
Available-for-sale debt securities	$18,165,166	$17,111,699
Available-for-sale equity securities	60,142	60,916
Trading equity securities	14,764	14,505
Mortgage loans	3,205,842	2,686,711
Policy loans	838,541	823,456
Real estate investments	31,354	44,667
Derivatives	824,214	299,941
Other invested assets	853,171	631,439
Short term investments	202,424	244,043
Cash and restricted cash	244,500	141,168
Total cash and investments	24,440,118	22,058,545
Deferred policy acquisition costs	1,512,211	1,295,231
Accrued investment income	208,048	199,025
Premiums and fees receivable	19,449	19,685
Amounts recoverable from reinsurers	147,489	135,208
Present value of future profits of insurance acquired	6,642	9,751
Property and equipment, net	186,268	169,978
Corporate owned life insurance	273,706	268,115
Other assets	132,290	120,549
Separate account assets	733,099	714,621
Total assets	$27,659,320	$24,990,708

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,408,994	$4,509,427
Policyholder account liabilities	17,679,354	15,760,710
Policyholders’ deposits	89,115	85,591
Policy claims payable	100,487	61,567
Policyholders’ dividends	145,147	154,114
Total policy liabilities	22,423,097	20,571,409
Amounts payable to reinsurers	25,891	26,305
Derivatives	489,398	139,507
Other liabilities and accrued expenses	543,880	438,724
Pension and other post-retirement benefit obligations	202,152	225,680
Deferred income taxes	231,439	150,541
Federal income tax payable	18,201	576
Debt	453,610	453,362
Separate account liabilities	733,099	714,621
Total liabilities	$25,120,767	$22,720,725

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	$-	$-
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	-	-
Preferred stock, 500 shares authorized, no shares issued and outstanding	-	-
Retained earnings	2,399,476	2,243,408
Accumulated other comprehensive income	139,077	26,575
Total stockholder’s equity	$2,538,553	$2,269,983
Total liabilities and stockholder’s equity	$27,659,320	$24,990,708

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2016, 2015 and 2014

(in thousands)	2016	2015	2014

Revenues:
Insurance premiums	$218,435	$227,547	$231,629
Policy and contract charges	503,559	445,899	396,358
Mutual fund commissions and fee income	92,351	100,826	107,321
Net investment income	1,154,842	925,208	1,186,100
Net realized investment (losses) gains	(7,460)	(8,581)	24,685
Change in value of trading equity securities	425	(1,130)	(1,029)
Other income	26,678	16,661	15,359

Total revenues	1,988,830	1,706,430	1,960,423

Benefits and Expenses:
Decrease in policy liabilities	(72,264)	(1,720)	(50,994)
Policy benefits	533,071	440,896	512,671
Policyholders' dividends and dividend obligations	58,089	64,289	83,413
Interest credited to policyholder account liabilities	679,079	427,754	564,687
Operating expenses	302,128	274,790	264,332
Interest expense	39,305	40,149	41,434
Policy acquisition expenses and amortization of present value of future profits, net	232,354	309,024	338,696
Total benefits and expenses	1,771,762	1,555,182	1,754,239
Income before income taxes	217,068	151,248	206,184
Income tax expense	61,000	41,944	61,866
Net income	$156,068	$109,304	$144,318
Other comprehensive income, net of tax:
Unrealized gains (losses) on available-for-sale securities	106,164	(258,047)	83,362
Cash flow hedge on debt issuance	34	34	34
Change in funded status of retirement plans	6,304	14,917	(76,077)
Total other comprehensive income (loss)	112,502	(243,096)	7,319
Comprehensive income (loss)	$268,570	$(133,792)	$151,637

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2016, 2015, and 2014

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

December 31, 2013	$-	$-	$-	$1,989,786	$262,352	$2,252,138

Net income	-	-	-	144,318	-	144,318
Other comprehensive income	-	-	-	-	7,319	7,319
Total comprehensive income						151,637

December 31, 2014	-	-	-	2,134,104	269,671	2,403,775

Net income	-	-	-	109,304	-	109,304
Other comprehensive income	-	-	-	-	(243,096)	(243,096)
Total comprehensive income						(133,792)

December 31, 2015	-	-	-	2,243,408	26,575	2,269,983

Net income	-	-	-	156,068	-	156,068
Other comprehensive income	-	-	-	-	112,502	112,502
Total comprehensive income						268,570

December 31, 2016	$-	$-	$-	$2,399,476	$139,077	$2,538,553

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2016, 2015, and 2014

(in thousands)	2016	2015	2014
Cash Flows from Operating Activities:
Net income	$156,068	$109,304	$144,318
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	20,320	29,663	42,057
Interest credited to policyholder account liabilities	679,079	427,754	564,687
Amortization of deferred policy acquisition costs	129,733	202,049	235,482
Policy and contract charges	(503,559)	(445,899)	(396,358)
Net realized investment losses (gains)	7,460	8,581	(24,685)
Net option (gains) losses	(122,093)	79,606	(199,619)
Change on corporate owned life insurance policies	(5,591)	(7,156)	(8,700)
Amortization of present value of future profits of insurance acquired	3,108	3,485	3,928
Depreciation	28,242	24,694	19,996
Other	(10,625)	(9,040)	(10,229)
Changes in assets and liabilities:
Accrued investment income	(9,023)	(14,148)	(7,338)
Deferred policy acquisition costs	(371,790)	(318,636)	(313,010)
Policy liabilities	85,138	67,769	51,488
Other assets and liabilities	(37,326)	6,973	(42,165)
Net cash provided by operating activities	49,141	164,999	59,852

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	3,403,072	3,272,590	2,805,312
Cost of investments acquired	(4,990,900)	(4,613,227)	(3,715,105)
Property and equipment additions	(41,980)	(40,036)	(47,585)
Cost of corporate owned life insurance acquired	-	(15,934)	-
Change in policy loans	(15,084)	(14,858)	(21,627)
Change in short term investments	41,619	26,277	74,980
Change in short term broker collateral	55,650	(145,130)	(75,790)
Other	(9,468)	(33,898)	13,981
Net cash used by investing activities	(1,557,091)	(1,564,216)	(965,834)

Cash Flows from Financing Activities:
Policyholders' deposits	2,105,604	1,823,046	1,825,595
Policyholders' withdrawals	(1,103,703)	(1,017,670)	(1,011,044)
Advance from Federal Home Loan Bank	606,936	610,770	50,000
Repayments to Federal Home Loan Bank	-	(100,000)	-
Debt retirement	-	(15,079)	(20,587)
Change in other deposits	2,445	(19,134)	(4,601)
Net cash provided by financing activities	1,611,282	1,281,933	839,363

Net Increase (Decrease) in Cash	103,332	(117,284)	(66,619)
Cash and Restricted Cash:
Beginning of year	141,168	258,452	325,071

End of year	$244,500	$141,168	$258,452

Supplemental disclosure of cash flow information:
Interest paid	$38,898	$40,421	$40,744
Income taxes paid (received)	$3,554	(18,645)	$11,817

The accompanying notes are an integral part of these financial statements.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 1 – NATURE OF OPERATIONS AND STRUCTURE

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (collectively the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848. The Company employs approximately 1,050 people, primarily concentrated in Montpelier, Vermont and Addison, Texas. Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer, is a wholly owned subsidiary of National Life. National Life, together with LSW, makes up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”), the mutual holding company. Policyholders of National Life hold membership interests in NLHC. NLHC and its subsidiaries are collectively known as the National Life Group. NLHC has ownership of all of NLVF's common stock class B shares outstanding. NLVF has assets and operations primarily related to the issuance of debt and as the sponsor of certain employee related benefit plans. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

On March 6, 2015, National Life Distribution, LLC (“NLD”) was formed as a subsidiary of LSW. NLD serves as a master agency for National Life Group’s field force operations. All commission expenses continue to be incurred in the life companies.

On August 5, 2015, Catamount Reinsurance Company (“Catamount”) was formed as a subsidiary of National Life. Catamount is a special purpose financial insurance company domiciled in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with National Life to reinsure the majority of in force Closed Block policies for statutory reporting. In 2016, the Catamount legal entity was transferred as a dividend to NLVF.

On August 17, 2016, Longhorn Reinsurance Company (“Longhorn”) was formed as a subsidiary of National Life. Longhorn is a special purpose financial insurance company domiciled in the state of Vermont. Longhorn entered into a coinsurance with funds withheld agreement with LSW to reinsure certain indexed universal life insurance policies issued by LSW from January 1, 2011 through December 31, 2015.

The Company’s insurance operations principally develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit planning, and asset management services. Insurance and annuity products are primarily distributed through a number of general agencies and branch offices in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 777,000 policyholders1 and, through its subsidiaries, is licensed to do insurance business in all 50 states and the District of Columbia2. About 36% of the Company’s total collected premiums and deposits are from residents of the states of California and Texas.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”). The Sentinel Funds’ $5.2 billion of net assets represent ten mutual funds managed on behalf of approximately 88,000 individual, corporate, and institutional shareholders worldwide.

(1)	The reference to “policyowner”, “policyholder” or “policy” throughout this document includes both life insurance and annuity contract owners.
(2)	National Life is licensed to do business in all 50 states and the District of Columbia. LSW is licensed in 49 states and the District of Columbia. Catamount Reinsurance Company and Longhorn Reinsurance Company are licensed to do business in Vermont only.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; determination of hedging effectiveness on interest rate swaps; evaluation of other-than-temporary impairments; valuations related to benefit plans; income taxes; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2016 and through the consolidated financial statement issuance date of February 22, 2017. The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash and Restricted Cash

Included in cash are cash equivalents which consist of commercial paper with maturities of three months or less.

At December 31, 2016 and 2015, the Company had restricted cash of $135.4 million and $72.4 million, respectively, related to broker collateral on the Company’s derivative investments.

Short Term Investments

Short term investments include money market accounts that are carried at amortized cost which approximates fair value. These short term investments include liquid debt instruments purchased with original maturities of one year or less.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

The Company’s investment portfolio consists primarily of available-for-sale (“AFS”) debt and equity securities. These securities are reported at fair value on the Consolidated Balance Sheets. Changes in the fair values of available-for-sale debt and equity securities are reflected in other comprehensive income (“OCI”) after adjustments for related deferred policy acquisition costs, policyholder dividend obligations, loss reserve recognition, reserves, and deferred income taxes. When determining fair value, the Company utilizes observable market inputs and considers available data from a third party pricing service, independent brokers and pricing matrices. Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers and/or cash flows. The Company periodically performs an analysis on prices received from third parties to ensure that the price represents fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative and qualitative characteristics, which could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

A debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: (1) the Company intends to sell, or it is more likely than not the Company will be required to sell, the security before a recovery in value, or (2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell, or it is more likely than not that the Company will be required to sell, the security before a recovery in fair value, a charge is recorded in net realized investment losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized investment losses, and the remaining impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity, risk premiums, and interest rate fluctuations. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis.

Debt securities that are in an unrealized loss position are reviewed quarterly to determine if the decline in fair value would be considered other-than-temporary based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating, and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location, and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

For those equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an other-than-temporary impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether there has been a reduction or elimination of dividends, (d) the intent and ability of the Company to hold the investment until an anticipated recovery, and (e) losses from the security that were recorded subsequent to the reporting period.

Based on this evaluation, the Company determined that $21.7 million, $33.9 million, and $6.0 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired due to credit-related losses for the years ended December 31, 2016, 2015 and 2014, respectively. The Company’s remaining unrealized losses on available-for-sale securities of $198.7 million and $370.0 million were considered to be temporary as of December 31, 2016 and 2015, respectively.

Trading Equity Securities

Trading equity securities are reported at fair value. Realized and unrealized gains (losses) on trading equity securities are included in change in fair value of trading equity securities within the Consolidated Statements of Comprehensive Income.

Mortgage Loans

Mortgage loans on commercial real estate are carried at amortized cost less a valuation allowance for probable losses on unidentified loans. The evaluation and assessment of the adequacy of the provision for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. Changes in the valuation allowance are recognized through net realized investment gains (losses). The total valuation allowance as of December 31, 2016 and 2015 was $2.1 million and $1.6 million, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Mortgage Loans (continued)

For mortgage loans that are deemed impaired, an impairment loss is recognized through net realized investment gains (losses) as the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. The Company did not recognize any mortgage loan impairments in 2016. The Company recognized mortgage loan impairments of $0.7 million and $2.4 million as of December 31, 2015 and 2014, respectively.

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real Estate

Real estate acquired in satisfaction of debt is classified either as held for investment or available for sale, and transferred to real estate at the lower of cost or fair value. Real estate investments held for investment purposes are reported at depreciated cost and real estate investments classified as held for sale are reported at the lower of cost or fair value, less the costs to sell, and are not depreciated. In evaluating real estate impairments, the Company considers, among other things, the fair value of the real estate compared to its carrying value. The Company recognized real estate impairments of $1.0 million, $1.1 million and $0.2 million as of December 31, 2016, 2015 and 2014, respectively, through net realized investment gains (losses).

Limited Partnerships

Investments in limited partnerships are included in other invested assets. Partnerships over which the Company does not have significant influence are carried at fair value. The Company obtains the fair value of these investments generally from net asset value (“NAV”) information provided by the general partner or manager of the limited partnership, the financial statements of which generally are audited annually. Other-than-temporary impairments are recorded in net realized investment gains (losses) if the present value of future earnings is projected to be less than the carrying value of the investment. Changes in the fair value of these limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes, within other comprehensive income. Limited partnerships over which the Company has significant influence are accounted for using the equity method. Under the equity method, the Company’s pro-rata share of the partnerships’ profits and losses are recognized in the Company’s net investment income and dividends received from the partnerships are recognized as return of capital up until the point that the initial investment has been fully recovered.

Investments in limited partnerships over which the Company does not have significant influence are reviewed quarterly to determine if a decline in fair value is other-than-temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors, including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other-than-temporary, the value of the investment is reduced to its fair value, which becomes its new cost basis, through current period earnings. To determine fair value, the Company, among other things, reviews the underlying assets of the fund or partnership to determine what the realizable value is expected to be, which requires significant management judgment. The Company recognized impairments on limited partnerships of $0.6 million, $1.4 million and $5.2 million as of December 31, 2016, 2015, and 2014, respectively, through net realized investment gains (losses).

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Invested Assets

The Company receives U.S. Treasuries as broker collateral on the Company’s derivative investments. These assets are considered restricted and are included in other invested assets on the Company’s Consolidated Balance Sheets. The Company held $174.8 million and $76.6 million in Treasury securities as broker collateral as of December 31, 2016 and 2015 respectively. The Company also receives cash as broker collateral. For additional information, see the Cash and Restricted Cash information included in Note 2.

Derivatives

Derivatives include long options, short options, swaptions, interest rate swaps, and futures contracts which are carried at fair value. The fair values of derivatives are based on publicly available data, and when that data is not available, the Company uses independent broker pricing quotes. Changes in fair value are reflected in the Consolidated Statements of Comprehensive Income as a component of net investment income.

The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. For additional information, see Note 5.

Affordable Housing Tax Credits

The Company’s investments in affordable housing projects are included in other invested assets and are amortized using the proportional amortization method within income tax expense in accordance with ASU 2014-01. The associated tax credits are also included as a component of income tax expense. For additional information, see Note 8.

Realized Gains and Losses

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses). Realized investment gains (losses) include an adjustment for related deferred policy acquisition costs, sales inducement assets, reserves, policyholder dividend obligations, and income taxes.

Accumulated Other Comprehensive Income

The balance of and changes in each component of AOCI attributable to the Company for the years ended December 31 are as follows:

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accumulated Other Comprehensive Income (continued)

	Unrealized gains (losses)		Change in funded
	on available-for-sale	Cash flow hedge on	status of retirement
	securities	debt issuance	plans	Total
Balance, December 31, 2014	$383,296	$(628)	$(112,997)	$269,671
Other comprehensive income before reclassifications	(258,204)	34	6,611	(251,559)
Amounts reclassified from AOCI	241	-	12,778	13,019
Income tax benefit (expense)	(84)	-	(4,472)	(4,556)
Balance, December 31, 2015	$125,249	$(594)	$(98,080)	$26,575
Other comprehensive income before reclassifications	102,824	34	(308)	102,550
Amounts reclassified from AOCI	5,139	-	10,172	15,311
Income tax benefit (expense)	(1,799)	-	(3,560)	(5,359)
Balance, December 31, 2016	$231,413	$(560)	$(91,776)	$139,077

Reclassifications out of AOCI during the year ended December 31, 2016 were as follows:

AOCI component	Amounts reclassified out of AOCI (1)	Affected line item in the Consolidated Statements of Comprehensive Income

Unrealized gains (losses) on available-for-sale securities	$17,156	Sale of securities - in net realized investment gains/(losses)
	(22,295)	Impairment expense - in net realized investment gains/(losses)
	$(5,139)	Total before tax
	1,799	Income tax expense
	(3,340)	Net of tax

Change in funded status of retirement plans (2)	$(10,172)	Amortization of actuarial gain/(loss) - in operating expenses
	3,560	Income tax expense
	(6,612)	Net of tax

Total reclassifications for the period	$(9,952)	Net of tax

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(2)	These AOCI components are included in the computation of net periodic pension cost (see Note 9 for additional details).

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accumulated Other Comprehensive Income (continued)

Reclassifications out of AOCI during the year ended December 31, 2015 were as follows:

AOCI component	Amounts reclassified out of AOCI (1)	Affected line item in the Consolidated Statements of Comprehensive Income

Unrealized gains (losses) on available-for-sale securities	$35,018	Sale of securities - in net realized investment gains/(losses)
	(35,259)	Impairment expense - in net realized investment gains/(losses)
	$(241)	Total before tax
	84	Income tax expense
	(157)	Net of tax

Change in funded status of retirement plans (2)	$(12,778)	Amortization of actuarial gain/(loss) - in operating expenses
	4,472	Income tax expense
	(8,306)	Net of tax

Total reclassifications for the period	$(8,463)	Net of tax

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(2)	These AOCI components are included in the computation of net periodic pension cost (see Note 9 for additional details).

Federal Home Loan Bank

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB Boston”) which provides National Life with access to a secured asset-based borrowing capacity of $1.5 billion as of December 31, 2016. The membership and any advances require an investment in the common stock of FHLB Boston. National Life currently has outstanding advances of $102.1 million, a letter of credit of $110 million, and pledged collateral of $243.8 million as of December 31, 2016, and $79.2 million, $0, and $86.7 million, respectively, as of December 31, 2015. National Life had an investment in the common stock of FHLB Boston of $9.6 million at December 31, 2016 and $10.9 million as of 2015. The common stock is redeemable with the FHLB. It is considered restricted and is reflected in Other Invested Assets at par value.

All of these advances are considered funding agreements and included in policyholder account liabilities. The proceeds from these advances have been invested into a pool of fixed income assets. Total interest expense of $0.6 million, $1.7 million, and $1.8 million was paid to the FHLB Boston in 2016, 2015, and 2014, respectively.

No advances were repaid in 2016. National Life repaid advances to FHLB Boston of $100 million in 2015.

LSW is a member of the Federal Home Loan Bank of Dallas (“FHLB Dallas”) which provides LSW with access to a secured asset-based borrowing capacity of $4.0 billion as of December 31, 2016. The membership and any advances require an investment in the common stock of FHLB Dallas. LSW currently has outstanding advances of $1.17 billion and pledged collateral of $1.23 billion as of December 31, 2016 and $581.6 million and $594.3 million, respectively, as of December 31, 2015. LSW had an investment in the common stock of FHLB Dallas of $48.2 million at December 31, 2016 and $23.6 million as of 2015. The common stock is redeemable with the FHLB. It is considered restricted and is reflected in Other Invested Assets at par value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Home Loan Bank (continued)

All of these advances are considered funding agreements and included in policyholder account liabilities. The proceeds from these advances have been invested into a pool of fixed and floating rate securities. Total interest expense of $5.0 million, $0.8 million, and $0.01 million was paid to the FHLB Dallas in 2016, 2015, and 2014, respectively.

Policy Acquisition Expenses

Commissions and other costs that are related directly to the successful acquisition of new or renewal insurance contracts are eligible to be deferred. Deferred policy acquisition costs (“DAC”) for participating life insurance, universal life insurance, and annuities are amortized in relation to estimated gross profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross profits are revised. Future gross profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains (losses) on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through OCI, net of related deferred income taxes. DAC for non-participating term and whole life insurance and participating limited-payment and single-payment life insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Annually, the Company reviews long-term assumptions underlying the projections of estimated gross profits and its calculation of the recoverability of DAC balances. These assumptions include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, DAC amortization period, and administrative expenses. The effect on DAC of the update of the actuarial assumptions for 2016 and 2015 was a decrease to policy acquisition expenses of $84.9 million and $0.3 million, respectively.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross profits of the products, with amortization adjusted periodically to reflect actual experience.

The components of the sales inducement asset (“SIA”) are shown below (amounts in millions), and are included in DAC:

	SIA
	2016	2015
Beginning of year	$68.5	$55.9
Deferral	42.4	24.0
Amortization, net	(7.7)	(11.4)
End of year	$103.2	$68.5

For internal replacements, the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes. If the Company determines that the contract has substantially changed, the deferred acquisition costs related to the original contract are written off.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment in accordance with FASB ASC 350, Intangibles – Goodwill and Other on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment for impairment begins with a qualitative determination of factors that could indicate that an impairment is more likely than not to exist. If it is deemed that an impairment is more likely than not to exist, then a quantitative assessment is completed. The quantitative impairment testing is performed using the fair value approach, which requires the use of estimates and judgment at the reporting unit or intangible asset level. The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers market-based earnings and revenue multiples of the unit’s peer companies as well as a discounted cash flow analysis. If the carrying value of a reporting unit or intangible asset exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its asset management business. The goodwill and intangible balance was $53.0 million, consisting of $45.7 million of intangibles and $7.3 million of goodwill, at both December 31, 2016 and 2015. For further information on goodwill and other intangible assets see Note 10.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight-line method of depreciation. The table below outlines the useful life for each asset class:

Asset Class	Years
Software	5
Equipment	5
Furniture	7
Renovations/semi-permanent fixtures	20
Home office/other buildings	40

The tables below reflect the cost and accumulated depreciation for each major asset class as of December 31, 2016 and 2015 (in millions):

	December 31, 2016
	Cost	Accumulated Depreciation	Carrying Value
Software	$250.7	$(124.6)	$126.1
Equipment	36.2	(26.7)	9.5
Furniture	34.7	(24.6)	10.1
Renovations	12.5	(2.5)	10.0
Home office	90.1	(59.6)	30.5
	$424.2	$(238.0)	$186.2

	December 31, 2015
	Cost	Accumulated Depreciation	Carrying Value
Software	$219.9	$(104.0)	$115.9
Equipment	31.7	(23.5)	8.2
Furniture	28.1	(22.2)	5.9
Renovations	11.9	(1.8)	10.1
Home office	87.0	(57.1)	29.9
	$378.6	$(208.6)	$170.0

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment (continued)

Depreciation expense recognized in operating expenses was $29.8 million, $24.3 million, and $19.6 million for the years ended December 31, 2016, 2015, and 2014, respectively. No impairments were recognized in 2016 or 2015. In 2014, the Company recognized an impairment on property and equipment for $6.3 million as the recoverability test indicated that an impairment existed. The impairment loss was included in net realized investment gains (losses).

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. During 2015 the Company expanded its Corporate Owned Life Insurance (“COLI”) program with existing carriers by purchasing additional COLI of $16.0 million. The total cash surrender value of these COLI contracts was $273.7 million and $268.1 million at December 31, 2016 and 2015, respectively.

COLI income includes the net change in cash surrender value and any benefits received. COLI income was $10.4 million, $9.4 million, and $8.7 million in 2016, 2015, and 2014, respectively, and is included in other income in the Consolidated Statements of Comprehensive Income.

Receivable from Agents

The Company accrues receivables for any amounts due from agents. These amounts due can take various forms including commissions recoverable from policy lapses or surrenders. As of December 31, 2016 and 2015, the Company had a receivable from agents of $38.3 million and $33.1 million, respectively, which is included in other assets on the Consolidated Balance Sheets. These numbers are reported net of an accrued valuation allowance if it is deemed that amounts may not be collectible. The allowance on the receivable was $6.5 million and $7.4 million as of December 31, 2016 and 2015, respectively.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts that pertain to variable products are directed by the policyholder. Those investments are segregated from other investments. Any gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise, and all investment performance net of contract fees and assessments is passed through to the individual policyholder. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross profits, and are included in policy benefit liabilities. The average investment yield used in estimating gross profits for participating contracts was 4.76% and 4.94% as of December 31, 2016 and 2015, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values. The underlying account value is primarily based on the initial deposit plus any interest credited. The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes.

The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, the level and limits on contract participation in any future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes, and an explicit risk margin for variance of policyholder behavior along with the associated impact the Company’s own credit rating would have in the view of a market participant.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 0.25% to 4.5%. The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

As part of the Company’s annual actuarial assumption update, certain assumptions were revised including pricing and lapse and surrender rates in various blocks of business which resulted in a $66.6 million increase and $20.4 million decrease in policy liabilities as of December 31, 2016 and 2015, respectively.

The Company tests reserves for any premium deficiency using best estimate assumptions. If a deficiency is found to exist, an additional reserve is typically recorded. In 2015, due to changes in the mortality tables, the Company increased the reserve to $15.1 million as of December 31, 2015. The total premium deficiency reserve decreased to $14.6 million as of December 31, 2016. The Company also tests reserves for adequacy assuming that all of the unrealized gains (losses) are realized, and posts shadow reserves for any deficiency. As of December 31, 2016 and 2015, the shadow loss reserve was $(6.9) million and $10.8 million, respectively.

The Company held a shadow reserve on its Guaranteed Lifetime Income Rider through accumulated other comprehensive income of $40.0 million and $18.2 million, as of December 31, 2016 and 2015. The change in this reserve is recorded in unrealized gains (losses) on available-for-sale securities in the consolidated statements of comprehensive income. The net impact to accumulated other comprehensive income after shadow DAC and tax offsets was $16.9 million and $7.3 million respectively. The SOP 03-1 liability was $367.9 million and $205.6 million as of December 31, 2016 and 2015 respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

The Company offers persistency bonuses on certain products, whereby policyholders can receive additional interest credits by maintaining their policy in force for predetermined durations. These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.

The components of the sales inducement liability (“SIL”) are shown below (amounts in millions), and are included in policy liabilities:

	SIL
	2016	2015
Beginning of year	$45.4	$37.7
Additional accruals	29.8	1.4
Increase (decrease) due to interest, amortization and unlocking	(7.9)	6.3
End of year	$67.3	$45.4

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses, and provide additional capacity for growth. Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to LSW’s and National Life’s overall operating results. The dividend scale is approved annually by the Board of Directors for the respective company.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes

The Company files a consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS

Adopted

Going Concern

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40). This update was issued to provide guidance about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosures. If substantial doubt exists, certain disclosures are required. The pronouncement is effective for fiscal years ending after December 15, 2016.

Debt Issuance Costs

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of Interest (Subtopic 835- 30): Simplifying the Presentation of Debt Issuance Costs. This update aims to reduce the complexity in the presentation of debt issuance costs, as compared to debt discount and premium. Debt issuance costs should now be deducted from the carrying amount of the debt liability, consistent with the treatment of debt discounts. They should no longer be recognized as a deferred charge. For both public and non-public entities, the pronouncement is effective for fiscal years beginning after Dec 15, 2015. Early adoption is permitted. The new guidance should be applied on a retrospective basis, and treated as a change in an accounting principle. The Company has reclassified debt issuance costs accordingly on the Consolidated Balance Sheets. This resulted in a reduction of Other Assets and a corresponding reduction of Debt of $4.2 million in 2016 and $4.4 million in 2015.

Not Yet Adopted

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The objective of the amendments in this Update is to clarify the principles for recognizing revenue and to develop a common revenue standard for U.S. GAAP and International Financial Reporting Standards (IFRS) that would (1) remove inconsistencies and weaknesses from revenue requirements, (2) provide a more robust framework for addressing revenue issues, (3) improve comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets, (4) provide more useful information to users of financial statements through improved disclosure requirements, and (5) simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer. Insurance contracts are specifically excluded from the guidance, but this could impact the Company’s non-insurance revenues. In August 2015, the FASB issued ASU 2015-14 which defers the effective date of ASU 2014-09 for public entities to fiscal years beginning after December 15, 2017, and for nonpublic entities to fiscal years beginning after December 15, 2018. The Company is evaluating the effects of this new guidance and has not yet determined the impact on the financial statements.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS (continued)

Not Yet Adopted (continued)

Consolidation

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) – Amendments to the Consolidation Analysis which provides targeted improvements to consolidation guidance with respect to limited partnerships and other similarly structured entities. The new guidance addresses instances where a reporting entity consolidates another entity when the reporting entity is simply acting on the behalf of others, among other related issues. While the guidance is targeted, the application is relevant for all companies that are required to assess whether or not to consolidate certain entities. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2015, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2016. Early adoption is permitted. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

Investments

In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the practical expedient of net asset value per share. It also changes the requirement for disclosure of all investments eligible to be measured using the practical expedient, and now requires disclosure only for those investments which have been so measured. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2015, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2016. Early application is permitted. The guidance should be applied retrospectively. The Company anticipates updating its fair value disclosures to adjust for any mutual funds currently included in the fair value hierarchies.

Financial Assets and Liabilities

In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The guidance requires several changes to equity investment reporting. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2017, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted for nonpublic entities starting with fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

Leases

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) which requires lease assets and lease liabilities to be recognized on the balance sheet, and key information about leasing arrangements to be disclosed. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2018, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2019. Early application is permitted. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

Derivatives and Hedging - Novation

In March 2016, the FASB issued ASU 2016-05, Derivatives and Hedging (Topic 815): Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships. The guidance clarifies that a change in the counterparty to a derivative designated as a hedging instrument does not require dedesignation of that hedging relationship, provided that all other hedge accounting criteria continue to be met. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2016, and for nonpublic entities, it is effective for fiscal years beginning after December 15, 2017. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 3 – NEW ACCOUNTING PRONOUNCEMENTS (continued)

Derivatives and Hedging – Debt Call Options

In March 2016, the FASB issued ASU 2016-06, Derivatives and Hedging (Topic 815): Contingent Put and Call Options in Debt Instruments. The guidance clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The guidance now requires only the four-step decision sequence, rather than including other analysis of indexing. For public entities, the pronouncement is effective for years beginning after December 15, 2016, and for nonpublic entities, the pronouncement is effective for fiscal years beginning after December 15, 2017.

Equity Method

In March 2016, the FASB issued ASU 2016-07, Investments—Equity Method and Joint Ventures (Topic 323): Simplifying the Transition to the Equity Method of Accounting. The guidance eliminates the requirement for retroactive adjustment upon qualifying for the equity method. For all entities, the pronouncement is effective for fiscal years beginning after December 15, 2016. Earlier application is permitted, and no additional disclosures are required at transition.

Credit Losses

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The guidance requires financial assets not reported at fair value to be presented at the amount expected to be collected, rather than only reporting losses probable of occurring. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2019, and for non-public entities, the pronouncement is effective for fiscal years beginning after December 15, 2020. Early application is permitted for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. This guidance will be applied through a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective. A prospective transition approach is required for debt securities for which an other-than-temporary impairment had been recognized before the effective date.

Cash Flow Statement

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. The guidance addresses eight specific cash flow issues such as debt prepayment and distributions received from equity method investees. For public entities, the pronouncement is effective for fiscal years beginning after December 15, 2017, and for non-public entities, the pronouncement is effective for fiscal years beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The amendments should be applied using a retrospective transition method to each period presented. If this is impracticable, then the amendments should be applied prospectively as of the earliest date practicable.

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).

FASB ASC 820, Fair Value Measurement (“ASC 820”) requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the balance sheet as follows:

•	Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. Treasury securities, and certain short term investments including money markets. Separate account assets classified within this level principally include mutual funds.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, mortgage-backed securities (“MBSs”) and asset-backed securities (“ABSs”), corporate debt, private placement investments, preferred stocks, and derivatives, including options and interest rate swaps, and short term investments. Generally, the Company considers bonds Level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are limited partnerships and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. If inputs to pricing models that were previously unobservable become observable, then an asset or liability can be transferred from Level 3 to Level 2.

Determination of fair values

The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity, and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-sale debt securities and short term investments - The fair value of AFS securities and short term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of four primary sources of information: unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date, third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services; the remaining unpriced securities are submitted to independent brokers for prices; or lastly, securities are priced using an internal pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or cash flows, and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and are then discounted at a market rate. Included in the pricing of ABS, commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”) are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads on comparable securities.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Money markets included in short term investments are classified into Level 1 of the fair value hierarchy. Most prices provided by a third-party pricing service are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated.

U.S. government obligations - The fair values of U.S. government obligations, which include U.S. Treasuries, are based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. Treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - Government agencies, authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are using market quotations from recently executed transactions, spread pricing models, as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates, and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques (continued)

Corporates - Corporate bonds as well as ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

Private placements - Fair values of private placement securities are determined using industry accepted models based on observable spreads. These securities are generally categorized in Level 2 of the fair value hierarchy. However, in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

AFS equity securities - The fair value of equity securities is based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes. These securities are generally categorized in Level 1 for common stocks and Level 2 for preferred stocks.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivatives - Such instruments held by the Company include options, swaptions, interest rate swaps and futures contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets, and is widely accepted by the financial services industry. The majority of the Company’s OTC derivative products use this and other pricing models, and are categorized as Level 2 of the fair value hierarchy. Fair values of futures are based on quoted prices which are observable. These prices are readily and regularly available in an active market. Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

Other invested assets - Investments in limited partnerships are included in other invested assets. Limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy. Also included in other invested assets are U.S. Treasuries which are categorized as Level 1.

Policyholder account liabilities - This represents the fair value of the embedded derivatives contained in equity-indexed annuity and life contracts are included in policyholder account liabilities. These derivatives are measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. The fair value incorporates an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. Given the significant unobservable inputs used to value these financial instruments, they are included in Level 3.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2016 (in thousands):

						Not Presented at
	Level 1		Level 2		Level 3	Fair Value	Total
AFS debt and equity securities:
U.S. government obligations	$254,055		$-		$-	$-	$254,055
Government agencies, authorities and subdivisions	-		1,121,943		-	-	1,121,943
Corporates	-		11,450,922		-	-	11,450,922
Private placements	-		1,609,333		-	-	1,609,333
Mortgage-backed securities	-		3,728,913		-	-	3,728,913
Total AFS debt securities	254,055		17,911,111		-	-	18,165,166
Preferred stock	-		22,345		-	-	22,345
Common stock	37,794		-		3	-	37,797
Total AFS equity securities	37,794		22,345		3	-	60,142
Total AFS debt and equity securities	291,849		17,933,456		3	-	18,225,308
Trading equity securities	14,764		-		-	-	14,764
Derivatives	2,052		822,162		-	-	824,214
Other invested assets	181,704		-		359,239	312,228	853,171
Short term investments	179,930		22,494		-	-	202,424
Separate account assets	642,264	[1]	75,370	[1]	15,465	-	733,099

Total assets subject to fair value disclosure	$1,312,563		$18,853,482		$374,707	$312,228	$20,852,980

					Not Presented at
	Level 1	Level 2	Level 3		Fair Value	Total
Policyholder account liabilities	$-	$-	$1,848,132	[2]	$-	$1,848,132
Derivatives	-	489,398	-		-	489,398
Total liabilities subject to fair value disclosure	$-	$489,398	$1,848,132		$-	$2,337,530

1.	Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services – Insurance – Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

2.	The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2016 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2016 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

											Net Investment
		Net									Gains/Losses In
		Investment									Earnings for
		Gains/Loss In									Assets and
		Earnings						Transfer	Transfer		Liabilities Still
	Beginning	(realized and	Unrealized in					In to	Out of Level	Ending	Held at the
	Balance	unrealized) [1]	OCI[2]	Purchases	Issuances	Sales	Settlements	Level 3	3	Balance	Ending Date
Assets
Corporates	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Common stock	5	-	-	-	-	(2)	-	-	-	3	-
Total AFS debt and equity
securities	5	-	-	-	-	(2)	-	-	-	3	-
Other invested assets	273,983	(765)	2,888	208,995	-	(125,862)	-	-	-	359,239	-
Separate account assets	12,072	-	287	3,374	-	(268)	-	-	-	15,465	-
Total invested assets	$286,060	$(765)	$3,175	$212,369	$-	$(126,132)	$-	$-	$-	$374,707	$-

Liabilities
Policyholder account liabilities	$1,760,404	$66,590	$-	$-	$-	$-	$21,138	$-	$-	1,848,132	-
Total liabilities	$1,760,404	$66,590	$-	$-	$-	$-	$21,138	$-	$-	$1,848,132	$-

1.	Includes (losses) gains on sales of financial instruments, changes in fair value of certain instruments, and other-than-temporary impairments.

2.	Includes changes in fair value of certain instruments.

During 2016, there were no significant transfers between levels.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2015 (in thousands):

						Not Presented
	Level 1		Level 2		Level 3	at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$247,812		$-		$-	$-	$247,812
Government agencies, authorities and subdivisions	-		687,927		-	-	687,927
Corporates	-		10,031,195		-	-	10,031,195
Private placements	-		1,750,263		-	-	1,750,263
Mortgage-backed securities	-		4,394,502		-	-	4,394,502
Total AFS debt securities	247,812		16,863,887		-	-	17,111,699
Preferred stock	-		19,906		-	-	19,906
Common stock	41,005		-		5	-	41,010
Total AFS equity securities	41,005		19,906		5	-	60,916
Total AFS debt and equity securities	288,817		16,883,793		5	-	17,172,615
Trading equity securities	14,505		-		-	-	14,505
Derivatives	3,727		296,214		-	-	299,941
Other invested assets	82,676		-		273,983	274,780	631,439
Short term investments	244,043		-		-	-	244,043
Separate account assets	672,816	[1]	29,733	[1]	12,072	-	714,621
Total assets subject to fair value disclosure	$1,306,584		$17,209,740		$286,060	$274,780	$19,077,164

					Not Presented
	Level 1	Level 2	Level 3		at Fair Value	Total
Liabilities
Policyholder account liabilities	$-	$-	$1,760,404	[2]	$-	$1,760,404
Derivatives	-	139,507	-		-	139,507
Total liabilities subject to fair value disclosure	$-	$139,507	$1,760,404		$-	$1,899,911

1.	Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services – Insurance – Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

2.	The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2015 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2015 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

											Net Investment
		Net Investment									Gains/Losses In
		Gains/Loss In									Earnings for
		Earnings						Transfer			Assets and
	Beginning	(realized and	Unrealized in					In to	Transfer Out	Ending	Liabilities Still Held
	Balance	unrealized) [1]	OCI[2]	Purchases	Issuances	Sales	Settlements	Level 3	of Level 3	Balance	at the Ending Date
Assets
Corporates	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Common stock	5	-	-	-	-	-	-	-	-	5	-
Total AFS debt and equity securities	5	-	-	-	-	-	-	-	-	5	-
Other invested assets	245,043	(1,725)	(8,927)	148,639	-	(109,047)	-	-	-	273,983	-
Separate account assets	10,909	-	(271)	1,521	-	(87)	-	-	-	12,072	-
Total invested assets	$255,957	$(1,725)	$(9,198)	$150,160	$-	$(109,134)	$-	$-	$-	$286,060	$-
Liabilities
Policyholder account liabilities	$1,815,568	$(74,387)	$-	$-	$-	$-	$19,223	$-	$-	1,760,404	-
Total liabilities	$1,815,568	$(74,387)	$-	$-	$-	$-	$19,223	$-	$-	$1,760,404	$-

1.	Includes (losses) gains on sales of financial instruments, changes in fair value of certain instruments, and other-than-temporary impairments.

2.	Includes changes in fair value of certain instruments.

During 2015, there were no significant transfers between levels.

Fair Value of Financial Instruments

The carrying values and fair values of financial instruments as of December 31, 2016 and 2015 were as follows (in thousands):

	2016		2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Mortgage loans	3,205,842	3,268,944	2,686,711	2,798,919
Policy loans	838,541	937,421	823,456	957,363
Investment product liabilities	13,105,779	11,966,605	12,268,024	11,249,685
Debt	453,610	594,025	457,743	601,560
FHLB capital stock	57,758	57,758	34,434	34,434
FHLB advances	1,272,100	1,272,100	660,800	660,800

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans, the unpaid balance approximates fair value. Fixed rate policy loan fair values are determined based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are determined using the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Debt fair values are determined using discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

For FHLB capital stock, par value approximates fair value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the fair values of AFS debt securities and the cost for AFS equity securities at December 31, 2016 and December 31, 2015 are as follows (in thousands):

		Gross Unrealized	Gross Unrealized
2016	Amortized Cost	Gains	Losses	Fair Value
AFS debt and equity securities:
U.S. government obligations	$243,077	$11,035	$57	$254,055
Government agencies, authorities and subdivisions	1,120,003	27,532	25,592	1,121,943
Corporate:
Asset-backed securities	490,535	6,342	1,800	495,077
Communications	935,154	54,809	6,703	983,260
Consumer & retail	3,054,026	121,701	37,870	3,137,857
Financial institutions	2,203,081	146,772	14,745	2,335,108
Industrial and chemicals	1,698,572	93,140	23,389	1,768,323
REITS	604,701	11,287	6,435	609,553
Transportation	335,425	19,831	2,976	352,280
Utilities	1,697,658	92,187	20,381	1,769,464
Total corporate	11,019,152	546,069	114,299	11,450,922
Private placements	1,583,622	49,422	23,711	1,609,333
Mortgage-backed securities	3,611,098	151,544	33,729	3,728,913
Total AFS debt securities	$17,576,952	$785,602	$197,388	$18,165,166

Preferred stocks	22,700	108	463	22,345
Common stocks	38,258	430	891	37,797
Total AFS equity securities	$60,958	$538	$1,354	$60,142

Total AFS debt and equity securities	$17,637,910	$786,140	$198,742	$18,225,308

2015	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
AFS debt and equity securities:
U.S. government obligations	$234,395	$13,478	$61	$247,812
Government agencies, authorities and subdivisions	676,653	15,772	4,498	687,927
Corporate:
Communications	844,968	48,903	12,583	881,288
Consumer & retail	2,643,296	101,896	33,108	2,712,084
Financial institutions	1,996,786	156,931	11,019	2,142,698
Industrial and chemicals	1,627,288	63,195	84,674	1,605,809
REITS	595,928	7,922	9,129	594,721
Transportation	240,380	17,268	2,481	255,167
Utilities	1,915,056	70,249	145,877	1,839,428
Total corporate	9,863,702	466,364	298,871	10,031,195
Private placements	1,725,580	58,787	34,104	1,750,263
Mortgage-backed securities	4,206,369	218,839	30,706	4,394,502
Total AFS debt securities	$16,706,699	$773,240	$368,240	$17,111,699

Preferred stocks	20,000	-	94	19,906
Common stocks	40,281	2,403	1,674	41,010
Total AFS equity securities	$60,281	$2,403	$1,768	$60,916

Total AFS debt and equity securities	$16,766,980	$775,643	$370,008	$17,172,615

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized gains (losses) on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2016	2015	2014

Net unrealized (losses) gains on AFS securities	$187,184	$(734,177)	$284,961
Net unrealized gains on separate accounts	816	30	513
Net unrealized gains on other invested assets	2,859	(8,926)	3,575
Related deferred policy acquisition costs	(25,077)	227,484	(54,110)
Related loss reserve	17,726	6,373	(2,316)
Related reserves	(21,816)	22,736	(40,922)
Related deferred income taxes	(57,165)	139,094	(45,043)
Related policyholder dividend obligation	1,637	89,339	(63,296)
Increase in net unrealized (losses) gains	106,164	(258,047)	83,362
Balance, beginning of year	125,249	383,296	299,934
Balance, end of year	$231,413	$125,249	$383,296

	2016	2015
Balance, end of year includes:
Net unrealized gains on AFS securities	$592,141	$404,957
Net unrealized gains on separate accounts	6,904	6,088
Net unrealized gains on other invested assets	19,135	16,276
Related deferred policy acquisition costs	(117,697)	(92,620)
Related loss reserve	6,929	(10,797)
Related reserves	(40,002)	(18,186)
Related deferred income taxes	(124,607)	(67,442)
Related policyholder dividend obligation	(111,390)	(113,027)
Total	$231,413	$125,249

Net other comprehensive income related to unrealized (losses) gains on available-for-sale securities for 2016, 2015, and 2014 of $106.2 million, $(258.0) million, and $83.4 million, respectively, is presented net of reclassifications to net income for net realized investment gains (losses) during the period of $(67.2) million, $22.0 million, and $26.0 million, and net of tax and deferred acquisition cost offsets of $(40.8) million, $13.9 million, and $16.6 million, respectively.

The amortized cost and fair values of debt securities by contractual maturity at December 31, 2016, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

	Amortized cost	Fair Value
Due in one year or less	$554,198	$564,992
Due after one yr through 5 yrs	2,879,395	3,055,936
Due after 5 yrs through 10 yrs	5,072,296	5,142,880
Due after ten years	5,459,964	5,672,444
Mortgage-backed securities	3,611,098	3,728,914
Total	$17,576,951	$18,165,166

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The Company determines the cost of investments sold based on average cost. Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2016, 2015, and 2014 were $1.2 billion, $840.3 million, and $605.3 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2016, 2015, and 2014 were $23.1 million, $36.4 million, and $24.5 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2016, 2015, and 2014 were $15.3 million, $0.4 million, and $0.1 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2016, 2015, and 2014 were $2.8 million, $0.02 million, and $14.6 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2016, 2015, and 2014 were $0.2 million, $0.2 million, and $0.4 million, respectively.

The Company recognized the following realized losses resulting from other-than-temporary declines in fair value for the years ended December 31, (in millions):

	2016	2015	2014
Debt securities	$21.7	$33.9	$3.8
Common and preferred equity securities	-	-	2.2
Limited partnerships	0.6	1.4	5.2
Total	$22.3	$35.3	$11.2

See Note 2 for additional information on the factors considered in determining whether declines in the fair value of investments are other-than-temporary.

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
		Unrealized		Unrealized		Unrealized
2016	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Description of Securities
U.S. government obligations	$12,141	$57	$-	$-	$12,141	$57
Government agencies, authorities and subdivisions	526,510	25,592	-	-	526,510	25,592
Corporate:
Asset-backed securities	72,856	554	19,702	1,246	92,558	1,800
Communications	150,478	4,184	13,480	2,519	163,958	6,703
Consumer & retail	993,326	37,112	21,465	758	1,014,791	37,870
Financial institutions	484,226	12,206	32,658	2,539	516,884	14,745
Industrial and chemicals	391,045	13,143	126,388	10,246	517,433	23,389
REITS	235,907	5,477	13,953	958	249,860	6,435
Transportation	94,484	2,976	-	-	94,484	2,976
Utilities	268,401	6,046	180,417	14,335	448,818	20,381
Total corporate	2,690,723	81,698	408,063	32,601	3,098,786	114,299
Private placements	423,130	14,363	88,076	9,348	511,206	23,711
Mortgage-backed securities	846,354	24,104	97,499	9,625	943,853	33,729
Subtotal debt securities	4,498,858	145,814	593,638	51,574	5,092,496	197,388
Preferred stock	9,538	463	-	-	9,538	463
Common stock	1,435	31	31,565	860	33,000	891
Total securities	$4,509,831	$146,308	$625,203	$52,434	$5,135,034	$198,742

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
		Unrealized		Unrealized		Unrealized
2015	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Description of Securities
U.S. government obligations	$19,390	$61	$-	$-	$19,390	$61
Government agencies, authorities and subdivisions	$244,804	$4,498	$-	$-	$244,804	$4,498
Corporate:
Communications	243,478	9,187	10,077	3,396	253,555	12,583
Consumer & retail	932,482	30,064	37,248	3,044	969,730	33,108
Financial institutions	463,534	8,380	7,972	2,639	471,506	11,019
Industrial and chemicals	722,011	44,804	71,423	39,870	793,434	84,674
REITS	321,022	6,889	30,644	2,240	351,666	9,129
Transportation	82,850	2,481	-	-	82,850	2,481
Utilities	709,493	88,024	175,076	57,853	884,569	145,877
Total corporate	3,474,870	189,829	332,440	109,042	3,807,310	298,871
Private placements	612,475	33,109	16,624	995	629,099	34,104
Mortgage-backed securities	710,199	12,355	256,433	18,351	966,632	30,706
Subtotal debt securities	5,061,738	239,852	605,497	128,388	5,667,235	368,240
Preferred stock	19,906	94	-	-	19,906	94
Common stock	27,945	1,239	5,835	435	33,780	1,674
Total securities	$5,109,589	$241,185	$611,332	$128,823	$5,720,921	$370,008

In 2016, of the $145.8 million total unrealized losses on debt securities in the less than 12 months category, $81.7 million total unrealized losses are in the corporate bond portfolio. The unrealized losses are concentrated in the consumer and retail, industrial and chemical, and financial institutions sectors. In 2016, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, tightened by approximately 42 basis points from 165 basis points at year end 2015 to 123 basis points as of year-end 2016. Over the same time period, the Barclays US Corporate High Yield Index tightened by approximately 251 basis points from 660 basis points at year-end 2015 to a level of 409 basis points at year-end 2016. While 10 and 30 year Treasuries finished modestly higher year over year finishing at 2.27% and 3.07%, respectively, all-time lows in rates were set in July at 1.36% and 2.10%. This generally created unrealized losses on bonds that were purchased in a lower interest rate environment. Corporate bond sectors under spread pressure during 2016 included the healthcare and pharmaceutical sectors, contributing $21 million in unrealized losses. These sectors were pricing in a growing probability of a repeal of the Affordable Care Act (ACA) and a decrease in specialty drug price inflation. The group continues to hold and monitor some individual credits that experienced adverse price action during this timeframe.

Of the $51.6 million unrealized losses on debt securities in the 12 months or more category, $32.6 million was in the corporate bond portfolio concentrated in the utilities and industrial and chemical categories. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2016 are temporary.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The debt securities in an unrealized loss position in the 12 months or more category are concentrated in the energy sector with approximately $17 million in unrealized losses. The majority of the unrealized loss position in these securities is attributable to credit spread increases experienced during 2015 that did not fully recover in 2016. The Company has no intention to sell these securities nor are there any requirements to sell these securities. The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover. At that time the Company will record OTTI as appropriate.

Trading Equity Securities

These securities represent investments by the Company in the Sentinel Funds. SAMI has a contract with the Sentinel Funds (“Funds”), renewed annually, to manage the assets of the Funds. For the years ended December 31, 2016, 2015, and 2014 the equity securities held in the trading category recorded $0.8 million, $1.2 million, and $2.0 million, respectively, of net investment income. The cost of trading securities held at December 31, 2016 and 2015 was $14.8 million and $15.6 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2016	2015
Geographic Region
New England	6.1%	4.7%
Middle Atlantic	4.0	5.0
East North Central	14.9	15.7
West North Central	12.5	11.9
South Atlantic	22.0	24.0
East South Central	5.4	4.3
West South Central	9.7	10.1
Mountain	10.6	9.9
Pacific	14.8	14.4
Total	100.0%	100.0%

Property Type
Apartment	19.1%	14.7%
Retail	27.1	26.9
Office Building	33.6	33.4
Industrial	12.7	15.2
Hotel/Motel	-	0.2
Other Commercial	7.5	9.6
Total	100.0%	100.0%

Mortgage loans	$3,205,842	$2,686,711
Real estate investments	31,354	44,667
Total mortgage loans and real estate	$3,237,196	$2,731,378

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics, considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit quality of the Company’s current commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2016
	(amounts in millions)
						Total
		1.5x to	1.25x to	1.0x to		Carrying
LTV Range	≥2.0x	<2.0x	<1.5x	<1.25x	<1.0x	Value
< 50%	611.2	$144.8	$41.9	$18.8	$1.6	$818.3
50% - 60%	597.8	238.1	38.5	15.7	-	890.1
60% - 70%	290.3	524.0	142.6	12.9	6.0	975.8
70% - 80%	28.5	215.3	119.1	17.1	4.8	384.8
80% - 90%	-	5.9	29.0	27.9	2.6	65.4
> 90%	7.6	32.8	11.0	9.8	12.1	73.3
Total	$1,535.4	$1,160.9	$382.1	$102.2	$27.1	$3,207.7

	Debt Service Coverage Ratios as of December 31, 2015
	(amounts in millions)
						Total
		1.5x to	1.25x to	1.0x to		Carrying
LTV Range	≥2.0x	<2.0x	<1.5x	<1.25x	<1.0x	Value
< 50%	288.4	$188.3	$44.0	$11.2	$4.2	$536.1
50% - 60%	372.2	296.1	32.5	23.8	-	724.6
60% - 70%	104.8	547.7	167.8	43.7	8.6	872.6
70% - 80%	22.0	232.8	73.2	58.4	7.6	394.0
80% - 90%	-	-	52.2	21.1	3.8	77.1
> 90%	-	5.9	12.9	17.1	47.5	83.4
Total	$787.4	$1,270.8	$382.6	$175.3	$71.7	$2,687.8

The difference between the total carrying value reflected in the tables above and the carrying value reflected in the Consolidated Balance Sheets is due to the related valuation allowance which is a general valuation allowance not attributable to any one mortgage.

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2016	2015
Commercial loans	$3,211,066	$2,693,531
Related valuation allowances	(2,119)	(1,568)
Impaired loans	(3,335)	(5,687)
Market value adjustment on hedge	230	435
Total	$3,205,842	$2,686,711

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The table below includes additional disclosures for impaired loans as of December 31, (in thousands):

	2016	2015	2014
Impaired loans:
Average total investment	$18,492	$20,876	$20,180
Interest income recognized	538	1,132	966
Interest received	523	699	743
Unpaid principal balance	12,824	24,159	17,593

The Company reviews loans where there are indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators, and establishes a valuation allowance where applicable. As of December 31, 2016 and 2015, respectively, the loan valuation allowance was $2.1 million and $1.6 million, with the change in valuation allowance recorded in net realized investment gains (losses).

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2016	2015	2014
Changes to previously established valuation allowances	$551	$2	$(938)
Balance, beginning of year	1,568	1,566	2,504
Balance, end of year	$2,119	$1,568	$1,566

Mortgage Loans Modified in a Troubled Debt Restructuring

For a small portion of the Company’s commercial mortgage loan portfolio classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, the types of concessions include: 1) reduction of the contractual interest rate, 2) extension of the maturity date at an interest rate lower than current market interest rates and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

At December 31, 2016 and 2015, no loans were modified during the period in a troubled debt restructuring. Payment default is determined in the same manner as delinquency status, which is when interest and principal payments are 90 days past due.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2016	2015	2014
Debt securities interest	$844,022	$821,146	$805,164
Equity securities dividends	3,087	2,936	4,432
Mortgage loan interest	140,100	135,120	125,904
Policy loan interest	40,565	41,175	40,886
Real estate income	8,029	9,254	8,525
Derivative income	113,746	(86,402)	199,074
Partnership distributions	31,554	27,131	24,594
Other investment income	1,560	273	740
Gross investment income	1,182,663	950,633	1,209,319
Less: investment expenses	(27,821)	(25,425)	(23,219)
Net investment income	$1,154,842	$925,208	$1,186,100

The following summarizes the components of net realized investment gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2016	2015	2014
Debt securities	$(6,885)	$1,664	$25,878
Equity securities	2,483	(180)	12,046
Mortgage loans	(2,751)	(2,802)	(1,481)
Partnerships	(736)	(1,725)	(5,332)
Other invested assets	95	(156)	(1,452)
Real estate	334	26	1,170
Property and equipment	-	-	(6,144)
Debt retirement	-	(5,409)	-
Total	$(7,460)	$(8,582)	$24,685

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500, Russell 2000, and MSCI Emerging Markets indexes to hedge obligations relating to indexed products. These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included within net investment income in the Consolidated Statements of Comprehensive Income. Call options purchased are included in the derivatives asset on the Consolidated Balance Sheets and are carried at fair value. Call options written are included in the derivatives liability and are carried at fair value.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $310.2 million as of December 31, 2016. The Company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2016, there was no derivative counterparty exposure that exceeded $22.0 million, net of collateral.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The Company incorporates two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin. The Company did not elect hedge accounting for any of those transactions, and therefore, changes in their fair value are included in the Consolidated Statements of Comprehensive Income. The embedded derivative value was $1.85 billion and $1.76 billion at December 31, 2016 and 2015 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500, Russell 2000, and MSCI Emerging Markets index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure, at the time the participation rates and caps are set, by purchasing S&P 500, Russell 2000, and MSCI Emerging Markets index based derivatives in an amount that approximates the obligation of the Company to credit interest at the end of the year with adjustments for lapse assumptions. Since the derivatives purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2016 and 2015.

The Company enters into interest rate swaps to reduce market risks from changes in interest rates. These swaps are used to hedge changes in fair value of certain bond and mortgage investments. The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. Ineffectiveness recognized through net investment income in the years ended December 31, 2016 and 2015 was a $0.5 million gain and a $1.7 million loss, respectively.

The Company entered the synthetic GIC market in 2015. The Company’s synthetic GIC product is fee based and provides a book value guarantee as a fully benefit-responsive investment contract to benefit plan sponsors. The fund assets are owned by the plan sponsor and the fund manager manages the assets within investment guidelines agreed to by the Company. Through the crediting mechanism the Company passes through the investment experience of the fund. At December 31, 2016, the Company had issued synthetic GIC contracts with a total notional amount of $643.1 million. The fair value of associated plan assets was $659.0 million.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 5 – INVESTMENTS (continued)

Derivatives (continued)

The notional amounts and the fair value of derivatives at December 31 were as follows (in thousands):

	2016		2015		Primary Underlying
	Notional	Fair Value	Notional	Fair Value	Risk Exposure
Options purchased	$8,446,420	$821,182	$7,879,380	$296,534	Equity market
Options written	(7,712,960)	(489,398)	(7,170,320)	(139,507)	Equity market
Swaptions purchased	500,000	1,256	500,000	1,161	Interest rates
Interest rate swaps	597,425	(276)[1]	582,925	(1,481)	Interest rates
Futures purchased	50,375	2,052	103,055	3,727	Equity market
Net fair market value		$334,816		$160,434

1. Interest rates swaps are reflected net of cash margin collateral of $ (3.5) million and $ 1.5 million in 2016 and 2015 respectively in the Consolidated Balance Sheets.

NOTE 6 – REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”). Under the terms of the agreements, the Company has agreed to pay UNUM an interest rate of 9.5% on the reserves of original modified coinsurance block and 7.0% on the other modified coinsurance reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the Consolidated Statements of Comprehensive Income includes income of $6.2 million, $4.2 million, and $4.2 million for 2016, 2015, and 2014, respectively, related to the Company’s disability income reinsurance. Such income is primarily offset by expenses incurred by the Company related to this block of business. Reserve transfers and interest payments under modified coinsurance agreements are included in the Consolidated Statements of Comprehensive Income as a component of increase in policy liabilities expense.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 6 – REINSURANCE (continued)

The effects of reinsurance for the years ended December 31 were as follows (in thousands).

	2016	2015	2014
Insurance premiums:
Direct	$278,300	$284,452	$291,018
Reinsurance assumed	832	1,047	906
Reinsurance ceded	(60,697)	(57,952)	(60,295)
Total insurance premiums	$218,435	$227,547	$231,629

Increase in policy liabilities:
Direct	$(117,055)	$(38,970)	$(94,923)
Reinsurance assumed	-	-	-
Reinsurance ceded	44,791	37,250	43,929
Total increase in policy liabilities	$(72,264)	$(1,720)	$(50,994)

Policy benefits:
Direct	$655,615	$519,441	$577,930
Reinsurance assumed	799	-	351
Reinsurance ceded	(123,343)	(78,545)	(65,610)
Total policy benefits	$533,071	$440,896	$512,671

Policyholders’ dividends:
Direct	$58,511	$64,751	$83,921
Reinsurance ceded	(422)	(462)	(508)
Total policyholders’ dividends	$58,089	$64,289	$83,413

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The Company’s largest reserve credit as of December 31, 2016 and 2015 was with Swiss Re for $103.3 million and $147.1 million, respectively. Total life insurance in force as of December 31, 2016 and 2015 was approximately $104.9 billion and $93.8 billion, respectively.

NOTE 7 – DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The table below reflects the changes in the deferred policy acquisition costs asset. In 2016, the amortization period for certain indexed annuity products was extended to 30 years to better align with industry standards.

(in thousands)	2016	2015	2014
Balance, beginning of year	$1,295,231	$951,160	$927,742
Acquisition costs deferred during the year	371,790	318,636	313,010
Amortization during the year	(129,733)	(202,049)	(235,482)
Adjustment through other comprehensive income during the year	(25,077)	227,484	(54,110)
Balance, end of year	$1,512,211	$1,295,231	$951,160

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 7 – DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED (continued)

The Company holds present value of future profits of insurance acquired (“PVFP”) attributable to two purchased blocks of insurance; the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996; the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. Amortization of PVFP was $3.1 million, $3.5 million, and $3.9 million for the years ended December 31, 2016, 2015, and 2014, respectively.

Projected amortization of PVFP during the next three years is as follows (in thousands):

Projected
Year	Amortization
2017	2,800
2018	2,600
2019	1,200

NOTE 8 – FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions. The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2010. The Company’s 2010 through 2013 consolidated federal income tax returns are under examination by the IRS.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2016		2015		2014
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$40,680		$12,281		$19,809
Deferred	20,320		29,663		42,057
Total income tax expense	$61,000		$41,944		$61,866

Expected income taxes	$75,974	35.0%	$52,937	35.0%	$72,164	35.0%
Dividends received deduction	(1,799)	(0.8)	(2,156)	(1.4)	(2,478)	(1.2)
Affordable housing tax credit	(25,750)	(11.9)	(20,602)	(13.6)	(16,435)	(8.0)
Corporate owned life insurance	(3,858)	(1.8)	(3,503)	(2.3)	(3,250)	(1.6)
Other, net	3,757	1.8	3,901	2.5	2,652	1.3
Total without amortization	$48,324		$30,577		$52,653
Effective rate without amortization		22.3%		20.2%		25.5%

Affordable housing tax credit amortization	12,676	5.8	11,367	7.5	9,213	4.5
Total income tax expense	$61,000		$41,944		$61,866
Effective federal income tax rate		28.1%		27.7%		30.0%

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 8 – FEDERAL INCOME TAXES (continued)

The Company paid $2.4 million, $0.0 million, and $10.0 million in federal income taxes during 2016, 2015, and 2014, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2016	2015
Balance, beginning of year	$6,160	$7,325
Additions/(reductions) based on tax positions related to current year	(2,576)	(1,165)
Additions/(reductions) based on tax positions related to prior years	6,478	-
Reductions to unrecognized tax benefits as a result of a lapse of the applicable statute of limitations	-	-
Settlements	-	-
Balance, end of year	$10,062	$6,160

Total unrecognized tax benefits were $12.5 million at December 31, 2016, including $2.1 million that would impact net income if recognized. It is reasonably possible that the amount of the Company’s unrecognized tax benefits could change within the next twelve months due to the settlement of outstanding audit issues with the IRS. Accordingly, the Company believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to $10 million within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. During the years ended December 31, 2016, 2015, and 2014, the Company has recognized approximately $1.1 million in expense, $0.2 million in expense, and $0.3 million in expense, respectively, related to interest and penalties. The Company had approximately $2.1 million and $1.0 million accrued for interest and penalties at December 31, 2016 and 2015, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 8 – FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2016	2015
Deferred income tax assets:
Policy liabilities	$375,829	$308,374
Pension and other employee benefits	74,319	78,014
Loss carryforwards	3,284	5,929
Tax credits	16,933	21,776
Other	11,380	1,874
Total deferred income tax assets	481,745	415,967

Deferred income tax liabilities:
Deferred policy acquisition costs	418,165	350,642
Debt/Equity Securities	40,268	33,882
Other invested assets	4,316	419
Net UCL AFS Debt/Equity Securities	211,914	145,911
PV Future Profits	2,325	3,413
Property and Equipment	36,196	32,241
Total deferred income tax liabilities	713,184	566,508

Total net deferred income tax assets (liabilities)	$(231,439)	$(150,541)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2016 or 2015.

At December 31, 2016, the Company has federal operating loss carryforwards related to the non-life insurance companies of $9.4 million which expire in 2031 and 2035 and tax credit carryforwards of $16.9 million which will begin to expire in 2036.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees, are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. The Company also sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. These pension plans are separately funded. Plan assets are primarily mutual funds and bonds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company sponsors other pension plans, including a non-contributory defined benefit plan for National Life career general agents who met the eligibility requirements to enter the plan prior to January 1, 2005, and a noncontributory defined supplemental benefit plan for certain executives. These defined benefit pension plans are non-qualified and are not separately funded.

The Company sponsors defined benefit postemployment plans that provide medical benefits to employees, agency staff and agents. Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The postemployment plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The Company also sponsors various defined contribution and deferred compensation plans.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Change in benefit obligation:
Benefit obligation, beginning of year	$434,969	$457,918	$349,373	$23,867	$32,086	$26,457
Service cost for benefits earned during the period	9,434	9,541	7,104	229	335	266
Interest cost on benefit obligation	17,856	17,008	16,210	967	1,196	1,220
Plan participants' contributions	-	-	-	1,141	1,067	1,231
Actuarial (gains)/ losses	641	(27,336)	105,524	2,192	(7,689)	6,201
Benefits paid	(31,738)	(22,162)	(20,293)	(2,885)	(3,128)	(3,289)
Benefit obligation, end of year	431,162	434,969	457,918	25,511	23,867	32,086
Change in plan assets:
Plan assets, beginning of year	262,475	266,332	243,897	-	-	-
Actual income on plan assets	20,858	(5,824)	9,073	-	-	-
Employer contributions	33,207	24,129	33,655	1,744	2,061	2,058
Plan participants' contributions	-	-	-	1,141	1,067	1,231
Benefits paid	(31,738)	(22,162)	(20,293)	(2,885)	(3,128)	(3,289)
Plan assets, end of year	284,802	262,475	266,332	-	-	-
Funded Status	$(146,360)	$(172,494)	$(191,586)	$(25,511)	$(23,867)	$(32,086)

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Amounts recognized in the Consolidated Balance Sheets:
Pension and other post-retirement benefit obligations liability	$6,057	$17,198	$19,493	$24,620	$28,271	$30,337
Accumulated other comprehensive income	140,303	155,296	172,093	891	(4,404)	1,749
Net amount recognized	$146,360	$172,494	$191,586	$25,511	$23,867	$32,086
Pension and other post-retirement benefit obligations liability	$(146,360)	$(172,494)	$(191,586)	$(25,511)	$(23,867)	$(32,086)
Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$140,303	$155,296	$172,093	$1,906	$(374)	$8,793
Net prior service costs (benefits)	-	-	-	(1,015)	(4,030)	(7,044)
	$140,303	$155,296	$172,093	$891	$(4,404)	$1,749

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligations in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2016	2015	2014
Total Accumulated Benefit Obligation	$386,376	$406,842	$419,910
Plans with ABO in excess of plan assets:
ABO	386,376	406,842	419,910
Fair value of plan assets (1)	284,857	262,489	266,369
Plans with PBO in excess of plan assets:
PBO	431,162	434,969	457,918
Fair value of plan assets (1)	284,857	262,489	266,369

(1)	The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Service cost for benefits earned during the period	$9,434	$9,541	$7,104	$229	$335	$266
Interest cost on benefit obligation	17,856	17,008	16,210	967	1,196	1,220
Expected (income) on plan assets	(18,499)	(19,151)	(17,060)	-	-	-
Net amortization of actuarial losses (gains)	13,274	14,315	5,289	(89)	1,478	396
Amortization of prior service costs (benefits) and plan amendments	-	-	-	(3,014)	(3,014)	(3,014)
Net periodic benefit cost (included in operating expenses)	$22,065	$21,713	$11,543	$(1,907)	$(5)	$(1,132)

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Net gain (loss)	$1,719	$2,482	$(113,511)	$(2,192)	$7,690	$(6,202)
Prior service (cost) benefit	-	-	-	-	-	-
Amortization of (gain) loss	13,274	14,315	5,289	(89)	1,477	396
Amortization of prior service cost (benefits)	-	-	-	(3,014)	(3,014)	(3,014)
Total recognized in other comprehensive income	$14,993	$16,797	$(108,222)	$(5,295)	$6,153	$(8,820)

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $11.0 million and $1.0 million, respectively.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Discount rate	4.15%	4.20%	3.85%	4.15%	4.20%	3.85%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2016	2015	2014	2016	2015	2014
Discount rate	4.20%	3.85%	4.80%	4.20%	3.85%	4.80%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%
Expected long term return on plan assets	7.00%	7.00%	7.00%

Included in the pension and other post-retirement benefit obligations liability as reported on the Consolidated Balance Sheets are deferred compensation and employee disability liabilities of $29.5 million and $29.3 million as of December 31, 2016 and 2015, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

Assumed health care cost trend rates (HCCTR) at December 31, 2016:

Weighted average health care cost trend rate assumed for next year	7.51%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2025

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated post-retirement benefit obligation (“APBO”) by about $0.8 million and would increase service and interest costs by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $0.8 million and would reduce service and interest costs by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

In 2015, the Company changed the amortization period for two of its plans where all or almost all of the participants are inactive. For these plans, the change in amortization base went from average future service to average future life expectancy in accordance with ASC 715 – Compensation – Retirement Plans. The change in methodology resulted in a decrease or net periodic expense of $1.6 million in 2015.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2016	December 31, 2015
Fixed income	41%	40%
Equities	53%	54%
Group annuity contract and other	6%	6%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income, and 0 – 10% alternative investments when measured at fair value.

The Company’s expected future long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income, the Company’s historical and projected experience, and on long-term projections by investment research organizations.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2016	2015
Equities – unaffiliated	Equity Funds	$150,253	$140,329
	Total equities - unaffiliated	150,253	140,329
Fixed income	Aerospace/Defense	2,396	933
	Banking	2,398	-
	Cable	2,688	-
	Chemicals	2,240	1,619
	Retailers	6,968	1,748
	Energy	1,868	-
	Food and Beverage	6,484	4,915
	Health Care	953	1,007
	Insurance - Health	1,534	973
	Insurance - Property and Casualty	5,622	3,001
	Insurance - Life	2,111	-
	Machine Construction	3,065	1,926
	Manufacturing	4,199	1,989
	Media	2,449	1,899
	Pharmaceuticals	7,205	4,230
	Real Estate Investment Trusts	1,861	-
	Technology	4,591	2,075
	Transportation	4,542	2,189
	Utilities	10,507	-
	Wirelines	1,017	950
	Bond Funds	41,751	75,328
	Total fixed income	116,449	104,782
Partnerships		15,465	12,072
Cash		544	832
Group annuity		1,475	4,196
	Total Investments (1) (2)	$284,186	$262,211

(1)	Includes investments totaling $27,254 in 2016 and $62,365 in 2015 advised by the Company’ subsidiary SAMI.

(2)	The difference to total plan assets of $284,802 for 2016 and $262,475 for 2015 shown in the changes in plan assets are accruals for income and liabilities.

The assets of the Company’s separately funded pension plans are held in the Company’s separate account, and are included on the hierarchy in Note 4.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The valuation techniques used for the plan assets are:

Common Stock – Common stocks consist of mutual funds that are traded daily and have a net asset value. These securities are categorized as Level 1.

Corporates – Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Corporate bonds are categorized as Level 2 in the fair value hierarchy. Level 1 consists of bond mutual funds that are traded daily and have a readily determinable net asset value.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership’s net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

The valuation of plan assets as of December 31 is as follows (in thousands):

2016 Fair Value	Level 1	Level 2	Level 3	Not Presented at Fair Value	Total
Assets
Common Stock	150,253	-	-	-	150,253
Corporates	41,751	75,369	-	-	117,120
Partnerships	-	-	15,465	-	15,465
Cash	544	-	-	-	544
Short term investments	-	-	-	-	-
Group annuity	-	1,475	-	-	1,475
Total Assets	$192,548	$76,844	$15,465	$-	$284,857
Liabilities
Total Liabilities	-	-	-	(55)	(55)
Total Plan Assets	$192,548	$76,844	$15,465	$(55)	$284,802

				Not Presented
2015 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	140,329	-	-	-	140,329
Corporates	75,328	29,732	-	-	105,060
Partnerships	-	-	12,072	-	12,072
Cash	832	-	-	-	832
Short term investments	-	-	-	-	-
Group annuity	-	4,196	-	-	4,196
Total Assets	$216,489	$33,928	$12,072	$-	$262,489
Liabilities
Total Liabilities	-	-	-	(14)	(14)
Total Plan Assets	$216,489	$33,928	$12,072	$(14)	$262,475

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2016 and 2015 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value.

2016 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$12,072	$287	$3,374	$-	$(268)	$-	$-	$-	$15,465

2015 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$10,909	$(272)	$1,522	$-	$(87)	$-	$-	$-	$12,072

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2016, and in aggregate for the five years thereafter is as follows (in thousands):

Year	Projected Pension Benefit Payments	Projected Other Benefit Payments	Projected Medicare Part D Reimbursements
2017	$26,696	$1,731	$80
2018	24,081	1,735	82
2019	24,619	1,733	85
2020	27,940	1,739	87
2021	26,554	1,743	89
2022-2026	128,910	8,769	454

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2017 into its separately funded defined benefit pension plans is anticipated to be up to $15.0 million.

The Company provides employees with a 401(k) plan. Under the Company’s 401(k) pension plan for employees, eligible employees earning less than a specified amount receive a 75% match up to 6% of an employee's salary, subject to maximum contribution guidelines. Employees earning more than the specified amount receive a 50% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions. Effective January 1, 2016, agency employees became a part of the employee 401(k) plan with the same matching contributions as home office employees.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent's compensation up to the Social Security Taxable Wage Base plus 7.5% of the agent's compensation in excess of the Social Security Taxable Wage Base. In addition, the agent may elect to defer a portion of the agent's compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 9 – BENEFIT PLANS (continued)

For all of the Company’s 401(k) plans, accumulated funds may be invested in a group annuity contract issued by National Life or in mutual funds (several of which are sponsored by the Company’s subsidiary, SAMI). These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 – GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.3 million and intangible assets of $45.7 million at December 31, 2016. There were no impairments or other reductions recorded in 2016 or 2015.

	December 31, 2016
		(Amounts in millions)
		Accumulated	Carrying
	Gross	Impairments	Value
Goodwill	$7.7	$(0.4)	$7.3
Intangibles - Non-amortizing	47.2	(1.5)	45.7
Total	$54.9	$(1.9)	$53.0

NOTE 11 – DEBT

Debt consists of the following (in thousands):

	2016	2015
7.5% Senior Notes:
$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.	$197,909	$197,785

6.5% Senior Notes:
Original issue of $75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries. In 2009, the Company's subsidiary, National Life repurchased $7.0 million of the senior note. Interest paid to the subsidiary is eliminated in consolidation.	67,368	67,333

10.5% Surplus Notes:
Original issue of $200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.	188,333	188,244

Total debt	$453,610	$453,362

Total debt is shown net of debt issuance costs, in accordance with ASU 2015-03, Interest – Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs.

Interest paid on the 7.5% senior notes was $15.0 million in 2016, 2015, and 2014. Interest paid on the 6.5% senior notes was $4.4 million in 2016, 2015 and 2014. Interest paid on the 10.5% surplus note was $19.5 million in 2016 and $21.0 million in 2015 and 2014.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 11 – DEBT (continued)

Throughout 2015, National Life repurchased $9.7 million of the outstanding 10.5% surplus notes. A loss of $5.4 million was recorded on the repurchase and is included in net realized investment gains (losses). There were no repurchases in 2016.

National Life has a secured asset-based borrowing capacity of $1.5 billion with FHLB Boston. LSW has a secured asset-based borrowing capacity of $4.0 billion with FHLB Dallas. National Life has an outstanding advance with FHLB Boston of $102.1 million, and LSW has an outstanding advance with FHLB Dallas of $1.17 billion. These advances are considered operating leverage and are included in policyholder account liabilities. For additional information on FHLB see Note 2.

NOTE 12 – COMMITMENTS AND CONTINGENCIES

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings, and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company is also involved in class action or putative class action litigation. On September 24, 2010, three individuals (including two former policyholders and one now former policyholder) brought a putative class action against LSW concerning their purchases of indexed universal life insurance policies sold in California (SecurePlus Provider and SecurePlus Paragon), before the U.S. District Court for the Central District of California and captioned Walker, et al. v. Life Ins. Co. of the Southwest. Plaintiffs asserted claims under the California Unfair Competition Law and for fraudulent concealment, alleging that LSW and independent agents did not sufficiently and/or appropriately disclose, in illustrations and otherwise, certain features of the policies, including the amount and duration of certain charges and fees set forth in the policies themselves, the method by which policy values are calculated under the policies, and the potential tax treatment for policy loans under certain circumstances. A jury trial on the fraudulent concealment claims was held in April 2014 and resulted in a defense verdict. No liability was found and no damages awarded. In an Order dated April 14, 2015, U.S. District Court Judge James V. Selna found in favor of LSW as to all remaining claims. On May 29, 2015, plaintiffs filed a notice of appeal from the final judgment with the United States Court of Appeals for the Ninth Circuit. Plaintiffs filed their appellate brief in December 2015. LSW filed its answer brief on February 8, 2016. Plaintiffs filed their reply brief on May 23, 2016. Oral argument occurred on February 7, 2017.

The Company currently leases rights to the use of certain data processing hardware from NTT Data (formerly known as Dell Systems Corporation). This agreement was extended through January 31, 2025. The following is a schedule of future minimum lease payments as of December 31, 2016 (in thousands).

Year	Contract Obligation
2017	6,000,000
2018	6,000,000
2019	6,000,000
2020	6,000,000
2021	6,000,000
Thereafter	18,500,000
Total minimum payments	$48,500,000

The Company also has a services contract with NTT Data (formerly Dell). In total, the Company paid $13.4 million, $15.0 million, and $12.9 million for the years ended December 31, 2016, 2015, and 2014, respectively to Dell.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 12 – COMMITMENTS AND CONTINGENCIES (continued)

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The contract expires January 1, 2020. Total expense paid to NTT was $29.6 million, $25.0 million, and $32.5 million for the years ended December 31, 2016, 2015, and 2014, respectively. The expense paid includes a base amount and variable expenses related to project work performed during the year.

The Company has a multi-year contract with I-Pipeline which expires December 31, 2018. The contract provides new business support through electronic application. The Company paid $2.2 million, $2.3 million, and $2.3 million for the years ended December 31, 2016, 2015, and 2014, respectively.

The Company signed a multi-year contract with Cognizant which expires December 31, 2017. The contract provides application support, web development and QA services. The Company paid $11.4 million, $10.2 million, and $8.1 million for the years ended December 31, 2016, 2015, and 2014, respectively.

The Company’s subsidiary, LSW, is a party to an amended lease agreement with Gaedeke Holdings IX, LLC for its LSW office facilities in Addison, Texas. The expiration date of this agreement is January 31, 2027. Rental expense incurred under this agreement was $1.3 million, $1.3 million, and $0.9 million in 2016, 2015, and 2014, respectively.

The following is a schedule of future minimum rental payments pursuant to the amended lease as described above:

Year	Contract Obligation
2017	1,558
2018	1,578
2019	1,730
2020	1,808
2021	1,846
Thereafter	8,831
Total minimum payments	$17,351

Unfunded Commitments – The Company had unfunded mortgage loan, partnership, and private placement commitments of $25.0 million, $360.3 million, and $34.3 million respectively, at December 31, 2016. Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 13 – NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies in force at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. National Life remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. In 2016 and 2015, the Company recorded a policyholder dividend obligation of $7.2 million and $11.3 million respectively. Similarly, unrealized gains on Closed Block investments may increase the policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation through accumulated other comprehensive income of $111.4 million, $113.0 million, and $202.4 million at December 31, 2016, 2015 and 2014, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation at December 31, 2016 and 2015 was $118.6 million and $124.3 million, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 13 – NATIONAL LIFE CLOSED BLOCK (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2016 and 2015, and for the three years ended December 31, 2016, 2015 and 2014 is as follows (in thousands):

	2016	2015
Liabilities:
Policy liabilities and accruals	$3,250,822	$3,387,243
Other liabilities	40	177
Total liabilities	$3,250,862	$3,387,420

Assets:
Cash	$2,798	$7,826
Short term investments	4,495	15,000
Available-for-sale debt and equity securities	2,387,284	2,443,863
Mortgage loans	178,699	205,530
Policy loans	392,177	403,474
Accrued investment income	32,474	33,821
Premiums and fees receivable	6,257	6,774
Other assets	36,445	52,093
Total assets	$3,040,629	$3,168,381

Excess of reported liabilities over assets	$210,233	$219,039
Closed Block accumulated other comprehensive loss	-	-
Unrealized loss and liabilities	$210,233	$219,039

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 13 – NATIONAL LIFE CLOSED BLOCK (continued)

	2016	2015	2014
Revenues:
Insurance premiums and other income	$103,650	$116,480	$125,453
Net investment income	139,319	147,947	153,618
Net realized investment gain (loss)	6,459	93	22,086

Total revenues	$249,428	$264,520	$301,157

Benefits and Expenses:
Decrease in policy liabilities	(135,109)	(60,593)	(102,746)
Policy benefits	310,547	243,208	295,728
Policyholders' dividends and dividend obligations	47,124	53,619	72,535
Interest credited to policyholder account liabilities	7,575	7,659	8,006
Operating expenses	4,694	5,264	5,696
Commission expenses	1,049	1,177	1,286

Total benefits and expenses	$235,880	$250,334	$280,505

Pre-tax results of operations	13,548	14,186	20,652

Income taxes	4,742	4,966	7,236

Closed Block results of operations	$8,806	$9,220	$13,416
Other comprehensive income:
Unrealized loss	-	-	-
Total Closed Block comprehensive income	$8,806	$9,220	$13,416

Excess of reported Closed Block liabilities over Closed Block assets:
Beginning of year	219,039	228,259	241,675
Closed Block comprehensive income	8,806	9,220	13,416
End of year	$210,233	$219,039	$228,259

Amortized cost of bonds held by the Closed Block at December 31, 2016 and 2015 were $2.2 billion and $2.3 billion, respectively.

Participating insurance in force within the Closed Block at December 31, 2016 and 2015 was $6.2 billion and $6.6 billion, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 14 – STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont (National Life, Catamount Reinsurance Company, and Longhorn Reinsurance Company) and Texas (LSW), prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. National Life and LSW do not have any permitted practices. Catamount and Longhorn have permitted practices approved by the State of Vermont.

Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose. Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings.

Catamount Reinsurance Company commenced business on August 5, 2015 as a special purpose financial insurance company domiciled and licensed in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with National Life to reinsure the majority of in force Closed Block policies. All outstanding shares of the Company’s common stock are directly owned by NLVF.

Longhorn Reinsurance Company commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont. Longhorn entered into a coinsurance with funds withheld agreement with LSW to reinsure certain indexed universal life insurance policies issued by LSW from January 1, 2011 through December 31, 2015. All outstanding shares of Longhorn's common stock are directly owned by National Life. Longhorn's use of permitted practices has no impact on National Life's surplus.

LSW paid no dividends to National Life in 2016 or 2015. In 2014, LSW paid an ordinary dividend to National Life of $30 million. National Life paid no dividends to NLVF in 2016, 2015, or 2014. For U.S. GAAP, the dividends were eliminated in consolidation. Dividends declared by National Life in excess of the greater of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner of the Vermont Department of Financial Regulation.

In 2016, National Life’s ownership of Catamount Reinsurance Company was transferred to its parent, NLV Financial Corporation. In 2015, there was a capital contribution of $18 million from NLVF to National Life. There was a subsequent capital contribution of $18 million from National Life to LSW.

The New York Department of Financial Services recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Department of Financial Services to financial statements prepared in accordance with U.S. GAAP in making such determinations.

National Life’s statutory surplus was $1.93 billion (unaudited) and $1.78 billion at December 31, 2016 and 2015, respectively. Statutory net income was $(51.1) million (unaudited), $12.0 million, and $19.1 million in 2016, 2015, and 2014, respectively.

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2016

NOTE 14 – STATUTORY INFORMATION AND RESTRICTIONS (continued)

Pursuant to certain statutory requirements, as of December 31, 2016, National Life and LSW had securities on deposit with a statutory carrying value of $2.8 million and $3.4 million, respectively, in insurance department special deposit accounts.

NOTE 15 – PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 25.0% and 27.5% of the face value of total insurance in force at December 31, 2016 and 2015, respectively. The premiums on participating life insurance policies were 13.8%, 16.1%, and 18.2% of total individual life insurance premiums in 2016, 2015, and 2014, respectively.

Part C: OTHER INFORMATION

Item 26. Exhibits

(a)	Resolutions of the Board of Directors of National Life Insurance Company (“Depositor”) authorizing establishment of National Variable Life Insurance Account (“Registrant”) (1)
(b)	Not applicable
(c)(1)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (7)
(c)(2)	Form of Selling Agreement (7)
(d)(1)	Form of Specimen Investor Select Policy Form- Unisex Policy (13)
(d)(2)	Form of Specimen Investor Select Policy Form-sex distinct (13)
(d)(3)	Waiver of Monthly Deductions Rider (1)
(d)(4)	Accidental Death Benefit Rider (1)
(d)(5)	Guaranteed Insurability Option Rider (1)
(d)(6)	Form of Accelerated Care Rider (11)
(d)(7)	Form of Chronic Care Protection Rider (11)
(d)(8)	Form of Accelerated Benefit Rider Terminal Illness (11)
(d)(9)	Form of Accelerated Benefit Rider Covered Chronic Illness (11)
(d)(10)	Overloan Protection Rider (8)
(d)(11)	Form of Balance Sheet Benefit Rider (11)
(d)(12)	Form of Children’s Term Rider (11)
(d)(13)	Form of Other Insured Rider (sex distinct) (11)
(d)(14)	Form of Other Insured Rider (unisex) (11)
(d)(15)	Form of Qualified Plan Exchange Privilege Rider (11)
(d)(16)	Form of Waiver of Specified Premium Rider (sex distinct) (11)
(d)(17)	Form of Waiver of Specified Premium Rider (unisex) (11)
(e) (1)	Form of Investor Select Application Form- Unisex Policy (11)
(e) (2)	Form of Investor Select Application Form- Sex Distinct Policy (11)
(f)(1)	National Life Insurance Company’s Charter documents (7)
(f)(2)	National Life Insurance Company’s By-laws (7)
(g)	Reinsurance agreements- None applicable
(h)(1)

Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (2)

(a) Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company dated November 18, 1998 (10)

(b) Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company (18)

(h)(2)

Form of Shareholder Service Agreement between National Life Insurance Company and American Century Investment Management, Inc. (3)

(a)   Form of Amendment to Shareholder Services Agreement (4)

(b)   Shareholder Services Agreement between American Century Investment Services, Inc., American Century Services, LLC and National Life Insurance Company dated April 1, 2016. (20)

(h)(3)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (5)

(a) Form of Amendment to Participation Agreement (4)

(b) Amendment to Participation Agreement dated June 23, 2008 (12)

(h)(4)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. dated July 27, 2000. (6)
(h)(5)	Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (4)
(h)(6)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (4)

(a)   Amendment to Participation Agreement dated June 5, 2007 (12)

(b)   Amendment Number 2 dated October 30, 2008 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)

(c)   Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc

(d)   Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (18)

(e)   Amendment Number 2 to the Administrative Services Agreement dated April 1, 2016 (20)

(f)   Amendment Number 5 to the Participation Agreement dated April 1, 2016 (20)

(h)(7)

Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company effective May 1, 2004 (4)

(a)   Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/5/08 (12)

(b)   Amendment to Participation Agreement dated March 1, 2016 (20)

(h)(8)

Form of Participation Agreement – National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (4)

(a) Supplemental Agreement to the Participation Agreement entered into March 12, 2007

(h)(9)

Participation agreement among National Life Insurance Company, Equity Services , Inc. and AllianceBernstein L.P and AllianceBernstein Investments, Inc. dated as of September 2, 2008 (12)

(a)   Amendment No. 2 dated April 1, 2016 to the Participation Agreement (20)

(h)(10)	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008. (12)
(h)(11)

Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and National Life Insurance Company dated December 1, 2008. (12)

1.    Amendment No. 1 to the Participation Agreement dated April 1, 2016 (20)

(i)(1)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (10)
(i)(2)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (10)
(i)(3)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (10)
(i)(5)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (10)
(i)(6)

Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (10)

(a)   Amendment to the Administrative Services Agreement (12)

(b)   Amendment Number 2 to the Administrative Services Agreement dated April 1, 2016 (20)

(i)(7)	Services Distribution Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (10)
(i)(8)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (10)

(a) Amendment to Service Agreement dated May 23, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (13)

(i)(9)	Service Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (12)
(i)(10)	Services Agreement dated October 22, 2008 among National Life Insurance Co. and Deutsche Investment Management Americas Inc. (14)
(i)(11)	Distribution Services Agreement between National Life Insurance Company and Invesco Distributors, Inc. dated April 1, 2016 (20)
(i)(12)	Letter of Service Agreement between AllianceBernstein Investments, Inc. and National Life Insurance Company dated April 1, 2016. (20)
(j)(1)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (9)
(j)(2)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (9)
(j)(3)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007 (9)
(j)(4)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007 (9)
(j)(5)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006 (9)
(j)(6)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007 (9)

(j)(7)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (12)
(j)(8)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 17, 2007 (14)
(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)	Calculation
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(o)	Not applicable
(p)	Not applicable
(q)	Redeemability exemption: Memorandum describing issuance, transfer and redemption procedures
(r)	Powers of Attorney

(s)	Pledge And Security Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (13)
(t)	Keep Well Agreement, dated as of January 1, 1999 made By NLV Financial Corporation And National Life Insurance Company. (13)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Benefit Provider - File No. 333-67003) filed on February 11, 1999.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 12, 1996.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 1997.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed April 30, 2004.
(5)	Incorporated hereby by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998.
(6)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2006.
(8)	Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed August 28, 2006.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed May 1, 2007.
(10)	Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider File No. 333-44723) filed June 25, 2007.
(11)	Incorporated herein by reference to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed June 9, 2008.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed December 1, 2008.
(13)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008.
(14)	Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.
(15)	Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30, 2010.
(16)	Incorporated herein by reference to the Post-Effective Amendment No. 25 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2010.
(17)	Incorporated herein by reference to the Pre-Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed April 30,

2011.
(18)	Incorporated herein by reference to the Post Effective Amendment No. 28 to the Form N-4 Registration Statement for National Variable Annuity Account II (Sentinel Advantage- File No. 33-19583) filed May 1, 2013.
(19)	Incorporated herein by reference to the Post Effective Amendment No. 7 to the Form N-4 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed May 1, 2015.
(20)	Incorporated herein by reference to the Post Effective Amendment No. 31 to the Form N-4 Registration Statement for National Variable Annuity Account II (Sentinel Advantage- File No. 33-19583) filed April 29, 2016.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor

Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

James H. Douglas	Director
One National Life Drive
Montpelier, VT 05604

Carol A. Carlson	Director
One National Life Drive
Montpelier, VT 05604

Thomas H. Brownell	Executive Vice President & Chief Investment Officer

Robert E. Cotton	Executive Vice President, Chief Financial Officer & Treasurer

Robert E. Cotton	Executive Vice President, Chief Financial Officer & Treasurer

Thomas Anfuso	Senior Vice President & Chief Information Officer

Ataollah Azarshahi	Senior Vice President

Jason Doiron	Senior Vice President & Chief Investment Officer

David Longfritz	Senior Vice President

Eric Sandberg	Senior Vice President, Chief Actuary, Chief Risk Officer

Achim Schwetlick	Senior Vice President

William D. Whitsell	Senior Vice President

Sean N. Woodroffe	Senior Vice President, Chief People Officer

Gregory D. Woodworth	Senior Vice President & General Counsel

Pamela Blalock	Vice President

Matthew L. DeSantos	Vice President

Scott W. Edblom	Vice President

Alfred J. Foice, Jr.	Vice President

Michael Craig Fowler	Vice President

Matthew C. Frazee	Vice President

Christopher L Graff	Vice President

Paul G. Greene	Vice President & Chief Underwriter

Joyce B. LaRosa	Vice President

Elizabeth H. MacGowan	Vice President & Chief Product Officer

Gregory M. Mateja	Vice President

Angela McCraw	Vice President

Eric Plasse	Vice President

Louis D. Puglisi	Vice President

Alexei Serov	Vice President & Chief Technology Officer

Catherine Shires	Vice President & Illustration Actuary

David B. Soccodato	Vice President & Tax Officer

Kerry A. Jung	Assistant General Counsel & Secretary

Robert S. Burke	Assistant General Counsel

Barbara B. Fitch	Chief Compliance Officer & AML Compliance Officer

Gregory D. Teese	Chief Compliance Officer - Separate Accounts

Michael H. Crawford	Appointed Actuary

Michael B. Richardson	Illustration Officer

Gregory D. Teese	Chief Compliance Officer - Separate Accounts

Robert J. Lewton	Deputy Chief Compliance Officer - Separate Accounts

Michele Granitz	HIPAA Privacy Officer-Plans

Michele K. Dungworth	HIPAA Privacy Officer – LTC

Catherine C. Fisk	Assistant Secretary

Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest (“LSW”), a Texas corporation. LSW owns 100% of National Life Distribution, LLC., a Vermont Corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 29. Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows:

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Registrant.

Item 30. Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Annuity Account II.

(b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Robert E. Cotton	Director
Pamela Blalock	Director
Lance A. Reihl	President & Chief Executive Officer
Gregory D. Teese	Senior Vice President & Chief Compliance Officer
Timothy V. Ryder	Senior Vice President
Jeffrey Wood	Senior Vice President
Eric Kucinskas	Vice President & Treasurer
Heather L. Lyon	Vice President
Thomas C. Longfellow	Vice President, Investment Adviser Compliance
Dan Randall	Vice President
Frances Tierno	Vice President
Scott Solod	Deputy Chief Compliance Officer
Andrew Speirs	Chief Information Security Officer
Ian A. McKenny	Senior Counsel & Secretary

Catherine C. Fisk	Assistant Secretary
Kerry A. Jung	Assistant Secretary
David B. Soccodato	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commissions*	Other Compensation
Equity Services, Inc.	$1,251,731	-0-	$1,251,731	-0-

* The compensation includes commissions paid to ESI that relate to variable life insurance policies supported by the Separate Account.

Item 31. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

National Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services to be rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No.9 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, as of the 1st day of May, 2017.

NATIONAL VARIABLE LIFE
INSURANCE ACCOUNT (Registrant)

By: NATIONAL LIFE INSURANCE COMPANY

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.8 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	May 1, 2017

/s/ Robert E. Cotton	Senior Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	May 1, 2017

Thomas H. MacLeay*	Director	May 1, 2017
Bruce Lisman*	Director	May 1, 2017
David R. Coates*	Director	May 1, 2017
V. Louise McCarren*	Director	May 1, 2017
Roger B. Porter	Director	May 1, 2017
Harris Simmons	Director	May 1, 2017
Carol Carlson	Director	May 1, 2017
James H. Douglas

* Mehran Assadi signs this document pursuant to the power of attorney filed with this post effective amendment No.7 to the form N-6 for the National Variable Life Insurance Account (Investor Select File No. 333-151535).

/s/ Mehran Assadi

Mehran Assadi

Exhibit Index

(k)	Opinion and Consent of Counsel
(l)	Actuarial Opinion and Consent
(m)(1)	Calculation
(m)(2)	Calculation NY
(n)(1)	Consent of PricewaterhouseCoopers LLP, Auditors
(n)(2)	Consent of Sutherland Asbill & Brennan LLP
(r)	Powers of Attorney